UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03290

Name of Fund:    BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Global Opportunities V.I. Fund

BlackRock High Yield V.I. Fund

BlackRock International V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Managed Volatility V.I. Fund

BlackRock Money Market V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

BlackRock Value Opportunities V.I. Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2013

Date of reporting period: 06/30/2013

Item 1 – Report to Stockholders

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACK ROCK®

BlackRock Variable Series Funds, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. The much-anticipated monetary stimulus ultimately came in September when the ECB and the US Federal Reserve announced their plans for increasing global liquidity.

Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings, and volatility rose in advance of the US Presidential election. In the post-election environment, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move inversely with yields.)

However, February brought a slowdown in global economic momentum and investors toned down their risk appetite. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. US equities moved higher through the spring, with major indices notching a string of all-time highs until finally peaking in late May. Markets abruptly reversed course on May 22 when the US Federal Reserve hinted at a gradual pull-back on monetary policy accommodation. Volatility picked up considerably after this announcement and risk assets broadly slid through the remainder of the period.

Volatility has been higher in financial markets outside the United States in 2013. International equities weakened in the middle of the first quarter when political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks. A poor outlook for European economies already mired in recession further dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results. US equities were particularly strong. International equities also performed well, although rising uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets were especially hurt by slowing growth and concerns about a shrinking global money supply. US Treasury yields remained low from a historical perspective, but were highly volatile and rose sharply in the final two months of the period amid concerns about monetary policy tightening. In this volatile rate environment, US Treasury and investment grade corporate bond prices declined. Returns on high yield and tax-exempt municipal bonds, which had benefited from supportive market conditions during most of the period, were also weighed down by the recent spike in rates. Short-term interest rates, however, remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes in a portfolio that moves freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.82%	20.60%
US small cap equities (Russell 2000® Index)	15.86	24.21
International equities (MSCI Europe, Australasia, Far East Index)	4.10	18.62
Emerging market equities (MSCI Emerging Markets Index)	(9.57)	2.87
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.11
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(4.88)	(4.21)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.44)	(0.69)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.55)	0.51
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.42	9.49

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	2

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACK ROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Basic Value V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2013	BlackRock Basic Value V.I. Fund

Investment Objective

BlackRock Basic Value V.I. Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2013, the Fund outperformed its benchmark, the Russell 1000® Value Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

•

The Fund’s positioning within financials was the most significant source of outperformance for the period. A large exposure and stock selection in the insurance industry accounted for much of the positive performance, with strong gains on shares of Hartford Financial Services Group, Inc., Lincoln National Corp., Prudential Financial, Inc. and MetLife, Inc. Despite some weakness in June 2013 as interest rates moved higher, the Fund’s large investments in both JPMorgan Chase & Co. and Citigroup, Inc. also boosted results. Additionally, the avoidance of real estate investment trusts proved beneficial as these higher-yielding stocks sold off in conjunction with rising bond yields. The Fund also benefited from stock selection in the consumer discretionary sector, with strong performance from holdings in the media industry (Viacom, Inc. and Time Warner Cable, Inc.) and auto components (Lear Corp).

•

The Fund’s overall sector allocation contributed positively to relative performance during the period. Maintaining significant underweights in materials, telecommunication services (“telecom”) and utilities proved beneficial as these were the three worst-performing sectors in the benchmark index.

•

Despite strong performance from top holdings Cisco Systems Inc. and Microsoft Corp., overall stock selection in the information technology sector detracted from the Fund’s performance. Software provider Oracle Corporation was the most notable detractor, performing relatively poorly after delivering disappointing quarterly results. In addition, the Fund’s lack of exposure to Hewlett-Packard Company negatively impacted performance as the struggling company rebounded 76% during the period.

•

In health care, the Fund’s avoidance of managed care companies hindered results as these stocks rose steadily during the period. In addition, the Fund’s investment in Agilent Technologies hurt relative performance as the stock’s price fell in February after the company reported disappointing quarterly earnings and lowered its earnings forecast. The stock still generated a modest gain for the period, but significantly lagged other health care stocks.

Describe recent portfolio activity.

•

While the Fund’s relative sector weightings remained unchanged, the Fund increased its investment in the financials and health care sectors, which proved beneficial during the six-month period. The Fund decreased exposure to industrials and telecom stocks.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period with its largest sector overweights in consumer discretionary, financials and health care, and its most significant underweights in utilities, telecom and industrials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Financials	33%
Health Care	16
Consumer Discretionary	14
Energy	13
Information Technology	8
Industrials	7
Consumer Staples	6
Utilities	2
Materials	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

BlackRock Basic Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to May 25, 2004, the commencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended June 30, 2013
		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	5 Years[6]	10 Years[6]
Class I5	18.67%	28.28%	7.20%	7.78%
Class II5	18.64	28.14	7.05	7.62
Class III[5]	18.52	28.02	6.92	7.51	[7]
S&P 500® Index	13.82	20.60	7.01	7.30
Russell 1000® Value Index	15.90	25.32	6.67	7.79

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to May 25, 2004, the commencement of operations of Class III Shares, are based upon the performance for the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,186.70	$3.90	$1,000.00	$1,021.22	$3.61	0.72%
Class II	$1,000.00	$1,186.40	$4.82	$1,000.00	$1,020.38	$4.46	0.89%
Class III	$1,000.00	$1,185.20	$5.42	$1,000.00	$1,019.84	$5.01	1.00%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	3

Disclosure of Expenses	BlackRock Basic Value V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock Basic Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.3%
Honeywell International, Inc.	65,100	$5,165,034
Northrop Grumman Corp.	74,100	6,135,480
Raytheon Co.	60,500	4,000,260

		15,300,774
Airlines — 0.2%
Delta Air Lines, Inc.	59,800	1,118,858
Auto Components — 1.6%
Lear Corp.	89,200	5,393,032
TRW Automotive Holdings Corp. (a)	30,900	2,052,996

		7,446,028
Automobiles — 1.8%
Ford Motor Co.	395,900	6,124,573
General Motors Co. (a)	66,600	2,218,446

		8,343,019
Capital Markets — 1.0%
Morgan Stanley	84,200	2,057,006
State Street Corp.	35,100	2,288,871

		4,345,877
Chemicals — 0.7%
LyondellBasell Industries NV, Class A	47,000	3,114,220
Commercial Banks — 5.2%
KeyCorp	49,900	550,896
Regions Financial Corp.	442,600	4,217,978
U.S. Bancorp	137,929	4,986,133
Wells Fargo & Co.	341,500	14,093,705

		23,848,712
Commercial Services & Supplies — 0.1%
The ADT Corp.	12,500	498,125
Communications Equipment — 2.6%
Cisco Systems, Inc.	487,400	11,848,694
Consumer Finance — 3.6%
Capital One Financial Corp.	133,300	8,372,573
Discover Financial Services	166,500	7,932,060

		16,304,633
Diversified Financial Services — 9.4%
Citigroup, Inc.	400,330	19,203,830
JPMorgan Chase & Co.	367,376	19,393,779
The NASDAQ OMX Group, Inc.	137,400	4,505,346

		43,102,955
Diversified Telecommunication Services — 0.0%
Verizon Communications, Inc.	3,800	191,292
Electric Utilities — 0.6%
Edison International	13,000	626,080

Common Stocks	Shares	Value
Electric Utilities (concluded)
Great Plains Energy, Inc.	36,300	$818,202
NV Energy, Inc.	49,100	1,151,886
PPL Corp.	11,200	338,912

		2,935,080
Electronic Equipment, Instruments & Components — 0.7%
Corning, Inc.	218,300	3,106,409
Energy Equipment & Services — 0.7%
Halliburton Co.	79,900	3,333,428
Food & Staples Retailing — 2.3%
CVS Caremark Corp.	20,400	1,166,472
The Kroger Co.	233,400	8,061,636
Walgreen Co.	28,700	1,268,540

		10,496,648
Food Products — 0.8%
Unilever NV - NY Shares	96,000	3,773,760
Gas Utilities — 0.6%
UGI Corp.	72,000	2,815,920
Health Care Equipment & Supplies — 6.5%
Medtronic, Inc.	251,738	12,956,955
St. Jude Medical, Inc.	184,100	8,400,483
Zimmer Holdings, Inc.	111,600	8,363,304

		29,720,742
Health Care Providers & Services — 0.1%
Quest Diagnostics, Inc.	4,500	272,835
Household Durables — 1.2%
Garmin Ltd.	48,100	1,739,296
Newell Rubbermaid, Inc.	145,200	3,811,500

		5,550,796
Household Products — 2.5%
Energizer Holdings, Inc.	62,040	6,235,640
Kimberly-Clark Corp.	51,100	4,963,854

		11,199,494
Independent Power Producers & Energy Traders — 1.0%
AES Corp.	370,000	4,436,300
Industrial Conglomerates — 2.9%
General Electric Co.	579,800	13,445,562
Insurance — 13.1%
ACE Ltd.	83,100	7,435,788
Aflac, Inc.	97,700	5,678,324
Genworth Financial, Inc., Class A (a)	129,400	1,476,454
Hartford Financial Services Group, Inc.	354,691	10,967,046
Lincoln National Corp.	179,757	6,555,738

Portfolio Abbreviation
ADR American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	5

Schedule of Investments (continued)	BlackRock Basic Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
MetLife, Inc.	132,121	$6,045,857
PartnerRe Ltd. (b)	25,100	2,273,056
Prudential Financial, Inc.	110,000	8,033,300
The Travelers Cos., Inc.	78,008	6,234,399
Willis Group Holdings PLC	12,900	526,062
XL Group PLC	150,500	4,563,160

		59,789,184
IT Services — 1.1%
The Western Union Co.	293,200	5,016,652
Leisure Equipment & Products — 0.0%
Hasbro, Inc.	2,100	94,143
Life Sciences Tools & Services — 0.8%
Agilent Technologies, Inc.	85,900	3,673,084
Machinery — 0.3%
Stanley Black & Decker, Inc.	16,300	1,259,990
Media — 8.0%
Comcast Corp., Special Class A	186,300	7,390,521
DIRECTV (a)	35,900	2,212,158
The Interpublic Group of Cos., Inc.	207,400	3,017,670
Omnicom Group, Inc.	5,100	320,637
Time Warner Cable, Inc.	54,600	6,141,408
Time Warner, Inc.	97,433	5,633,576
Viacom, Inc., Class B	174,900	11,901,945

		36,617,915
Multiline Retail — 1.1%
Kohl’s Corp.	56,500	2,853,815
Target Corp.	28,200	1,941,852

		4,795,667
Multi-Utilities — 0.4%
Public Service Enterprise Group, Inc.	49,100	1,603,606
Office Electronics — 0.0%
Xerox Corp.	5,100	46,257
Oil, Gas & Consumable Fuels — 12.3%
Apache Corp.	20,400	1,710,132
Exxon Mobil Corp.	146,800	13,263,380
Gulfport Energy Corp. (a)	51,000	2,400,570
Marathon Oil Corp.	400,372	13,844,864
Marathon Petroleum Corp.	43,200	3,069,792
Occidental Petroleum Corp.	29,500	2,632,285
Phillips 66	15,700	924,887
Royal Dutch Shell PLC - ADR	60,200	3,840,760
Suncor Energy, Inc.	123,300	3,636,117
Total SA - ADR	105,700	5,147,590
Valero Energy Corp.	164,600	5,723,142

		56,193,519

Common Stocks	Shares	Value
Pharmaceuticals — 8.2%
AstraZeneca PLC - ADR	94,700	$4,479,310
Eli Lilly & Co.	89,500	4,396,240
Hospira, Inc. (a)(b)	36,400	1,394,484
Johnson & Johnson	85,500	7,341,030
Pfizer, Inc.	659,120	18,461,951
Teva Pharmaceutical Industries Ltd. - ADR	36,300	1,422,960

		37,495,975
Professional Services — 0.2%
Towers Watson & Co., Class A	11,500	942,310
Real Estate Management & Development — 0.4%
Jones Lang LaSalle, Inc.	21,000	1,913,940
Semiconductors & Semiconductor Equipment — 0.5%
Broadcom Corp., Class A	54,600	1,843,296
Teradyne, Inc. (a)(b)	21,600	379,512

		2,222,808
Software — 3.3%
Microsoft Corp.	262,600	9,067,578
Oracle Corp.	97,800	3,004,416
Symantec Corp.	136,200	3,060,414

		15,132,408
Trading Companies & Distributors — 0.0%
WESCO International, Inc. (a)	1,400	95,144
Total Long-Term Investments (Cost — $361,222,778) — 99.1%		453,442,763

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (c)(d)	3,593,609	3,593,609

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.21% (c)(d)(e)	$3,468	3,468,393
Total Short-Term Securities (Cost — $7,062,002) — 1.6%		7,062,002
Total Investments (Cost — $368,284,780) — 100.7%		460,504,765
Liabilities in Excess of Other Assets — (0.7)%		(3,128,429)

Net Assets — 100.0%		$457,376,336

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity	Shares/Beneficial Interest Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	15,849,216	(12,255,607)	3,593,609	$2,147
BlackRock Liquidity Series LLC, Money Market Series	$1,763,337	$1,705,056	$3,468,393	$1,041

(d)	Represents the current yield as of report date.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (concluded)	BlackRock Basic Value V.I. Fund

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$453,442,763	—	—	$453,442,763
Short-Term Securities	3,593,609	$3,468,393	—	7,062,002
Total	$457,036,372	$3,468,393	—	$460,504,765

[1]	See above Schedule of Investments for values in each industry.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value in the amount of $3,468,393 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	7

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)	BlackRock Basic Value V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $3,475,642) (cost — $361,222,778)	$453,442,763
Investments at value — affiliated (cost — $7,062,002)	7,062,002
Investments sold receivable	5,792,788
Capital shares sold receivable	127,847
Dividends receivable	559,515
Receivable from Manager	37,565
Securities lending income receivable — affiliated	213
Prepaid expenses	1,316

Total assets	467,024,009

Liabilities
Collateral on securities loaned at value	3,468,393
Investments purchased payable	3,568,450
Capital shares redeemed payable	2,123,754
Investment advisory fees payable	226,803
Distribution fees payable	9,930
Officer’s and Directors’ fees payable	3,614
Other affiliates payable	3,372
Other accrued expenses payable	243,357

Total liabilities	9,647,673

Net Assets	$457,376,336

Net Assets Consist of
Paid-in capital	$394,191,040
Undistributed net investment income	3,467,055
Accumulated net realized loss	(32,501,744)
Net unrealized appreciation/depreciation	92,219,985

Net Assets	$457,376,336

Net Asset Value
Class I — Based on net assets of $405,346,727 and 26,680,332 shares outstanding, 300 million shares authorized, $0.10 par value	$15.19

Class II — Based on net assets of $6,504,279 and 429,453 shares outstanding, 100 million shares authorized, $0.10 par value	$15.15

Class III — Based on net assets of $45,525,330 and 3,015,400 shares outstanding, 100 million shares authorized, $0.10 par value	$15.10

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)	BlackRock Basic Value V.I. Fund

Investment Income
Dividends — unaffiliated	$4,944,899
Dividends — affiliated	2,147
Securities lending — affiliated — net	1,041
Foreign taxes withheld	(57,361)

Total income	4,890,726

Expenses
Investment advisory	1,322,924
Transfer agent — Class I	338,925
Transfer agent — Class II	6,080
Transfer agent — Class III	37,518
Distribution — Class II	4,819
Distribution — Class III	52,881
Accounting services	45,250
Professional	29,962
Custodian	20,167
Printing	13,045
Officer and Directors	11,737
Miscellaneous	7,842

Total expenses	1,891,150
Less fees waived by Manager	(1,687)
Less transfer agent fees reimbursed — Class I	(213,837)
Less transfer agent fees reimbursed — Class II	(3,437)
Less transfer agent fees reimbursed — Class III	(18,570)

Total expenses after fees waived and reimbursed	1,653,619

Net investment income	3,237,107

Realized and Unrealized Gain
Net realized gain from investments	27,596,532
Net change in unrealized appreciation/depreciation on investments	44,045,607

Total realized and unrealized gain	71,642,139

Net Increase in Net Assets Resulting from Operations	$74,879,246

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	9

Statements of Changes in Net Assets

	BlackRock Basic Value V.I. Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$3,237,107	$7,429,973
Net realized gain	27,596,532	15,430,820
Net change in unrealized appreciation/depreciation	44,045,607	31,941,697

Net increase in net assets resulting from operations	74,879,246	54,802,490

Dividends to Shareholders From
Net investment income:
Class I	—	(6,509,239)[1]
Class II	—	(98,057)[1]
Class III	—	(592,729)[1]

Decrease in net assets resulting from dividends to shareholders	—	(7,200,025)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(26,273,606)	(47,415,682)

Net Assets
Total increase in net assets	48,605,640	186,783
Beginning of period	408,770,696	408,583,913

End of period	$457,376,336	$408,770,696

Undistributed net investment income	$3,467,055	$229,948

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Financial Highlights	BlackRock Basic Value V.I. Fund

	Class I
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.80	$11.43	$11.94	$10.75	$8.35	$13.86

Net investment income[1]	0.11	0.22	0.19	0.17	0.20	0.24
Net realized and unrealized gain (loss)	2.28	1.38	(0.48)	1.20	2.40	(5.34)

Net increase (decrease) from investment operations	2.39	1.60	(0.29)	1.37	2.60	(5.10)

Dividends and distributions from:
Net investment income	—	(0.23)[2]	(0.22)[2]	(0.18)[2]	(0.20)[2]	(0.28)[2]
Net realized gain	—	—	—	—	—	(0.13)[2]

Total dividends and distributions	—	(0.23)	(0.22)	(0.18)	(0.20)	(0.41)

Net asset value, end of period	$15.19	$12.80	$11.43	$11.94	$10.75	$8.35

Total Investment Return[3]
Based on net asset value	18.67%[4]	14.05%	(2.45)%	12.80%	31.14%	(36.77)%

Ratios to Average Net Assets
Total expenses	0.83%[5]	0.79%	0.67%	0.67%	0.68%	0.68%

Total expenses after fees waived and reimbursed	0.72%[5]	0.71%	0.67%	0.67%	0.68%	0.68%

Net investment income	1.50%[5]	1.79%	1.58%	1.57%	2.17%	2.08%

Supplemental Data
Net assets, end of period (000)	$405,347	$363,954	$366,990	$433,249	$486,440	$391,301

Portfolio turnover	28%	42%	58%	56%	43%	49%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	11

Financial Highlights (continued)	BlackRock Basic Value V.I. Fund

	Class II
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.77	$11.40	$11.91	$10.72	$8.33	$13.81

Net investment income[1]	0.09	0.20	0.17	0.15	0.18	0.22
Net realized and unrealized gain (loss)	2.29	1.38	(0.48)	1.21	2.39	(5.32)

Net increase (decrease) from investment operations	2.38	1.58	(0.31)	1.36	2.57	(5.10)

Dividends and distributions from:
Net investment income	—	(0.21)[2]	(0.20)[2]	(0.17)[2]	(0.18)[2]	(0.25)[2]
Net realized gain	—	—	—	—	—	(0.13)[2]

Total dividends and distributions	—	(0.21)	(0.20)	(0.17)	(0.18)	(0.38)

Net asset value, end of period	$15.15	$12.77	$11.40	$11.91	$10.72	$8.33

Total Investment Return[3]
Based on net asset value	18.64%[4]	13.89%	(2.64)%	12.67%	30.91%	(36.83)%

Ratios to Average Net Assets
Total expenses	1.00%[5]	0.95%	0.82%	0.82%	0.84%	0.83%

Total expenses after fees waived and reimbursed	0.89%[5]	0.87%	0.82%	0.82%	0.84%	0.83%

Net investment income	1.33%[5]	1.63%	1.41%	1.42%	2.03%	1.92%

Supplemental Data
Net assets, end of period (000)	$6,504	$6,058	$6,462	$8,948	$9,611	$9,192

Portfolio turnover	28%	42%	58%	56%	43%	49%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Financial Highlights (concluded)	BlackRock Basic Value V.I. Fund

	Class III
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.74	$11.37	$11.89	$10.71	$8.32	$13.80

Net investment income[1]	0.09	0.19	0.16	0.14	0.17	0.21
Net realized and unrealized gain (loss)	2.27	1.38	(0.49)	1.20	2.40	(5.30)

Net increase (decrease) from investment operations	2.36	1.57	(0.33)	1.34	2.57	(5.09)

Dividends and distributions from:
Net investment income	—	(0.20)[2]	(0.19)[2]	(0.16)[2]	(0.18)[2]	(0.26)[2]
Net realized gain	—	—	—	—	—	(0.13)[2]

Total dividends and distributions	—	(0.20)	(0.19)	(0.16)	(0.18)	(0.39)

Net asset value, end of period	$15.10	$12.74	$11.37	$11.89	$10.71	$8.32

Total Investment Return[3]
Based on net asset value	18.52%[4]	13.81%	(2.78)%	12.51%	30.87%	(36.91)%

Ratios to Average Net Assets
Total expenses	1.09%[5]	1.05%	0.92%	0.92%	0.93%	0.93%

Total expenses after fees waived and reimbursed	1.00%[5]	0.98%	0.92%	0.92%	0.93%	0.93%

Net investment income	1.22%[5]	1.52%	1.37%	1.33%	1.91%	1.87%

Supplemental Data
Net assets, end of period (000)	$45,525	$38,758	$35,132	$28,818	$22,298	$15,784

Portfolio turnover	28%	42%	58%	56%	43%	49%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	13

Notes to Financial Statements (Unaudited)	BlackRock Basic Value V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Basic Value V.I. Fund (the “Fund”). Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

The following table is a summary of the Fund’s open securities lending agreements by counterparty which are subject to offset under a MSLA as of June 30, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Credit Suisse Securities (USA) LLC	$1,528,602	$(1,485,018)	$43,584
Morgan Stanley	1,947,040	(1,947,040)	—

Total	$3,475,642	$(3,432,058)	$43,584

[1]

Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $3,468,393 has been received in connection with securities lending transactions.

[2]

The market value of the loaned securities is determined as of June 30, 2013. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2013, any securities on loan were collateralized by cash.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	15

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion - $3 Billion	0.56%
$3 Billion - $5 Billion	0.54%
$5 Billion - $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended June 30, 2013, the Fund reimbursed the Manager $2,172 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.06%
Class II	0.08%
Class III	0.09%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees reimbursed — class specific in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2013, BIM received $559 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2013, were $121,397,640 and $127,686,883, respectively.

6. Income Tax Information:

As of December 31, 2012, the Fund had a capital loss carryforward available to offset future realized capital gains of $54,813,257, all of which is due to expire December 31, 2017.

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$371,835,412

Gross unrealized appreciation	$90,508,348
Gross unrealized depreciation	(1,838,995)

Net unrealized appreciation	$88,669,353

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2013, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	309,593	$4,433,427	560,453	$6,964,195
Shares issued in reinvestment of dividends	—	—	515,788	6,509,238
Shares redeemed	(2,062,472)	(29,751,496)	(4,758,032)	(59,239,034)

Net decrease	(1,752,879)	$(25,318,069)	(3,681,791)	$(45,765,601)

Class II
Shares sold	—	—	3,459	$40,670
Shares issued in reinvestment of dividends	—	—	7,788	98,057
Total issued	—	—	11,247	138,727
Shares redeemed	(44,913)	$(641,785)	(103,741)	(1,292,563)

Net decrease	(44,913)	$(641,785)	(92,494)	$(1,153,836)

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	17

Notes to Financial Statements (concluded)	BlackRock Basic Value V.I. Fund

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class III
Shares sold	285,710	$4,118,310	762,411	$9,545,526
Shares issued in reinvestment of dividends	—	—	47,192	592,729
Shares redeemed	(313,008)	(4,432,062)	(856,122)	(10,634,500)

Net decrease	(27,298)	$(313,752)	(46,519)	$(496,245)
Total Net Decrease	(1,825,090)	$(26,273,606)	(3,820,804)	$(47,415,682)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income dividend in the following amounts per share on July 19, 2013 to shareholders of record on July 17, 2013:

Class I	$0.007640
Class II	$0.007640
Class III	$0.007640

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACK ROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Capital Appreciation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2013	BlackRock Capital Appreciation V.I. Fund

Investment Objective

BlackRock Capital Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2013, the Fund underperformed its benchmark, the Russell 1000® Growth Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•

The health care sector was the largest and primary detractor from performance during the six months, with an overweight in Allergan Inc. having the most negative impact. The drug maker fell 8% as a combination of the delay in commercialization of its DARPin eye drug and the risk of a possible generic for RESTASIS disappointed investors in the second half of the reporting period. The delay had offset an otherwise positive first-quarter earnings report. Despite the short-term underperformance, Allergan Inc. remains one of our favorite long-term holdings for several reasons. First, unlike many health care stocks, it has much less government reimbursement risk because its products are focused on aesthetics (Botox/aesthetics) and in the consumer area (eye care), where brand is very important. Second, its Botox product is longer-lived than most small-molecule drugs as there is not a pathway to non-branded generics. Finally, we continue to like Allergan Inc.’s product pipeline, including DARPin. In addition to strong fundamentals, the stock’s valuation is compelling as it trades at a discount to many other health care companies with less-attractive growth prospects.

•

Select information technology (“IT”) positions also detracted during the period. Underexposure to Microsoft Corp. had the greatest negative impact within the sector as the company’s stock rose more than 30%. Fund management underweighted the shares due to our belief that the PC market was in secular decline, which proved correct as the decline in PCs accelerated in the first quarter to -14%. However, Fund management did not appreciate how quickly the market would give the company credit for its strategic shift to cloud computing and mobile, which are key investment tenets across the Fund’s IT exposure. As a result, the Fund increased exposure to Microsoft Corp. in the second quarter. Data-analytics firm Teradata Corp. was another substantial detractor in IT. Shares fell more than 18% as ongoing softness in IT spending resulted in weaker-than-expected financial results and prompted the company to guide down full-year 2013 earnings to the lower end of its forecast. Teradata Corp. was eliminated from the Fund during the second quarter.

•

While some IT holdings detracted during the six months, select positions were among the Fund’s strongest contributors. Underexposure to poor-performing Apple Inc. had the greatest positive effect. Fund management reduced Apple to an underweight in January and continued to cut the position throughout 2013. The small position the Fund had was eliminated early in the second quarter as we remain concerned that profit growth has peaked due to saturation of the smartphone market and a lack of innovative new products. In addition, the Fund’s underweights in Oracle Corp. and IBM proved beneficial as shares of both companies also struggled. Other IT contributors during the period were Google Inc., Splunk Inc. and Cisco Systems Inc.

•

Elsewhere in the Fund, health care holding Valeant Pharmaceuticals International Inc. aided returns. Shares of the company surged on the announcement of its $9 billion takeover of contact-lens maker Bausch and Lomb, a deal which expands its foray into the ophthalmology market. Valeant Pharmaceuticals International Inc.’s management has executed well on acquisitions in the past by creating synergies through shared marketing and research & development initiatives. Power management company Eaton Corporation, within the industrials sector, and top media holding Viacom Inc., within the consumer discretionary sector, were additional positive contributors.

Describe recent portfolio activity.

•

During the six-month period, the Fund substantially increased exposure to the consumer discretionary sector, and also added to energy and health care. The largest reductions were to IT, industrials, telecommunication services and materials.

Describe portfolio positioning at period end.

•

As of period end, the Fund maintained a diversified mix of durable and superior growth holdings, supplemented by periodic growth names. The Fund’s largest overweight relative to the Russell 1000® Growth Index was in consumer discretionary, while the most notable underweight was in consumer staples. The consumer discretionary sector overweight reflects Fund management’s favorable view on media stocks. These companies presently trade at lower multiples relative to traditional consumer staples companies, but offer attractive growth, good pricing power and are led by management teams committed to returning cash to shareholders.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Information Technology	28%
Consumer Discretionary	26
Health Care	15
Industrials	14
Financials	6
Consumer Staples	6
Energy	5

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

BlackRock Capital Appreciation V.I. Fund

Total Return Based on a $10,000 Investment

[1]

The Fund invests primarily in a diversified portfolio consisting of primarily common stock of US companies that Fund management believes have shown above-average growth rates in earnings over the long term.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with a greater-than-average growth orientation.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended June 30, 2013
		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]
Class I5	8.12%	14.94%	4.29%		6.56%
Class III[5]	7.90	14.56	4.04	[7]	6.30	[7]
S&P 500® Index	13.82	20.60	7.01		7.30
Russell 1000® Growth Index	11.80	17.07	7.47		7.40

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class IIII Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,081.20	$4.02	$1,000.00	$1,020.93	$3.91	0.78%
Class III	$1,000.00	$1,079.00	$5.36	$1,000.00	$1,019.64	$5.21	1.04%

[8]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	3

Disclosure of Expenses	BlackRock Capital Appreciation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock Capital Appreciation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 4.5%
Precision Castparts Corp.	38,543	$8,711,103
United Technologies Corp.	67,188	6,244,453

		14,955,556
Airlines — 1.0%
United Continental Holdings, Inc. (a)	107,727	3,370,778
Biotechnology — 3.5%
Alexion Pharmaceuticals, Inc. (a)	18,658	1,721,014
Gilead Sciences, Inc. (a)(b)	121,698	6,232,155
United Therapeutics Corp. (a)	60,060	3,953,149

		11,906,318
Commercial Banks — 0.7%
U.S. Bancorp	69,829	2,524,318
Communications Equipment — 2.0%
Cisco Systems, Inc.	281,494	6,843,119
Consumer Finance — 1.7%
Discover Financial Services	120,913	5,760,295
Diversified Financial Services — 2.0%
CME Group, Inc.	37,903	2,879,870
Moody’s Corp.	61,474	3,745,611

		6,625,481
Electrical Equipment — 3.3%
Eaton Corp. PLC	116,314	7,654,624
Roper Industries, Inc.	27,685	3,439,031

		11,093,655
Energy Equipment & Services — 2.1%
FMC Technologies, Inc. (a)(b)	125,487	6,987,116
Food & Staples Retailing — 1.6%
CVS Caremark Corp.	93,316	5,335,809
Food Products — 2.2%
Mead Johnson Nutrition Co.	51,056	4,045,167
Mondelez International, Inc., Class A	115,281	3,288,967

		7,334,134
Health Care Equipment & Supplies — 3.7%
Abbott Laboratories	237,580	8,286,790
Intuitive Surgical, Inc. (a)	8,457	4,284,147

		12,570,937
Health Care Providers & Services — 1.6%
Catamaran Corp. (a)	109,874	5,353,061
Hotels, Restaurants & Leisure — 0.5%
Las Vegas Sands Corp.	34,010	1,800,149
Industrial Conglomerates — 1.2%
Danaher Corp.	61,129	3,869,466
Insurance — 1.6%
American International Group, Inc. (a)	118,064	5,277,461
Internet & Catalog Retail — 5.7%
Amazon.com, Inc. (a)	46,614	12,944,242
Expedia, Inc.	105,367	6,337,825

		19,282,067
Internet Software & Services — 12.6%
eBay, Inc. (a)	192,158	9,938,412
Equinix, Inc. (a)(b)	20,580	3,801,538
Google, Inc., Class A (a)	22,846	20,112,933
LinkedIn Corp., Class A (a)	32,521	5,798,494

Common Stocks	Shares	Value
Internet Software & Services (concluded)
Yandex NV (a)	91,792	$2,536,213

		42,187,590
IT Services — 7.5%
Alliance Data Systems Corp. (a)	21,936	3,971,074
Gartner, Inc. (a)(b)	75,799	4,319,785
Mastercard, Inc., Class A	8,261	4,745,945
Visa, Inc., Class A	66,383	12,131,493

		25,168,297
Media — 12.9%
Comcast Corp., Class A	167,323	7,007,487
Liberty Global PLC, Class A (a)	105,388	7,807,143
Sirius XM Radio, Inc.	2,309,967	7,738,389
Time Warner, Inc.	85,195	4,925,975
Viacom, Inc., Class B	126,765	8,626,358
The Walt Disney Co.	114,467	7,228,591

		43,333,943
Oil, Gas & Consumable Fuels — 2.4%
Cabot Oil & Gas Corp.	31,385	2,228,963
EOG Resources, Inc.	20,283	2,670,865
Gulfport Energy Corp. (a)	68,179	3,209,186

		8,109,014
Personal Products — 2.0%
The Estee Lauder Cos., Inc., Class A	101,982	6,707,356
Pharmaceuticals — 5.7%
AbbVie, Inc.	185,027	7,649,016
Allergan, Inc.	85,412	7,195,107
Valeant Pharmaceuticals International, Inc. (a)	50,289	4,328,877

		19,173,000
Professional Services — 1.1%
Verisk Analytics, Inc., Class A (a)	60,811	3,630,417
Road & Rail — 2.0%
Union Pacific Corp.	43,225	6,668,753
Software — 5.9%
Autodesk, Inc. (a)	73,749	2,503,041
Citrix Systems, Inc. (a)	54,113	3,264,637
Microsoft Corp.	247,760	8,555,153
Splunk, Inc. (a)	116,228	5,388,330

		19,711,161
Specialty Retail — 3.3%
CarMax, Inc. (a)	61,822	2,853,704
The Home Depot, Inc.	104,213	8,073,381

		10,927,085
Textiles, Apparel & Luxury Goods — 3.7%
NIKE, Inc., Class B	53,610	3,413,885
Ralph Lauren Corp.	30,812	5,353,277
Under Armour, Inc., Class A (a)	61,097	3,648,102

		12,415,264
Trading Companies & Distributors — 0.6%
United Rentals, Inc. (a)	42,780	2,135,150
Total Long-Term Investments
(Cost — $296,525,432) — 98.6%		331,056,750

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	5

Schedule of Investments (concluded)	BlackRock Capital Appreciation V.I. Fund

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (c)(d)	7,702,538	$7,702,538

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.21% (c)(d)(e)	$8,496	8,495,913
Total Short-Term Securities (Cost — $16,198,451) — 4.8%		16,198,451

Value
Total Investments (Cost — $ 312,723,883) — 103.4%	$347,255,201
Liabilities in Excess of Other Assets — (3.4)%	(11,467,654)

Net Assets — 100.0%	$335,787,547

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity	Shares/Beneficial Interest Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	14,433,279	(6,730,741)	7,702,538	$870
BlackRock Liquidity Series, LLC Money Market Series	$22,002,196	$(13,506,283)	$8,495,913	$59,529

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$331,056,750	—	—	$331,056,750
Short-Term Securities	7,702,538	$8,495,913	—	16,198,451
Total	$338,759,288	$8,495,913	—	$347,255,201

[1]	See above Schedule of Investments for values in each industry.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $8,495,913 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)	BlackRock Capital Appreciation V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $8,233,988) (cost — $296,525,432)	$331,056,750
Investments at value — affiliated (cost — $16,198,451)	16,198,451
Investments sold receivable	3,397,497
Capital shares sold receivable	227,637
Dividends receivable — unaffiliated	181,474
Dividends receivable — affiliated	171
Receivable from Manager	35,769
Securities lending income receivable — affiliated	2,641

Total assets	351,100,390

Liabilities
Collateral on securities loaned at value	8,495,913
Investments purchased payable	5,465,168
Capital shares redeemed payable	981,604
Investment advisory fees payable	179,908
Distribution fees payable	33,087
Other affiliates payable	1,965
Officer’s and Directors’ fees payable	2,222
Other accrued expenses payable	152,976

Total liabilities	15,312,843

Net Assets	$335,787,547

Net Assets Consist of
Paid-in capital	$262,590,181
Accumulated net investment loss	(199,517)
Accumulated net realized gain	38,865,565
Net unrealized appreciation/depreciation	34,531,318

Net Assets	$335,787,547

Net Asset Value
Class I — Based on net assets of $169,682,668 and 18,458,375 shares outstanding, 100 million shares authorized, $0.10 par value	$9.19

Class III — Based on net assets of $166,104,879 and 18,144,817 shares outstanding, 100 million shares authorized, $0.10 par value	$9.15

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	7

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)	BlackRock Capital Appreciation V.I. Fund

Investment Income
Dividends — unaffiliated	$1,270,936
Securities lending — affiliated — net	59,529
Dividends — affiliated	870

Total income	1,331,335

Expenses
Investment advisory	1,111,742
Distribution — Class III	191,764
Transfer agent — Class I	139,288
Transfer agent — Class III	181,673
Accounting services	35,064
Professional	23,625
Custodian	13,663
Printing	11,083
Officer and Directors	10,674
Miscellaneous	4,964

Total expenses	1,723,540
Less fees waived by Manager	(1,920)
Less transfer agent fees reimbursed — Class I	(69,419)
Less transfer agent fees reimbursed — Class III	(116,393)

Total expenses after fees waived and reimbursed	1,535,808

Net investment loss	(204,473)

Realized and Unrealized Gain (Loss)
Net realized gain from investments	36,993,401
Net change in unrealized appreciation/depreciation on investments	(9,861,332)

Total realized and unrealized gain	27,132,069

Net Increase in Net Assets Resulting from Operations	$26,927,596

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Statements of Changes in Net Assets

	BlackRock Capital Appreciation V.I. Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income (loss)	$(204,473)	$2,279,985
Net realized gain	36,993,401	8,762,507
Net change in unrealized appreciation/depreciation	(9,861,332)	24,506,769

Net increase in net assets resulting from operations	26,927,596	35,549,261

Dividends and Distributions to Shareholders From
Net investment income:
Class I	—	(1,445,878)[1]
Class III	—	(829,151)[1]
Net realized gain:
Class I	—	(2,331,518)[1]
Class III	—	(1,638,061)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	—	(6,244,608)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(16,844,203)	53,902,685

Net Assets
Total increase in net assets	10,083,393	83,207,338
Beginning of period	325,704,154	242,496,816

End of period	$335,787,547	$325,704,154

Undistributed (Accumulated) net investment income (loss)	$(199,517)	$4,956

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	9

Financial Highlights	BlackRock Capital Appreciation V.I. Fund

	Class I
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.50	$7.62	$8.59	$7.20	$5.31	$8.75

Net investment income (loss)[1]	(0.00)[2]	0.07	0.03	0.02	0.03	0.03
Net realized and unrealized gain (loss)	0.69	0.99	(0.77)	1.39	1.88	(3.43)

Net increase (decrease) from investment operations	0.69	1.06	(0.74)	1.41	1.91	(3.40)

Dividends and distributions from:
Net investment income	—	(0.07)[3]	(0.05)[3]	(0.02)[3]	(0.02)[3]	(0.03)[3]
Net realized capital gains	—	(0.11)[3]	(0.18)[3]	—	—	(0.01)[3]

Total dividends and distributions	—	(0.18)	(0.23)	(0.02)	(0.02)	(0.04)

Net asset value, end of period	$9.19	$8.50	$7.62	$8.59	$7.20	$5.31

Total Investment Return[4]
Based on net asset value	8.12%[5]	13.84%	(8.88)%	19.53%	36.01%	(38.84)%

Ratios to Average Net Assets
Total expenses	0.86%[6]	0.86%	0.72%	0.74%	0.78%	0.77%

Total expenses after fees waived and reimbursed	0.78%[6]	0.77%	0.72%	0.74%	0.78%	0.77%

Net investment income (loss)	(0.01)%[6]	0.81%	0.34%	0.22%	0.42%	0.40%

Supplemental Data
Net assets, end of period (000)	$169,683	$191,093	$203,706	$248,090	$202,564	$91,936

Portfolio turnover	111%	63%	84%	76%	102%	141%

	Class III
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,		Period June 15, 2010[7] to December 31, 2010
		2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$8.48	$7.61	$8.59	$7.11

Net investment income (loss)[1]	(0.01)	0.06	0.02	(0.00)[2]
Net realized and unrealized gain (loss)	0.68	0.97	(0.80)	1.49

Net increase (decrease) from investment operations	0.67	1.03	(0.78)	1.49

Dividends and distributions from:
Net investment income	—	(0.05)[3]	(0.02)[3]	(0.01)[3]
Net realized capital gains	—	(0.11)[3]	(0.18)[3]	—

Total dividends and distributions	—	(0.16)	(0.20)	(0.01)

Net asset value, end of period	$9.15	$8.48	$7.61	$8.59

Total Investment Return[4]
Based on net asset value	7.90%[5]	13.57%	(9.08)%	20.98%[5]

Ratios to Average Net Assets
Total expenses	1.19%[6]	1.11%	0.97%	0.99%[6]

Total expenses after fees waived and reimbursed	1.04%[6]	1.02%	0.97%	0.99%[6]

Net investment income (loss)	(0.26)%[6]	0.72%	0.21%	(0.06)%[6]

Supplemental Data
Net assets, end of period (000)	$166,105	$134,612	$38,791	$480

Portfolio turnover	111%	63%	84%	76%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Recommencement of operations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (Unaudited)	BlackRock Capital Appreciation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Capital Appreciation V.I. Fund (the “Fund”). Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on June 15, 2010.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors from the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	11

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

The following table is a summary of the Fund’s open securities lending agreements by counterparty which are subject to offset under a MSLA as of June 30, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$3,863,236	$(3,863,236)	—
Morgan Stanley	2,472,192	(2,472,192)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,898,560	(1,898,560)	—

Total	$8,233,988	$(8,233,988)	—

[1]

Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $ 8,495,913 has been received in connection with securities lending transactions.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2013, any securities on loan were collateralized by cash.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.65%
$1 Billion - $3 Billion	0.61%
$3 Billion - $5 Billion	0.59%
$5 Billion - $10 Billion	0.57%
Greater than $10 Billion	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended June 30, 2013, the Fund reimbursed the Manager $1,629 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.08%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2013, BIM received $19,983 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment advisor, common offices, or common directors. For the six months ended June 30, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were $320,404 and $308,041, respectively.

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2013, were $372,768,429 and $379,435,622, respectively.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	13

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

6. Income Tax Information:

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$312,954,576

Gross unrealized appreciation	$38,883,689
Gross unrealized depreciation	(4,583,064)

Net unrealized appreciation	$34,300,625

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2013, the Fund invested a significant portion of its assets in securities in the information technology and consumer discretionary sectors. Changes in economic conditions affecting the information technology and consumer discretionary sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	422,654	$3,794,342	1,555,589	$13,047,437
Shares issued in reinvestment of dividends and distributions	—	—	452,925	3,777,396
Shares redeemed	(4,440,394)	(40,897,520)	(6,248,497)	(53,448,111)

Net decrease	(4,017,740)	$(37,103,178)	(4,239,983)	$(36,623,278)

Class III
Shares sold	2,783,587	$24,919,748	10,834,369	$91,041,964
Shares issued in reinvestment of dividends and distributions	—	—	296,540	2,467,212
Shares redeemed	(516,320)	(4,660,773)	(350,632)	(2,983,213)

Net increase	2,267,267	$20,258,975	10,780,277	$90,525,963
Total net increase (decrease)	(1,750,473)	$(16,844,203)	6,540,294	$53,902,685

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (concluded)	BlackRock Capital Appreciation V.I. Fund

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend and a long-term capital gain distribution in the following amounts per share on July 19, 2013 to shareholders of record on July 17, 2013:

	Net Investment Income	Long-Term Capital Gain
Class I	$0.000139	$0.058733
Class III	$0.000139	$0.058733

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	15

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACK ROCK®

BlackRock Variable Series Funds, Inc.

„  BlackRock Equity Dividend V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2013	BlackRock Equity Dividend V.I. Fund

Investment Objective

BlackRock Equity Dividend V.I. Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2013, the Fund underperformed its benchmark, the Russell 1000® Value Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

•

The largest detractor from the Fund’s performance was security selection within consumer staples. An overweight in materials and stock selection in industrials also hurt results. Stock selection in both the information technology (“IT”) and energy sectors also weighed on performance during the period, as did an underweight to financials and selection within consumer discretionary.

•

Contributing positively to relative performance was the Fund’s underweight exposure to the energy sector. Overweight positions in both the consumer staples and consumer discretionary sectors also enhanced results.

Describe recent portfolio activity.

•	While portfolio turnover ultimately remained low given the Fund’s investment horizon and fundamental process, there were some changes to positioning during the six-month period. Primarily, the Fund initiated and added to existing positions in US financial and health care stocks as more opportunities were presented in those segments. At the same time, the Fund reduced exposure to Canadian banks and select materials and industrials holdings that have a slower growth outlook for the medium term. From a broader perspective, the Fund’s positioning for a recovering domestic and global economy remained unchanged.

Describe portfolio positioning at period end.

•

The Fund remains focused on companies that are generating higher levels of free cash flow, dividend growth and quality earnings. As of period end, financials, industrials, energy and consumer staples were the largest sector weightings in the Fund, while telecommunication services, IT, utilities and materials were the smallest. Dividend growth continues to be a cornerstone of the Fund, and has helped strengthen returns as companies focus on returning capital to shareholders and creating operating efficiencies in a slow growth economy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Financials	21%
Energy	14
Industrials	13
Consumer Staples	12
Consumer Discretionary	10
Health Care	9
Utilities	6
Materials	6
Information Technology	5
Telecommunication Services	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

BlackRock Equity Dividend V.I. Fund

Total Return Based on a $10,000 Investment

[1]

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest in at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The Fund’s total returns prior to October 1, 2010, are the returns of the Fund when it followed a different objective and different investment strategies under the name BlackRock Utilities & Telecommunications V.I. Fund.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended June 30, 2013
		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]
Class I5	10.16%	15.71%	2.63%		10.43%
Class III[5]	9.87	15.22	2.37	[7]	10.15	[7]
Russell 1000® Value Index	15.90	25.32	6.67		7.79
S&P 500® Index	13.82	20.60	7.01		7.30

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2010, are the returns of the Fund when it followed a different objective and different investment strategies under the name BlackRock Utilities & Telecommunications V.I. Fund.

[6]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance for the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,101.60	$4.32	$1,000.00	$1,020.68	$4.16	0.83%
Class III	$1,000.00	$1,098.70	$5.67	$1,000.00	$1,019.39	$5.46	1.09%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	3

Disclosure of Expenses	BlackRock Equity Dividend V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock Equity Dividend V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 5.3%
Honeywell International, Inc.	7,780	$617,265
Northrop Grumman Corp.	6,600	546,480
Raytheon Co.	11,930	788,812
Rockwell Collins, Inc.	1,760	111,602
United Technologies Corp.	8,850	822,519

		2,886,678
Air Freight & Logistics — 1.0%
United Parcel Service, Inc., Class B	6,450	557,796
Auto Components — 0.4%
Johnson Controls, Inc.	6,825	244,267
Beverages — 2.4%
The Coca-Cola Co.	16,685	669,235
Diageo PLC	21,650	620,846

		1,290,081
Chemicals — 2.9%
The Dow Chemical Co.	8,675	279,075
E.I. du Pont de Nemours & Co.	14,495	760,987
Olin Corp.	6,600	157,872
Praxair, Inc.	3,225	371,391

		1,569,325
Commercial Banks — 9.0%
Bank of Nova Scotia	8,875	474,425
Fifth Third Bancorp	31,520	568,936
M&T Bank Corp.	1,225	136,894
SunTrust Banks, Inc.	21,310	672,757
The Toronto-Dominion Bank	6,250	501,985
U.S. Bancorp	22,510	813,737
Wells Fargo & Co.	41,455	1,710,848

		4,879,582
Consumer Finance — 1.3%
American Express Co.	9,595	717,322
Containers & Packaging — 0.9%
MeadWestvaco Corp.	10,175	347,069
Packaging Corp. of America	2,900	141,984

		489,053
Diversified Financial Services — 4.4%
Citigroup, Inc.	13,770	660,547
JPMorgan Chase & Co.	33,320	1,758,963

		2,419,510
Diversified Telecommunication Services — 3.5%
AT&T, Inc.	18,952	670,901
BCE, Inc.	3,985	163,465
Verizon Communications, Inc.	21,160	1,065,194

		1,899,560

Common Stocks	Shares	Value
Electric Utilities — 3.2%
American Electric Power Co, Inc.	5,440	$243,603
Duke Energy Corp.	3,404	229,770
Edison International	4,735	228,038
ITC Holdings Corp.	1,540	140,602
NextEra Energy, Inc.	6,755	550,397
Northeast Utilities	5,285	222,076
PPL Corp.	3,915	118,468

		1,732,954
Electrical Equipment — 0.3%
Rockwell Automation, Inc.	2,025	168,359
Energy Equipment & Services — 0.5%
Schlumberger Ltd.	3,595	257,618
Food & Staples Retailing — 0.6%
Wal-Mart Stores, Inc.	4,235	315,465
Food Products — 3.4%
General Mills, Inc.	9,845	477,778
Kraft Foods Group, Inc.	5,133	286,781
Mondelez International, Inc., Class A	17,600	502,128
Unilever NV — NY Shares	15,395	605,177

		1,871,864
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories	5,200	181,376
Health Care Providers & Services — 0.5%
Quest Diagnostics, Inc.	4,325	262,225
Hotels, Restaurants & Leisure — 1.5%
McDonald’s Corp.	8,345	826,155
Household Products — 2.1%
Kimberly-Clark Corp.	4,765	462,872
The Procter & Gamble Co.	8,675	667,888

		1,130,760
Industrial Conglomerates — 3.3%
3M Co.	4,575	500,276
General Electric Co.	54,935	1,273,943

		1,774,219
Insurance — 4.6%
ACE Ltd.	6,205	555,223
The Chubb Corp.	6,235	527,793
Prudential Financial, Inc.	9,340	682,100
The Travelers Cos., Inc.	9,165	732,467

		2,497,583
IT Services — 2.0%
Automatic Data Processing, Inc.	2,280	157,001

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR American Depositary Receipts EUR Euro USD US Dollar

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	5

Schedule of Investments (continued)	BlackRock Equity Dividend V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
IT Services (concluded)
International Business Machines Corp.	4,875	$931,661

		1,088,662
Leisure Equipment & Products — 0.7%
Mattel, Inc.	7,960	360,668
Machinery — 1.6%
Deere & Co.	10,430	847,437
Media — 2.7%
Comcast Corp., Special Class A	29,945	1,187,918
The Walt Disney Co.	4,465	281,965

		1,469,883
Metals & Mining — 2.2%
BHP Billiton Ltd.	26,150	752,673
Newmont Mining Corp.	9,250	277,037
Southern Copper Corp.	5,244	144,839

		1,174,549
Multi-Utilities — 2.5%
Dominion Resources, Inc.	9,030	513,085
Public Service Enterprise Group, Inc.	10,260	335,092
Sempra Energy	3,215	262,858
Wisconsin Energy Corp.	5,470	224,215

		1,335,250
Oil, Gas & Consumable Fuels — 12.7%
Chevron Corp.	14,085	1,666,819
ConocoPhillips	4,460	269,830
CONSOL Energy, Inc.	1,300	35,230
Enbridge, Inc.	16,940	712,102
Exxon Mobil Corp.	12,455	1,125,309
Kinder Morgan, Inc.	10,620	405,153
Marathon Oil Corp.	13,130	454,035
Marathon Petroleum Corp.	6,170	438,440
Occidental Petroleum Corp.	6,210	554,118
Phillips 66	2,880	169,661
Royal Dutch Shell Plc, Class A	4,230	135,124
Spectra Energy Corp.	7,416	255,555
Total SA — ADR	14,035	683,505

		6,904,881
Pharmaceuticals — 7.8%
AbbVie, Inc.	5,200	214,968
Bristol-Myers Squibb Co.	19,465	869,891
Johnson & Johnson	10,585	908,828
Merck & Co., Inc.	22,310	1,036,299
Pfizer, Inc.	44,060	1,234,121

		4,264,107

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp.	2,680	$196,096
Weyerhaeuser Co.	8,130	231,624

		427,720
Road & Rail — 0.9%
Union Pacific Corp.	3,125	482,125
Semiconductors & Semiconductor Equipment — 1.0%
Intel Corp.	22,100	535,262
Software — 1.5%
Microsoft Corp.	23,565	813,699
Specialty Retail — 2.4%
The Home Depot, Inc.	16,965	1,314,278
Textiles, Apparel & Luxury Goods — 1.5%
VF Corp.	4,190	808,921
Tobacco — 3.1%
Altria Group, Inc.	8,605	301,089
Lorillard, Inc.	10,185	444,881
Philip Morris International, Inc.	11,165	967,112

		1,713,082
Water Utilities — 0.7%
American Water Works Co., Inc.	8,805	363,030
Total Long-Term Investments
(Cost — $41,537,788) — 95.5%		51,875,306

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (a)(b)	2,202,741	2,202,741
Total Short-Term Securities
(Cost — $2,202,741) — 4.0%		2,202,741
Total Investments (Cost — $43,740,529) — 99.5%		54,078,047
Other Assets Less Liabilities — 0.5%		247,519

Net Assets — 100.0%		$54,325,566

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,706,368	496,373	2,202,741	$728

(b)	Represents the current yield as of report date.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Equity Dividend V.I. Fund

•	Foreign currency exchange contracts as of June 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	1,308	EUR	1,302	Citibank N.A.	7/02/13	$6

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	7

Schedule of Investments (concluded)	BlackRock Equity Dividend V.I. Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$2,886,678	—	—	$2,886,678
Air Freight & Logistics	557,796	—	—	557,796
Auto Components	244,267	—	—	244,267
Beverages	669,235	$620,846	—	1,290,081
Chemicals	1,569,325	—	—	1,569,325
Commercial Banks	4,879,582	—	—	4,879,582
Consumer Finance	717,322	—	—	717,322
Containers & Packaging	489,053	—	—	489,053
Diversified Financial Services	2,419,510	—	—	2,419,510
Diversified Telecommunication Services	1,899,560	—	—	1,899,560
Electric Utilities	1,732,954	—	—	1,732,954
Electrical Equipment	168,359	—	—	168,359
Energy Equipment & Services	257,618	—	—	257,618
Food & Staples Retailing	315,465	—	—	315,465
Food Products	1,871,864	—	—	1,871,864
Health Care Equipment & Supplies	181,376	—	—	181,376
Health Care Providers & Services	262,225	—	—	262,225
Hotels, Restaurants & Leisure	826,155	—	—	826,155
Household Products	1,130,760	—	—	1,130,760
Industrial Conglomerates	1,774,219	—	—	1,774,219
Insurance	2,497,583	—	—	2,497,583
IT Services	1,088,662	—	—	1,088,662
Leisure Equipment & Products	360,668	—	—	360,668
Machinery	847,437	—	—	847,437
Media	1,469,883	—	—	1,469,883
Metals & Mining	421,876	752,673	—	1,174,549
Multi-Utilities	1,335,250	—	—	1,335,250
Oil, Gas & Consumable Fuels	6,769,757	135,124	—	6,904,881
Pharmaceuticals	4,264,107	—	—	4,264,107
Real Estate Investment Trusts (REITs)	427,720	—	—	427,720
Road & Rail	482,125	—	—	482,125
Semiconductors & Semiconductor Equipment	535,262	—	—	535,262
Software	813,699	—	—	813,699
Specialty Retail	1,314,278	—	—	1,314,278
Textiles, Apparel & Luxury Goods	808,921	—	—	808,921
Tobacco	1,713,082	—	—	1,713,082
Water Utilities	363,030	—	—	363,030
Short-Term Securities	2,202,741	—	—	2,202,741
Total	$52,569,404	$1,508,643	—	$54,078,047

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$6	—	—	$6
[1] Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$67,244	—	—	$67,244
Foreign currency at value	6,340	—	—	6,340
Total	$73,584	—	—	$73,584

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)	BlackRock Equity Dividend V.I. Fund

Assets
Investments at value — unaffiliated (cost — $41,537,788)	$51,875,306
Investments at value — affiliated (cost — $2,202,741)	2,202,741
Cash	67,244
Foreign currency at value (cost — $6,581)	6,340
Unrealized appreciation on foreign currency exchange contracts	6
Capital shares sold receivable	155,452
Dividends receivable	104,528
Receivable from Manager	7,626
Prepaid expenses	382

Total assets	54,419,625

Liabilities
Capital shares redeemed payable	18,972
Investment advisory fees payable	26,582
Transfer agent fees payable	19,481
Professional fees payable	10,112
Printing fees payable	9,414
Distribution fees payable	3,253
Officer’s and Directors’ fees payable	1,107
Other affiliates payable	214
Other accrued expenses payable	4,924

Total liabilities	94,059

Net Assets	$54,325,566

Net Assets Consist of
Paid-in capital	$43,306,126
Undistributed net investment income	217,037
Accumulated net realized gain	465,137
Net unrealized appreciation/depreciation	10,337,266

Net Assets	$54,325,566

Net Asset Value
Class I — Based on net assets of $37,745,674 and 3,849,462 shares outstanding, 100 million shares authorized, $0.10 par value	$9.81

Class III — Based on net assets of $16,579,892 and 1,692,944 shares outstanding, 100 million shares authorized, $0.10 par value	$9.79

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	9

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)	BlackRock Equity Dividend V.I. Fund

Investment Income
Dividends — unaffiliated	$711,800
Dividends — affiliated	728
Foreign taxes withheld	(11,214)

Total income	701,314

Expenses
Investment advisory	153,402
Transfer agent — Class I	36,310
Transfer agent — Class III	11,254
Distribution — Class III	17,932
Professional	24,228
Accounting services	8,521
Officer and Directors	8,108
Custodian	7,085
Printing	4,926
Registration	630
Miscellaneous	3,517

Total expenses	275,913
Less fees waived by Manager	(623)
Less transfer agent fees reimbursed — Class I	(33,619)
Less transfer agent fees reimbursed — Class III	(10,353)

Total expenses after fees waived and reimbursed	231,318

Net investment income	469,996

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	471,003
Foreign currency transactions	754

471,757

Net change in unrealized appreciation/depreciation on:
Investments	3,819,513
Foreign currency translations	(386)

3,819,127

Total realized and unrealized gain	4,290,884

Net Increase in Net Assets Resulting from Operations	$4,760,880

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Statements of Changes in Net Assets

	BlackRock Equity Dividend V.I. Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$469,996	$968,415
Net realized gain	471,757	44,294
Net change in unrealized appreciation/depreciation	3,819,127	3,473,249

Net increase in net assets resulting from operations	4,760,880	4,485,958

Dividends and Distributions to Shareholders From
Net investment income:
Class I	(181,837)	(765,099)[1]
Class III	(63,168)	(201,891)[1]
Net realized gain:
Class I	—	(28,384)[1]
Class II	—	(10,158)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(245,005)	(1,005,532)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	2,872,429	10,185,258

Net Assets
Total increase in net assets	7,388,304	13,665,684
Beginning of period	46,937,262	33,271,578

End of period	$54,325,566	$46,937,262

Undistributed (distributions in excess of) net investment income	$217,037	$(7,954)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	11

Financial Highlights	BlackRock Equity Dividend V.I. Fund

	Class I
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.95	$8.17	$7.92	$8.49	$7.69	$12.60

Net investment income[1]	0.09	0.21	0.17	0.22	0.25	0.25
Net realized and unrealized gain (loss)	0.82	0.78	0.30	0.64	0.86	(4.43)

Net increase (decrease) from investment operations.	0.91	0.99	0.47	0.86	1.11	(4.18)

Dividends and distributions from:
Net investment income	(0.05)	(0.20)[2]	(0.17)[2]	(0.24)[2]	(0.25)[2]	(0.26)[2]
Net realized gain	—	(0.01)[2]	(0.05)[2]	(1.19)[2]	(0.06)[2]	(0.47)[2]
Tax return of capital	—	—	(0.00)[2,3]	—	—	—

Total dividends and distributions	(0.05)	(0.21)	(0.22)	(1.43)	(0.31)	(0.73)

Net asset value, end of period	$9.81	$8.95	$8.17	$7.92	$8.49	$7.69

Total Investment Return[4]
Based on net asset value	10.16%[5]	12.12%	5.96%	10.33%	14.87%	(33.85)%

Ratios to Average Net Assets
Total expenses	1.02%[6]	0.96%	1.02%	1.07%	0.94%	0.88%

Total expenses after fees waived and reimbursed	0.83%[6]	0.83%	1.02%	1.03%	0.94%	0.88%

Net investment income	1.91%[6]	2.35%	2.09%	2.73%	3.23%	2.38%

Supplemental Data
Net assets, end of period (000)	$37,746	$34,558	$30,925	$28,803	$29,583	$29,876

Portfolio turnover	12%	4%	12%	103%	24%	16%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Financial Highlights (concluded)	BlackRock Equity Dividend V.I. Fund

	Class III
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Period July 1, 2011[1] to December 31, 2011
Per Share Operating Performance
Net asset value, beginning of period	$8.95	$8.17	$8.60

Net investment income[2]	0.08	0.20	0.06
Net realized and unrealized gain (loss)	0.80	0.77	(0.31)

Net increase (decrease) from investment operations	0.88	0.97	(0.25)

Dividends and distributions from
Net investment income	(0.04)	(0.18)[3]	(0.13)[3]
Net realized gain	—	(0.01)[3]	(0.05)[3]
Tax return of capital	—	—	(0.00)[3,4]

Total dividends and distributions	(0.04)	(0.19)	(0.18)

Net asset value, end of period	$9.79	$8.95	$8.17

Total Investment Return[5]
Based on net asset value	9.87%[6]	11.90%	(2.94)%[6]

Ratios to Average Net Assets
Total expenses	1.23%[7]	1.21%	1.26%[7]

Total expenses after fees waived and reimbursed	1.09%[7]	1.06%	1.26%[7]

Net investment income	1.66%[7]	2.24%	1.99%[7]

Supplemental Data
Net assets, end of period (000)	$16,580	$12,379	$2,347

Portfolio turnover	12%	4%	12%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	13

Notes to Financial Statements (Unaudited)	BlackRock Equity Dividend V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Equity Dividend V.I. Fund (the “Fund”). Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on July 1, 2011.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro-rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk or other risk. These contracts may be transacted on an exchange or OTC.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	15

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2013
	Derivative Assets
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$6

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2013
Net Realized Loss From
Foreign currency exchange contracts:
Foreign currency transactions	$(903)

Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency translations	$6

For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	2	*
Average US dollar amounts purchased	$8,704

*	Actual contract amount shown due to limited activity.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At June 30, 2013, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Foreign currency exchange contracts	$6	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	6	—

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(6)	—

Total assets and liabilities subject to a MNA	—	—

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion - $3 Billion	0.56%
$3 Billion - $5 Billion	0.54%
$5 Billion - $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended June 30, 2013, the Fund reimbursed the Manager $200 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2013, the Fund did not pay any amounts to affiliates in return for these services.

The Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.00%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees reimbursed — class specific in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2013, were $8,246,230 and $6,049,560, respectively.

6. Income Tax Information:

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$43,747,088

Gross unrealized appreciation	$10,927,090
Gross unrealized depreciation	(596,131)

Net unrealized appreciation	$10,330,959

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lend ers, under which the Fund may borrow to fund shareholder redemptions The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	17

Notes to Financial Statements (concluded)	BlackRock Equity Dividend V.I. Fund

funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2013, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	360,515	$3,440,199	828,547	$7,165,166
Shares issued in reinvestment of dividends and distributions	19,040	181,837	89,417	793,483
Shares redeemed	(390,415)	(3,753,554)	(843,289)	(7,340,425)

Net increase (decrease)	(10,860)	$(131,518)	74,675	$618,224

Class III
Shares sold	546,773	$5,290,978	1,216,589	$10,620,207
Shares issued in reinvestment of dividends and distributions	6,621	63,168	23,874	212,049
Shares redeemed	(243,986)	(2,350,199)	(144,197)	(1,265,222)

Net increase	309,408	$3,003,947	1,096,266	$9,567,034
Total Net Increase	298,548	$2,872,429	1,170,941	$10,185,258

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend in the following amounts per share on July 19, 2013 to shareholders of record on July 17, 2013:

Class I	$0.043104
Class III	$0.037425

The Fund paid a long-term capital gain distribution in the following amounts per share on July 19, 2013 to shareholders of record on July 17, 2013:

Class I	$0.000569
Class III	$0.000569

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACK ROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Global Allocation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2013	BlackRock Global Allocation V.I. Fund

Investment Objective

BlackRock Global Allocation V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2013, the Fund outperformed its Reference Benchmark, but underperformed the broad based all-equity benchmark, the FTSE World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, the Reference Benchmark provides a more accurate representation of the Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•

Within equities, the Fund’s overweight position and stock selection in Japan contributed to performance. From a sector perspective, stock selection in industrials, consumer discretionary and information technology (“IT”) was additive. An underweight in fixed income positively impacted performance. Within fixed income, an overweight in convertible bonds was beneficial to performance. From a currency perspective, an underweight in the Japanese yen was additive.

•

Stock selection in the United States and Canada detracted from performance. From a sector perspective, stock selection and an overweight in materials (led by gold-related securities) weighed on returns. The Fund’s cash position detracted from performance for the period.

•

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives had a positive impact on the absolute performance of the Fund.

Describe recent portfolio activity.

•	During the six-month period, the Fund’s overall equity allocation decreased from 62% to 60% of net assets. Within equities, the Fund decreased exposure to the United States and increased its weightings in Asia, notably Japan, and Europe. On a sector basis, the Fund decreased its equity weightings in materials, IT, energy and telecommunication services and increased exposures to consumer discretionary, health care, industrials, and consumer staples. The Fund’s allocation to fixed income decreased from 24% to 21% of net assets. Changes within the asset class included a reduction in government bonds, notably in Australia and Brazil, and in convertible bonds. Reflecting the above changes, the Fund’s allocation to cash and cash equivalent increased from 14% to 19% of net assets.

•

During the six-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the Fund’s cash position helped keep overall portfolio duration (sensitivity to interest rate movements) low.

Describe portfolio positioning at period end.

•

Relative to its Reference Benchmark, the Fund ended the period neutral in equities, significantly underweight in fixed income and overweight in cash and cash equivalents. Within the equity segment, the Fund was overweight in Asia, notably Japan, and underweight in the United States and Europe. On a sector basis, the Fund was overweight in materials, health care and telecommunication services, and underweight in consumer staples, financials, IT, industrials and consumer discretionary. Within fixed income, the Fund was underweight in US Treasuries, Japanese government bonds and European sovereign debt, and overweight in sovereign and provincial debt in Australia and Brazilian government bonds. In addition, the Fund was overweight in corporate debt and convertible bonds. As for currency exposure, the Fund was overweight in the US dollar, Brazilian real, Canadian dollar and Singapore dollar, and underweight in the Japanese yen, the euro, Australian dollar and the British Pound. The Fund also held modest overweight positions in several other Asian currencies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets		Reference Benchmark[4] Percentage
US Equities	32%[1]		36%
European Equities	12	[1]	12
Asian-Pacific Equities	13	[1]	9
Other Equities	3	[1]	3
Total Equities	60	[2]	60
US Dollar Denominated Fixed Income Securities	13		24
US Issuers	10		—
Non-US Issuers	3		—
Non-US Dollar Denominated Fixed Income Securities	8		16
Total Fixed Income Securities	21		40
Cash & Cash Equivalents[3]	19		—

[1]	Includes value of financial futures contracts.

[2]	Includes preferred stock.

[3]	Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

BlackRock Global Allocation V.I. Fund

Total Return Based on a $10,000 Investment

[1]   The Fund invests primarily in a portfolio of equity, debt and money market securities.

[2]   Assuming transaction costs, if any, an other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class II Shares and Class III Shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II Shares and Class III Shares, respectively, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III Shares.

[3]	This unmanaged market capitalization-weighted index is comprised of over 2,437 equities from 35 countries in 4 regions, including the United States.

[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

Performance Summary for the Period Ended June 30, 2013
		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	5 Years[6]	10 Years[6]
Class I5	4.47%	11.18%	4.04%	9.16%
Class II5	4.42	11.05	3.89	9.04	[11]
Class III[5]	4.32	10.88	3.77	8.90	[11]
FTSE World Index	7.15	18.10	3.17	8.21
Reference Benchmark	3.36	9.46	4.67	6.99
US Stocks: S&P 500® Index[7]	13.82	20.60	7.01	7.30
Non-US Stocks: FTSE World (ex US) Index[8]	1.17	15.48	(0.13)	9.10
US Bonds: BofA Merrill Lynch Current 5-Year US Treasury Index[9]	(2.30)	(1.47)	4.98	4.12
Non-US Bonds: Citigroup Non-US Dollar World Government Bond Index[10]	(7.14)	(5.72)	2.55	4.78

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[8]	This unmanaged capitalization-weighted index is comprised of over 1,818 companies in 34 countries, excluding the United States.

[9]	This unmanaged index is designed to track the total return of the current coupon five-year US Treasury bond.

[10]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

[11]

The returns for Class II Shares and Class III Shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II Shares and Class III Shares, respectively, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[13]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[12]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[12]	Annualized Expense Ratio
Class I	$1,000.00	$1,044.70	$3.70	$1,000.00	$1,021.17	$3.66	0.73%
Class II	$1,000.00	$1,044.20	$4.46	$1,000.00	$1,020.43	$4.41	0.88%
Class III	$1,000.00	$1,043.20	$4.96	$1,000.00	$1,019.93	$4.91	0.98%

[12]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[13]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	3

Disclosure of Expenses	BlackRock Global Allocation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 4 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might other wise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Consolidated Schedule of Investments June 30, 2013 (Unaudited)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.1%
Tenaris SA — ADR (a)	156,567	$6,304,953
Australia — 0.4%
Asciano Ltd.	1,885,737	8,624,900
Commonwealth Bank of Australia	88,011	5,539,968
Mesoblast Ltd. (a)(b)	1,029,785	4,969,193
National Australia Bank Ltd.	119,755	3,239,379
Newcrest Mining Ltd.	456,726	4,216,140
Orica Ltd.	237,560	4,478,135
QBE Insurance Group Ltd.	635,793	8,802,905

		39,870,620
Belgium — 0.1%
Anheuser-Busch InBev NV	138,918	12,507,164
RHJ International (b)	769,800	3,627,256
RHJ International — ADR (b)	40,600	191,043

		16,325,463
Brazil — 0.9%
Anhanguera Educacional Participacoes SA	1,287,471	7,535,515
BR Malls Participacoes SA	408,558	3,652,825
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	238,383	10,684,421
Cielo SA	448,569	11,239,605
Cosan Ltd., Class A	1,171,074	18,924,556
Cyrela Brazil Realty SA	923,554	6,345,075
Hypermarcas SA (b)	1,218,799	7,931,056
Itau Unibanco Holding SA, Preference Shares	623,797	8,056,929
MRV Engenharia e Participacoes SA	1,581,505	4,663,680
Qualicorp SA (b)	717,560	5,463,663
SLC Agricola SA	807,845	6,962,090
Telefonica Brasil SA — ADR	322,480	7,358,994

		98,818,409
Canada — 2.2%
Agrium, Inc.	132,779	11,546,462
Athabasca Oil Corp. (a)(b)	1,490,900	9,228,638
Bank of Nova Scotia	169,939	9,084,312
BCE, Inc.	261,286	10,712,801
Brookfield Asset Management, Inc., Class A	316,604	11,404,076
Canadian National Railway Co.	112,823	10,974,293
Canadian Natural Resources Ltd.	437,015	12,350,044
Canadian Pacific Railway Ltd.	45,956	5,578,139
Detour Gold Corp. (b)	224,767	1,763,172
Eldorado Gold Corp.	913,921	5,657,151
First Quantum Minerals Ltd.	701,931	10,411,832
Goldcorp, Inc.	1,151,216	28,469,572
Kinross Gold Corp.	997,732	5,113,412
Kinross Gold Corp. (a)	219,505	1,119,476
Osisko Mining Corp. (b)	951,713	3,149,150
Potash Corp. of Saskatchewan, Inc.	452,851	17,267,209
Rogers Communications, Inc., Class B	202,583	7,941,254
Shaw Communications, Inc., Class B	609,552	14,628,784

Common Stocks	Shares	Value
Canada (concluded)
Silver Wheaton Corp.	448,152	$8,815,150
Suncor Energy, Inc.	48,702	1,436,222
Suncor Energy, Inc. — NY Shares	1,161,046	34,223,092
Teck Resources Ltd., Class B	230,801	4,932,217
TELUS Corp.	194,516	5,678,084
The Toronto-Dominion Bank	79,235	6,363,964
Valeant Pharmaceuticals International, Inc. (b)	51,958	4,472,545

		242,321,051
Chile — 0.0%
Sociedad Quimica y Minera de Chile SA — ADR	86,099	3,478,400
China — 0.5%
Baidu, Inc. — ADR (b)	121,917	11,524,814
Beijing Enterprises Holdings Ltd.	3,241,542	23,348,411
Chaoda Modern Agriculture Holdings Ltd. (a)(b)	19,748,798	967,929
China BlueChemical Ltd., Class H	7,190,300	4,371,283
Dongfeng Motor Group Co. Ltd., Class H	1,762,800	2,338,038
Haitian International Holdings Ltd. (a)	1,863,800	2,719,401
Jiangxi Copper Co. Ltd.	2,946,000	4,977,669
Sinopharm Group Co. Ltd., H Shares	2,480,800	6,199,944
Zhongsheng Group Holdings Ltd. (a)	3,686,206	4,046,719

		60,494,208
Denmark — 0.0%
TDC A/S	527,148	4,272,308
France — 2.2%
AXA SA	753,446	14,852,383
BNP Paribas SA	590,470	32,325,140
Compagnie de Saint-Gobain	435,145	17,632,185
European Aeronautic Defence & Space Co. NV	470,541	25,174,169
Eutelsat Communications SA	127,808	3,626,030
France Telecom SA	325,089	3,078,382
LVMH Moet Hennessy Louis Vuitton SA	60,389	9,804,369
Safran SA	948,072	49,495,167
Sanofi	208,519	21,556,698
Sanofi — ADR	28,134	1,449,182
Société Générale SA	128,506	4,422,575
Technip SA	174,679	17,752,927
Total SA	387,913	18,946,807
Total SA — ADR	423,248	20,612,178
Unibail-Rodamco SE	25,817	6,012,882

		246,741,074
Germany — 1.9%
Allianz SE, Registered Shares	123,453	18,019,266
BASF SE	72,061	6,427,343
Bayerische Motoren Werke AG	99,659	8,697,816
Deutsche Bank AG, Registered Shares	550,370	23,078,454
Deutsche Boerse AG	111,463	7,329,579
Deutsche Telekom AG, Registered Shares	1,733,649	20,197,862
Fresenius SE & Co. KGaA	161,990	19,937,741

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Consolidated Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR     American Depositary Receipts

AUD     Australian Dollar

BRL     Brazilian Real

CAD     Canadian Dollar

CHF     Swiss Franc

CNY     Chinese Yuan Renminbi

EUR     Euro

FTSE    Financial Times Stock Exchange

GBP     British Pound

GDR    Global Depositary Receipts

HKD     Hong Kong Dollar

JPY      Japanese Yen

LIBOR  London Interbank Offered Rate

MXN    Mexican Peso

MYR    Malaysian Ringgit

PCL     Public Company Limited

SGD     Singapore Dollar

S&P     Standard & Poor’s

SPDR   Standard & Poor’s Depositary Receipts

TRY     Turkish Lira

USD     US Dollar

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	5

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Germany (concluded)
Kabel Deutschland Holding AG	170,664	$18,739,033
Lanxess AG	227,052	13,673,497
Linde AG	80,761	15,049,525
Muenchener Rueckversicherungs AG, Registered Shares	36,294	6,667,634
Siemens AG, Registered Shares	208,742	21,137,840
Telefonica Deutschland Holding AG	869,707	6,292,252
Volkswagen AG, Preference Shares	138,392	27,952,771

		213,200,613
Hong Kong — 0.1%
The Link REIT	2,532,546	12,428,922
Sino Biopharmaceutical	3,376,000	2,180,902
Yuanda China Holdings Ltd. (a)	25,280,228	2,331,098

		16,940,922
Indonesia — 0.0%
Telekomunikasi Indonesia Persero Tbk PT	3,168,200	3,528,292
Ireland — 0.3%
Accenture PLC, Class A	24,291	1,747,980
Covidien PLC	294,386	18,499,216
Eaton Corp. PLC	150,926	9,932,440

		30,179,636
Israel — 0.0%
Check Point Software Technologies Ltd. (a)(b)	25,845	1,283,980
Italy — 0.9%
Eni SpA	1,176,942	24,155,396
Fiat Industrial SpA	3,222,324	35,870,310
Intesa Sanpaolo SpA	7,374,298	11,802,803
Mediaset SpA (b)	2,298,851	8,659,115
Telecom Italia SpA	10,313,050	7,049,046
UniCredit SpA	2,347,228	10,972,966

		98,509,636
Japan — 7.7%
Aisin Seiki Co. Ltd.	200,839	7,668,519
Asahi Kasei Corp.	1,320,100	8,710,189
Astellas Pharma, Inc.	251,193	13,645,836
Bridgestone Corp.	633,032	21,586,532
Canon, Inc.	398,164	13,049,143
Daihatsu Motor Co. Ltd.	302,107	5,722,133
Daikin Industries Ltd.	196,200	7,930,365
Daito Trust Construction Co. Ltd.	63,700	6,001,797
Denso Corp.	298,420	14,029,675
East Japan Railway Co.	319,551	24,871,467
FANUC Corp.	35,618	5,154,883
Fuji Heavy Industries Ltd.	2,187,564	54,020,217
Futaba Industrial Co. Ltd.	381,221	1,733,588
Hitachi Chemical Co. Ltd.	468,100	7,328,069
Hitachi Ltd.	2,513,700	16,106,534
Honda Motor Co. Ltd.	633,983	23,552,107
Hoya Corp.	687,974	14,150,393
IHI Corp.	2,672,000	10,109,562
Inpex Corp.	3,262	13,557,525
Japan Airlines Co. Ltd.	286,900	14,769,805
JGC Corp.	643,302	23,166,890
JSR Corp.	375,400	7,595,710
Kao Corp.	171,600	5,841,527
KDDI Corp.	258,000	13,434,951
Kirin Holdings Co. Ltd.	434,651	6,808,503
Kubota Corp.	1,691,296	24,614,055
Kuraray Co. Ltd.	594,870	8,337,223
Kyocera Corp.	71,800	7,305,354
Kyowa Hakko Kirin Co. Ltd.	541,279	6,118,269

Common Stocks	Shares	Value
Japan (concluded)
Mazda Motor Corp. (b)	816,000	$3,226,005
Mitsubishi Corp.	970,147	16,573,702
Mitsubishi UFJ Financial Group, Inc.	3,291,300	20,326,640
Mitsui & Co. Ltd.	2,872,878	36,026,489
MS&AD Insurance Group Holdings	635,114	16,087,561
Murata Manufacturing Co. Ltd.	183,028	13,922,011
Nintendo Co. Ltd.	89,200	10,502,314
Nippon Telegraph & Telephone Corp.	189,830	9,894,109
Nitori Holdings Co. Ltd.	102,650	8,264,254
Nitto Denko Corp.	134,700	8,639,070
NTT DoCoMo, Inc.	2,874	4,471,097
Okumura Corp.	1,357,751	5,198,786
Rakuten, Inc.	1,339,600	15,840,748
Rinnai Corp.	92,023	6,543,348
Rohm Co. Ltd.	192,653	7,823,882
Ryohin Keikaku Co. Ltd.	125,900	10,320,552
Shin-Etsu Chemical Co. Ltd.	408,334	27,025,705
Ship Healthcare Holdings, Inc.	86,100	3,165,127
Softbank Corp.	59,900	3,486,776
Sony Financial Holdings, Inc.	625,300	9,845,076
Sumitomo Corp.	438,400	5,464,040
Sumitomo Electric Industries Ltd.	573,548	6,827,545
Sumitomo Mitsui Financial Group, Inc.	797,347	36,497,004
Suntory Beverage & Food Ltd. (b)	350,200	10,945,957
Suzuki Motor Corp.	1,124,789	25,926,751
T&D Holdings, Inc.	263,700	3,527,402
Terumo Corp.	112,375	5,585,812
Toda Corp.	1,726,896	4,785,658
Tokio Marine Holdings, Inc.	1,678,323	52,959,431
Tokyo Gas Co. Ltd.	4,021,070	22,184,460
Toyota Industries Corp.	565,577	23,097,015
Toyota Motor Corp.	332,500	20,055,683
Ube Industries Ltd.	2,895,346	5,356,590
Unicharm Corp.	78,700	4,451,149
West Japan Railway Co.	120,900	5,127,404
Yamada Denki Co. Ltd.	241,620	9,783,019

		866,678,993
Kazakhstan — 0.1%
KazMunaiGas Exploration Production JSC — GDR	662,411	10,002,406
Luxembourg — 0.1%
RTL Group SA	121,015	9,952,480
Malaysia — 0.4%
Axiata Group Bhd	6,613,986	13,851,908
IHH Healthcare Bhd (b)	16,869,100	21,087,934
Telekom Malaysia Bhd	3,830,646	6,547,077

		41,486,919
Mexico — 0.2%
Fibra Uno Administracion SA de CV (a)	1,376,500	4,622,168
Fomento Economico Mexicano SAB de CV — ADR	56,459	5,826,004
Mexichem SAB de CV	1,275,800	5,290,295
TF Administradora Industrial S de RL de CV (b)	3,557,500	7,415,662

		23,154,129
Netherlands — 0.4%
CNH Global NV	39,071	1,627,698
ING Groep NV CVA (b)	1,396,219	12,760,102
Unilever NV — NY Shares	76,815	3,019,598
Unilever NV CVA	349,431	13,755,037
Ziggo NV	388,507	15,605,155

		46,767,590

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Philippines — 0.0%
Philippine Long Distance Telephone Co. — ADR	72,115	$4,893,724
Portugal — 0.0%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	934,692	4,513,716
Russia — 0.2%
Federal Hydrogenerating Co. JSC — ADR	2,949,077	4,311,359
Novorossiysk Commercial Sea Port PJSC — GDR	619,924	3,890,023
Sberbank	3,980,146	11,332,384

		19,533,766
Singapore — 0.5%
CapitaLand Ltd.	4,106,350	9,920,867
Keppel Corp. Ltd. (a)	1,656,860	13,552,022
Keppel REIT	331,372	337,820
Oversea-Chinese Banking Corp. Ltd.	1,500,800	11,797,992
Raffles Medical Group Ltd.	1,676,800	4,148,525
Singapore Press Holdings Ltd. (a)	777,240	2,554,599
Singapore Telecommunications Ltd. (a)	4,809,630	14,245,240

		56,557,065
South Africa — 0.1%
Life Healthcare Group Holdings Ltd.	1,732,096	6,569,576
MTN Group Ltd.	163,170	3,034,866

		9,604,442
South Korea — 0.8%
Cheil Industries, Inc.	51,853	4,049,531
Hyundai Motor Co.	62,487	12,255,613
KT Corp. — ADR	204,389	3,172,117
Samsung Electronics Co. Ltd.	59,058	69,028,422

		88,505,683
Spain — 0.3%
Banco Bilbao Vizcaya Argentaria SA	862,088	7,244,830
Banco Santander SA	1,604,093	10,264,932
Telefonica SA (b)	830,046	10,678,816
Telefonica SA — ADR (b)	196,057	2,511,490

		30,700,068
Sweden — 0.2%
Boliden AB	364,157	4,513,837
Svenska Handelsbanken AB, Class A	385,923	15,461,795

		19,975,632
Switzerland — 1.6%
Credit Suisse Group AG	336,558	8,910,065
Glencore International PLC	694,779	2,876,043
Nestle SA, Registered Shares	511,786	33,583,602
Novartis AG, Registered Shares	340,727	24,133,880
Roche Holding AG	248,175	61,596,376
Swisscom AG, Registered Shares	17,176	7,519,152
Syngenta AG, Registered Shares	66,307	25,856,999
TE Connectivity Ltd.	45,178	2,057,406
UBS AG, Registered Shares	564,074	9,574,501
Zurich Insurance Group AG	30,023	7,782,237

		183,890,261
Taiwan — 0.3%
Cheng Shin Rubber Industry Co. Ltd.	2,015,064	6,330,383
Chunghwa Telecom Co. Ltd.	976,311	3,266,737
Chunghwa Telecom Co. Ltd. — ADR (a)	261,391	8,393,265
Far EasTone Telecommunications Co. Ltd	2,582,988	6,922,682
Yulon Motor Co. Ltd.	2,779,000	4,430,108

		29,343,175
Thailand — 0.1%
Bangkok Dusit Medical Services PCL, Class F	1,561,300	7,928,575

Common Stocks	Shares	Value
Thailand (concluded)
PTT Global Chemical PCL	3,745,890	$8,333,594

		16,262,169
United Arab Emirates — 0.1%
Al Noor Hospitals Group PLC (b)	595,600	5,738,770
NMC Health PLC	1,010,600	4,150,119

		9,888,889
United Kingdom — 3.4%
Amlin PLC	495,346	2,963,311
Antofagasta PLC	888,244	10,763,004
AstraZeneca PLC	487,358	23,041,863
BG Group PLC	1,734,110	29,469,746
BHP Billiton PLC	1,242,114	31,671,412
BP PLC	1,101,633	7,645,320
BP PLC — ADR	302,382	12,621,425
BT Group PLC	4,795,970	22,516,027
Delta Topco Ltd.	14,972,250	8,999,820
Diageo PLC — ADR	140,881	16,194,271
Genel Energy PLC (b)	624,035	8,717,073
GlaxoSmithKline PLC	666,268	16,654,291
GlaxoSmithKline PLC — ADR	31,991	1,598,590
Guinness Peat Group PLC (a)(b)	6,479,903	2,309,927
HSBC Holdings PLC	3,803,549	39,375,143
Invensys PLC	1,184,802	7,419,270
Lloyds Banking Group PLC (b)	13,731,588	13,186,695
Manchester United PLC, Class A (a)(b)	361,636	5,757,245
National Grid PLC	1,849,566	20,966,114
Pearson PLC	285,081	5,069,997
Polyus Gold International Ltd. (a)	2,585,202	7,904,881
Rio Tinto PLC	538,701	21,908,539
SABMiller PLC	44,964	2,155,739
Shire PLC	520,548	16,496,372
SSE PLC	710,507	16,453,720
Unilever PLC	135,991	5,505,246
Unilever PLC — ADR	84,910	3,434,610
Vodafone Group PLC	3,462,747	9,923,177
Vodafone Group PLC — ADR	526,541	15,132,788

		385,855,616
United States — 31.6%
3M Co.	158,914	17,377,246
Abbott Laboratories	326,929	11,403,284
AbbVie, Inc.	410,507	16,970,359
ACE Ltd.	368,772	32,997,719
Activision Blizzard, Inc.	927,006	13,219,106
Adobe Systems, Inc. (b)	55,928	2,548,080
AES Corp.	870,470	10,436,935
Aetna, Inc.	408,308	25,943,890
Agilent Technologies, Inc.	410,715	17,562,173
Alexion Pharmaceuticals, Inc. (b)	98,893	9,121,890
Allergan, Inc.	135,085	11,379,560
Alliance Data Systems Corp. (b)	14,545	2,633,081
Amazon.com, Inc. (b)	59,660	16,566,985
Amdocs Ltd.	50,673	1,879,462
American Capital Agency Corp.	412,965	9,494,065
American Electric Power Co, Inc.	313,619	14,043,859
American Express Co.	377,564	28,226,685
American International Group, Inc. (b)	222,400	9,941,280
American Tower Corp.	235,048	17,198,462
American Water Works Co., Inc.	283,920	11,706,022
Ameriprise Financial, Inc.	20,573	1,663,944
AmerisourceBergen Corp.	231,019	12,897,791
Amgen, Inc.	174,086	17,175,325
Anadarko Petroleum Corp.	417,573	35,882,048
Apache Corp.	117,946	9,887,413

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	7

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
Apple, Inc.	2,254	$892,764
Arch Capital Group Ltd. (b)	95,964	4,933,509
Ariad Pharmaceuticals, Inc. (a)(b)	44,672	781,313
AT&T Inc. (c)	129,455	4,582,707
Avery Dennison Corp.	138,722	5,931,753
AXIS Capital Holdings Ltd. (a)	41,979	1,921,799
Bank of America Corp.	3,202,517	41,184,369
The Bank of New York Mellon Corp.	388,790	10,905,560
BB&T Corp.	359,137	12,167,562
Berkshire Hathaway, Inc., Class B (b)	82,838	9,271,229
Biogen Idec, Inc. (b)	71,236	15,329,987
BorgWarner, Inc. (b)	93,189	8,028,232
Bristol-Myers Squibb Co.	474,575	21,208,757
CA, Inc.	56,334	1,612,842
Calpine Corp. (a)(b)	778,527	16,528,128
Capital One Financial Corp.	270,527	16,991,801
Cardinal Health, Inc.	497,467	23,480,442
Carnival Corp.	178,141	6,108,455
Celgene Corp. (b)	177,314	20,729,780
CenterPoint Energy, Inc.	99,053	2,326,755
CF Industries Holdings, Inc.	8,984	1,540,756
Charter Communications, Inc., Class A (b)	142,722	17,676,120
Chevron Corp.	299,630	35,458,214
The Chubb Corp.	169,439	14,343,011
Cisco Systems, Inc.	604,256	14,689,463
Citigroup, Inc. (c)	690,181	33,107,983
Citrix Systems, Inc. (b)	167,786	10,122,529
CMS Energy Corp.	347,399	9,438,831
CNA Financial Corp.	53,918	1,758,805
Coach, Inc.	236,322	13,491,623
Cobalt International Energy, Inc. (b)	304,607	8,093,408
The Coca-Cola Co.	1,133,703	45,472,827
Colgate-Palmolive Co	390,260	22,357,995
Comcast Corp., Class A	1,363,278	57,094,083
Computer Sciences Corp.	48,040	2,102,711
Constellation Brands, Inc., Class A (b)	53,123	2,768,771
Corning, Inc. (d)	1,683,084	23,950,285
Crown Castle International Corp. (b)	141,223	10,223,133
Crown Holdings, Inc. (b)	232,130	9,547,507
Cubist Pharmaceuticals, Inc. (a)(b)	126,167	6,093,866
Cummins, Inc.	70,344	7,629,510
CVS Caremark Corp.	359,743	20,570,105
Danaher Corp.	188,054	11,903,818
DaVita HealthCare Partners, Inc. (b)	91,895	11,100,916
Delphi Automotive PLC	111,200	5,636,728
Devon Energy Corp.	220,838	11,457,075
Diamond Offshore Drilling, Inc.	22,859	1,572,471
Discover Financial Services	414,611	19,752,068
DISH Network Corp., Class A	52,664	2,239,273
Dominion Resources, Inc.	374,153	21,259,373
Dr. Pepper Snapple Group, Inc.	82,284	3,779,304
Dresser-Rand Group, Inc. (b)	3,061	183,599
Duke Energy Corp.	203,930	13,765,275
Eastman Chemical Co.	28,485	1,994,235
Electronic Arts, Inc. (b)	1,091,753	25,077,566
EMC Corp. (b)	1,549,977	36,610,457
Energizer Holdings, Inc.	17,787	1,787,771
EOG Resources, Inc.	100,784	13,271,237
Equity Residential (a)	290,149	16,846,051
Expedia, Inc.	32,241	1,939,296
Express Scripts Holding Co. (b)	150,822	9,304,209
Facebook, Inc., Class A (b)	248,908	6,187,853
FedEx Corp.	119,667	11,796,773
Fidelity National Financial, Inc., Class A	219,284	5,221,152
Fidelity National Information Services, Inc.	50,186	2,149,968

Common Stocks	Shares	Value
United States (continued)
FMC Corp.	377,562	$23,053,936
Ford Motor Co.	1,749,191	27,059,985
Freeport-McMoRan Copper & Gold, Inc.	695,404	19,200,104
Freescale Semiconductor Ltd. (a)(b)(d)	1,363,340	18,473,257
Fusion-io, Inc. (a)(b)	1,024,467	14,588,410
General Dynamics Corp.	22,323	1,748,561
General Electric Co.	2,817,508	65,338,011
General Mills, Inc.	323,020	15,676,161
General Motors Co. (b)	764,335	25,459,999
Gilead Sciences, Inc. (b)	428,447	21,940,771
The Goldman Sachs Group, Inc.	136,200	20,600,250
Google, Inc., Class A (b)	83,934	73,892,976
Halliburton Co.	439,121	18,320,128
HCA Holdings, Inc.	537,522	19,383,043
HealthSouth Corp. (b)	239,631	6,901,373
Helmerich & Payne, Inc.	27,939	1,744,791
Hillshire Brands Co.	355,299	11,753,291
Humana, Inc. (d)	367,721	31,028,298
International Game Technology	369,783	6,179,074
International Paper Co.	42,335	1,875,864
Intuit, Inc.	25,003	1,525,933
Intuitive Surgical, Inc. (b)	11,178	5,662,551
Johnson & Johnson	523,442	44,942,730
Johnson Controls, Inc.	196,402	7,029,228
JPMorgan Chase & Co.	1,289,855	68,091,445
KBR, Inc.	179,600	5,837,000
Kimberly-Clark Corp.	142,933	13,884,512
KLA-Tencor Corp.	26,029	1,450,596
Kraft Foods Group, Inc.	143,428	8,013,322
The Kroger Co.	53,075	1,833,211
L-3 Communications Holdings, Inc.	21,826	1,871,361
Leap Wireless International, Inc. (a)(b)	242,708	1,633,425
Lear Corp.	33,900	2,049,594
Liberty Media Corp., Class A (b)	134,932	17,103,980
Life Technologies Corp. (b)	91,825	6,795,968
Lincoln National Corp.	68,755	2,507,495
M&T Bank Corp.	72,717	8,126,125
Macy’s, Inc.	34,126	1,638,048
Marathon Oil Corp.	1,449,261	50,115,445
Marathon Petroleum Corp. (d)	720,775	51,218,271
Mastercard, Inc., Class A	98,968	56,857,116
Mattel, Inc.	317,518	14,386,741
McDonald’s Corp.	311,342	30,822,858
McKesson Corp.	170,033	19,468,779
Mead Johnson Nutrition Co.	282,048	22,346,663
Medtronic, Inc.	283,852	14,609,862
MetLife, Inc.	237,596	10,872,393
Mettler-Toledo International, Inc. (b)	35,262	7,094,714
Microsoft Corp.	1,549,226	53,494,774
Mondelez International, Inc., Class A	799,242	22,802,374
Monsanto Co.	186,897	18,465,424
Morgan Stanley	304,643	7,442,428
Motorola Solutions, Inc.	33,052	1,908,092
Murphy Oil Corp.	26,967	1,642,021
National Oilwell Varco, Inc.	530,390	36,543,871
Newmont Mining Corp.	473,439	14,179,498
NextEra Energy, Inc.	383,918	31,281,639
Northern Trust Corp.	136,755	7,918,115
Northrop Grumman Corp.	24,994	2,069,503
Occidental Petroleum Corp.	351,632	31,376,123
Onyx Pharmaceuticals, Inc. (b)	69,823	8,403,819
Oracle Corp.	1,899,599	58,355,681
PACCAR, Inc.	190,585	10,226,791
Parker Hannifin Corp.	17,853	1,703,176
PepsiCo, Inc.	469,079	38,365,971

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
PerkinElmer, Inc.	232,734	$7,563,855
Perrigo Co.	77,474	9,374,354
Pfizer, Inc.	2,588,864	72,514,081
Philip Morris International, Inc.	21,150	1,832,013
Phillips 66	352,110	20,742,800
Platinum Underwriters Holdings Ltd.	62,348	3,567,553
PPG Industries, Inc.	17,065	2,498,487
PPL Corp.	395,163	11,957,632
Praxair, Inc.	55,470	6,387,925
Precision Castparts Corp.	95,493	21,582,373
The Procter & Gamble Co. (d)	1,045,580	80,499,204
The Progressive Corp.	449,854	11,435,289
Prudential Financial, Inc.	130,719	9,546,409
PulteGroup, Inc. (b)	545,377	10,345,802
QEP Resources, Inc.	460,259	12,785,995
QUALCOMM, Inc.	831,821	50,807,627
Raytheon Co.	31,111	2,057,059
Red Hat, Inc. (b)	111,016	5,308,785
Reinsurance Group of America, Inc.	19,740	1,364,231
RenaissanceRe Holdings Ltd.	78,617	6,823,169
Rockwell Automation, Inc.	272,170	22,628,214
Ross Stores, Inc.	20,835	1,350,316
Schlumberger Ltd.	575,198	41,218,689
Sealed Air Corp.	261,341	6,259,117
Sempra Energy	86,724	7,090,554
Simon Property Group, Inc.	89,668	14,160,371
SM Energy Co.	205,508	12,326,370
Southern Copper Corp.	177,073	4,890,756
Sprint Nextel Corp. (b)	1,128,936	7,925,131
The St. Joe Co. (b)	1,900,969	40,015,397
State Street Corp.	346,501	22,595,330
Stryker Corp.	25,967	1,679,546
Symantec Corp. (b)	64,827	1,456,663
Tenet Healthcare Corp. (b)	208,302	9,602,722
Thermo Fisher Scientific, Inc.	182,351	15,432,365
TIBCO Software, Inc. (b)	573,535	12,273,649
Tiffany & Co.	149,811	10,912,233
Time Warner Cable, Inc.	99,181	11,155,879
Torchmark Corp.	27,691	1,803,792
The Travelers Cos., Inc.	266,795	21,322,256
TRW Automotive Holdings Corp. (b)	93,700	6,225,428
Twitter, Inc.	636,780	11,653,074
U.S. Bancorp	643,528	23,263,537
Union Pacific Corp.	245,324	37,848,587
United Continental Holdings, Inc. (b)	469,985	14,705,831
United Parcel Service, Inc., Class B	187,400	16,206,352
United Technologies Corp.	472,639	43,927,069
UnitedHealth Group, Inc.	332,959	21,802,155
Universal Health Services, Inc., Class B	475,512	31,840,284
Unum Group	65,333	1,918,830
Valero Energy Corp.	58,472	2,033,071
Verizon Communications, Inc. (c)	815,714	41,063,043
Visa, Inc., Class A	386,644	70,659,191
VMware, Inc., Class A (a)(b)	174,394	11,682,654
Wal-Mart Stores, Inc.	525,020	39,108,740
Waters Corp. (b)	127,353	12,741,668
WellPoint, Inc.	123,564	10,112,478
Wells Fargo & Co.	1,664,033	68,674,642
Western Digital Corp.	40,009	2,484,159
WhiteWave Foods Co., Class A (b)	31,113	505,586
Whiting Petroleum Corp. (b)	281,983	12,996,596
Williams-Sonoma, Inc. (d)	120,503	6,734,913
Wyndham Worldwide Corp.	26,437	1,512,990

Common Stocks	Shares	Value
United States (concluded)
XL Group PLC	645,176	$19,561,736

		3,557,985,968
Total Common Stocks — 57.7%		6,497,822,256

Corporate Bonds	Par (000)
Argentina — 0.0%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (e)	USD	1,027	500,663
Australia — 0.1%
FMG Resources August 2006 Pty Ltd., 6.00%, 4/01/17 (e)		4,019	3,908,477
TFS Corp. Ltd., 11.00%, 7/15/18 (e)		11,340	10,666,270

			14,574,747
Brazil — 0.4%
Banco Bradesco SA/Cayman Islands, 4.50%, 1/12/17 (e)		7,440	7,737,600
Hypermarcas SA, 6.50%, 4/20/21 (e)		3,840	3,859,200
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (e)		4,275	4,317,750
Odebrecht Finance Ltd., 5.13%, 6/26/22 (e)		3,097	3,035,060
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/01/18 (e)		14,893	4,691,295
Petrobras Global Finance BV:
2.00%, 5/20/16		3,813	3,733,827
2.41%, 1/15/19 (f)		18,374	18,006,520

			45,381,252
Canada — 0.0%
Viterra, Inc., 5.95%, 8/01/20 (e)		2,866	3,030,299
Chile — 0.2%
Banco Del Estado De Chile/New York, 2.03%, 4/25/15		7,750	7,908,441
Banco Santander Chile, 2.15%, 6/07/18 (e)(f)		11,035	11,021,870
Inversiones Alsacia SA, 8.00%, 8/18/18 (e)		6,877	5,811,266

			24,741,577
China — 0.0%
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (b)(g)(h)	SGD	11,400	89,941
China Milk Products Group Ltd., 0.00%, 1/05/12 (b)(g)	USD	4,800	480,000
China Petroleum & Chemical Corp., Series SINO, 0.79%, 4/24/14 (h)(i)	HKD	20,440	3,145,305

			3,715,246
Colombia — 0.0%
Colombia Telecomunicaciones SA ESP, 5.38%, 9/27/22 (e)	USD	3,261	3,081,645
France — 0.0%
Numericable Finance & Co. SCA, 12.38%, 2/15/19 (e)	EUR	1,035	1,569,488
Germany — 0.0%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (e)	USD	2,964	2,800,980
Hong Kong — 0.2%
FU JI Food and Catering Services Holdings Ltd., 0.00%, 10/18/10 (b)(g)(h)	CNY	13,100	21,344
Hutchison Whampoa International 11 Ltd., 3.50%, 1/13/17 (e)	USD	6,439	6,634,713
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 2/14/22		4,661	4,592,106

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	9

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Hong Kong (concluded)
Wharf Finance 2014 Ltd., 2.30%, 6/07/14 (h)	HKD	46,000	$6,042,057

			17,290,220
India — 0.2%
ICICI Bank Ltd./Dubai, 4.70%, 2/21/18 (e)	USD	3,247	3,258,540
REI Agro Ltd.:
5.50%, 11/13/14 (h)		2,550	1,842,375
5.50%, 11/13/14 (e)(h)		6,845	5,013,963
Suzlon Energy Ltd.:
0.00%, 10/11/12 (b)(g)(i)		5,772	3,939,390
44.62%, 7/25/14 (h)(i)		7,667	4,983,550

			19,037,818
Indonesia — 0.0%
Bumi Investment Property Ltd.:
10.75%, 10/06/17		550	396,000
10.75%, 10/06/17 (e)		4,406	3,172,320

			3,568,320
Ireland — 0.1%
Nara Cable Funding Ltd.:
8.88%, 12/01/18 (e)	EUR	5,720	7,761,825
8.88%, 12/01/18 (e)	USD	1,338	1,391,520
8.88%, 12/01/18 (e)		2,565	2,629,125
Ono Finance II PLC, 10.88%, 7/15/19 (e)		1,039	1,080,560

			12,863,030
Italy — 0.1%
Intesa Sanpaolo SpA, 3.13%, 1/15/16		9,725	9,562,184
Luxembourg — 0.2%
Capsugel FinanceCo SCA, 9.88%, 8/01/19 (e)	EUR	1,678	2,415,677
Intelsat Jackson Holdings SA, 7.50%, 4/01/21	USD	8,048	8,450,400
Matterhorn Mobile SA, 6.75%, 5/15/19 (e)	CHF	1,000	1,079,879
Sberbank of Russia Via SB Capital SA, 5.13%, 10/29/22 (e)	USD	6,536	6,127,500
TNK-BP Finance SA:
7.50%, 7/18/16		1,015	1,125,381
7.50%, 7/18/16 (e)		2,486	2,756,353
6.63%, 3/20/17 (e)		2,848	3,090,080

			25,045,270
Mexico — 0.1%
Banco Santander Mexico SA, 4.13%, 11/09/22 (e)		5,227	4,900,313
Netherlands — 0.5%
Bio City Development Co. BV, 8.00%, 7/06/18 (h)		23,800	23,770,250
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA:
3.38%, 1/19/17		9,469	9,944,618
3.95%, 11/09/22		3,468	3,316,351
Volkswagen International Finance NV, 5.50%, 11/09/15 (e)(h)	EUR	13,900	18,513,492
Ziggo BV, 3.63%, 3/27/20		2,572	3,271,126

			58,815,837
Singapore — 0.5%
CapitaLand Ltd.:
2.10%, 11/15/16 (h)	SGD	13,500	10,597,633
3.13%, 3/05/18 (h)		10,500	8,843,195
2.95%, 6/20/22 (h)		27,000	20,928,994
Olam International Ltd., 6.00%, 10/15/16 (h)	USD	9,900	9,348,075

			49,717,897
South Korea — 0.1%
Export-Import Bank of Korea, 1.25%, 11/20/15		4,314	4,264,678

Corporate Bonds	Par (000)		Value
South Korea (concluded)
Zeus Cayman, 12.66%, 8/19/13 (h)(i)	JPY	781,000	$7,677,707
Zeus Cayman II, 0.00%, 8/18/16 (h)(i)		222,000	2,966,939

			14,909,324
Sweden — 0.1%
Nordea Bank AB, 3.13%, 3/20/17 (e)	USD	6,312	6,495,553
Switzerland — 0.0%
UBS AG, 5.88%, 12/20/17		3,104	3,570,382
United Arab Emirates — 0.5%
Dana Gas Sukuk Ltd.:
7.00%, 10/31/17		20,892	19,429,374
9.00%, 10/31/17		21,335	21,121,808
Pyrus Ltd.:
7.50%, 12/20/15 (e)(h)		7,200	9,057,600
7.50%, 12/20/15 (h)		1,700	2,138,600

			51,747,382
United Kingdom — 0.5%
BAT International Finance PLC, 2.13%, 6/07/17 (e)		6,350	6,368,859
British Telecommunications PLC, 1.40%, 12/20/13 (f)		2,472	2,484,251
Delta Topco Ltd., 10.00%, 11/24/60		12,379	12,571,822
Essar Energy PLC, 4.25%, 2/01/16		7,700	6,314,000
Lloyds TSB Bank PLC, 13.00% (f)(j)	GBP	11,674	25,656,951
Vodafone Group PLC, 2.88%, 3/16/16	USD	700	725,500

			54,121,383
United States — 2.4%
Ally Financial, Inc., 4.50%, 2/11/14		4,460	4,497,910
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17		4,607	4,534,214
Apple, Inc., 1.00%, 5/03/18		14,920	14,327,646
Bank of America Corp.:
2.00%, 1/11/18		9,021	8,737,867
1.34%, 3/22/18 (f)		4,827	4,776,659
Brookdale Senior Living, Inc., 2.75%, 6/15/18 (h)		1,330	1,566,075
Building Materials Corp. of America, 6.88%, 8/15/18 (e)		2,035	2,146,925
Cablevision Systems Corp., 5.88%, 9/15/22		3,890	3,763,575
CIT Group, Inc., 4.75%, 2/15/15 (e)		7,133	7,248,911
Cobalt International Energy, Inc., 2.63%, 12/01/19 (h)		13,200	14,000,250
CONSOL Energy, Inc., 8.00%, 4/01/17		9,989	10,513,423
Cricket Communications, Inc., 7.75%, 10/15/20		4,632	4,446,720
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		375	354,375
Cubist Pharmaceuticals, Inc., 2.50%, 11/01/17 (h)		3,922	6,870,854
Daimler Finance North America LLC:
0.88%, 1/09/15 (e)(f)		9,513	9,543,128
1.30%, 7/31/15 (e)		1,808	1,811,979
DaVita HealthCare Partners, Inc., 6.38%, 11/01/18		1,781	1,858,919
Ford Motor Credit Co. LLC:
1.53%, 5/09/16 (f)		548	551,831
2.38%, 1/16/18		6,610	6,364,419
Forest City Enterprises, Inc., 4.25%, 8/15/18 (h)		6,624	7,414,740
General Electric Capital Corp.:
Series B, 6.25% (f)(j)		9,500	10,093,750
5.55%, 5/04/20		6,598	7,452,962
Gilead Sciences, Inc., Series D, 1.63%, 5/01/16 (h)		11,423	25,851,677
Hologic, Inc., 2.00%, 12/15/37 (h)(k)		11,866	13,223,174

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United States (concluded)
HSBC USA, Inc., 1.63%, 1/16/18	USD	6,570	$6,409,777
Hughes Satellite Systems Corp., 7.63%, 6/15/21		1,792	1,904,000
Hyundai Capital America:
1.63%, 10/02/15 (e)		2,436	2,428,115
2.13%, 10/02/17 (e)		3,893	3,763,678
JPMorgan Chase & Co., Series Q, 5.15% (f)(j)		12,170	11,591,925
Morgan Stanley, 7.30%, 5/13/19		3,953	4,591,860
Mylan, Inc., 3.75%, 9/15/15 (h)		7,858	18,623,460
Phibro Animal Health Corp., 9.25%, 7/01/18 (e)		694	746,050
Reliance Holdings USA, Inc.:
4.50%, 10/19/20 (e)		3,746	3,684,464
5.40%, 2/14/22 (e)		1,995	2,026,699
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23 (e)		4,617	4,363,065
Salesforce.com, Inc., 0.25%, 4/01/18 (e)(h)		13,194	12,559,039
SunGard Data Systems, Inc., 7.38%, 11/15/18		5,578	5,884,790
Take-Two Interactive Software, Inc.:
4.38%, 6/01/14 (h)		2,415	3,415,716
1.75%, 12/01/16 (h)		9,408	10,331,160
Texas Industries, Inc., 9.25%, 8/15/20		4,017	4,328,317

			268,604,098
Total Corporate Bonds — 6.2%			699,644,908

Floating Rate Loan Interests (f)
Canada — 0.0%
Essar Steel Algoma, Inc., Term Loan, 8.75%, 4/22/13		3,690	3,742,736
Chile — 0.0%
GNL Quintero SA, Tranche B Facility, 1.28%, 4/22/13		7,481	6,613,298
France — 0.1%
Constellium Holdco BV (Constellium France SAS):
Term Loan B, 6.00%, 3/25/20		3,178	3,229,273
Term Loan B, 6.00%, 3/25/20	EUR	3,178	4,178,033

			7,407,306
United Kingdom — 0.2%
Delta Debtco Ltd., Term Loan, 9.25%, 7/01/13	USD	19,179	20,113,976
United States — 0.4%
Cricket Communications, Inc., Term Loan C, 4.75%, 5/13/13		7,930	7,853,158
Obsidian Natural Gas Trust, Term Loan, 7.00%, 4/02/13		8,154	8,194,793
Univision Communications, Inc., 2013 New First-Lien Term Loan, 4.50%, 3/01/20		12,638	12,496,144
Valeant Pharmaceuticals International, Inc., Term Loan B, 6/21/20		8,745	8,613,825

Floating Rate Loan Interests	Par (000)		Value
United States (concluded)
Vodafone Americas Finance 2, Inc., New Series A Loan, 6.25%, 7/11/13 (l)	USD	7,114	$7,291,402

			44,449,322
Total Floating Rate Loan Interests — 0.7%			82,326,638

Foreign Government Obligations
Australia — 1.4%
Commonwealth of Australia:
5.50%, 12/15/13	AUD	28,290	26,219,399
5.50%, 4/21/23		65,466	68,319,485
Queensland Treasury Corp.:
6.00%, 9/14/17		46,360	46,736,655
6.00%, 6/14/21		19,934	20,402,632

			161,678,171
Brazil — 1.0%
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 8/15/22	BRL	82,551	92,527,708
Series B, 6.00%, 8/15/24		15,524	17,468,530

			109,996,238
Canada — 0.4%
Canadian Government Bond:
4.00%, 6/01/16	CAD	11,606	11,848,670
1.50%, 3/01/17		18,869	17,883,836
3.50%, 6/01/20		14,061	14,535,226

			44,267,732
Germany — 1.8%
Bundesrepublik Deutschland:
4.25%, 7/04/17	EUR	74,599	111,404,255
3.50%, 7/04/19		58,604	87,620,707

			199,024,962
Hong Kong — 0.4%
Hong Kong Government Bond:
1.67%, 3/24/14	HKD	37,850	4,932,873
3.51%, 12/08/14		97,750	13,191,955
1.69%, 12/22/14		49,550	6,521,022
0.27%, 12/18/17		49,300	6,145,813
0.53%, 3/19/18		98,800	12,406,046
3.56%, 6/25/18		29,600	4,257,163

			47,454,872
Malaysia — 0.3%
Federation of Malaysia:
3.46%, 7/31/13	MYR	38,171	12,084,737
5.09%, 4/30/14		63,226	20,348,046

			32,432,783
Netherlands — 0.1%
Kingdom of the Netherlands, 1.00%, 2/24/17 (e)	USD	12,526	12,479,654
Russia — 0.0%
Vnesheconombank Via VEB Finance PLC, 6.03%, 7/05/22 (e)		3,200	3,296,000

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	11

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
Turkey — 0.0%
Republic of Turkey, 6.75%, 4/03/18	USD	2,827	$3,173,307
United Kingdom — 1.2%
United Kingdom Gilt, 4.75%, 3/07/20	GBP	72,541	130,689,140
Total Foreign Government Obligations — 6.6%			744,492,859

Investment Companies		Shares
ETFS Gold Trust (b)		256,340	31,117,112
ETFS Palladium Trust (b)		89,760	5,802,984
ETFS Platinum Trust (b)		76,722	10,058,254
iShares Gold Trust (b)(m)		2,310,427	27,702,020
Market Vectors Gold Miners ETF		1,030,542	25,155,530
SPDR Gold Trust (b)		615,158	73,296,076
Total Investment Companies — 1.6%			173,131,976

Non-Agency Mortgage-Backed Securities	Par (000)
Commercial Mortgage-Backed Securities — 0.1%
Banc of America Large Loan Trust, Series 2010-HLTN, Class HLTN, 2.49%, 11/15/15 (e)(f)	USD	13,023	13,032,777

Preferred Securities
Capital Trusts
Germany — 0.0%
Deutsche Bank Capital Funding Trust VII, 5.63% (e)(f)(j)		1,464	1,420,080
Switzerland — 0.0%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (f)		6,357	6,643,065
United States — 0.2%
Citigroup, Inc., 5.95% (f)(j)		4,748	4,724,735
USB Capital IX, 3.50% (f)(j)		8,983	7,815,210
NBCUniversal Enterprise, Inc., 5.25% (e)(j)		6,000	6,000,000

			18,539,945
Total Capital Trusts — 0.2%			26,603,090

Preferred Stocks		Shares
United Kingdom — 0.2%
HSBC Holdings PLC, Series 2, 8.00%		269,500	7,303,450
Royal Bank of Scotland Group PLC:
Series M, 6.40%		168,525	3,577,786
Series Q, 6.75%		91,325	2,037,461
Series T, 7.25%		250,583	6,003,969

			18,922,666
United States — 0.7%
Cliffs Natural Resources, Inc., 7.00% (b)(h)		247,190	4,385,151
Fannie Mae, Series S, 8.25% (f)		790,114	3,595,019
General Motors Co., Series B, 4.75% (h)		243,123	11,708,804
Health Care REIT, Inc., Series I, 6.50% (h)		132,093	8,201,654
NextEra Energy, Inc., 5.60%		163,146	9,201,434
PPL Corp.:
8.75% (h)		128,534	6,943,407
9.50% (h)		144,700	7,583,727

Preferred Securities		Shares	Value
United States (concluded)
Twitter, Inc.:
Class A Junior (b)		7,291	$133,425
Series D (b)		650,839	11,910,354
United Technologies Corp., 7.50% (h)		89,362	5,304,528
US Bancorp:
Series F, 6.50% (f)		241,374	6,782,609
Series G, 6.00% (f)		125,469	3,439,105
Wells Fargo & Co., Series L, 7.50% (h)		4,440	5,301,360
Total Preferred Stocks — 0.9%			103,413,243

Trust Preferreds
United States — 0.4%
Citigroup Capital XIII, 7.88%, 10/30/40 (f)		438,422	12,210,053
Continental Airlines Finance Trust II, 6.00%, 11/15/30 (h)		21,250	935,663
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (f)		580,751	15,128,564
Omnicare Capital Trust II, Series B, 4.00%, 6/15/33		87,281	5,143,469
RBS Capital Funding Trust VII, Series G, 6.08% (j)		223,721	4,760,783
Total Trust Preferreds — 0.4%			38,178,532
Total Preferred Securities — 1.5%			168,194,865

U.S. Treasury Obligations	Par (000)
U.S. Treasury Notes:
2.25%, 3/31/16	USD	84,429	88,235,099
0.63%, 9/30/17		51,894	50,738,626
1.00%, 5/31/18-9/30/19		137,792	134,387,166
1.38%, 9/30/18		54,623	54,383,527
1.25%, 10/31/19		13,107	12,713,059
3.50%, 5/15/20		169,391	187,402,449
2.63%, 8/15/20		89,024	93,030,185
2.00%, 11/15/21		15,998	15,721,975
1.75%, 5/15/22-5/15/23		52,146	49,164,180
1.63%, 11/15/22		26,667	24,893,884
Total U.S. Treasury Obligations — 6.3%			710,670,150

Warrants (n)		Shares
Australia — 0.0%
TFS Corp. Ltd. (Issued/exercisable 8/01/11, 1 Share for 1 warrant, Expires 9/03/13, Strike Price AUD 1.28)		4,195,800	606,478
Canada — 0.0%
Kinross Gold Corp. (Issued/exercisable 10/29/18, 1 Share for 1 warrant, Expires 9/03/13, Strike Price CAD 32.00) (a)(b)		37,568	179
Total Warrants — 0.0%			606,657
Total Long-Term Investments (Cost — $8,090,577,927) — 80.7%			9,089,923,086

See Notes to Consolidated Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Short-Term Securities
Foreign Agency Obligations (o)	Par (000)		Value
Japan Treasury Discount Bill:
0.09%, 9/17/13	JPY	2,240,000	$22,580,840
0.10%, 9/10/13		3,290,000	33,166,239
0.11%, 11/11/13		2,640,000	26,610,284
Mexico Cetes:
3.60%, 8/22/13	MXN	131,939	10,126,478
3.77%, 9/05/13		171,521	13,140,595
3.77%, 9/19/13		356,237	27,250,345
3.80%, 10/03/13		448,724	34,273,538
Republic of Turkey:
5.38%, 7/17/13	TRY	13,199	6,822,769
6.30%, 9/11/13		10,551	5,402,799
Total Foreign Agency Obligations — 1.6%			179,373,887

Money Market Funds	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.21% (m)(p)(q)	USD	83,019	83,018,805
Total Money Market Funds — 0.7%			83,018,805

Time Deposits	Par (000)
Australia — 0.0%
Brown Brothers Harriman & Co., 1.62%, 7/01/13	AUD	1,111	1,015,831
Canada — 0.0%
Wells Fargo & Co., 0.27%, 7/01/13	CAD	44	41,890
Europe — 0.0%
Brown Brothers Harriman & Co., 0.00%, 7/01/13	EUR	595	774,387
Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.01%, 7/01/13	HKD	1,218	157,033
Japan — 0.0%
Citigroup, Inc., 0.01%, 7/01/13	JPY	114,132	1,150,755
Singapore — 0.0%
Brown Brothers Harriman & Co., 0.01%, 7/01/13	SGD	59	46,302
Switzerland — 0.0%
Brown Brothers Harriman & Co., 0.00%, 7/01/13	CHF	117	124,362
United Kingdom — 0.1%
Brown Brothers Harriman & Co., 0.07%, 7/01/13	GBP	335	510,202
Citigroup, Inc., 0.07%, 7/01/13		801	1,217,535

			1,727,737
Total Time Deposits — 0.1%			5,038,297

U.S. Treasury Obligations	Par (000)		Value
U.S. Treasury Bills (o):
0.01%, 7/05/13	USD	208,625	$208,624,152
0.02%, 7/11/13		331,810	331,807,846
0.02%, 7/18/13		120,500	120,499,062
0.02%, 7/25/13		25,650	25,649,650
0.02%, 8/01/13		289,400	289,392,955
0.02%, 8/08/13		47,250	47,248,482
0.02%, 8/15/13		273,650	273,635,241
0.03%, 8/22/13		222,150	222,140,364
0.02%, 9/05/13		53,700	53,698,013
0.02%, 9/12/13		80,830	80,826,686
0.03%, 9/19/13		290,980	290,957,303
Total U.S. Treasury Obligations — 17.3%			1,944,479,754
Total Short-Term Securities (Cost — $2,218,902,388) — 19.7%			2,211,910,743

Options Purchased
(Cost — $75,015,030) — 0.9%			103,244,329
Total Investments Before Investments Sold Short and Options Written (Cost — $10,384,495,345) — 101.3%			11,405,078,158

Investments Sold Short		Shares
Japan — (0.1)%
Fast Retailing Co. Ltd.		27,400	(9,247,626)
Total Investments Sold Short (Proceeds — $7,495,030) — (0.1)%			(9,247,626)

Options Written
(Premiums Received — $21,073,085) — (0.2)%			(19,727,245)
Total Investments Net of Investments Sold Short and Options Written — 101.0%			11,376,103,287
Liabilities in Excess of Other Assets — (1.0)%			(113,610,051)

Net Assets — 100.0%			$11,262,493,236

Notes to Consolidated Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	All or a portion of security has been pledged as collateral in connection with swaps.

(d)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	13

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Variable rate security. Rate shown is as of report date.

(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(h)	Convertible security.

(i)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(j)	Security is perpetual in nature and has no stated maturity date.

(k)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(l)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(m)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Shares/Beneficial Interest Purchased		Shares/Beneficial Interest Sold	Shares/Beneficial Interest Held at June 30, 2013	Value at June 30, 2013	Income
BlackRock Liquidity Series LLC, Money
Market Series	$72,374,364	$10,644,441	[1]	—	$83,018,805	$83,018,805	$215,666
iShares Gold Trust	2,310,427	—		—	2,310,427	$27,702,020	—

[1]	Represents net beneficial interest purchased.

(n)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(o)	Rates shown are discount rates or a range of discount rates at the time of purchase.

(p)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(q)	Represents the current yield as of report date.

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
73	Nikkei 225 Index	Chicago Mercantile	September 2013	USD	5,041,843	$42,430
44	S&P 500 E-Mini Index	Chicago Mercantile	September 2013	USD	3,518,350	(22,942)
1,062	TOPIX Index	Tokyo	September 2013	USD	121,105,263	3,857,970
(6)	DAX Index	Eurex	September 2013	USD	(1,555,431)	(2,683)
(2,156)	Mini MSCI Emerging Markets Index	New York	September 2013	USD	(100,652,860)	(2,515,607)
Total						$1,359,168

•	Foreign currency exchange contracts as of June 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,075,693	USD	2,701,203	Goldman Sachs Bank USA	7/01/13	$607
USD	1,258,246	AUD	1,377,211	Deutsche Bank AG	7/01/13	(2,383)
USD	248,717	AUD	268,301	Goldman Sachs Bank USA	7/01/13	3,342
USD	253,348	EUR	194,538	Brown Brothers Harriman & Co.	7/01/13	129
USD	1,731,723	GBP	1,135,929	Brown Brothers Harriman & Co.	7/01/13	4,279
USD	23,455	JPY	2,295,559	Brown Brothers Harriman & Co.	7/01/13	310
USD	31,422	JPY	3,075,292	Brown Brothers Harriman & Co.	7/01/13	415
USD	40,872	JPY	4,000,108	Brown Brothers Harriman & Co.	7/01/13	540
USD	54,415	JPY	5,325,566	Brown Brothers Harriman & Co.	7/01/13	719
USD	106,477	JPY	10,420,893	Brown Brothers Harriman & Co.	7/01/13	1,406
USD	225,347	JPY	22,054,703	Brown Brothers Harriman & Co.	7/01/13	2,976
USD	526,412	JPY	51,825,243	Brown Brothers Harriman & Co.	7/01/13	3,875
USD	353,701	JPY	34,813,397	Citibank N.A.	7/01/13	2,689
USD	46,277	SGD	58,688	Brown Brothers Harriman & Co.	7/01/13	4
EUR	649,254	USD	845,367	Morgan Stanley Capital Services LLC	7/02/13	(271)
USD	20,890	JPY	2,063,468	Brown Brothers Harriman & Co.	7/02/13	84
USD	25,950	JPY	2,563,384	Brown Brothers Harriman & Co.	7/02/13	105

See Notes to Consolidated Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	Foreign currency exchange contracts as of June 30, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	28,662	JPY	2,831,274	Brown Brothers Harriman & Co.	7/02/13	$116
USD	46,207	JPY	4,564,350	Brown Brothers Harriman & Co.	7/02/13	186
USD	71,576	JPY	7,070,274	Brown Brothers Harriman & Co.	7/02/13	289
USD	83,848	JPY	8,282,488	Brown Brothers Harriman & Co.	7/02/13	338
USD	86,023	JPY	8,497,350	Brown Brothers Harriman & Co.	7/02/13	347
USD	96,553	JPY	9,537,525	Brown Brothers Harriman & Co.	7/02/13	389
USD	105,081	JPY	10,379,935	Brown Brothers Harriman & Co.	7/02/13	424
USD	114,865	JPY	11,346,413	Brown Brothers Harriman & Co.	7/02/13	463
USD	125,584	JPY	12,405,161	Brown Brothers Harriman & Co.	7/02/13	506
USD	136,081	JPY	13,442,079	Brown Brothers Harriman & Co.	7/02/13	549
USD	136,273	JPY	13,461,086	Brown Brothers Harriman & Co.	7/02/13	550
USD	190,601	JPY	18,827,525	Brown Brothers Harriman & Co.	7/02/13	769
USD	196,515	JPY	19,411,742	Brown Brothers Harriman & Co.	7/02/13	793
USD	216,567	JPY	21,392,496	Brown Brothers Harriman & Co.	7/02/13	873
USD	271,290	JPY	26,798,064	Brown Brothers Harriman & Co.	7/02/13	1,094
USD	735,786	JPY	73,006,929	Morgan Stanley Capital Services LLC	7/02/13	(319)
JPY	1,085,620,000	USD	11,099,671	Barclays Bank PLC	7/03/13	(153,714)
USD	156,975	HKD	1,217,893	Brown Brothers Harriman & Co.	7/03/13	(44)
EUR	19,960,000	JPY	2,636,893,644	Morgan Stanley Capital Services LLC	7/11/13	(606,103)
USD	25,188,568	JPY	2,582,520,904	Bank of America N.A.	7/11/13	(851,456)
USD	32,550,680	JPY	3,331,887,600	Deutsche Bank AG	7/11/13	(1,045,343)
USD	35,512,588	JPY	3,635,700,617	JPMorgan Chase Bank N.A.	7/11/13	(1,146,837)
USD	17,533,000	JPY	1,796,764,307	UBS AG	7/11/13	(584,098)
USD	24,957,308	JPY	2,581,084,820	Goldman Sachs Bank USA	7/12/13	(1,068,335)
USD	25,074,959	JPY	2,581,968,564	Morgan Stanley Capital Services LLC	7/12/13	(959,595)
USD	35,611,262	JPY	3,667,960,000	UBS AG	7/12/13	(1,373,581)
USD	25,163,095	JPY	2,574,687,871	BNP Paribas S.A.	7/17/13	(798,544)
USD	25,357,140	JPY	2,588,964,000	Credit Suisse International	7/17/13	(748,451)
USD	23,928,913	JPY	2,448,885,000	Morgan Stanley Capital Services LLC	7/17/13	(764,203)
USD	7,301,250	TRY	13,199,200	Barclays Bank PLC	7/17/13	478,289
USD	29,404,000	JPY	2,998,561,112	UBS AG	7/18/13	(831,843)
EUR	20,625,000	JPY	2,696,533,125	Goldman Sachs Bank USA	7/19/13	(341,759)
USD	43,917,361	GBP	29,050,485	Deutsche Bank AG	7/19/13	(260,661)
USD	12,436,838	GBP	8,227,000	Goldman Sachs Bank USA	7/19/13	(74,230)
USD	24,939,338	JPY	2,498,173,500	Credit Suisse International	7/25/13	(251,547)
EUR	20,625,000	JPY	2,677,259,062	Barclays Bank PLC	7/26/13	(147,350)
EUR	19,960,000	JPY	2,588,921,780	BNP Paribas S.A.	7/26/13	(122,271)
USD	25,486,282	JPY	2,525,180,795	Goldman Sachs Bank USA	7/26/13	22,965
EUR	2,548,100	USD	3,328,766	Brown Brothers Harriman & Co.	7/29/13	(11,623)
USD	25,391,819	AUD	27,052,000	Credit Suisse International	8/01/13	715,277
USD	8,214,136	EUR	6,175,438	BNP Paribas S.A.	8/01/13	174,760
USD	27,644,683	JPY	2,661,547,140	JPMorgan Chase Bank N.A.	8/01/13	805,543
USD	28,845,223	JPY	2,794,438,647	Morgan Stanley Capital Services LLC	8/01/13	666,000
USD	30,972,884	AUD	32,949,000	BNP Paribas S.A.	8/02/13	919,485
USD	43,435,164	EUR	32,704,000	UBS AG	8/02/13	859,868
USD	20,118,059	JPY	1,933,747,824	UBS AG	8/02/13	617,978
USD	28,508,184	AUD	30,224,000	Credit Suisse International	8/08/13	953,093
USD	11,116,028	EUR	8,540,000	Goldman Sachs Bank USA	8/08/13	330,134
USD	22,691,448	AUD	24,061,000	BNP Paribas S.A.	8/09/13	756,834

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	15

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	Foreign currency exchange contracts as of June 30, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	13,996,807	JPY	1,367,767,963	UBS AG	8/15/13	$203,227
USD	39,269,966	GBP	25,670,000	Deutsche Bank AG	8/16/13	240,338
USD	15,198,476	JPY	1,485,195,100	Barclays Bank PLC	8/16/13	220,600
USD	26,708,815	JPY	2,611,080,468	BNP Paribas S.A.	8/16/13	376,625
USD	39,446,133	JPY	3,855,070,545	Deutsche Bank AG	8/16/13	568,567
USD	18,442,149	GBP	11,778,100	JPMorgan Chase Bank N.A.	8/22/13	535,020
USD	28,590,000	JPY	2,787,639,360	Barclays Bank PLC	8/22/13	476,414
USD	31,691,197	JPY	3,015,560,000	Barclays Bank PLC	8/22/13	1,279,012
USD	25,458,576	JPY	2,421,428,800	JPMorgan Chase Bank N.A.	8/22/13	1,038,255
USD	10,460,059	MXN	131,939,000	Credit Suisse International	8/22/13	329,471
USD	28,470,212	AUD	31,080,000	BNP Paribas S.A.	8/23/13	167,577
USD	20,165,659	BRZ	44,152,710	Deutsche Bank AG	8/23/13	609,989
USD	27,860,832	AUD	30,447,000	Barclays Bank PLC	8/29/13	146,983
USD	27,995,155	EUR	21,342,000	Credit Suisse International	8/29/13	207,482
USD	27,614,033	AUD	29,943,000	Barclays Bank PLC	8/30/13	360,807
USD	22,371,408	EUR	17,048,000	Barclays Bank PLC	8/30/13	174,506
USD	3,134,017	MXN	39,581,700	Credit Suisse International	9/05/13	98,593
USD	10,446,725	MXN	131,939,000	Credit Suisse International	9/05/13	328,645
USD	34,302,992	JPY	3,290,000,000	Deutsche Bank AG	9/10/13	1,119,446
USD	5,675,632	TRY	10,551,000	UBS AG	9/11/13	270,199
USD	23,603,793	JPY	2,240,000,000	Credit Suisse International	9/17/13	1,009,791
CAD	17,477,204	USD	16,604,000	Credit Suisse International	9/19/13	(20,027)
USD	10,433,669	MXN	131,940,000	Credit Suisse International	9/19/13	327,537
USD	17,737,158	MXN	224,297,000	Credit Suisse International	9/19/13	556,811
USD	27,696,898	JPY	2,706,651,612	Bank of America N.A.	9/26/13	394,489
USD	26,520,451	JPY	2,590,743,069	Bank of America N.A.	10/03/13	385,464
USD	35,730,700	MXN	448,724,000	Deutsche Bank AG	10/03/13	1,401,108
USD	26,747,720	JPY	2,640,000,000	Credit Suisse International	11/12/13	105,554
Total						$8,097,314

•	Exchange-traded options purchased as of June 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Barrick Gold Corp.	Call	USD	80.00	1/18/14	32,487	$162,435
Goldcorp, Inc.	Call	USD	80.00	1/18/14	20,313	101,565
Newmont Mining Corp.	Call	USD	90.00	1/18/14	25,990	25,990
S&P 500 Index	Put	USD	1,570.00	7/20/13	250	316,250
S&P 500 Index	Put	USD	1,605.00	7/20/13	204	490,620
S&P 500 Index	Put	USD	1,620.00	7/20/13	203	638,435
Humana, Inc.	Put	USD	67.50	8/17/13	1,520	45,600
S&P 500 Index	Put	USD	1,610.00	8/17/13	203	824,180
Total						$2,605,075

See Notes to Consolidated Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	Over-the-counter options purchased as of June 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
TOPIX Index	Bank of America N.A.	Call	USD	1,013.21	8/09/13	35,975	$4,916,040
Merck & Co., Inc.	Goldman Sachs International	Call	USD	45.00	10/18/13	638,641	1,721,138
Nikkei 225 Index	Citibank N.A.	Call	USD	9,400.00	12/13/13	2,916	13,243,735
Nikkei 225 Index	JPMorgan Chase Bank N.A.	Call	USD	9,354.06	12/13/13	2,920	13,392,388
Nikkei 225 Index	JPMorgan Chase Bank N.A.	Call	USD	11,000.00	12/13/13	1,460	4,423,343
Nikkei 225 Index	JPMorgan Chase Bank N.A.	Call	USD	11,000.00	12/13/13	412	1,248,231
Nikkei 225 Index	JPMorgan Chase Bank N.A.	Call	USD	11,000.00	12/13/13	132	399,919
Activision Blizzard, Inc.	Goldman Sachs International	Call	USD	20.00	1/17/14	789,528	121,105
Aetna, Inc.	Goldman Sachs International	Call	USD	60.00	1/17/14	522,910	3,590,402
Agnico-Eagle Mines Ltd.	Deutsche Bank AG	Call	USD	85.00	1/17/14	590,560	49,303
Alcoa, Inc.	Goldman Sachs International	Call	USD	15.00	1/17/14	1,426,244	20,103
AngloGold Ashanti Ltd.	Deutsche Bank AG	Call	USD	65.00	1/17/14	700,319	735
Autozone, Inc.	Goldman Sachs International	Call	USD	550.00	1/17/14	59,851	68,187
Boeing Co.	Goldman Sachs International	Call	USD	110.00	1/17/14	470,449	1,761,354
Boston Scientific Corp.	Goldman Sachs International	Call	USD	10.00	1/17/14	1,438,979	923,600
Bristol-Myers Squibb Co.	Goldman Sachs International	Call	USD	50.00	1/17/14	583,853	598,757
Broadcom Corp.	Goldman Sachs International	Call	USD	55.00	1/17/14	764,059	18,246
Caterpillar, Inc.	Goldman Sachs International	Call	USD	135.00	1/17/14	827,731	34,304
Citigroup, Inc.	Goldman Sachs International	Call	USD	50.00	1/17/14	1,165,539	3,789,703
Coeur Dalene Mines Corp.	Deutsche Bank AG	Call	USD	40.00	1/17/14	280,191	13,111
Corning, Inc.	Goldman Sachs International	Call	USD	20.00	1/17/14	1,591,790	111,759
Eldorado Gold Corp.	Deutsche Bank AG	Call	USD	25.00	1/17/14	831,482	2,484
EMC Corp.	Goldman Sachs International	Call	USD	40.00	1/17/14	2,228,507	52,450
Endeavour Silver Corp.	Deutsche Bank AG	Call	USD	20.00	1/17/14	222,638	8
First Majestic Silver Corp.	Deutsche Bank AG	Call	USD	35.00	1/17/14	140,675	8,814
Freeport-McMoRan Copper & Gold, Inc.	Goldman Sachs International	Call	USD	64.00	1/17/14	1,719,134	28,551
General Electric Co.	Goldman Sachs International	Call	USD	35.00	1/17/14	3,183,581	74,811
Gold Fields Ltd.	Deutsche Bank AG	Call	USD	22.00	1/17/14	1,718,964	246
Halliburton Co.	Goldman Sachs International	Call	USD	55.00	1/17/14	1,209,761	445,996
Harmony Gold Mining Co. Ltd.	Deutsche Bank AG	Call	USD	15.00	1/17/14	438,425	2,988
Hewlett-Packard Co.	Goldman Sachs International	Call	USD	30.00	1/17/14	3,183,581	2,677,837
Humana, Inc.	Goldman Sachs International	Call	USD	105.00	1/17/14	254,686	256,753
IAMGOLD Corp.	Deutsche Bank AG	Call	USD	30.00	1/17/14	739,472	58
Intel Corp.	Goldman Sachs International	Call	USD	40.00	1/17/14	3,183,581	53,749
International Business Machines Co.	Goldman Sachs International	Call	USD	295.00	1/17/14	331,092	9,625
J.C. Penney Co., Inc.	Goldman Sachs International	Call	USD	55.00	1/17/14	891,403	14,708
Kinross Gold Corp.	Deutsche Bank AG	Call	USD	20.00	1/17/14	3,183,267	3,358
Marvell Technology Group Ltd.	Goldman Sachs International	Call	USD	20.00	1/17/14	1,846,477	11,540
Mastercard, Inc.	Goldman Sachs International	Call	USD	660.00	1/17/14	95,507	989,308
McDonald’s Corp.	Goldman Sachs International	Call	USD	135.00	1/17/14	573,045	36,031
Monster Beverage Corp.	Goldman Sachs International	Call	USD	105.00	1/17/14	445,701	87,777
NetApp, Inc.	Goldman Sachs International	Call	USD	60.00	1/17/14	1,044,215	32,548
New Gold, Inc.	Deutsche Bank AG	Call	USD	22.00	1/17/14	471,633	401
Novagold Resources, Inc.	Deutsche Bank AG	Call	USD	12.00	1/17/14	435,839	4
Pan American Silver Corp.	Deutsche Bank AG	Call	USD	50.00	1/17/14	795,205	156
QUALCOMM, Inc.	Goldman Sachs International	Call	USD	95.00	1/17/14	1,273,432	23,852
Randgold Resources Ltd.	Deutsche Bank AG	Call	USD	165.00	1/17/14	107,340	9,853
Royal Gold, Inc.	Deutsche Bank AG	Call	USD	125.00	1/17/14	105,773	14,487
Safeway, Inc.	Goldman Sachs International	Call	USD	25.00	1/17/14	451,594	710,448
Seabridge Gold, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	69,650	3,223
Silver Standard Resources, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	194,689	274
Silver Wheaton Corp.	Deutsche Bank AG	Call	USD	55.00	1/17/14	798,592	86,419
Silvercorp Metals, Inc.	Deutsche Bank AG	Call	USD	15.00	1/17/14	454,150	38

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	17

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	Over-the-counter options purchased as of June 30, 2013 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Staples, Inc.	Goldman Sachs International	Call	USD	20.00	1/17/14	2,347,653	$487,044
Starwood Hotels & Resort Worldwide, Inc.	Goldman Sachs International	Call	USD	85.00	1/17/14	191,015	100,236
Stillwater Mining Co.	Deutsche Bank AG	Call	USD	25.00	1/17/14	509,322	5,795
United Technologies Corp.	Goldman Sachs International	Call	USD	120.00	1/17/14	483,904	56,512
UnitedHealth Group, Inc.	Goldman Sachs International	Call	USD	85.00	1/17/14	636,716	188,512
Visa, Inc.	Goldman Sachs International	Call	USD	190.00	1/17/14	292,889	2,874,295
Western Union Co.	Goldman Sachs International	Call	USD	25.00	1/17/14	445,701	5,620
Yahoo!, Inc.	Goldman Sachs International	Call	USD	25.00	1/17/14	648,734	1,595,973
Yamana Gold, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	1,911,514	63,947
Yum! Brands, Inc.	Goldman Sachs International	Call	USD	100.00	1/17/14	445,701	43,368
Apple, Inc.	Goldman Sachs International	Call	USD	410.00	2/21/14	104,267	2,915,575
Nikkei 225 Index	BNP Paribas S.A.	Call	USD	9,685.15	3/14/14	3,009	13,222,073
TOPIX Index	UBS AG	Call	JPY	1,157.50	4/11/14	3,899,885	4,784,789
TOPIX Index	JPMorgan Chase Bank N.A.	Call	USD	1,164.04	5/09/14	35,889	3,430,420
TOPIX Index	Bank of America N.A.	Call	USD	1,153.54	6/13/14	26,498	2,775,457
TOPIX Index	Goldman Sachs International	Call	JPY	1,143.74	7/11/14	2,935,700	4,480,337
S&P 500 Index	Credit Suisse International	Put	USD	1,602.63	8/16/13	20,224	752,161
MSCI Emerging Markets Index	JPMorgan Chase Bank N.A.	Put	USD	886.50	9/20/13	43,833	288,344
S&P 500 Index	Credit Suisse International	Put	USD	1,590.00	9/20/13	20,285	929,053
Ibovespa Index	Goldman Sachs International	Put	USD	46,433.45	10/16/13	1,722	1,628,562
Ibovespa Index	Goldman Sachs International	Put	USD	45,503.15	10/16/13	710	531,277
Ibovespa Index	Goldman Sachs International	Put	USD	45,811.18	10/16/13	706	611,291
MSCI Emerging Markets Index	Bank of America N.A.	Put	USD	901.68	10/18/13	35,562	1,219,293
KOPSI Index	Citibank N.A.	Put	USD	243.53	12/12/13	666	695,084
Total							$99,769,276

•	Over-the-counter interest rate swaptions purchased as of June 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	6-month JPY LIBOR	4/04/18	JPY	2,639,554	$869,978

•	Exchange-traded options written as of June 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Marathon Petroleum Corp.	Call	USD	77.50	7/20/13	2,611	$(104,440)
The Procter & Gamble Co.	Call	USD	72.50	7/20/13	4,702	(2,256,960)
Corning, Inc.	Call	USD	14.00	8/17/13	8,305	(593,807)
Humana, Inc.	Call	USD	75.00	8/17/13	1,520	(1,565,600)
Freescale Semiconductor Ltd.	Call	USD	18.00	9/21/13	3,798	(75,960)
Williams-Sonoma, Inc.	Call	USD	55.00	1/18/14	504	(257,040)
Williams-Sonoma, Inc.	Call	USD	52.50	1/18/14	700	(455,000)
S&P 500 Index	Put	USD	1,520.00	7/20/13	203	(94,395)
S&P 500 Index	Put	USD	1,475.00	7/20/13	204	(37,740)
S&P 500 Index	Put	USD	1,470.00	7/20/13	250	(43,125)
S&P 500 Index	Put	USD	1,470.00	8/17/13	203	(160,370)
Total						$(5,644,437)

See Notes to Consolidated Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	Over-the-counter options written as of June 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
MSCI Emerging Markets Index	JPMorgan Chase Bank N.A.	Call	USD	981.00	9/20/13	43,833	$(451,320)
S&P 500 Index	Credit Suisse International	Call	USD	1,700.00	9/20/13	20,285	(173,437)
Ibovespa Index	Goldman Sachs International	Call	USD	51,159.69	10/16/13	706	(289,771)
Ibovespa Index	Goldman Sachs International	Call	USD	50,815.70	10/16/13	710	(338,082)
Ibovespa Index	Goldman Sachs International	Call	USD	51,854.62	10/16/13	1,722	(595,682)
MSCI Emerging Markets Index	Bank of America N.A.	Call	USD	1,035.78	10/18/13	35,562	(197,369)
Nikkei 225 Index	Citibank N.A.	Call	USD	11,000.00	12/13/13	2,004	(6,071,492)
TOPIX Index	Bank of America N.A.	Put	USD	932.96	8/09/13	35,975	(144,219)
S&P 500 Index	Credit Suisse International	Put	USD	1,464.34	8/16/13	20,224	(147,203)
TOPIX Index	Bank of America N.A.	Put	USD	1,031.53	9/13/13	26,498	(643,342)
TOPIX Index	UBS AG	Put	JPY	1,035.07	9/13/13	3,899,885	(1,267,474)
MSCI Emerging Markets Index	JPMorgan Chase Bank N.A.	Put	USD	787.50	9/20/13	43,833	(3,481)
S&P 500 Index	Credit Suisse International	Put	USD	1,450.00	9/20/13	20,285	(285,004)
TOPIX Index	Goldman Sachs International	Put	JPY	1,003.47	10/11/13	2,935,700	(965,691)
TOPIX Index	JPMorgan Chase Bank N.A.	Put	USD	1,040.92	10/11/13	35,889	(1,208,652)
Ibovespa Index	Goldman Sachs International	Put	USD	39,532.49	10/16/13	706	(52,690)
Ibovespa Index	Goldman Sachs International	Put	USD	39,266.68	10/16/13	710	(46,286)
Ibovespa Index	Goldman Sachs International	Put	USD	40,069.48	10/16/13	1,722	(167,112)
MSCI Emerging Markets Index	Bank of America N.A.	Put	USD	809.20	10/18/13	35,562	(501,446)
Nikkei 225 Index	Citibank N.A.	Put	USD	8,305.01	12/13/13	2,916	(123,619)
Nikkei 225 Index	JPMorgan Chase Bank N.A.	Put	USD	8,592.09	12/13/13	2,920	(149,799)
S&P 500 Index	Citibank N.A.	Put	USD	1,149.60	12/20/13	11,200	(69,512)
Nikkei 225 Index	BNP Paribas S.A.	Put	USD	9,300.00	3/14/14	3,009	(190,125)
Total							$(14,082,808)

•	Credit default swaps – buy protection outstanding as of June 30, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty/ Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
CDX.NA.HY Series 20 Version 1	5.00%	Chicago Mercantile	6/20/18	USD	29,200	$(308,226)
CDX.NA.HY Series 20 Version 1	5.00%	JPMorgan Chase Bank N.A.	6/20/18	USD	28,999	518,273
CDX.NA.HY Series 20 Version 1	5.00%	JPMorgan Chase Bank N.A.	6/20/18	USD	27,675	456,797
CDX.NA.HY Series 20 Version 1	5.00%	JPMorgan Chase Bank N.A.	6/20/18	USD	25,985	243,453
CDX.NA.HY Series 20 Version 1	5.00%	JPMorgan Chase Bank N.A.	6/20/18	USD	13,181	265,815
CDX.NA.HY Series 20 Version 1	5.00%	JPMorgan Chase Bank N.A.	6/20/18	USD	13,181	264,516
CDX.NA.HY Series 20 Version 1	5.00%	JPMorgan Chase Bank N.A.	6/20/18	USD	13,150	110,986
Total						$1,551,614

•	Interest rate swaps outstanding as of June 30, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.54%[1]	3-month LIBOR	Deutsche Bank AG	9/14/13[2]	9/14/15	USD	64,834	$68,782
0.49%[1]	3-month LIBOR	Deutsche Bank AG	9/14/13[2]	9/14/15	USD	1,900	3,941
0.50%[1]	3-month LIBOR	JPMorgan Chase Bank N.A.	9/17/13[2]	9/17/15	USD	65,081	124,488
0.76%[1]	6-month GBP LIBOR	Deutsche Bank AG	2/28/14[2]	2/28/16	GBP	32,925	287,030
1.30%[3]	3-month LIBOR	Deutsche Bank AG	8/17/15[2]	8/17/16	USD	503	(1,197)
1.01%[3]	3-month LIBOR	Deutsche Bank AG	9/27/15[2]	9/27/16	USD	259,423	(1,624,586)
1.03%[3]	3-month LIBOR	Deutsche Bank AG	9/27/15[2]	9/27/16	USD	1,650	(9,995)
1.04%[3]	3-month LIBOR	Deutsche Bank AG	9/28/15[2]	9/28/16	USD	7,700	(46,388)
1.00%[3]	3-month LIBOR	Goldman Sachs International	9/28/15[2]	9/28/16	USD	259,646	(1,664,279)
1.24%[3]	3-month LIBOR	Deutsche Bank AG	9/14/13[2]	9/14/18	USD	25,933	(551,355)
1.16%[3]	3-month LIBOR	Deutsche Bank AG	9/14/13[2]	9/14/18	USD	800	(20,224)

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	19

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	Interest rate swaps outstanding as of June 30, 2013 were as follows: (concluded)

Fixed Rate	Floating Rate	Counterparty/ Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.19%[3]	3-month LIBOR	JPMorgan Chase Bank N.A.	9/17/13[2]	9/17/18	USD	26,450	$(617,072)
1.40%[3]	6-month GBP LIBOR	Deutsche Bank AG	2/28/14[2]	2/28/19	GBP	13,172	(460,190)
1.10%[3]	6-month JPY LIBOR	Chicago Mercantile	11/20/13[2]	11/20/23	JPY	263,500	2,725
1.01%[3]	6-month JPY LIBOR	Deutsche Bank AG	11/20/13[2]	11/20/23	JPY	1,708,900	(133,505)
1.09%[3]	6-month JPY LIBOR	Deutsche Bank AG	9/30/14[2]	11/20/23	JPY	1,314,800	(902)
Total							$(4,642,727)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward interest rate swap.

[3]	Fund pays the floating rate and receives the fixed rate.

•	Total return swaps outstanding as of June 30, 2013 were as follows:

Reference Entity	Fixed Amount			Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation
SGX Nikkei Stock Average Dividend Point Index Futures December 2013	JPY	434,255,500	[1]	Citibank N.A.	3/31/14	JPY	265,000	$1,553,181

[1]	Fund receives the total return of the reference entity and pays the fixed rate. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$6,304,953	—	—	$6,304,953
Australia	—	$39,870,620	—	39,870,620
Belgium	3,818,299	12,507,164	—	16,325,463
Brazil	98,818,409	—	—	98,818,409
Canada	242,321,051	—	—	242,321,051
Chile	3,478,400	—	—	3,478,400
China	12,492,743	48,001,465	—	60,494,208
Denmark	4,272,308	—	—	4,272,308
France	22,061,360	224,679,714	—	246,741,074

See Notes to Consolidated Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

	Level 1	Level 2	Level 3	Total
Germany	—	$213,200,613	—	$213,200,613
Hong Kong	—	16,940,922	—	16,940,922
Indonesia	—	3,528,292	—	3,528,292
Ireland	$30,179,636	—	—	30,179,636
Israel	1,283,980	—	—	1,283,980
Italy	—	98,509,636	—	98,509,636
Japan	10,945,957	855,733,036	—	866,678,993
Kazakhstan	10,002,406	—	—	10,002,406
Luxembourg	—	9,952,480	—	9,952,480
Malaysia	6,547,077	34,939,842	—	41,486,919
Mexico	23,154,129	—	—	23,154,129
Netherlands	4,647,296	42,120,294	—	46,767,590
Philippines	4,893,724	—	—	4,893,724
Portugal	4,513,716	—	—	4,513,716
Russia	8,201,382	11,332,384	—	19,533,766
Singapore	—	56,557,065	—	56,557,065
South Africa	—	9,604,442	—	9,604,442
South Korea	3,172,117	85,333,566	—	88,505,683
Spain	2,511,490	28,188,578	—	30,700,068
Sweden	—	19,975,632	—	19,975,632
Switzerland	2,057,406	181,832,855	—	183,890,261
Taiwan	8,393,265	20,949,910	—	29,343,175
Thailand	16,262,169	—	—	16,262,169
United Arab Emirates	9,888,889	—	—	9,888,889
United Kingdom	57,048,856	319,806,940	$8,999,820	385,855,616
United States	3,537,929,075	8,403,819	11,653,074	3,557,985,968
Corporate Bonds	—	610,064,604	89,580,304	699,644,908
Floating Rate Loan Interests	—	27,321,311	55,005,327	82,326,638
Foreign Government Obligations	—	744,492,859	—	744,492,859
Investment Companies	173,131,976	—	—	173,131,976
Non-Agency Mortgage-Backed Securities	—	13,032,777	—	13,032,777
Preferred Securities	129,547,996	26,603,090	12,043,779	168,194,865
U.S. Treasury Obligations	—	710,670,150	—	710,670,150
Warrants	606,657	—	—	606,657
Short-Term Securities:
Foreign Agency Obligations	—	179,373,887	—	179,373,887
Money Market Funds	—	83,018,805	—	83,018,805
Time Deposits	—	5,038,297	—	5,038,297
U.S. Treasury Obligations	—	1,944,479,754	—	1,944,479,754
Options Purchased:
Equity Contracts	8,685,686	93,688,665	—	102,374,351
Interest Rate Contracts	—	869,978	—	869,978
Liabilities:
Investments:
Investments Sold Short	(9,247,626)	—	—	(9,247,626)
Total	$4,437,924,782	$6,780,623,446	$177,282,304	$11,395,830,532

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	21

Consolidated Schedule of Investments (concluded)	BlackRock Global Allocation V.I. Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$1,859,840	—	$1,859,840
Equity contracts	$3,900,400	1,553,181	—	5,453,581
Foreign currency exchange contracts	29,166	20,232,736	—	20,261,902
Interest rate contracts	—	486,966	—	486,966
Liabilities:
Credit contracts	—	(308,226)	—	(308,226)
Equity contracts	(8,644,110)	(13,624,367)	—	(22,268,477)
Foreign currency exchange contracts	(156,731)	(12,007,857)	—	(12,164,588)
Interest rate contracts	—	(5,129,693)	—	(5,129,693)
Total	$(4,871,275)	$(6,937,420)	—	$(11,808,695)

[1]    Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$5,555,146	—	—	$5,555,146
Cash pledged for centrally cleared swaps	2,630,000	—	—	2,630,000
Liabilities:
Cash received as collateral for over-the-counter swaps	—	$(34,960,000)	—	(34,960,000)
Collateral on securities loaned at value	—	(83,018,805)	—	(83,018,805)
Bank overdraft	—	(77,515)	—	(77,515)
Total	$8,185,146	$(118,056,320)	—	$(109,871,174)

Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. As of December 31, 2012, the Fund did not utilize the external pricing service model adjustments as significant market movements did not occur. As of June 30, 2013, there were securities with a value of $170,009,754 that were systematically fair valued due to significant market movements. Therefore, these securities were transferred from Level 1 to Level 2 during the period December 31, 2012 to June 30, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Securities	Total
Assets:
Opening Balance, as of December 31, 2012	$22,663,755	$47,799,004	$43,242,731	—	$113,705,490
Transfers into Level 3[1]	—	—	—	—	—
Transfers out of Level 3[1]	—	—	—	—	—
Other[2]	(11,064,263)	—	—	$11,064,263	—
Accrued discounts/premiums	—	47,034	82,961	—	129,995
Net realized gain (loss)	—	3,551	30,094	—	33,645
Net change in unrealized appreciation/depreciation[3]	1,365,190	(443,738)	581,695	855,306	2,358,453
Purchases	7,688,212	42,616,982	12,708,356	124,210	63,137,760
Sales	—	(442,529)	(1,640,510)	—	(2,083,039)
Closing Balance, as of June 30, 2013	$20,652,894	$89,580,304	$55,005,327	$12,043,779	$177,282,304

[1]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.
[2]	Certain Level 3 investments were re-classified between Common Stocks and Preferred Securities.
[3]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of June 30, 2013 was $2,358,453.

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Consolidated Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Consolidated Statement of Assets and Liabilities

June 30, 2013 (Unaudited)	BlackRock Global Allocation V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $78,311,185) (cost — $10,268,894,259)	$11,294,357,333
Investments at value — affiliated (cost — $115,601,086)	110,720,825
Cash	5,555,146
Cash pledged for centrally cleared swaps	2,630,000
Variation margin receivable	3,551,040
Investments sold receivable	12,835,575
Swap premiums paid	43
Unrealized appreciation on foreign currency exchange contracts	20,261,902
Unrealized appreciation on swaps	3,897,262
Capital shares sold receivable	6,266,585
Interest receivable	23,748,128
Dividends receivable	18,701,835
Receivable from Manager	977,928
Prepaid expenses	29,054

Total assets	11,503,532,656

Liabilities
Bank overdraft	77,515
Options written at value (premiums received — $21,073,085)	19,727,245
Investments sold short at value (proceeds — $7,495,030)	9,247,626
Cash received as collateral for over-the-counter swaps and options	34,960,000
Collateral on securities loaned at value	83,018,805
Variation margin payable	1,025,482
Investments purchased payable	54,956,566
Swap premiums received	6,564,330
Unrealized depreciation on foreign currency exchange contracts	12,164,588
Unrealized depreciation on swaps	5,129,693
Capital shares redeemed payable	1,438,579
Investment advisory fees payable	5,805,456
Distribution fees payable	1,900,855
Other affiliates payable	77,580
Officer’s and Directors’ fees payable	55,599
Other accrued expenses payable	4,889,501

Total liabilities	241,039,420

Net Assets	$11,262,493,236

Net Assets Consist of
Paid-in capital	$9,919,559,387
Undistributed net investment income	30,717,446
Accumulated net realized gain	282,315,615
Net unrealized appreciation/depreciation	1,029,900,788

Net Assets	$11,262,493,236

Net Asset Value
Class I — Based on net assets of $1,980,778,659 and 117,745,174 shares outstanding, 200 million shares authorized, $0.10 par value	$16.82

Class II — Based on net assets of $146,474,883 and 8,731,317 shares outstanding, 200 million shares authorized, $0.10 par value	$16.78

Class III — Based on net assets of $9,135,239,694 and 610,514,888 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$14.96

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	23

Consolidated Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)	BlackRock Global Allocation V.I. Fund

Investment Income
Dividends — unaffiliated	$92,012,975
Foreign taxes withheld	(4,697,866)
Interest	41,053,316
Securities lending — affiliated — net	215,666

Total income	128,584,091

Expenses
Investment advisory	34,684,462
Distribution — Class II	85,483
Distribution — Class III	11,348,892
Transfer agent — Class I	671,647
Transfer agent — Class II	79,894
Transfer agent — Class III	8,661,902
Custodian	749,547
Accounting services	462,845
Printing	246,139
Professional	146,390
Officer and Directors	106,230
Miscellaneous	55,419

Total expenses excluding dividend expense, interest expense and stock loan fees	57,298,850
Dividend expense	64,126
Interest expense	26,569
Stock loan fees	19,988

Total expenses	57,409,533
Less fees waived by Manager	(878)
Less transfer agent fees reimbursed — Class I	(1,497)
Less transfer agent fees reimbursed — Class II	(38,721)
Less transfer agent fees reimbursed — Class III	(5,395,320)

Total expenses after fees waived and/or reimbursed	51,973,117

Net investment income	76,610,974

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	229,308,918
Financial futures contracts	5,344,679
Foreign currency transactions	28,485,463
Options written	22,326,617
Short sales	(2,724,610)
Swaps	(1,422,960)

281,318,107

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	125,865,975
Investments — affiliated	(9,888,627)
Financial futures contracts	10,895
Foreign currency translations	3,067,830
Short sales	(1,752,596)
Options written	(3,512,660)
Swaps	(3,447,017)

110,343,800

Total realized and unrealized gain	391,661,907

Net Increase in Net Assets Resulting from Operations	$483,795,056

See Notes to Consolidated Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Consolidated Statements of Changes in Net Assets

	BlackRock
	Global Allocation V.I. Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$76,610,974	$149,447,907
Net realized gain	281,318,107	124,241,383
Net change in unrealized appreciation/depreciation	110,343,800	686,805,134

Net increase in net assets resulting from operations	468,272,881	960,494,424

Dividends and Distributions to Shareholders From
Net investment income:
Class I	—	(28,257,180)[1]
Class II	—	(1,146,196)[1]
Class III	—	(127,097,251)[1]
Net realized gain:
Class I	—	(5,472,151)[1]
Class II	—	(231,683)[1]
Class III	—	(28,613,534)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	—	(190,817,995)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	143,784,526	413,104,825

Net Assets
Total increase in net assets	612,057,407	1,182,781,254
Beginning of period	10,650,435,829	9,467,654,575

End of period	$11,262,493,236	$10,650,435,829

Undistributed (distributions in excess of) net investment income	$30,717,446	$(45,893,528)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	25

Financial Highlights	BlackRock Global Allocation V.I. Fund

	Class I
	Six Months Ended June 30, 2013 (Unaudited)[1]	Year Ended December 31,
		2012[1]	2011[1]	2010[1]	2009[1]	2008
Per Share Operating Performance
Net asset value, beginning of period	$16.10	$14.87	$16.15	$14.92	$12.52	$16.03

Net investment income[2]	0.13	0.26	0.28	0.26	0.27	0.27
Net realized and unrealized gain (loss)	0.59	1.27	(0.84)	1.24	2.39	(3.39)

Net increase (decrease) from investment operations	0.72	1.53	(0.56)	1.50	2.66	(3.12)

Dividends and distributions from:
Net investment income	—	(0.25)[3]	(0.36)[3]	(0.19)[3]	(0.24)[3]	(0.33)[3]
Net realized gain	—	(0.05)[3]	(0.36)[3]	(0.08)[3]	—	(0.06)[3]
Tax return of capital	—	—	—	—	(0.02)[3]	—

Total dividends and distributions	—	(0.30)	(0.72)	(0.27)	(0.26)	(0.39)

Net asset value, end of period	$16.82	$16.10	$14.87	$16.15	$14.92	$12.52

Total Investment Return[4]
Based on net asset value	4.47%[5]	10.28%	(3.49)%	10.05%	21.30%	(19.48)%

Ratios to Average Net Assets
Total expenses	0.73%[6]	0.74%	0.69%	0.71%	0.74%	0.80%

Total expenses after fees waived and reimbursed	0.73%[6]	0.74%	0.69%	0.71%	0.74%	0.80%

Total expenses after fees waived and reimbursed and excluding dividend expense, interest expense and stock loan fees	0.73%[6]	0.74%	0.69%	0.71%	0.74%	0.80%

Net investment income	1.58%[6]	1.66%	1.75%	1.75%	1.99%	0.81%

Supplemental Data
Net assets, end of period (000)	$1,980,405	$1,868,059	$1,737,294	$1,403,484	$855,977	$589,326

Portfolio turnover	25%	49%	31%	28%	26%	31%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Consolidated Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Financial Highlights (continued)	BlackRock Global Allocation V.I. Fund

	Class II
	Six Months Ended June 30, 2013 (Unaudited)[1]	Year Ended December 31,
		2012[1]	2011[1]	2010[1]	2009[1]	2008
Per Share Operating Performance
Net asset value, beginning of period	$16.07	$14.85	$16.13	$14.91	$12.53	$16.03

Net investment income[2]	0.12	0.23	0.26	0.24	0.24	0.25
Net realized and unrealized gain (loss)	0.59	1.28	(0.84)	1.23	2.39	(3.39)

Net increase (decrease) from investment operations	0.71	1.51	(0.58)	1.47	2.63	(3.14)

Dividends and distributions from:
Net investment income	—	(0.24)[3]	(0.34)[3]	(0.17)[3]	(0.22)[3]	(0.30)[3]
Net realized gain	—	(0.05)[3]	(0.36)[3]	(0.08)[3]	—	(0.06)[3]
Tax return of capital	—	—	—	—	(0.03)[3]	—

Total dividends and distributions	—	(0.29)	(0.70)	(0.25)	(0.25)	(0.36)

Net asset value, end of period	$16.78	$16.07	$14.85	$16.13	$14.91	$12.53

Total Investment Return[4]
Based on net asset value	4.42%[5]	10.14%	(3.63)%	9.88%	21.05%	(19.57)%

Ratios to Average Net Assets
Total expenses	0.95%[6]	0.98%	0.84%	0.86%	0.89%	0.95%

Total expenses after fees waived and reimbursed	0.88%[6]	0.90%	0.84%	0.86%	0.89%	0.95%

Total expenses after fees waived and reimbursed and excluding dividend expense, interest expense and stock loan fees	0.88%[6]	0.90%	0.84%	0.86%	0.89%	0.95%

Net investment income	1.48%[6]	1.43%	1.60%	1.60%	1.76%	1.69%

Supplemental Data
Net assets, end of period (000)	$146,447	$80,236	$25,768	$19,019	$7,843	$1,544

Portfolio turnover	25%	49%	31%	28%	26%	31%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	27

Financial Highlights (concluded)	BlackRock Global Allocation V.I. Fund

	Class III
	Six Months Ended June 30, 2013 (Unaudited)[1]	Year Ended December 31,
		2012[1]	2011[1]	2010[1]	2009[1]	2008
Per Share Operating Performance
Net asset value, beginning of period	$14.34	$13.28	$14.49	$13.42	$11.30	$14.53

Net investment income[2]	0.10	0.20	0.22	0.20	0.21	0.21
Net realized and unrealized gain (loss)	0.52	1.12	(0.74)	1.10	2.15	(3.07)

Net increase (decrease) from investment operations	0.62	1.32	(0.52)	1.30	2.36	(2.86)

Dividends and distributions from:
Net investment income	—	(0.21)[3]	(0.33)[3]	(0.15)[3]	(0.22)[3]	(0.31)[3]
Net realized gain	—	(0.05)[3]	(0.36)[3]	(0.08)[3]	—	(0.06)[3]
Tax return of capital	—	—	—	—	(0.02)[3]	—

Total dividends and distributions	—	(0.26)	(0.69)	(0.23)	(0.24)	(0.37)

Net asset value, end of period	$14.96	$14.34	$13.28	$14.49	$13.42	$11.30

Total Investment Return[4]
Based on net asset value	4.32%[5]	9.97%	(3.64)%	9.76%	20.92%	(19.67)%

Ratios to Average Net Assets
Total expenses	1.10%[6]	1.07%	0.94%	0.96%	0.99%	1.03%

Total expenses after fees waived and reimbursed	0.98%[6]	0.99%	0.94%	0.96%	0.99%	1.03%

Total expenses after fees waived and reimbursed and excluding dividend expense, interest expense and stock loan fees	0.98%[6]	0.99%	0.94%	0.96%	0.99%	1.03%

Net investment income	1.33%[6]	1.41%	1.50%	1.50%	1.75%	1.66%

Supplemental Data
Net assets, end of period (000)	$9,133,300	$8,702,140	$7,704,593	$6,483,920	$4,547,181	$1,820,988

Portfolio turnover	25%	49%	31%	28%	26%	31%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Consolidated Financial Statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Consolidated Notes to Financial Statements (Unaudited)	BlackRock Global Allocation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The Company is organized as a Maryland Corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock Global Allocation V.I. Fund (the “Fund”). Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund.

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-

backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	29

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (the “SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps, short sales and options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	31

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends or interest received on the security sold short, which is shown as dividend expense or interest expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

stock loan fees in the Consolidated Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on the cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Consolidated Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

The following table is a summary of the Fund’s open securities lending agreements by counterparty which are subject to offset under a MSLA as of June 30, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Barclays Capital, Inc.	$644,061	$(622,050)	$22,011
Credit Suisse Securities (USA) LLC	7,081,183	(7,081,183)	—
Deutsche Bank Securities Inc.	2,195,601	(2,195,601)	—
Goldman Sachs & Co.	17,744,186	(17,744,186)	—
JP Morgan Securities LLC	13,699,072	(13,699,072)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	100,737	(100,737)	—
Morgan Stanley	36,846,345	(36,846,345)	—

Total	$78,311,185	$(78,289,174)	$22,011

[1]

Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $83,018,805 has been received in connection with securities lending transactions.

[2]

The market value of the loaned securities is determined as of June 30, 2013. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The

Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2013, any securities on loan were collateralized by cash.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	33

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

The Fund may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Fund may invest in various types of barrier options including down-and-in options. Down-and-in options expire worthless to the purchaser of the option unless the price of the underlying instrument falls below a specific barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — The Fund enters into forward interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, at a fixed or variable rate and commencing on a specified future effective date, unless terminated earlier.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	35

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as June 30, 2013
Derivative Assets
	Consolidated Statement of Assets and Liabilities Location	Value
Interest rate contracts	Unrealized appreciation on swaps[1]; Investments at value — unaffiliated[2]; Swap premiums paid	$1,356,987
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	20,261,902
Credit contracts	Unrealized appreciation on swaps[1]	308,226
Equity contracts	Net unrealized appreciation/depreciation[1]; Investments at value — unaffiliated[2]; Unrealized appreciation on swaps[1]	109,379,546

Total		$131,306,661

Derivative Liabilities
	Consolidated Statement of Assets and Liabilities Location	Value
Interest rate contracts	Unrealized depreciation on swaps[1]	$5,129,693
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	12,164,588
Credit contracts	Unrealized depreciation on swaps[1]; Swap premiums received	6,872,556
Equity contracts	Net unrealized appreciation/depreciation[1]; Options written at value	22,268,477

Total		$46,435,314

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Six Months Ended June 30, 2013
Net Realized Gain (Loss) From
Interest rate contracts:
Swaps	$(1,822,846)
Options[3]	297,559
Foreign currency exchange contracts:
Foreign currency exchange contracts	69,580,205
Options[3]	(2,592,130)
Credit contracts:
Swaps	399,886
Equity contracts:
Financial futures contracts	5,344,679
Options[3]	17,599,358

Total	$88,806,711

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Swaps	$(5,162,902)
Options[3]	19,386
Foreign currency exchange contracts:
Financial futures contracts	—
Foreign currency translations	3,534,628
Options[3]	2,785,537
Credit contracts:
Swaps	1,603,526
Equity contracts:
Financial futures contracts	10,895
Options[3]	50,471,695
Swaps	112,359

Total	$53,375,124

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	1,105
Average number of contracts sold	1,899
Average notional value of contracts purchased	$110,732,044
Average notional value of contracts sold	$107,661,209
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	72
Average number of contracts - US dollars sold	16
Average US dollar amounts purchased	$1,281,402,845
Average US dollar amounts sold	$336,673,922
Options:
Average number of option contracts purchased	67,860,586
Average number of option contracts written	4,046,234
Average notional value of option contracts purchased	$4,136,118,023
Average notional value of option contracts written	$1,088,932,214
Average number of swaption contracts purchased	1
Average number of swaption contracts written	1
Average notional value of swaption contracts purchased	$13,306,886
Average notional value of swaption contracts written	$17,534,822
Credit default swaps:
Average number of contracts - buy protection	4
Average number of contracts - sell protection	—
Average notional value - buy protection	$75,685,500
Average notional value - sell protection	—
Interest rate swaps:
Average number of contracts - pays fixed rate	4
Average number of contracts - receives fixed rate	11
Average notional value - pays fixed rate	$181,867,848
Average notional value - receives fixed rate	$633,215,069
Total return swaps:
Average number of contracts	1
Average notional value	$2,671,910

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

At June 30, 2013, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$2,689,052	$1,025,482
Foreign currency exchange contracts	20,261,902	12,164,588
Options[1]	103,244,329	19,727,245
Swaps	4,759,293	11,694,023

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	130,954,576	44,611,338
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(6,535,734)	(8,824,665)

Total assets and liabilities subject to a MNA	$124,418,842	$35,786,673

[1]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30. 2013	37

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of June 30, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received[1]	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
Bank of America N.A.	$9,690,743	$(2,337,832)	$(4,845,168)	—	$2,507,743
Barclays Bank PLC	3,136,611	(301,064)	—	—	2,835,547
BNP Paribas S.A.	15,617,354	(1,110,940)	—	$(10,660,000)	3,846,414
Citibank N.A.	15,494,689	(6,264,623)	(8,551,740)	—	678,326
Credit Suisse International	6,313,468	(1,625,669)	(3,400,675)	—	1,287,124
Deutsche Bank AG	5,434,881	(4,156,729)	—	—	1,278,152
Goldman Sachs International	33,783,244	(4,119,593)	(18,040,275)	(11,400,000)	223,376
JPMorgan Chase Bank N.A.	27,545,791	(9,482,736)	—	(11,500,000)	6,563,055
Morgan Stanley Capital Services LLC	666,000	(666,000)	—	—	—
UBS AG	6,736,061	(4,056,996)	—	(1,400,000)	1,279,065

Total	$124,418,842	$(34,122,182)	$(34,837,858)	$(34,960,000)	$20,498,802

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of June 30, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[3]	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$2,337,832	$(2,337,832)	—	—	—
Barclays Bank PLC	301,064	(301,064)	—	—	—
BNP Paribas S.A.	1,110,940	(1,110,940)	—	—	—
Citibank N.A.	6,264,623	(6,264,623)	—	—	—
Credit Suisse International	1,625,669	(1,625,669)	—	—	—
Deutsche Bank AG	4,156,729	(4,156,729)	—	—	—
Goldman Sachs International	4,119,593	(4,119,593)	—	—	—
JPMorgan Chase Bank N.A.	9,482,736	(9,482,736)	—	—	—
Morgan Stanley Capital Services LLC	2,330,491	(666,000)	—	—	$1,664,491
UBS AG	4,056,996	(4,056,996)	—	—	—

Total	$35,786,673	$(34,122,182)	—	—	$1,664,491

[1]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.
[3]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $6 Billion	0.65%
$6 Billion - $8 Billion	0.61%
$8 Billion - $10 Billion	0.59%
$10 Billion - $15 Billion	0.57%
Greater than $15 Billion	0.55%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Consolidated Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BIM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2013, the sub-advisory agreement with BIL with respect to the Fund will expire. BIM will remain sub-advisor to the Fund.

For the six months ended June 30, 2013, the Fund reimbursed the Manager $55,405 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25%, respectively, based upon the average daily net assets attributable to Class II and Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2013, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.07%
Class III	0.07%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed — class specific in the Consolidated Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The current expense limitation as a percentage of net assets is as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class

III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Company, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Consolidated Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Consolidated Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the six months ended June 30, 2013, BIM received $142,938 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officers and directors in the Consolidated Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were $16,746,009 and $1,041,516, respectively.

6. Purchase and Sales:

Purchases and sales of investments including paydowns and excluding short-term securities and US government securities for the six months ended June 30, 2013, were $2,098,951,703 and $2,504,836,754, respectively.

Purchases and sales of US government securities for the Fund for the six months ended June 30, 2013, were $237,023,976 and $159,789,912, respectively.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	39

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Transactions in options written for the six months ended June 30, 2013, were as follows:

	Calls			Puts
	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of period	1,205,005	75,999,000	$11,794,602	688,242	3,301,281,000	$17,450,275
Options written	940,534	—	14,253,570	7,836,876	—	16,485,759
Options expired	(1,261,668)	(75,999,000)	(4,496,523)	(310,088)	(3,301,281,000)	(5,874,404)
Options closed	(756,909)	—	(15,235,339)	(1,137,136)	—	(13,304,855)

Outstanding options, end of period	126,962	—	$6,316,310	7,077,894	—	$14,756,775

[1]	Amount shown is in the currency in which the transaction was denominated.

As of June 30, 2013, the value of portfolio securities subject to cover call options written was $211,904,228.

7. Income Tax Information:

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$10,450,689,082

Gross unrealized appreciation	$1,362,530,462
Gross unrealized depreciation	(408,141,386)

Net unrealized appreciation	$954,389,076

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2013.

9. Commitments:

The Fund may enter into commitments, or agreements, to acquire an investment at a future date (subject to conditionality) in connection with a potential public or non-public offering. Such agreements may obligate the Fund to make future cash payments. As of June 30, 2013, the Fund had outstanding commitments of $20,165,431.

10. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations

(issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of June 30, 2013, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Fund’s investments.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

40	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Consolidated Notes to Financial Statements (concluded)	BlackRock Global Allocation V.I. Fund

As of June 30, 2013, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments

Foreign Government Obligations	8%
U.S. Treasury Obligations	8
Oil, Gas & Consumable Fuels	7
Commercial Banks	6
Other[1]	71

[1]	All other industries held were each less than 5% of long-term investments.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	5,704,783	$96,552,410	6,162,167	$96,948,867
Shares issued in reinvestment of dividends and distributions	—	—	2,113,570	33,729,331
Shares redeemed	(3,996,273)	(67,169,985)	(9,055,943)	(142,658,760)

Net increase (decrease)	1,708,510	$29,382,425	(780,206)	$(11,980,562)

Class II
Shares sold	3,968,411	$66,604,069	4,625,928	$72,278,697
Shares issued in reinvestment of dividends and distributions	—	—	86,501	1,377,879
Shares redeemed	(231,218)	(3,851,159)	(1,453,057)	(22,884,125)

Net increase	3,737,193	$62,752,910	3,259,372	$50,772,451

Class III
Shares sold	27,348,167	$407,802,756	70,512,001	$990,296,795
Shares issued in reinvestment of dividends and distributions	—	—	10,951,280	155,710,785
Shares redeemed	(23,796,001)	(356,153,565)	(54,840,077)	(771,694,644)

Net increase	3,552,166	$51,649,191	26,623,204	$374,312,936
Total net increase	8,997,869	$143,784,526	29,102,370	$413,104,825

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s consolidated financial statements was completed through the date the consolidated financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend in the following amounts per share on July 19, 2013 to shareholders of record on July 17, 2013:

Class I	$0.003726
Class II	$0.003726
Class III	$0.003726

The Fund paid a long-term capital gain distribution in the following amounts per share on July 19, 2013 to shareholders of record on July 17, 2013:

Class I	$0.104393
Class II	$0.104393
Class III	$0.104393

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	41

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACK ROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Global Opportunities V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2013	BlackRock Global Opportunities V.I. Fund

Investment Objective

BlackRock Global Opportunities V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2013, the Fund outperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

•

Stock selection in industrials was the largest contributor to performance. Several capital goods holdings such as Hino Motors, Ltd., The Boeing Co. and Eaton Corp. PLC. delivered stand-out performance, as did US car rental operator Hertz Global Holdings, Inc. The cost savings associated with massive industry restructuring and consolidation since the onset of the financial crisis have resulted in better operating and profitability measures for many of these now higher-quality businesses. Other factors that drove positive relative performance were the Fund’s US technology hardware & equipment holdings in the information technology (“IT”) sector, and the Fund’s overweight and stock selection in financials.

•

The consumer discretionary sector was the largest detractor from performance. In particular, stock selection in automobile manufacturers failed to keep pace with the robust returns of comparative holdings in the benchmark index, while the Fund’s direct emerging market exposures via restaurants and local media assets were pressured by slowing growth in the region. Additionally, an overweight allocation to holdings in developed Europe detracted from the Fund’s performance. While eurozone instability has persisted for an extended period of time, the conditions of the latest bailout package for Cyprus added further pressure to the Fund’s euro-centric positions.

Describe recent portfolio activity.

•

The Fund took profits in Japan earlier in 2013, but added back some exposure to the country before the end of the reporting period. While Japan has been very volatile, we are focused on Japanese autos, financials and real estate companies, which should be prime beneficiaries longer-term of a weaker Yen and the reflationary tactics of the new government. Several consumer staples holdings were trimmed, and the Fund’s direct metals & mining exposure was reduced to zero. The proceeds were used to increase weightings in industrials, consumer discretionary and IT.

Describe portfolio positioning at period end.

•

At period end, the Fund’s holdings reflected a preference for well-capitalized businesses with the ability to consistently grow and generate cash flow in excess of their cost of capital. These companies, more often than not, have re-invested in their businesses, restructured and are now among the lowest cost producers in their respective industries and hold significant market share. The Fund’s regional positioning was consistent with the view that economies around the world continue to recover, led by the United States, slowly and steadily from the economic collapse of 2008-2009. The Fund maintained a bias toward globally-oriented companies domiciled in the United States and Europe, while reflecting optimism for Japan and general caution with respect to emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Geographic Allocation	Percent of Long-Term Investments

United States	49%
United Kingdom	13
Japan	12
Switzerland	6
France	4
Italy	3
Sweden	2
Hong Kong	2
Indonesia	2
Other[1]	7

[1]	Other includes a 1% or less investment in each of the following countries: Netherlands, Belgium, Russia, India, Taiwan, Australia, Spain, British Virgin Islands, Ireland, Mexico and Nigeria.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

BlackRock Global Opportunities V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Under normal circumstances, the Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

Performance Summary for the Period Ended June 30, 2013
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	9.22%	20.85%	0.97%	9.48%
Class III[4]	9.02	20.54	0.73	9.22	[6]
MSCI All Country World Index	6.05	16.57	2.30	7.59

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,092.20	$5.86	$1,000.00	$1,019.19	$5.66	1.13%
Class III	$1,000.00	$1,090.20	$7.15	$1,000.00	$1,017.95	$6.90	1.38%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	3

Disclosure of Expenses	BlackRock Global Opportunities V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock Global Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.6%
Treasury Wine Estates Ltd.	47,718	$253,561
Belgium — 1.0%
Anheuser-Busch InBev NV	4,762	428,736
British Virgin Islands — 0.6%
Platform Acquisition Holdings Ltd. (a)	22,900	245,030
France — 4.1%
AXA SA	19,390	382,227
BNP Paribas SA	5,520	302,191
Rexel SA	11,300	254,596
Sanofi	2,740	283,261
Technip SA	3,070	312,009
Valeo SA	3,880	243,465

		1,777,749
Hong Kong — 1.8%
AIA Group Ltd.	131,200	552,746
Jardine Matheson Holdings Ltd.	3,600	217,800

		770,546
India — 0.6%
Jubilant Foodworks Ltd. (a)	16,024	280,910
Indonesia — 1.6%
Global Mediacom Tbk PT	1,218,000	262,125
Matahari Department Store Tbk PT (a)	379,700	443,979

		706,104
Ireland — 0.5%
Eaton Corp. PLC	3,550	233,626
Italy — 2.8%
Banca Generali SpA	15,510	334,417
Eni SpA	21,490	441,058
Mediaset SpA (a)	71,600	269,697
Telecom Italia SpA	281,600	196,275

		1,241,447
Japan — 12.0%
Hino Motors Ltd.	24,200	355,109
Honda Motor Co. Ltd.	12,200	453,223
ITOCHU Corp.	26,700	308,756
Kenedix Realty Investment Corp.	47	187,096
Nabtesco Corp.	16,600	344,662
Nitto Denko Corp.	3,500	224,475
ORIX Corp.	12,900	176,043
Softbank Corp.	4,700	273,587
Sony Corp.	43,700	923,216
Sumitomo Mitsui Financial Group, Inc.	7,700	352,452
Tokio Marine Holdings, Inc.	15,500	489,102
Tokyo Tatemono Co. Ltd.	58,000	482,621
Toyota Motor Corp.	7,800	470,479

Common Stocks	Shares	Value
Japan (concluded)
Yahoo! Japan Corp.	449	$221,094

		5,261,915
Mexico — 0.6%
Fomento Economico Mexicano SAB de CV — ADR	2,400	247,656
Netherlands — 1.1%
ING Groep NV CVA (a)	55,200	504,475
Nigeria — 0.3%
Lekoil Ltd. (a)	220,700	130,913
Russia — 0.8%
Eurasia Drilling Co. Ltd. — GDR	9,340	348,662
Spain — 0.6%
Sacyr Vallehermoso SA (a)	80,200	250,943
Sweden — 2.1%
SKF AB	14,400	337,351
Svenska Cellulosa AB, B Shares	23,946	600,535

		937,886
Switzerland — 5.6%
Nestle SA, Registered Shares	4,600	301,854
Novartis AG, Registered Shares	6,120	433,483
Partners Group Holding AG	1,620	438,500
Roche Holding AG	2,700	670,133
Swiss Re AG	4,600	342,244
UBS AG, Registered Shares (a)	15,170	257,493

		2,443,707
Taiwan — 0.6%
MediaTek, Inc.	23,000	265,158
United Kingdom — 13.4%
Aberdeen Asset Management PLC	103,600	602,919
Afren PLC (a)	93,570	184,456
APR Energy PLC (b)	15,230	232,800
Aveva Group PLC	7,767	266,268
Babcock International Group PLC	7,810	131,138
Barclays PLC	148,520	632,513
BG Group PLC	24,020	408,200
Blinkx PLC (a)	173,000	286,432
British American Tobacco PLC	3,720	190,798
Centrica PLC	38,600	211,132
Crest Nicholson Holdings PLC (a)	53,199	258,923
Diageo PLC	7,400	212,206
esure Group PLC (a)	119,381	589,933
Partnership Assurance Group PLC (a)	38,300	283,691
Perform Group PLC (a)	34,904	267,365
SABMiller PLC	8,920	427,657
Unilever PLC	7,910	320,216

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR American Depositary Receipts AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc DKK Danish Krone EUR Euro GBP British Pound GDR Global Depositary Receipts	HKD Hong Kong Dollar JPY Japanese Yen MXN Mexican Peso NOK Norwegian Krone SEK Swedish Krona SGD Singapore Dollar USD US Dollar ZAR South African Rand

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	5

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (concluded)
Vodafone Group PLC — ADR	12,270	$352,640

		5,859,287
United States — 48.7%
3D Systems Corp. (a)	6,700	294,130
AbbVie, Inc.	7,700	318,318
Adobe Systems, Inc. (a)	7,930	361,291
Amgen, Inc.	2,320	228,891
Axiall Corp.	12,270	522,457
Baxter International, Inc.	3,850	266,689
Becton Dickinson & Co.	2,340	231,262
The Boeing Co.	3,860	395,418
Bristol-Myers Squibb Co.	9,510	425,002
Cabot Oil & Gas Corp.	5,250	372,855
Cameron International Corp. (a)	5,290	323,536
CBS Corp., Class B	4,700	229,689
Citigroup, Inc.	5,360	257,119
Crown Castle International Corp. (a)	5,800	419,862
Crown Holdings, Inc. (a)	6,850	281,741
CSX Corp.	13,760	319,094
Delta Air Lines, Inc.	12,100	226,391
Discovery Communications, Inc., Class A (a)	3,000	231,630
Eastman Chemical Co.	5,420	379,454
eBay, Inc. (a)	10,810	559,093
Eli Lilly & Co.	6,520	320,262
Facebook, Inc., Class A (a)	14,480	359,973
Flowserve Corp.	4,100	221,441
General Electric Co.	29,700	688,743
Genworth Financial, Inc., Class A (a)	19,800	225,918
Gilead Sciences, Inc. (a)	6,060	310,333
Google, Inc., Class A (a)	1,413	1,243,963
The Hain Celestial Group, Inc. (a)	6,930	450,242
HCA Holdings, Inc.	4,550	164,073
Hertz Global Holdings, Inc. (a)	18,210	451,608
International Paper Co.	4,700	208,257
Kennedy-Wilson Holdings, Inc.	27,940	464,922
Las Vegas Sands Corp.	5,290	280,000
Liberty Global PLC, Class A (a)	5,060	374,845
Lowe’s Cos., Inc.	8,470	346,423
Mead Johnson Nutrition Co.	6,800	538,764
Merck & Co., Inc.	7,500	348,375
Microsoft Corp.	15,700	542,121
Mondelez International, Inc., Class A	15,220	434,227
Monsanto Co.	4,460	440,648
National Oilwell Varco, Inc.	3,300	227,370
Oasis Petroleum, Inc. (a)	7,060	274,422
Owens Corning (a)	10,050	392,754
Pfizer, Inc.	19,310	540,873

Common Stocks	Shares	Value
United States (concluded)
Regions Financial Corp.	23,800	$226,814
Roper Industries, Inc.	5,140	638,491
Rowan Cos. PLC, Class A (a)	10,380	353,647
SanDisk Corp. (a)	9,533	582,466
ServiceNow, Inc. (a)	5,900	238,301
United Rentals, Inc. (a)	8,625	430,474
Universal Health Services, Inc., Class B	2,850	190,836
US Airways Group, Inc. (a)	19,600	321,832
Visa, Inc., Class A	2,600	475,150
Weyerhaeuser Co.	14,134	402,678
Whirlpool Corp.	3,010	344,224
WisdomTree Investments, Inc. (a)	35,371	409,242
Xilinx, Inc.	6,290	249,147

		21,357,781
Total Common Stocks — 99.4%		43,546,092

Warrants (c)
British Virgin Islands — 0.0%
Platform Acquisition Holdings Ltd. (Issued/exercisable 5/10/13, 0.175 Share for 1 Warrant, Expires 7/31/20, Strike Price $11.50)	22,900	—
Total Long-Term Investments (Cost — $39,257,999) — 99.4%		43,546,092

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (d)(e)	417,274	417,274

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.21% (d)(e)(f)	$177	176,717
Total Short-Term Securities (Cost — $593,991) — 1.4%		593,991
Total Investments (Cost — $39,851,990) — 100.8%		44,140,083
Liabilities in Excess of Other Assets — (0.8)%		(334,945)

Net Assets — 100.0%		$43,805,138

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(d)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity	Shares/Beneficial Interest Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	718,199	(300,925)	417,274	$192
BlackRock Liquidity Series, LLC Money Market Series	$217,967	$(41,250)	$176,717	$1,198

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

•	Foreign currency exchange contracts as of June 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	73,000	USD	111,663	Bank of America N.A.	7/01/13	$(633)
JPY	31,626,974	USD	323,324	Citibank N.A.	7/01/13	(4,439)
USD	333,079	EUR	256,109	JPMorgan Chase Bank N.A.	7/01/13	(283)
JPY	28,564,000	USD	290,959	UBS AG	7/02/13	(2,957)
USD	142,738	EUR	109,689	Deutsche Bank AG	7/02/13	(38)
USD	109,122	GBP	71,748	Deutsche Bank AG	7/02/13	(4)
JPY	6,187,115	USD	62,471	Citibank N.A.	7/03/13	(89)
USD	288,244	CHF	272,620	Citibank N.A.	7/03/13	(380)
AUD	87,357	USD	81,865	Citibank N.A.	7/17/13	(2,087)
AUD	130,000	USD	129,071	Deutsche Bank AG	7/17/13	(10,350)
AUD	1,296,242	USD	1,359,587	UBS AG	7/17/13	(175,814)
CAD	1,748,513	USD	1,725,706	Citibank N.A.	7/17/13	(63,922)
CAD	34,234	USD	33,314	Deutsche Bank AG	7/17/13	(778)
CHF	125,578	USD	134,579	Bank of America N.A.	7/17/13	(1,608)
CHF	55,429	USD	58,559	Bank of America N.A.	7/17/13	133
CHF	83,000	USD	87,669	Bank of America N.A.	7/17/13	218
CHF	52,955	USD	56,709	BNP Paribas S.A.	7/17/13	(637)
CHF	87,333	USD	94,876	Citibank N.A.	7/17/13	(2,402)
CHF	272,620	USD	288,285	Citibank N.A.	7/17/13	384
CHF	212,759	USD	226,591	Royal Bank of Scotland PLC	7/17/13	(1,307)
CHF	11,497	USD	12,018	The Bank of New York Mellon	7/17/13	155
CHF	56,285	USD	59,503	UBS AG	7/17/13	95
DKK	1,036,762	USD	182,506	Goldman Sachs Bank USA	7/17/13	(1,538)
EUR	83,000	USD	108,032	Bank of America N.A.	7/17/13	13
EUR	175,000	USD	229,948	BNP Paribas S.A.	7/17/13	(2,142)
EUR	163,511	USD	219,067	Citibank N.A.	7/17/13	(6,217)
EUR	285,828	USD	372,645	Citibank N.A.	7/17/13	(570)
EUR	20,000	USD	25,791	Citibank N.A.	7/17/13	244
EUR	6,199	USD	8,131	Deutsche Bank AG	7/17/13	(62)
EUR	90,993	USD	118,466	Deutsche Bank AG	7/17/13	(16)
EUR	109,689	USD	142,746	Deutsche Bank AG	7/17/13	41
EUR	256,109	USD	333,097	JPMorgan Chase Bank N.A.	7/17/13	291
EUR	437,588	USD	572,275	UBS AG	7/17/13	(2,647)
GBP	134,961	USD	211,603	Citibank N.A.	7/17/13	(6,361)
GBP	302,000	USD	461,113	Citibank N.A.	7/17/13	(1,845)
GBP	12,066	USD	18,703	Citibank N.A.	7/17/13	(353)
GBP	71,748	USD	109,111	Deutsche Bank AG	7/17/13	1
GBP	82,000	USD	126,494	Goldman Sachs Bank USA	7/17/13	(1,792)
GBP	26,000	USD	40,104	JPMorgan Chase Bank N.A.	7/17/13	(564)
GBP	203,507	USD	305,932	The Bank of New York Mellon	7/17/13	3,552
GBP	61,041	USD	95,700	UBS AG	7/17/13	(2,872)
HKD	7,105,964	USD	915,853	Citibank N.A.	7/17/13	403
HKD	99,970	USD	12,887	Deutsche Bank AG	7/17/13	3
JPY	15,170,234	USD	155,441	Citibank N.A.	7/17/13	(2,474)
JPY	24,020,326	USD	241,970	Citibank N.A.	7/17/13	237
JPY	87,390,625	USD	850,000	Citibank N.A.	7/17/13	31,196
JPY	7,636,604	USD	78,005	Deutsche Bank AG	7/17/13	(1,002)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	7

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	60,961,918	USD	597,730	Deutsche Bank AG	7/17/13	$16,974
JPY	1,337,000	USD	13,731	Royal Bank of Scotland PLC	7/17/13	(250)
JPY	44,888,545	USD	453,044	UBS AG	7/17/13	(415)
MXN	1,242,000	USD	101,147	Credit Suisse International	7/17/13	(5,462)
MXN	2,304,380	USD	185,446	UBS AG	7/17/13	(7,914)
NOK	842,863	USD	147,100	Goldman Sachs Bank USA	7/17/13	(8,435)
SEK	542,034	USD	85,283	Citibank N.A.	7/17/13	(4,493)
SEK	96,183	USD	14,694	Citibank N.A.	7/17/13	(357)
SEK	16,524	USD	2,475	Citibank N.A.	7/17/13	(12)
SEK	115,000	USD	17,600	Goldman Sachs Bank USA	7/17/13	(460)
SGD	322,187	USD	260,565	UBS AG	7/17/13	(6,364)
USD	62,534	AUD	61,090	Citibank N.A.	7/17/13	6,745
USD	223,373	AUD	220,217	Citibank N.A.	7/17/13	22,264
USD	60,000	CAD	63,299	Citibank N.A.	7/17/13	(159)
USD	236,188	CHF	226,136	Credit Suisse International	7/17/13	(3,261)
USD	109,631	CHF	101,501	Credit Suisse International	7/17/13	2,154
USD	1,546,326	CHF	1,434,704	Royal Bank of Scotland PLC	7/17/13	27,159
USD	122,731	EUR	95,000	Bank of America N.A.	7/17/13	(935)
USD	98,796	EUR	76,000	Bank of America N.A.	7/17/13	(137)
USD	143,815	EUR	110,000	Bank of America N.A.	7/17/13	623
USD	106,535	EUR	80,000	Bank of America N.A.	7/17/13	2,396
USD	25,193	EUR	19,000	BNP Paribas S.A.	7/17/13	460
USD	37,590	EUR	29,000	Citibank N.A.	7/17/13	(160)
USD	33,347	EUR	25,000	Citibank N.A.	7/17/13	803
USD	930,816	EUR	708,447	Citibank N.A.	7/17/13	8,599
USD	382,327	EUR	294,000	Credit Suisse International	7/17/13	(386)
USD	18,728	EUR	14,000	Credit Suisse International	7/17/13	503
USD	116,553	EUR	90,000	Deutsche Bank AG	7/17/13	(604)
USD	136,264	EUR	104,295	Deutsche Bank AG	7/17/13	498
USD	66,865	EUR	51,000	JPMorgan Chase Bank N.A.	7/17/13	476
USD	208,626	EUR	159,293	UBS AG	7/17/13	1,267
USD	111,651	GBP	73,000	Bank of America N.A.	7/17/13	636
USD	34,381	GBP	22,000	Bank of America N.A.	7/17/13	924
USD	320,374	GBP	209,000	Bank of America N.A.	7/17/13	2,536
USD	2,107,626	GBP	1,369,193	Bank of America N.A.	7/17/13	25,420
USD	177,699	GBP	113,000	BNP Paribas S.A.	7/17/13	5,854
USD	135,051	GBP	89,000	Citibank N.A.	7/17/13	(296)
USD	19,271	GBP	12,387	Citibank N.A.	7/17/13	433
USD	64,503	GBP	41,256	Citibank N.A.	7/17/13	1,763
USD	81,044	GBP	51,813	Citibank N.A.	7/17/13	2,249
USD	90,992	GBP	60,000	Deutsche Bank AG	7/17/13	(253)
USD	206,863	GBP	134,000	Royal Bank of Scotland PLC	7/17/13	3,082
USD	232,447	GBP	152,675	UBS AG	7/17/13	266
USD	171,201	JPY	16,557,000	Bank of America N.A.	7/17/13	4,250
USD	148,011	JPY	13,937,000	BNP Paribas S.A.	7/17/13	7,479
USD	72,230	JPY	7,164,741	Citibank N.A.	7/17/13	(15)
USD	2,890,026	JPY	286,613,161	Citibank N.A.	7/17/13	(12)
USD	62,473	JPY	6,187,115	Citibank N.A.	7/17/13	86

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	104,213	JPY	10,292,528	Citibank N.A.	7/17/13	$429
USD	323,344	JPY	31,626,974	Citibank N.A.	7/17/13	4,436
USD	137,840	JPY	13,073,666	Citibank N.A.	7/17/13	6,013
USD	105,000	JPY	10,429,755	Deutsche Bank AG	7/17/13	(167)
USD	45,906	JPY	4,535,000	Royal Bank of Scotland PLC	7/17/13	178
USD	326,628	JPY	32,245,000	Royal Bank of Scotland PLC	7/17/13	1,488
USD	85,581	JPY	8,365,560	UBS AG	7/17/13	1,227
USD	656,855	JPY	64,906,906	UBS AG	7/17/13	2,372
USD	290,973	JPY	28,564,000	UBS AG	7/17/13	2,950
USD	262,226	JPY	25,695,481	UBS AG	7/17/13	3,127
USD	113,990	SEK	754,000	BNP Paribas S.A.	7/17/13	1,607
USD	168,705	SEK	1,113,000	BNP Paribas S.A.	7/17/13	2,813
USD	70,392	SEK	463,000	Royal Bank of Scotland PLC	7/17/13	1,382
USD	90,944	SEK	595,000	The Bank of New York Mellon	7/17/13	2,259
ZAR	3,760,521	USD	417,819	Royal Bank of Scotland PLC	7/17/13	(38,479)
Total						$(164,063)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	9

Schedule of Investments (concluded)	BlackRock Global Opportunities V.I. Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$253,561	—	$253,561
Belgium	—	428,736	—	428,736
British Virgin Islands	$245,030	—	—	245,030
France	—	1,777,749	—	1,777,749
Hong Kong	217,800	552,746	—	770,546
India	—	280,910	—	280,910
Indonesia	—	706,104	—	706,104
Ireland	233,626	—	—	233,626
Italy	—	1,241,447	—	1,241,447
Japan	—	5,261,915	—	5,261,915
Mexico	247,656	—	—	247,656
Netherlands	—	504,475	—	504,475
Nigeria	130,913	—	—	130,913
Russia	348,662	—	—	348,662
Spain	—	250,943	—	250,943
Sweden	—	937,886	—	937,886
Switzerland	—	2,443,707	—	2,443,707
Taiwan	—	265,158	—	265,158
United Kingdom	1,717,987	4,141,300	—	5,859,287
United States	21,357,781	—	—	21,357,781
Warrants	—	—	—	—
Short-Term Securities	417,274	176,717	—	593,991
Total	$24,916,729	$19,223,354	—	$44,140,083

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$213,146	—	$213,146
Liabilities:
Foreign currency exchange contracts	$(8,823)	(368,386)	—	(377,209)
Total	$(8,823)	$(155,240)	—	$(164,063)

[1] Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$130,100	—	—	$130,100
Liabilities:
Bank overdraft		$(90,370)	—	(90,370)
Collateral on securities loaned at value	—	(176,717)	—	(176,717)
Total	$130,100	$(267,087)	—	$(136,987)

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)	BlackRock Global Opportunities V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $179,484) (cost — $39,257,999)	$43,546,092
Investments at value — affiliated (cost — $593,991)	593,991
Foreign currency at value (cost — $132,220)	130,100
Investments sold receivable	1,110,647
Unrealized appreciation on foreign currency exchange contracts	213,146
Dividends receivable — unaffiliated	72,936
Dividends receivable — affiliated	14
Receivable from Manager	6,546
Securities lending income receivable — affiliated	362
Prepaid expenses	503

Total assets	45,674,337

Liabilities
Bank overdraft	90,370
Collateral on securities loaned at value	176,717
Investments purchased payable	1,122,120
Unrealized depreciation on foreign currency exchange contracts	377,209
Investment advisory fees payable	27,564
Capital shares redeemed payable	26,372
Officer’s and Directors’ fees payable	1,136
Other affiliates payable	305
Distribution fees payable	222
Other accrued expenses payable	47,184

Total liabilities	1,869,199

Net Assets	$43,805,138

Net Assets Consist of
Paid-in capital	$44,164,040
Undistributed net investment income	327,835
Accumulated net realized loss	(4,818,198)
Net unrealized appreciation/depreciation	4,131,461

Net Assets	$43,805,138

Net Asset Value
Class I — Based on net assets of $42,685,199 and 2,814,554 shares outstanding, 100 million shares authorized, $0.10 par value	$15.17

Class III — Based on net assets of $1,119,939 and 74,132 shares outstanding, 100 million shares authorized, $0.10 par value	$15.11

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	11

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)	BlackRock Global Opportunities V.I. Fund

Investment Income
Dividends — unaffiliated	$520,053
Dividends — affiliated	192
Securities lending — affiliated — net	1,198
Foreign taxes withheld	(36,964)

Total income	484,479

Expenses
Investment advisory	168,479
Distribution — Class III	1,375
Transfer agent — Class I	45,101
Transfer agent — Class III	1,126
Professional	37,453
Custodian	19,380
Accounting services	8,515
Officer and Directors	8,108
Printing	4,929
Miscellaneous	4,289

Total expenses	298,755
Less fees waived by manager	(160)
Less transfer agent fees reimbursed — Class I	(42,003)
Less transfer agent fees reimbursed — Class III	(1,048)

Total expenses after fees waived and reimbursed	255,544

Net investment income	228,935

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,400,389
Litigation proceeds	75,691
Foreign currency transactions	(3,927)

3,472,153

Net change in unrealized appreciation/depreciation on:
Investments	209,569
Foreign currency translations	38,434

248,003

Total realized and unrealized gain	3,720,156

Net Increase in Net Assets Resulting from Operations	$3,949,091

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Statements of Changes in Net Assets

	BlackRock Global Opportunities V.I. Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$228,935	$598,747
Net realized gain (loss)	3,472,153	(206,845)
Net change in unrealized appreciation/depreciation	248,003	5,625,486

Net increase in net assets resulting from operations	3,949,091	6,017,388

Dividends to Shareholders From
Net investment income:
Class I	—	(458,008)[1]
Class III	—	(8,503)[1]

Decrease in net assets resulting from dividends to shareholders	—	(466,511)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(4,296,914)	(5,848,683)

Net Assets
Total decrease in net assets	(347,823)	(297,806)
Beginning of period	44,152,961	44,450,767

End of period	$43,805,138	$44,152,961

Undistributed net investment income	$327,835	$98,900

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	13

Financial Highlights	BlackRock Global Opportunities V.I. Fund

	Class I
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$13.89	$12.26	$14.17	$12.84	$9.69	$18.02

Net investment income[1]	0.02	0.18	0.14	0.13	0.11	0.13
Net realized and unrealized gain (loss)	1.26	1.60	(1.89)	1.31	3.34	(8.41)

Net increase (decrease) from investment operations	1.28	1.78	(1.75)	1.44	3.45	(8.28)

Dividends from net investment income	—	(0.15)[2]	(0.16)[2]	(0.11)[2]	(0.30)[2]	(0.05)[2]

Net asset value, end of period	$15.17	$13.89	$12.26	$14.17	$12.84	$9.69

Total Investment Return[3]
Based on net asset value	9.22%[4,5]	14.53%	(12.39)%	11.23%	35.65%	(45.93)%

Ratios to Average Net Assets
Total expenses	1.32%[6]	1.19%	1.09%	1.05%	1.11%	0.99%

Total expenses after fees waived and reimbursed	1.13%[6]	1.06%	1.09%	1.04%	1.11%	0.99%

Net investment income	1.02%[6]	1.36%	1.04%	1.05%	1.02%	0.88%

Supplemental Data
Net assets, end of period (000)	$42,685	$43,102	$43,381	$56,934	$61,030	$47,267

Portfolio turnover	71%	139%	119%	136%	218%	131%

	Class III
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,				Period June 23, 2008[7] to December 31, 2008
		2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$13.86	$12.23	$14.12	$12.80	$9.68	$15.76

Net investment income[1]	0.04	0.14	0.11	0.10	0.06	0.02
Net realized and unrealized gain (loss)	1.21	1.60	(1.88)	1.30	3.36	(6.06)

Net increase (decrease) from investment operations	1.25	1.74	(1.77)	1.40	3.42	(6.04)

Dividends from net investment income	—	(0.11)[2]	(0.12)[2]	(0.08)[2]	(0.30)[2]	(0.04)[2]

Net asset value, end of period	$15.11	$13.86	$12.23	$14.12	$12.80	$9.68

Total Investment Return[3]
Based on net asset value	9.02%[4,8]	14.28%	(12.53)%	10.93%	35.38%	(38.29)%[4]

Ratios to Average Net Assets
Total expenses	1.57%[6]	1.43%	1.35%	1.29%	1.39%	1.36%[6]

Total expenses after fees waived and reimbursed	1.38%[6]	1.31%	1.35%	1.29%	1.39%	1.36%[6]

Net investment income	0.77%[6]	1.09%	0.78%	0.80%	0.48%	1.20%[6]

Supplemental Data
Net assets, end of period (000)	$1,120	$1,051	$1,070	$1,072	$928	$132

Portfolio turnover	71%	139%	119%	136%	218%	131%

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 9.07%.

[6]	Annualized.

[7]	Recommencement of operations.

[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.87%.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (Unaudited)	BlackRock Global Opportunities V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Global Opportunities V.I. Fund (the “Fund”). Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares also bear certain expenses related to the distribution of such shares.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

The Fund values its investment in BlackRock Liquidity Series LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	15

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

The following table is a summary of the Fund’s open securities lending agreements by counterparty which are subject to offset under a MSLA as of June 30, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Deutsche Bank Securities, Inc.	$179,484	$(176,717)	$2,767

[1]

Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $176,717 has been received in connection with securities lending transactions.

[2]

The market value of the loaned securities is determined as of June 30, 2013. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2013
	Derivative Assets
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts.	Unrealized appreciation on foreign currency exchange contracts	$213,146

	Derivative Liabilities
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts.	Unrealized depreciation on foreign currency exchange contracts	$377,209

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended June 30, 2013
Net Realized Gain From
Foreign currency exchange contracts:
Foreign currency transactions	$10,450

Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency translations	$34,596
For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	48
Average number of contracts - US dollars sold	46
Average US dollar amounts purchased	$12,848,418
Average US dollar amounts sold	$11,241,337

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	17

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At June 30, 2013, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Foreign currency exchange contracts	$213,146	$377,209

Total derivative assets and liabilities in the Statement of Assets and Liabilities	213,146	377,209

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(76,404)	(55,574)

Total assets and liabilities subject to a MNA	$136,742	$321,635

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of June 30, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
BNP Paribas S.A.	$18,213	$(2,779)	—	—	$15,434
Citibank N.A.	86,284	(86,284)	—	—	—
Credit Suisse International	2,657	(2,657)	—	—	—
Deutsche Bank AG	17,517	(13,274)	—	—	4,243
JPMorgan Chase Bank N.A.	767	(767)	—	—	—
UBS AG	11,304	(11,304)	—	—	—

Total	$136,742	$(117,065)	—	—	$19,677

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of June 30, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
BNP Paribas S.A.	$2,779	$(2,779)	—	—	—
Citibank N.A.	96,643	(86,284)	—	—	$10,359
Credit Suisse International	9,109	(2,657)	—	—	6,452
Deutsche Bank AG	13,274	(13,274)	—	—	—
JPMorgan Chase Bank N.A.	847	(767)	—	—	80
UBS AG	198,983	(11,304)	—	—	187,679

Total	$321,635	$(117,065)	—	—	$204,570

[1]	Net amount represents the net amount receivable due to the counterparty in the event of default.
[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended June 30, 2013, the Fund reimbursed the Manager $181 for certain accounting services, which is included in as accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.00%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses which constitute extraordinary expenses not incurred in the ordinary course of the fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Company, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending

BLACROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	19

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending – affiliated – net in the Statement of Operations. For the six months ended June 30, 2013, BIM received $461 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2013, were $31,430,033 and $34,750,163, respectively.

7. Income Tax Information:

As of December 31, 2012, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2017	$7,590,088
No expiration date[1]	545,626

Total	$8,135,714

[1] Must be utilized prior to losses subject to expiration.

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$39,962,224

Gross unrealized appreciation	$4,864,770
Gross unrealized depreciation	(686,911)

Net unrealized appreciation	$4,177,859

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2013 .

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (concluded)	BlackRock Global Opportunities V.I. Fund

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including

Greece, Ireland, Italy, Portugal and Spain. As of June 30, 2013, these events have adversely affected the exchange rate of the Euro and may continue to spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments.

As of June 30, 2013, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Pharmaceuticals	8%
Insurance	7%
Internet Software & Services	6%
Food Products	5%
Capital Markets	5%
Other[1]	69%

[1]	All other industries held were each less than 5% of long-term investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	63,606	$960,670	123,600	$1,657,552
Shares issued in reinvestment of dividends	—	—	33,586	458,009
Shares redeemed	(351,066)	(5,231,809)	(593,424)	(7,803,483)

Net decrease	(287,460)	$(4,271,139)	(436,238)	$(5,687,922)

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class III
Shares sold	7,252	$106,696	9,297	$121,584
Shares issued in reinvestment of dividends	—	—	625	8,503
Shares redeemed	(8,944)	(132,471)	(21,558)	(290,848)

Net decrease	(1,692)	$(25,775)	(11,636)	$(160,761)
Total Net Decrease	(289,152)	$(4,296,914)	(447,874)	$(5,848,683)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	21

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACK ROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock High Yield V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2013	BlackRock High Yield V.I. Fund

Investment Objective

BlackRock High Yield V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2013, the Fund outperformed its benchmark, the Barclays US Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

•

The Fund’s exposure to select equity and preferred securities drove outperformance, as did an allocation to bank loans, which outperformed high yield bonds during the period. From a sector perspective, security selection in the automotive, technology and gaming sectors aided results.

•

Conversely, security selection in the metals and mining space had a negative impact on results, as did selection within the wireless sector. An underweight to retailers also hindered returns during the period. Despite the sector’s recent outperformance, the Fund continued to maintain a less favorable view on retailers.

Describe recent portfolio activity.

•

During the period, the Fund selectively participated in the high yield new-issue market, seeking higher-quality issuers that have demonstrated solid risk-reward profiles and stable fundamentals. Having begun 2013 with a riskier stance, the Fund took advantage of market strength during the period to gradually moderate its level of risk. The Fund reduced its equity beta (sensitivity to equity market movements) at a modest pace in the earlier part of the period and more avidly when the market correction began in mid-May. The Fund maintained its focus on income-generating securities with appealing risk-reward characteristics and attractive coupon rates. The Fund continued to favor companies operating in mature industries with stable fundamentals, consistent cash flows and good earnings visibility that are backed by profitable assets. While continuing to find value within the more income-oriented credits, during the period the Fund tactically added to select positions in equity and equity-like assets with compelling total return opportunities. Over the six-month period, the Fund increased exposure to the automotive, technology and pharmaceuticals sectors, while decreasing exposure within healthcare, independent energy and metals and mining.

Describe portfolio positioning at period end.

•

Relative to the Barclays US Corporate High Yield 2% Issuer Capped Index, the Fund ended the period underweight in higher-quality high yield debt, while it was overweight in middle-tier quality and select high-conviction lower-quality issues. From a sector perspective, the Fund was overweight in the consumer service (housing-related), automotive, and technology sectors. The Fund maintained a general underweight to names with less stability in their cash flow streams and/or challenged industry dynamics as recently seen in the banking and media non-cable segments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Credit Quality Allocations[1]	Percent of Corporate Bonds

A	1%
BBB/Baa	2
BB/Ba	34
B	49
CCC/Caa	12
Not Rated	2

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service ratings.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

BlackRock High Yield V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in non-investment grade bonds with maturities of ten years or less.

[2]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance related fees and expenses. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund that followed different investment objectives and investment strategies under the name “BlackRock High Income V.I. Fund. The returns for Class III Shares, prior to February 15, 2012, the recommencement of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[3]

This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended June 30, 2013
				Average Annual Total Returns
	Standardized 30-Day Yields[5]	Unsubsidized 30-Day Yields[5]	6-Month Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]
Class I4	5.71%	5.57%	1.86%	9.99%	9.26%		8.10%
Class III[4]	5.47	5.14	1.74	9.74	8.99	[7]	7.83	[7]
Barclays US Corporate High Yield 2% Issuer Capped Index.	—	—	1.42	9.49	11.00		8.90

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares, prior to February 15, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,018.60	$3.75	$1,000.00	$1,021.08	$3.76	0.75%
Class III	$1,000.00	$1,017.40	$4.95	$1,000.00	$1,019.89	$4.96	0.99%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	3

Disclosure of Expenses	BlackRock High Yield V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components — 0.3%
Delphi Automotive PLC (a)	3,937	$199,567
The Goodyear Tire & Rubber Co. (a)	14,580	222,928

		422,495
Automobiles — 1.3%
General Motors Co. (a)	51,730	1,723,126
Biotechnology — 0.1%
Elan Corp. PLC — ADR (a)	8,815	124,644
Ironwood Pharmaceuticals, Inc. (a)	3,115	30,994

		155,638
Capital Markets — 1.4%
American Capital Ltd. (a)	153,698	1,947,354
Chemicals — 0.3%
ADA-ES, Inc. (a)	822	34,623
Huntsman Corp.	19,598	324,543

		359,166
Commercial Banks — 0.3%
CIT Group, Inc. (a)	8,273	385,770
Diversified Telecommunication Services — 0.1%
Broadview Networks Holdings, Inc. (a)	13,812	87,016
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	33,870	—
Hotels, Restaurants & Leisure — 0.5%
Caesars Entertainment Corp. (a)	19,915	272,835
Travelport Worldwide Ltd. (a)	540,149	419,696

		692,531
Household Durables — 0.1%
MDC Holdings, Inc.	1,284	41,743
Meritage Homes Corp. (a)	1,455	63,089
PulteGroup, Inc. (a)	2,567	48,696

		153,528
Insurance — 0.5%
American International Group, Inc. (a)	16,511	738,042
Media — 0.2%
Cablevision Systems Corp., Class A	19,581	329,352
Paper & Forest Products — 0.9%
Ainsworth Lumber Co. Ltd. (a)	126,098	473,602
Ainsworth Lumber Co. Ltd. (a)	84,634	257,515
Ainsworth Lumber Co. Ltd. (a)(b)	59,550	181,192
NewPage Corp. (a)	3,668	330,120

		1,242,429
Semiconductors & Semiconductor Equipment — 0.0%
Freescale Semiconductor Ltd. (a)	1,910	25,880
Software — 0.0%
Bankruptcy Management Solutions, Inc. (a)	271	—
Trading Companies & Distributors — 0.1%
HD Supply Holdings, Inc. (a)	9,100	170,989
Wireless Telecommunication Services — 0.5%
Crown Castle International Corp. (a)	4,122	298,392

Common Stocks	Shares	Value
Wireless Telecommunication Services (concluded)
SBA Communications Corp., Class A (a)	4,122	$305,523

		603,915
Total Common Stocks — 6.6%		9,037,231

Corporate Bonds	Par (000)
Advertising — 0.2%
Affinion Group, Inc., 7.88%, 12/15/18	USD	211	159,305
Checkout Holding Corp., 10.60%, 11/15/15 (b)(c)		198	154,935

			314,240
Aerospace & Defense — 0.9%
Bombardier, Inc., 4.25%, 1/15/16 (b)		265	270,963
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18		45	48,094
7.13%, 3/15/21		210	225,750
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		264	282,480
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (b)		100	102,656
Sequa Corp., 7.00%, 12/15/17 (b)		255	252,450

			1,182,393
Airlines — 1.0%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23		295	313,263
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		365	368,650
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18		54	59,850
National Air Cargo Group, Inc.:
12.38%, 8/16/15		165	165,130
12.38%, 8/16/15		163	162,988
U.S. Airways Pass-Through Trust, Series 2012-2, Class B, 6.75%, 12/03/22		140	145,600
US Airways Group, Inc., 6.13%, 6/01/18		170	160,650

			1,376,131
Auto Components — 1.0%
AA Bond Co. Ltd., 9.50%, 7/31/19	GBP	100	157,609
Continental Rubber of America Corp., 4.50%, 9/15/19 (b)	USD	150	154,451
Delphi Corp., 6.13%, 5/15/21		25	27,250
GKN Holdings PLC, 5.38%, 9/19/22	GBP	100	152,043
Icahn Enterprises LP, 4.00%, 8/15/13 (b)(d)(e)	USD	155	155,234
IDQ Holdings, Inc., 11.50%, 4/01/17 (b)		215	235,425
Schaeffler Finance BV, 4.25%, 5/15/18	EUR	104	132,663
Servus Luxembourg Holding SCA, 7.75%, 6/15/18		110	140,675
Titan International, Inc., 7.88%, 10/01/17 (b)	USD	170	178,500

			1,333,850
Automobiles — 0.4%
Jaguar Land Rover Automotive PLC:
8.25%, 3/15/20	GBP	248	409,260
5.63%, 2/01/23 (b)	USD	150	145,500

			554,760

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	CAD Canadian Dollar EUR Euro FKA Formerly Known As	GBP British Pound USD US Dollar

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	5

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Beverages — 0.0%
Constellation Brands, Inc., 7.25%, 5/15/17	USD	8	$9,100
Building Products — 1.2%
Builders FirstSource, Inc., 7.63%, 6/01/21 (b)		209	202,207
Building Materials Corp. of America:
7.00%, 2/15/20 (b)		160	170,400
6.75%, 5/01/21 (b)		245	260,313
Buzzi Unicem SpA, 6.25%, 9/28/18	EUR	100	137,427
HeidelbergCement Finance Luxembourg SA, 7.50%, 4/03/20		29	44,070
Interline Brands, Inc., 7.50%, 11/15/18	USD	120	126,000
The Ryland Group, Inc., 6.63%, 5/01/20		195	204,750
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	156	216,559
USG Corp., 9.75%, 1/15/18	USD	230	261,050

			1,622,776
Capital Markets — 0.2%
E*Trade Financial Corp.:
1.83%, 8/31/19 (b)(c)(d)		172	211,453
Series A, 1.83%, 8/31/19 (c)(d)		3	3,688
GETCO Financing Escrow LLC, 8.25%, 6/15/18 (b)		85	80,325

			295,466
Chemicals — 2.4%
Ashland, Inc., 3.88%, 4/15/18 (b)		155	153,450
Axiall Corp., 4.88%, 5/15/23 (b)		37	35,150
Celanese U.S. Holdings LLC, 5.88%, 6/15/21		186	197,160
Eagle Spinco, Inc., 4.63%, 2/15/21 (b)		145	139,200
Huntsman International LLC:
8.63%, 3/15/20		25	27,187
4.88%, 11/15/20		179	176,763
8.63%, 3/15/21		110	120,725
INEOS Finance PLC, 7.50%, 5/01/20 (b)		105	111,563
INEOS Group Holdings SA, 6.50%, 8/15/18	EUR	200	249,015
Kraton Polymers LLC/Kraton Polymers Capital Corp., 6.75%, 3/01/19	USD	60	60,600
Momentive Performance Materials, Inc., 8.88%, 10/15/20		185	193,325
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18		45	44,775
Nufarm Australia Ltd., 6.38%, 10/15/19 (b)		120	119,700
Orion Engineered Carbons Bondco GmbH, 9.63%, 6/15/18 (b)		200	216,500
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (b)		90	88,200
PolyOne Corp., 7.38%, 9/15/20		100	108,000
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (b)		200	200,000
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		307	308,535
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19 (b)		222	212,010
Tronox Finance LLC, 6.38%, 8/15/20 (b)		143	134,777
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV, 7.38%, 5/01/21 (b)		343	349,860

			3,246,495
Commercial Banks — 0.5%
CIT Group, Inc.:
5.25%, 3/15/18		260	267,150
6.63%, 4/01/18 (b)		55	59,400
5.50%, 2/15/19 (b)		286	295,295

			621,845
Commercial Services & Supplies — 4.7%
ACCO Brands Corp., 6.75%, 4/30/20		22	22,138

Corporate Bonds	Par (000)		Value
Commercial Services & Supplies (concluded)
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (b)	USD	92	$93,840
Algeco Scotsman Global Finance PLC, 9.00%, 10/15/18	EUR	120	157,400
ARAMARK Corp., 5.75%, 3/15/20 (b)	USD	267	273,007
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)		250	263,289
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)		12	12,840
Casella Waste Systems, Inc., 7.75%, 2/15/19		27	25,650
Ceridian Corp.:
11.25%, 11/15/15		65	65,894
8.88%, 7/15/19 (b)		560	622,300
11.00%, 3/15/21 (b)		529	584,545
Covanta Holding Corp., 6.38%, 10/01/22		105	106,113
HD Supply, Inc.:
8.13%, 4/15/19		588	643,860
11.00%, 4/15/20		956	1,113,740
7.50%, 7/15/20 (b)		747	756,337
Igloo Holdings Corp., 8.25%, 12/15/17 (b)(f)		162	165,240
IVS Group, 7.13%, 4/01/20	EUR	115	143,701
Laureate Education, Inc., 9.25%, 9/01/19 (b)	USD	345	369,150
Mobile Mini, Inc., 7.88%, 12/01/20		155	166,625
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (b)		200	196,000
Tervita Corp., 8.00%, 11/15/18 (b)		197	197,985
TransUnion LLC/TransUnion Financing Corp., 11.38%, 6/15/18		33	36,547
Verisure Holding AB:
8.75%, 9/01/18	EUR	100	139,927
Series B, 8.75%, 12/01/18		100	134,720
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)	USD	202	209,070

			6,499,918
Communications Equipment — 0.1%
Alcatel-Lucent USA, Inc.:
6.50%, 1/15/28		30	22,500
6.45%, 3/15/29		103	78,023

			100,523
Computers & Peripherals — 0.3%
EMC Corp., Series B, 1.75%, 12/01/13 (d)		106	156,615
SanDisk Corp., 1.50%, 8/15/17 (d)		155	206,634

			363,249
Construction & Engineering — 0.2%
Texas Industries, Inc., 9.25%, 8/15/20		123	132,533
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23 (b)		84	82,530

			215,063
Containers & Packaging — 1.5%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.:
7.38%, 10/15/17	EUR	100	136,347
9.13%, 10/15/20 (b)	USD	200	212,250
7.00%, 11/15/20 (b)		260	250,575
4.88%, 11/15/22 (b)		200	187,000
5.00%, 11/15/22	EUR	120	149,168
Berry Plastics Corp., 9.75%, 1/15/21	USD	70	79,100
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		253	268,180
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23 (b)		60	56,550
Graphic Packaging International, Inc.:
7.88%, 10/01/18		105	113,400
4.75%, 4/15/21		117	113,197

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Containers & Packaging (concluded)
Greif, Inc., 7.75%, 8/01/19	USD	69	$79,005
OI European Group BV, 4.88%, 3/31/21	EUR	107	137,187
Sealed Air Corp., 6.50%, 12/01/20 (b)	USD	125	131,875
Tekni-Plex, Inc., 9.75%, 6/01/19 (b)		112	119,000

			2,032,834
Distributors — 0.0%
VWR Funding, Inc., 7.25%, 9/15/17		25	25,875
Diversified Consumer Services — 0.1%
Service Corp. International, 5.38%, 1/15/22 (b)		52	51,870
ServiceMaster Co., 8.00%, 2/15/20		100	99,750

			151,620
Diversified Financial Services — 3.1%
Air Lease Corp., 4.50%, 1/15/16		310	311,550
Ally Financial, Inc.:
8.00%, 11/01/31 (g)		823	989,657
8.00%, 11/01/31		266	317,870
Bank of America Corp.:
8.00% (e)(h)		100	111,375
5.20%, 12/29/49 (e)		188	176,720
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75%, 2/15/18 (b)		125	125,625
CNG Holdings, Inc., 9.38%, 5/15/20 (b)		105	100,800
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust:
Series 2012-1, Class A, 5.13%, 11/30/24 (b)		533	533,323
Series 2012-1, Class B, 6.50%, 5/30/21 (b)		276	281,117
EC Finance PLC, 9.75%, 8/01/17	EUR	123	172,542
General Motors Financial Co., Inc.:
6.75%, 6/01/18	USD	183	199,013
4.25%, 5/15/23 (b)		171	159,244
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		430	451,500
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)		200	194,000
Nuveen Investments, Inc., 9.13%, 10/15/17 (b)		149	149,373

			4,273,709
Diversified Telecommunication Services — 3.6%
Avaya, Inc.:
7.00%, 4/01/19 (b)		140	126,350
10.50%, 3/01/21 (b)		384	290,880
Broadview Networks Holdings, Inc., 10.50%, 11/15/17		213	211,437
CenturyLink, Inc., 5.63%, 4/01/20		259	261,590
CommScope Holding Co., Inc., 6.63%, 6/01/20 (b)(f)		245	233,975
Consolidated Communications Finance Co., 10.88%, 6/01/20		175	197,750
Intelsat Jackson Holdings SA, 5.50%, 8/01/23 (b)		513	482,220
Intelsat Luxembourg SA, 6.75%, 6/01/18 (b)		485	488,637
Level 3 Communications, Inc.:
6.50%, 10/01/16 (d)		155	211,478
8.88%, 6/01/19		170	176,800
Level 3 Financing, Inc.:
8.13%, 7/01/19		287	301,350
7.00%, 6/01/20		221	220,447
8.63%, 7/15/20		265	282,225
ProtoStar I Ltd., 18.00%, 10/15/13 (a)(b)(d)(i)		599	300
Sprint Capital Corp., 6.88%, 11/15/28		404	387,840
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	200	261,630

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (concluded)
6.75%, 8/15/24	EUR	210	$276,871
TW Telecom Holdings, Inc., 5.38%, 10/01/22	USD	155	153,837
Windstream Corp.:
7.88%, 11/01/17		190	208,525
7.75%, 10/15/20		69	71,415
6.38%, 8/01/23		106	99,110

			4,944,667
Electric Utilities — 2.0%
DPL, Inc.:
6.50%, 10/15/16		83	86,735
7.25%, 10/15/21		222	229,770
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
6.88%, 8/15/17 (b)		160	162,400
11.25%, 12/01/18 (b)(f)		369	311,590
10.00%, 12/01/20		724	792,780
10.00%, 12/01/20 (b)		325	355,063
12.25%, 3/01/22 (b)		565	624,325
FPL Energy National Wind Portfolio LLC, 6.13%, 3/25/19 (b)		168	129,436

			2,692,099
Electrical Equipment — 0.3%
General Cable Corp., 5.75%, 10/01/22 (b)		270	267,300
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	105	135,306

			402,606
Electronic Equipment, Instruments & Components — 0.2%
Belden, Inc.:
5.50%, 9/01/22 (b)	USD	190	186,675
5.50%, 4/15/23	EUR	100	125,934

			312,609
Energy Equipment & Services — 1.8%
Atwood Oceanics, Inc., 6.50%, 2/01/20	USD	247	256,263
Cie Generale de Geophysique — Veritas, 7.75%, 5/15/17		390	395,850
Gulfmark Offshore, Inc., 6.38%, 3/15/22		80	79,400
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		160	160,800
Key Energy Services, Inc., 6.75%, 3/01/21		75	72,000
Oil States International, Inc.:
6.50%, 6/01/19		371	383,985
5.13%, 1/15/23 (b)		58	60,755
Pacific Drilling SA, 5.38%, 6/01/20 (b)		210	196,350
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)		300	326,250
Seadrill Ltd., 5.63%, 9/15/17 (b)		474	466,890

			2,398,543
Food & Staples Retailing — 0.5%
Co-operative Group Holdings:
5.63%, 7/08/20 (j)	GBP	100	139,928
6.25%, 7/08/26 (j)		100	138,407
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 4.88%, 5/01/21 (b)	USD	203	193,865
Rite Aid Corp.:
9.25%, 3/15/20		140	154,525
6.75%, 6/15/21 (b)		123	120,847

			747,572
Food Products — 0.6%
Bakkavor Finance 2 PLC:
8.25%, 2/15/18	GBP	205	311,017
8.75%, 6/15/20		100	152,856
Del Monte Corp., 7.63%, 2/15/19	USD	19	19,523

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	7

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Food Products (concluded)
JBS USA LLC/JBS USA Finance, Inc., 11.63%, 5/01/14	USD	50	$52,750
Post Holdings, Inc., 7.38%, 2/15/22		218	233,260

			769,406
Health Care Equipment & Supplies — 1.1%
Alere, Inc., 6.50%, 6/15/20 (b)		21	20,370
Biomet, Inc.:
6.50%, 8/01/20		256	263,840
6.50%, 10/01/20		391	390,023
DJO Finance LLC/DJO Finance Corp.:
8.75%, 3/15/18		114	123,120
9.88%, 4/15/18		145	151,525
Hologic, Inc., 6.25%, 8/01/20		34	35,254
Kinetic Concepts, Inc./KCI USA, Inc.:
10.50%, 11/01/18		130	139,750
12.50%, 11/01/19		175	180,250
Ontex IV SA:
7.50%, 4/15/18	EUR	100	133,874
9.00%, 4/15/19		100	130,620

			1,568,626
Health Care Providers & Services — 3.5%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19	USD	285	304,237
Care UK Health & Social Care PLC, 9.75%, 8/01/17	GBP	65	100,345
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18	USD	151	153,265
8.00%, 11/15/19		257	273,384
7.13%, 7/15/20		165	169,950
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22		129	128,677
Fresenius Medical Care US Finance, Inc., 6.88%, 7/15/17		230	251,275
HCA Holdings, Inc., 6.25%, 2/15/21		118	120,360
HCA, Inc.:
6.50%, 2/15/20		564	610,177
7.88%, 2/15/20		55	59,228
7.25%, 9/15/20		170	182,537
5.88%, 3/15/22		85	87,231
4.75%, 5/01/23		156	149,370
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		103	103,966
INC Research LLC, 11.50%, 7/15/19 (b)		183	196,725
Omnicare, Inc., 7.75%, 6/01/20		240	262,800
Priory Group No. 3 PLC, 7.00%, 2/15/18	GBP	194	298,017
Symbion, Inc., 8.00%, 6/15/16	USD	180	187,200
Teleflex, Inc., 6.88%, 6/01/19		155	163,525
Tenet Healthcare Corp.:
6.25%, 11/01/18		371	390,477
6.75%, 2/01/20		170	164,900
4.50%, 4/01/21 (b)		90	83,925
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.75%, 2/01/19		160	169,600
Voyage Care Bondco PLC, 6.50%, 8/01/18	GBP	100	152,856

			4,764,027
Hotels, Restaurants & Leisure — 2.5%
Brunswick Corp., 4.63%, 5/15/21 (b)	USD	140	136,500
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	200	261,891
Diamond Resorts Corp., 12.00%, 8/15/18	USD	460	503,700
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	200	321,227
HRP Myrtle Beach Operations LLC/HRP Myrtle Beach Capital Corp., 0.00%, 4/01/13 (a)(b)(i)	USD	750	—

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
Isle of Capri Casinos, Inc.:
7.75%, 3/15/19	USD	15	$15,787
5.88%, 3/15/21		67	63,985
MGM Resorts International:
7.50%, 6/01/16		82	89,380
7.63%, 1/15/17		28	30,590
8.63%, 2/01/19		10	11,300
6.75%, 10/01/20		18	18,630
MTR Gaming Group, Inc., 11.50%, 8/01/19 (f)		80	84,018
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)		260	278,200
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)		315	303,975
Station Casinos LLC, 7.50%, 3/01/21 (b)		503	508,030
Sterling Entertainment Enterprises LLC, 9.75%, 11/25/19		475	475,000
Travelport LLC/Travelport Holdings, Inc.:
6.40%, 3/01/16 (b)(e)		72	67,417
13.88%, 3/01/16 (b)(f)		224	228,784
11.88%, 9/01/16 (b)		16	15,141
Waterford Gaming LLC/Waterford Gaming Financial Corp., 8.63%, 9/15/14 (b)		255	57,386

			3,470,941
Household Durables — 1.7%
Beazer Homes USA, Inc., 6.63%, 4/15/18		210	222,863
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (b)		225	226,687
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (b)		138	135,413
D.R. Horton, Inc., 4.38%, 9/15/22		195	185,250
Jarden Corp., 7.50%, 5/01/17		75	82,219
K. Hovnanian Enterprises, Inc.:
7.25%, 10/15/20 (b)		278	299,545
9.13%, 11/15/20 (b)		40	43,800
KB Home, 7.50%, 9/15/22		56	60,060
PulteGroup, Inc., 6.38%, 5/15/33		30	28,050
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		595	635,163
Standard Pacific Corp., 8.38%, 1/15/21		230	262,200
William Lyon Homes, Inc., 8.50%, 11/15/20 (b)		160	174,000

			2,355,250
Household Products — 1.5%
Libbey Glass, Inc., 6.88%, 5/15/20		45	47,081
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
7.13%, 4/15/19		225	237,656
9.00%, 4/15/19		200	206,500
7.88%, 8/15/19		170	185,300
9.88%, 8/15/19		100	107,000
6.88%, 2/15/21		145	152,250
5.75%, 10/15/20		465	468,487
Spectrum Brands Escrow Corp., 6.38%, 11/15/20 (b)		265	277,587
Spectrum Brands, Inc., 9.50%, 6/15/18		256	280,320
Zobele Holding SpA, 7.88%, 2/01/18	EUR	100	130,490

			2,092,671
Independent Power Producers & Energy Traders — 0.8%
Calpine Corp., 7.50%, 2/15/21 (b)	USD	50	53,375
Dynegy, Inc., 5.88%, 6/01/23 (b)		156	141,960
GenOn REMA LLC, Series B, 9.24%, 7/02/17		40	41,164
Mirant Mid Atlantic Pass-Through Trust:
Series B, 9.13%, 6/30/17		155	171,034

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Independent Power Producers & Energy Traders (concluded)
Series C, 10.06%, 12/30/28	USD	102	$113,554
NRG Energy, Inc.:
7.63%, 1/15/18		232	248,240
8.25%, 9/01/20		235	253,213
6.63%, 3/15/23 (b)		24	24,000

			1,046,540
Insurance — 0.4%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (b)		236	237,180
CNO Financial Group, Inc., 6.38%, 10/01/20 (b)		95	100,938
MGIC Investment Corp., 2.00%, 4/01/20 (d)		26	29,445
Radian Group, Inc.:
3.00%, 11/15/17 (d)		31	38,750
2.25%, 3/01/19 (d)		72	91,845

			498,158
Internet Software & Services — 0.7%
IAC/InterActiveCorp., 4.75%, 12/15/22 (b)		129	121,905
VeriSign, Inc., 4.63%, 5/01/23 (b)		140	135,800
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		215	233,275
10.13%, 7/01/20		470	521,700

			1,012,680
IT Services — 0.6%
APX Group, Inc.:
6.38%, 12/01/19 (b)		303	287,850
8.75%, 12/01/20 (b)		401	381,953
WEX, Inc., 4.75%, 2/01/23 (b)		128	120,960

			790,763
Life Sciences Tools & Services — 0.1%
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (b)		185	204,425
Machinery — 0.8%
Boart Longyear Management Pty Ltd., 7.00%, 4/01/21 (b)		100	94,250
DH Services Luxembourg S.a.r.l, 7.75%, 12/15/20 (b)		51	53,295
Jack Cooper Holdings Corp., 9.25%, 6/01/20 (b)		355	355,000
The Manitowoc Co., Inc., 5.88%, 10/15/22		185	185,925
Navistar International Corp., 8.25%, 11/01/21		143	140,497
SPX Corp., 6.88%, 9/01/17		90	97,200
Terex Corp., 6.00%, 5/15/21		190	189,525

			1,115,692
Media — 5.8%
AMC Networks, Inc.:
7.75%, 7/15/21		205	223,963
4.75%, 12/15/22		101	97,465
Cablevision Systems Corp., 5.88%, 9/15/22		295	285,413
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		155	147,250
5.13%, 2/15/23		300	281,250
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (b)		230	169,050
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (b)		220	206,800
Cinemark USA, Inc., 5.13%, 12/15/22		84	81,060
Clear Channel Communications, Inc.:
9.00%, 12/15/19 (b)		271	262,870
9.00%, 3/01/21		444	421,800
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22 (b)		326	335,780

Corporate Bonds	Par (000)		Value
Media (concluded)
6.50%, 11/15/22 (b)	USD	241	$247,025
Series B, 7.63%, 3/15/20		240	248,400
DISH DBS Corp.:
4.25%, 4/01/18 (b)		275	269,500
5.13%, 5/01/20 (b)		346	339,080
5.88%, 7/15/22		355	360,325
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (b)		170	183,600
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)		180	190,800
Lynx I Corp., 6.00%, 4/15/21	GBP	540	814,370
The McClatchy Co., 9.00%, 12/15/22 (b)	USD	150	157,500
MDC Partners, Inc., 6.75%, 4/01/20 (b)		85	84,787
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		213	211,403
Nara Cable Funding Ltd., 8.88%, 12/01/18	EUR	100	135,696
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (b)	USD	82	82,000
Regal Entertainment Group, 5.75%, 2/01/25		39	37,050
Sirius XM Radio, Inc.:
4.25%, 5/15/20 (b)		177	166,380
4.63%, 5/15/23 (b)		87	80,475
Truven Health Analytics, Inc., 10.63%, 6/01/20 (b)		180	198,000
Unitymedia Hessen GmbH & Co. KG, 7.50%, 3/15/19		680	715,700
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (b)		200	189,000
Univision Communications, Inc.:
8.50%, 5/15/21 (b)		139	147,687
6.75%, 9/15/22 (b)		139	145,950
5.13%, 5/15/23 (b)		242	228,690
WMG Acquisition Corp., 11.50%, 10/01/18		207	237,015

			7,983,134
Metals & Mining — 2.9%
ArcelorMittal:
9.50%, 2/15/15		184	201,020
4.25%, 2/25/15		108	108,810
4.25%, 8/05/15		280	282,800
4.25%, 3/01/16		129	129,645
5.00%, 2/25/17		204	206,550
6.13%, 6/01/18		122	125,660
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	130	170,906
FMG Resources August 2006 Pty Ltd.:
6.38%, 2/01/16 (b)	USD	245	244,694
6.00%, 4/01/17 (b)		188	182,830
Global Brass and Copper, Inc., 9.50%, 6/01/19 (b)		155	165,850
Goldcorp, Inc., 2.00%, 8/01/14 (d)		280	282,975
Kaiser Aluminum Corp., 8.25%, 6/01/20		115	127,363
New Gold, Inc., 7.00%, 4/15/20 (b)		75	75,750
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (d)		195	196,950
Novelis, Inc., 8.75%, 12/15/20		860	922,350
Steel Dynamics, Inc., 6.38%, 8/15/22 (b)		125	131,875
Taseko Mines Ltd., 7.75%, 4/15/19		250	246,875
Vedanta Resources PLC, 8.25%, 6/07/21 (b)		200	201,500

			4,004,403
Multiline Retail — 0.0%
Burlington Holdings LLC/Burlington Holding Finance, Inc., 9.00%, 2/15/18 (b)(f)		28	28,700

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	9

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels — 11.0%
Access Midstream Partners LP/ACMP Finance Corp.:
6.13%, 7/15/22	USD	245	$248,063
4.88%, 5/15/23		239	221,673
Alpha Appalachia Holdings, Inc., 3.25%, 8/01/15 (d)		317	286,885
Alpha Natural Resources, Inc., 6.25%, 6/01/21		97	77,115
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (b)		99	97,763
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.88%, 8/01/23 (b)		173	164,350
Aurora USA Oil & Gas, Inc.:
9.88%, 2/15/17 (b)		358	372,320
7.50%, 4/01/20 (b)		51	49,980
Bonanza Creek Energy, Inc., 6.75%, 4/15/21 (b)		44	44,330
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		145	143,550
Carrizo Oil & Gas, Inc.:
8.63%, 10/15/18		140	149,800
7.50%, 9/15/20		226	235,040
Chaparral Energy, Inc., 7.63%, 11/15/22		115	117,300
Chesapeake Energy Corp.:
7.25%, 12/15/18		210	234,150
6.63%, 8/15/20		260	279,500
6.88%, 11/15/20		90	97,650
6.13%, 2/15/21		123	129,150
5.75%, 3/15/23		274	277,425
Chesapeake Midstream Partners LP/CHKM Finance Corp., 5.88%, 4/15/21		215	218,225
Concho Resources, Inc.:
6.50%, 1/15/22		260	274,950
5.50%, 10/01/22		188	186,120
5.50%, 4/01/23		22	21,670
CONSOL Energy, Inc., 8.25%, 4/01/20		65	68,087
Continental Resources, Inc.:
7.13%, 4/01/21		160	176,000
5.00%, 9/15/22		57	57,997
4.50%, 4/15/23 (b)		64	62,240
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.88%, 2/15/18		80	84,800
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (b)		178	174,440
Denbury Resources, Inc., 4.63%, 7/15/23		174	160,515
Drill Rigs Holdings, Inc., 6.50%, 10/01/17 (b)		157	156,607
El Paso Corp., 7.25%, 6/01/18		110	121,850
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		385	422,537
7.75%, 6/15/19		260	267,800
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 5/01/20		100	113,000
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		345	369,150
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (b)		647	671,263
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21 (b)		27	26,325
Halcon Resources Corp., 8.88%, 5/15/21		224	217,280
Hilcorp Energy I LP/Hilcorp Finance Co., 7.63%, 4/15/21 (b)		140	148,400
Holly Energy Partners LP/Holly Energy Finance Corp., 6.50%, 3/01/20		80	80,600
IVG Finance BV, 1.75%, 3/29/17 (d)	EUR	100	77,448
Kodiak Oil & Gas Corp., 8.13%, 12/01/19	USD	221	239,785
Laredo Petroleum, Inc.:
9.50%, 2/15/19		275	302,500
7.38%, 5/01/22		155	162,750

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21 (b)	USD	78	$75,075
Linn Energy LLC/Linn Energy Finance Corp.:
6.25%, 11/01/19 (b)		100	95,250
8.63%, 4/15/20		137	143,850
7.75%, 2/01/21		65	65,163
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22		314	323,420
5.50%, 2/15/23		63	62,055
4.50%, 7/15/23		166	151,890
MEG Energy Corp., 6.38%, 1/30/23 (b)		185	179,450
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21 (b)		104	102,440
Newfield Exploration Co.:
6.88%, 2/01/20		270	278,100
5.63%, 7/01/24		31	30,070
Northern Oil and Gas, Inc., 8.00%, 6/01/20		160	161,600
Oasis Petroleum, Inc.:
7.25%, 2/01/19		120	125,100
6.50%, 11/01/21		150	153,750
6.88%, 1/15/23		85	87,550
Offshore Group Investment Ltd., 7.13%, 4/01/23 (b)		220	216,150
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		110	115,225
Peabody Energy Corp.:
6.00%, 11/15/18		156	156,390
6.25%, 11/15/21		151	145,715
7.88%, 11/01/26		225	227,250
4.75%, 12/15/66 (d)		228	158,317
Penn Virginia Corp., 8.50%, 5/01/20 (b)		100	97,000
Precision Drilling Corp.:
6.63%, 11/15/20		40	40,600
6.50%, 12/15/21		15	15,187
QEP Resources, Inc.:
6.88%, 3/01/21		195	210,113
5.38%, 10/01/22		171	169,290
5.25%, 5/01/23		91	88,725
Range Resources Corp.:
6.75%, 8/01/20		62	66,495
5.75%, 6/01/21		92	94,760
5.00%, 8/15/22		125	122,187
5.00%, 3/15/23		87	85,043
Regency Energy Partners LP/Regency Energy Finance Corp.:
6.88%, 12/01/18		75	78,937
4.50%, 11/01/23 (b)		197	178,285
Rosetta Resources, Inc., 5.63%, 5/01/21		139	135,699
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21 (b)		504	488,880
5.63%, 4/15/23 (b)		179	169,155
Sabine Pass LNG LP:
7.50%, 11/30/16		385	414,356
6.50%, 11/01/20 (b)		125	126,250
SandRidge Energy, Inc.:
8.75%, 1/15/20		13	13,260
7.50%, 2/15/23		105	99,750
Seven Generations Energy Ltd., 8.25%, 5/15/20 (b)		52	51,740
SM Energy Co.:
6.63%, 2/15/19		177	185,407
6.50%, 11/15/21		275	288,750
6.50%, 1/01/23		53	55,650
5.00%, 1/15/24 (b)		200	191,000

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (b)	USD	137	$139,055
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (b)		58	57,130
Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/01/20		140	143,500
Western Refining, Inc., 6.25%, 4/01/21 (b)		86	84,065
Whiting Petroleum Corp., 6.50%, 10/01/18		75	79,313

			15,111,775
Paper & Forest Products — 1.2%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (b)		285	302,100
Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.00%, 4/01/20		180	191,700
Cascades, Inc., 7.75%, 12/15/17		265	276,263
Clearwater Paper Corp.:
7.13%, 11/01/18		145	155,150
4.50%, 2/01/23 (b)		131	124,450
NewPage Corp., 11.38%, 12/31/14 (a)(i)		846	—
PH Glatfelter Co., 5.38%, 10/15/20		115	113,850
Sappi Papier Holding GmbH:
8.38%, 6/15/19 (b)		200	211,000
6.63%, 4/15/21 (b)		75	72,750
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (b)		140	142,800

			1,590,063
Pharmaceuticals — 1.4%
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18 (b)		111	111,833
inVentiv Health, Inc., 9.00%, 1/15/18 (b)		140	146,300
Omnicare, Inc., 3.75%, 4/01/42 (d)		152	188,670
Sky Growth Acquisition Corp., 7.38%, 10/15/20 (b)		195	199,875
Valeant Pharmaceuticals International:
6.50%, 7/15/16 (b)		96	98,880
6.88%, 12/01/18 (b)		267	273,675
6.38%, 10/15/20 (b)		144	142,380
7.25%, 7/15/22 (b)		55	55,825
VPII Escrow Corp, 6.75%, 8/15/18 (b)		705	722,625

			1,940,063
Professional Services — 0.1%
TMF Group Holding BV, 9.88%, 12/01/19	EUR	100	130,164
Real Estate Investment Trusts (REITs) — 0.3%
Felcor Lodging LP:
6.75%, 6/01/19	USD	95	99,275
5.63%, 3/01/23		94	91,415
Host Hotels & Resorts LP, 2.50%, 10/15/29 (b)(d)		60	81,375
iStar Financial, Inc., 4.88%, 7/01/18		140	131,600

			403,665
Real Estate Management & Development — 1.1%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (b)		122	123,220
iStar Financial, Inc., 3.88%, 7/01/16		86	82,560
Realogy Group LLC:
7.88%, 2/15/19 (b)		235	247,925
7.63%, 1/15/20 (b)		110	119,075
9.00%, 1/15/20 (b)		170	189,550
Realogy Group LLC/The Sunshine Group Florida Ltd., 3.38%, 5/01/16 (b)		292	285,430
RPG Byty Sro, 6.75%, 5/01/20	EUR	100	119,751
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (b)	USD	139	132,050

Corporate Bonds	Par (000)		Value
Real Estate Management & Development (concluded)
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (a)(i)	USD	95	—
The Unique Pub Finance Co. PLC, Series A3, 6.54%, 3/30/21	GBP	100	$151,526

			1,451,087
Road & Rail — 0.6%
The Hertz Corp.:
4.25%, 4/01/18 (b)	USD	91	88,725
7.50%, 10/15/18		255	273,487
6.75%, 4/15/19		80	84,600
7.38%, 1/15/21		260	281,450
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (b)		74	73,630

			801,892
Semiconductors & Semiconductor Equipment — 0.5%
Advanced Micro Devices, Inc., 7.75%, 8/01/20		73	70,993
NXP BV/NXP Funding LLC:
3.75%, 6/01/18 (b)		220	215,600
5.75%, 2/15/21 (b)		200	202,500
Spansion LLC, 7.88%, 11/15/17		250	255,000

			744,093
Software — 3.7%
Epicor Software Corp., 8.63%, 5/01/19		300	307,500
First Data Corp.:
7.38%, 6/15/19 (b)		455	467,513
8.88%, 8/15/20 (b)		140	152,600
6.75%, 11/01/20 (b)		275	279,813
11.25%, 1/15/21 (b)		10	9,975
12.63%, 1/15/21		14	14,805
10.63%, 6/15/21 (b)		253	249,837
11.75%, 8/15/21 (b)		204	183,600
IMS Health, Inc.:
12.50%, 3/01/18 (b)		740	860,250
6.00%, 11/01/20 (b)		56	56,980
Infor US, Inc., 9.38%, 4/01/19		510	552,713
Interactive Data Corp., 10.25%, 8/01/18		640	708,800
Interface Security Systems Holdings, Inc./Interface Security Systems LLC, 9.25%, 1/15/18 (b)		80	81,600
Nuance Communications, Inc., 5.38%, 8/15/20 (b)		280	273,700
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (b)		306	327,420
SunGard Data Systems, Inc.:
7.38%, 11/15/18		230	242,650
6.63%, 11/01/19 (b)		315	316,575

			5,086,331
Specialty Retail — 1.4%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		195	215,963
Claire’s Stores, Inc.:
9.00%, 3/15/19 (b)		91	100,100
7.75%, 6/01/20 (b)		237	229,297
CST Brands, Inc., 5.00%, 5/01/23 (b)		97	94,575
J. Crew Group, Inc., 8.13%, 3/01/19		100	105,000
Michaels Stores, Inc., 7.75%, 11/01/18		99	105,930
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 (b)(f)		93	95,325
Party City Holdings, Inc., 8.88%, 8/01/20 (b)		244	261,690
Penske Automotive Group, Inc., 5.75%, 10/01/22		176	179,520
Sally Holdings LLC/Sally Capital, Inc.:
6.88%, 11/15/19		35	37,537
5.75%, 6/01/22		137	139,055

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	11

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Specialty Retail (concluded)
Sonic Automotive, Inc., 5.00%, 5/15/23 (b)	USD	42	40,740
United Rentals North America, Inc., 8.25%, 2/01/21		258	282,510

			1,887,242
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co., 6.88%, 5/01/22		60	65,100
PVH Corp., 7.38%, 5/15/20		50	54,250
SIWF Merger Sub, Inc./Springs Industries, Inc., 6.25%, 6/01/21 (b)		183	179,340

			298,690
Trading Companies & Distributors — 1.3%
Aircastle Ltd.:
6.75%, 4/15/17		175	183,750
6.25%, 12/01/19		114	118,417
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (b)		245	240,713
Ashtead Capital, Inc., 6.50%, 7/15/22 (b)		260	271,050
H&E Equipment Services, Inc., 7.00%, 9/01/22		230	239,775
Rexel SA, 5.13%, 6/15/20	EUR	138	179,178
United Rentals North America, Inc.:
7.38%, 5/15/20	USD	110	117,425
7.63%, 4/15/22		265	286,863
5.75%, 7/15/18		132	138,600

			1,775,771
Transportation Infrastructure — 0.2%
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	211	271,900
Wireless Telecommunication Services — 2.9%
Cricket Communications, Inc., 7.75%, 10/15/20	USD	255	244,800
Crown Castle International Corp., 5.25%, 1/15/23		340	326,400
Digicel Group Ltd., 8.25%, 9/30/20 (b)		290	300,150
Digicel Ltd., 6.00%, 4/15/21 (b)		1,275	1,204,875
DigitalGlobe, Inc., 5.25%, 2/01/21 (b)		224	215,040
MetroPCS Wireless, Inc., 6.63%, 11/15/20		320	332,000
NII Capital Corp., 7.63%, 4/01/21		189	146,947
Sprint Nextel Corp.:
9.00%, 11/15/18 (b)		795	930,150
7.00%, 3/01/20 (b)		245	264,600

			3,964,962
Total Corporate Bonds — 75.1%			102,881,057

Floating Rate Loan Interests (e)
Aerospace & Defense — 0.2%
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		307	306,941
Airlines — 0.1%
AWAS Finance Luxembourg SA (FKA AWAS Finance Luxembourg S.à.r.l.), Loan, 3.50%, 6/10/16		189	188,849
Auto Components — 0.6%
Federal-Mogul Corp.:
Tranche B Term Loan, 2.13% - 2.14%, 12/29/14		587	560,344
Tranche C Term Loan, 2.13% - 2.14%, 12/28/15		262	249,768

			810,112

Floating Rate Loan Interests (e)	Par (000)		Value
Building Products — 0.3%
Capital Safety North America Holdings, Inc. (FKA Hupah Finance, Inc.), Initial Term Loan, 4.50%, 1/21/19	USD	390	$389,835
Capital Markets — 0.5%
American Capital Ltd. (FKA American Capital Strategies Ltd.), Senior Secured Term Loan, 5.50%, 8/22/16		494	494,825
KCG Holdings, Inc., Term Loan, 5.75%, 12/05/17		185	181,994

			676,819
Chemicals — 0.5%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		558	555,499
Axalta Coating Systems Dutch Holding B BV & Axalta Coating Systems U.S. Holdings, Inc. (FKA Flash Dutch 2 BV), Initial Term B Loan, 4.75%, 2/01/20		25	24,916
OXEA Finance & Cy SCA, Term Loan, 7.25%, 6/05/20		150	149,250

			729,665
Commercial Services & Supplies — 0.5%
HD Supply, Inc., Term Loan, 4.50%, 10/12/17		470	468,230
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		135	134,241
TWCC Holding Corp., Term Loan, 4.25%, 12/11/20		110	110,550

			713,021
Communications Equipment — 0.7%
Alcatel-Lucent USA, Inc.:
Euro Term Loan, 7.50%, 1/30/19	EUR	144	187,950
U.S. Term Loan, 7.25%, 1/30/19	USD	821	827,376

			1,015,326
Containers & Packaging — 0.1%
Tekni-Plex, Inc., Term Loan B, 5.50%, 8/31/19		140	139,300
Diversified Financial Services — 0.1%
Nuveen Investments, Inc., Tranche B Term Loan (First-Lien), 4.20%, 5/13/17		66	65,527
Diversified Telecommunication Services — 0.1%
Avaya, Inc., Term Loan B5, 8.00%, 3/31/18		27	25,184
Level 3 Financing, Inc., Tranche B-II 2019 Term Loan, 4.75%, 8/01/19		70	69,934

			95,118
Energy Equipment & Services — 0.5%
Offshore Group Investment Ltd. (Vantage Delaware Holdings LLC):
Term Loan B, 5.75%, 3/28/19		195	194,999
Term Loan, 6.25%, 10/25/17		456	453,860

			648,859
Food & Staples Retailing — 0.1%
Rite Aid Corp., Term Loan, 5.75%, 8/21/20		60	60,750
Food Products — 0.1%
AdvancePierre Foods, Inc., Term Loan (First Lien), Term Loan (First Lien), 5.75%, 7/10/17		115	115,023
Health Care Equipment & Supplies — 0.1%
Bausch & Lomb, Inc., New Parent Term Loan, 4.00%, 5/18/19		198	197,480
Health Care Providers & Services — 0.3%
LHP Operations Co. LLC, Term Loan, 9.00%, 7/03/18		144	146,071

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (e)	Par (000)		Value
Health Care Providers & Services (concluded)
Truven Health Analytics, Inc. (FKA Thomson Reuters (Healthcare), Inc.), New Tranche B Term Loan, 4.50%, 6/06/19	USD	193	$192,210

			338,281
Hotels, Restaurants & Leisure — 2.2%
Harrah’s Las Vegas Propco LLC, Senior Loan, 3.70%, 2/13/14		2,496	2,303,331
MGM Resorts International (MGM Grand Detroit LLC), Term Loan B, 3.50%, 12/20/19		108	107,379
Station Casinos LLC, Term Loan B, 5.00%, 3/02/20		289	288,314
Travelport LLC (FKA Travelport, Inc.):
Tranche 1 Loan, 9.50%, 1/31/16		84	85,483
Tranche 2 Loan, 8.38%, 12/01/16 (f)		211	209,313

			2,993,820
Insurance — 0.1%
Alliant Holdings I LLC, Initial Term Loan, 5.00%, 12/20/19		184	183,615
Internet Software & Services — 0.5%
Zayo Group LLC (Zayo Capital, Inc.), Term Loan, 4.50%, 7/02/19		706	704,515
Life Sciences Tools & Services — 0.2%
Patheon, Inc., Initial Term Loan, 7.25%, 12/14/18		109	109,997
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.25%, 12/05/18		153	152,477

			262,474
Machinery — 0.3%
INA Beteiligungsgesellschaft Mit Beschrankter Haftung (FKA Schaeffler AG), Facility C, 4.25%, 1/27/17		85	85,021
Rexnord LLC/RBS Global, Inc., 2013 Term B Loan Refinancing, 3.75%, 4/01/18		252	252,030

			337,051
Media — 0.6%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Original Term Loan, 2.71%, 7/03/14		49	36,626
Clear Channel Communications, Inc.:
Term Loan D, 6.95%, 1/30/19		692	629,010
Tranche B Term Loan, 3.85%, 1/29/16		75	68,818
Tranche C Term Loan, 3.85%, 1/29/16		41	36,846
MTL Publishing LLC (EMI Music Publishing Group North America Holdings, Inc.), Term Loan B, 4.25%, 6/29/18		99	98,597

			869,897
Metals & Mining — 0.4%
Constellium Holdco BV (Constellium France SAS), Term Loan B, 6.00%, 3/25/20		125	126,714
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.), Term Loan, 5.25%, 10/18/17		483	479,688

			606,402
Multiline Retail — 0.3%
JC Penney Co., Inc., Term Loan, 6.00%, 5/22/18		375	375,266
Oil, Gas & Consumable Fuels — 0.6%
Chesapeake Energy Corp., Loan, 5.75%, 12/02/17		380	384,670
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		322	323,785

Floating Rate Loan Interests (e)	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Samson Resources Co., Initial Term Loan (Second Lien), 6.00%, 9/25/18	USD	125	$124,531

			832,986
Pharmaceuticals — 0.2%
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Term Borrowing, 6.50%, 12/29/17		135	133,904
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Consolidated Term Loan, 7.50%, 8/04/16		136	133,439

			267,343
Professional Services — 0.2%
Interactive Data Corp., Refinanced Term Loan, 3.75%, 2/11/18		209	208,162
Real Estate Management & Development — 0.2%
Realogy Corp.:
Extended Synthetic Commitment, 0.05% - 4.40%, 10/10/16		27	26,984
Initial Term B Loan, 4.50%, 3/05/20		244	244,449

			271,433
Software — 0.4%
First Data Corp., 2018 Dollar Term Loan, 4.19%, 3/23/18		330	321,337
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/23/20		275	281,875

			603,212
Wireless Telecommunication Services — 1.0%
Vodafone Americas Finance 2, Inc., Initial Loan, 6.88%, 8/11/15 (f)		1,384	1,401,714
Total Floating Rate Loan Interests — 12.0%			16,408,796

Other Interests (k)	Beneficial Interest (000)
Household Durables — 0.2%
Stanley-Martin, Class B Membership Units (Acquired 12/09/09, Cost $204,152) (a)(l)	—	(m)	280,800

Preferred Securities
Preferred Stocks	Shares
Auto Components — 1.2%
Dana Holding Corp., 4.00% (b)(d)	9,710		1,574,841

Trust Preferreds
Diversified Financial Services — 1.5%
GMAC Capital Trust I, 8.13%, 2/15/40 (e)	80,970		2,109,268
Total Preferred Securities — 2.7%			3,684,109

Warrants (n)
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/28/17)	181		—

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	13

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Value
Total Long-Term Investments (Cost — $132,207,102) — 96.6%	$132,291,993

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (o)(p)	4,212,372	4,212,372
Total Short-Term Securities (Cost — $4,212,372) — 3.1%		4,212,372

Value
Total Investments (Cost — $136,419,474) — 99.7%	$136,504,365
Other Assets Less Liabilities — 0.3%	417,404

Net Assets — 100.0%	$136,921,769

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Convertible security.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	All or a portion of security has been pledged as collateral in connection with swaps.

(h)	Security is perpetual in nature and has no stated maturity date.

(i)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(l)	Restricted security as to resale. As of report date, the Fund held 0.2% of its net assets, with a current market value of $280,800 and an original cost of $204,152, in these securities.

(m)	Amount is less than $500.

(n)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(o)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,190,583	(978,211)	4,212,372	$213

(p)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of June 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	100,000	USD	152,510	Northern Trust Corp.	7/02/13	$(414)
USD	237,088	CAD	242,000	Barclays Bank PLC	7/17/13	7,091
USD	2,890,379	GBP	1,888,000	Barclays Bank PLC	7/17/13	19,195
USD	139,745	GBP	89,936	Deutsche Bank AG	7/17/13	2,974
USD	232,875	GBP	150,000	Deutsche Bank AG	7/17/13	4,762
USD	152,492	GBP	100,000	Northern Trust Corp.	7/17/13	417
USD	121,295	EUR	93,438	Citibank N.A.	7/23/13	(341)
USD	4,153,473	EUR	3,185,000	Deutsche Bank AG	7/23/13	7,313
USD	77,170	EUR	60,000	Goldman Sachs Bank USA	7/23/13	(937)
USD	135,454	EUR	104,000	Goldman Sachs Bank USA	7/23/13	70
USD	247,874	EUR	190,000	Goldman Sachs Bank USA	7/23/13	537

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

•	Foreign currency exchange contracts as of June 30, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	130,989	EUR	100,000	Goldman Sachs Bank USA	7/23/13	$811
Total						$41,478

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration		Notional Value	Unrealized Depreciation
(105)	E-Mini S&P 500® Futures	Chicago Mercantile	September 2013	USD	(8,396,063)	$(7,977)

•	Credit default swaps — sold protection outstanding as of June 30, 2013 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC+	USD	145	$13,456
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC+	USD	40	2,071
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC+	USD	194	(11,762)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC+	USD	181	(926)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC+	USD	60	413
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC+	USD	60	413
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC+	USD	43	(669)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	3/20/16	CCC+	USD	25	(705)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC+	USD	298	(5,852)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC+	USD	230	(5,345)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC+	USD	120	(1,775)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC+	USD	127	(4,316)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC+	USD	110	(7,848)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC+	USD	74	(3,852)
Smithfield Foods, Inc.	5.00%	Credit Suisse International	6/20/18	BB	USD	84	(3,243)
Total							$(29,940)

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	15

Schedule of Investments (concluded)	BlackRock High Yield V.I. Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$8,349,327	$600,888	$87,016	$9,037,231
Corporate Bonds	—	102,077,639	803,418	102,881,057
Floating Rate Loan Interests	—	14,116,051	2,292,745	16,408,796
Other Interests	—	—	280,800	280,800
Preferred Securities	3,684,109	—	—	3,684,109
Short-Term Securities	4,212,372	—	—	4,212,372
Total	$16,245,808	$116,794,578	$3,463,979	$136,504,365

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$16,353	—	$16,353
Foreign currency exchange contracts	—	43,170	—	43,170
Liabilities:
Credit contracts	—	(46,293)	—	(46,293)
Equity contracts	$(7,977)	—	—	(7,977)
Foreign currency exchange contracts	(414)	(1,278)	—	(1,692)
Total	$(8,391)	$11,952	—	$3,561

[1]    Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$8,146	—	—	$8,146
Cash pledged for financial futures contracts	408,000	—	—	408,000
Liabilities:
Bank overdraft	—	$(56,486)	—	(56,486)
Total	$416,146	$(56,486)	—	$359,660

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Total
Assets:
Opening Balance, as of December 31, 2012	$92,770	$1,210,684	$3,605,473	$311,175	$5,220,102
Transfers into Level 3[2]	125	384,115	419,898	—	804,138
Transfers out of Level 3[2]	—	(201,875)	(1,136,426)	—	(1,338,301)
Accrued discounts/premiums	—	—	3,366	—	3,366
Net realized gain (loss)	(123,576)	68	(5,902)	—	(129,410)
Net change in unrealized appreciation/depreciation[3]	214,457	(392,117)	152,759	(30,375)	(55,276)
Purchases	—	—	148,332	—	148,332
Sales	(96,760)	(197,457)	(894,755)	—	(1,188,972)
Closing Balance, as of June 30, 2013	$87,016	$803,418	$2,292,745	$280,800	$3,463,979

[2]    Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[3]    Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of June 30, 2013 was $(444,594).

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)	BlackRock High Yield V.I. Fund

Assets
Investments at value — unaffiliated (cost — $132,207,102)	$132,291,993
Investments at value — affiliated (cost — $4,212,372)	4,212,372
Foreign currency at value (cost — $8,092)	8,146
Cash pledged for financial futures contracts	408,000
Investments sold receivable	2,670,947
Interest receivable	1,879,907
Unrealized appreciation on foreign currency exchange contracts	43,170
Variation margin receivable	38,062
Receivable from Manager	17,279
Unrealized appreciation on swaps	16,353
Swaps premiums paid	10,562
Capital shares sold receivable	315
Dividends receivable — affiliated	37
Prepaid expenses	1,111

Total assets	141,598,254

Liabilities
Bank overdraft	56,486
Investments purchased payable	3,191,552
Income dividends payable	627,507
Swaps premiums received	447,651
Capital shares redeemed payable	103,240
Investment advisory fees payable	62,738
Unrealized depreciation on swaps	46,293
Officer’s and Directors’ fees payable	1,713
Unrealized depreciation on foreign currency exchange contracts	1,692
Other affiliates payable	1,124
Distribution fees payable	395
Other accrued expenses payable	136,094

Total liabilities	4,676,485

Net Assets	$136,921,769

Net Assets Consist of
Paid-in capital	$170,825,098
Distributions in excess of net investment income	(127,980)
Accumulated net realized loss	(33,866,143)
Net unrealized appreciation/depreciation	90,794

Net Assets	$136,921,769

Net Asset Value
Class I — Based on net assets of $135,808,683 and 18,470,749 shares outstanding, 200 million shares authorized, $0.10 par value	$7.35

Class III — Based on net assets of $1,113,086 and 151,454 shares outstanding, 100 million shares authorized, $0.10 par value	$7.35

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	17

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)	BlackRock High Yield V.I. Fund

Investment Income
Interest	$4,889,554
Dividends — unaffiliated	122,499
Dividends — affiliated	213
Foreign taxes withheld	(1,149)

Total income	5,011,117

Expenses
Investment advisory	411,193
Transfer agent — Class I	136,427
Transfer agent — Class III	7,595
Distribution — Class III	13,850
Professional	42,420
Accounting services	34,886
Custodian	11,082
Officer and Directors	9,133
Printing	7,496
Miscellaneous	4,358

Total expenses	678,440
Less fees waived by Manager	(348)
Less transfer agent fees reimbursed — Class I	(91,724)
Less transfer agent fees reimbursed — Class III	(4,633)

Total expenses after fees waived and reimbursed	581,735

Net investment income	4,429,382

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,553,594
Financial futures contracts	(217,635)
Swaps	112,684
Foreign currency transactions	168,837

3,617,480

Net change in unrealized appreciation/depreciation on:
Investments	(4,704,278)
Financial futures contracts	(7,977)
Swaps	(48,030)
Foreign currency translations	70,830

(4,689,455)

Total realized and unrealized loss	(1,071,975)

Net Increase in Net Assets Resulting from Operations	$3,357,407

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Statements of Changes in Net Assets

	BlackRock High Yield V.I. Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$4,429,382	$9,651,984
Net realized gain	3,617,480	3,421,505
Net change in unrealized appreciation/depreciation	(4,689,455)	7,947,277

Net increase in net assets resulting from operations	3,357,407	21,020,766

Dividends to Shareholders From
Net investment income:
Class I	(4,348,527)	(9,269,575)[1]
Class III	(328,286)	(314,190)[1]

Decrease in net assets resulting from dividends to shareholders	(4,676,813)	(9,583,765)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(18,975,031)	11,293,388

Net Assets
Total increase (decrease) in net assets	(20,294,437)	22,730,389
Beginning of period	157,216,206	134,485,817

End of period	$136,921,769	$157,216,206

Undistributed (distributions in excess of) net investment income	$(127,980)	$119,451

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	19

Financial Highlights	BlackRock High Yield V.I. Fund

	Class I						Class III
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,					Six Months Ended June 30, 2013 (Unaudited)	Period February 15, 2012[1] to December 31, 2012

		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$7.44	$6.87	$7.13	$6.68	$4.64	$7.26	$7.44	$7.12

Net investment income[2]	0.23	0.48	0.50	0.53	0.54	0.57	0.22	0.38
Net realized and unrealized gain (loss)	(0.13)	0.56	(0.27)	0.44	2.03	(2.62)	(0.12)	0.34

Net increase (decrease) from investment operations	0.10	1.04	0.23	0.97	2.57	(2.05)	0.10	0.72

Dividends from net investment income	(0.19)	(0.47)[3]	(0.49)[3]	(0.52)[3]	(0.53)[3]	(0.57)[3]	(0.19)	(0.40)[3]

Net asset value, end of period	$7.35	$7.44	$6.87	$7.13	$6.68	$4.64	$7.35	$7.44

Total Investment Return[4]
Based on net asset value	1.86%[5]	15.65%	3.33%	15.34%	58.00%	(29.88)%	1.74%[5]	10.39%[5]

Ratios to Average Net Assets
Total expenses	0.88%[6]	0.86%	0.68%	0.71%	0.73%	0.68%	1.07%[6]	1.29%[6]

Total expenses after fees waived and/or reimbursed	0.75%[6]	0.77%	0.67%	0.71%	0.73%	0.68%	0.99%[6]	1.19%[6]

Net investment income	5.85%[6]	6.65%	6.98%	7.83%	9.45%	8.80%	5.43%[6]	6.74%[6]

Supplemental Data
Net assets, end of period (000)	$135,809	$142,392	$134,486	$134,323	$124,107	$93,348	$1,113	$14,824

Portfolio turnover	59%	88%	82%	102%	107%	53%	59%	88%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (Unaudited)	BlackRock High Yield V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock High Yield V.I. Fund (the “Fund”). Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007, and sales of Class III shares recommenced on February 15, 2012.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Assetbacked and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	21

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (the “SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party brokerdealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.

Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	23

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, its exposure to certain risks such as credit risk, equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

issuers to which they are not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2013
	Derivative Asset
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$43,170

Credit contracts	Unrealized appreciation on swaps; Swap premiums paid	26,915

Total		$70,085

	Derivative Liability
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$1,692

Credit contracts	Unrealized depreciation on swaps; Swap premiums received	493,944

Equity contracts	Net unrealized appreciation/ depreciation[1]	7,977

Total		$503,613

[1]

Includes cumulative appreciation/depreciation on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2013
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$850
Foreign currency exchange contracts:
Foreign currency exchange contracts	141,199
Credit contracts:
Swaps	112,684
Equity contracts:
Financial futures contracts	(218,485)

Total	$36,248

Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency exchange contracts	$67,714
Credit contracts:
Swaps	(48,030)
Equity contracts:
Financial futures contracts	(7,977)

Total	$11,707

For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts sold.	53
Average notional value of contracts sold	$4,198,032
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	14
Average number of contracts - US dollars sold.	1
Average US dollar amounts purchased	$8,008,219
Average US dollar amounts sold	$76,255
Credit default swaps:
Average number of contracts - sell protection	15
Average notional value - sell protection	$1,829,500

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

With exchange traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	25

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At June 30, 2013, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$38,062	—
Foreign currency exchange contracts	43,170	$1,692
Swaps	26,915	493,944

Total derivative assets and liabilities in the Statement of Assets and Liabilities	108,147	495,636

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(39,897)	(1,351)

Total assets and liabilities subject to a MNA	$68,250	$494,285

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of June 30, 2013:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Barclays Bank PLC	$26,286	—	—	—	$26,286
Credit Suisse International	10,562	$(3,243)	—	—	7,319
Deutsche Bank AG	15,049	—	—	—	15,049
Goldman Sachs International	826	(826)	—	—	—
JPMorgan Chase Bank N.A.	15,527	(15,527)	—	—	—

Total	$68,250	$(19,596)	—	—	$48,654

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of June 30, 2013:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[2]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Citibank N.A.	$341	—	—	—	$341
Credit Suisse International	3,243	$(3,243)	—	—	—
Goldman Sachs International	428,812	(826)	$(427,986)	—	—
JPMorgan Chase Bank N.A.	61,889	(15,527)	—	—	46,362

Total	$494,285	$(19,596)	$(427,986)	—	$46,703

[2]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and the BlackRock Total Return V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million.	0.55%
$250 Million - $500 Million.	0.50%
$500 Million - $750 Million.	0.45%
Greater than $750 Million	0.40%

For the six months ended June 30, 2013, the aggregate average daily net assets of the Fund and the Company’s BlackRock Total Return V.I. Fund was approximately $155,621,717.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended June 30, 2013, the Fund reimbursed the Manager $780 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to subaccounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2013, the Fund did not pay any amounts to affiliates in return for these services.

The Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.06%
Class III	0.05%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses as a percentage of average daily net assets is as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	27

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment advisor, common offices, or common directors. For the six months ended June 30, 2013, the sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were $142,956.

6. Purchases and Sales:

Purchases and sales of investments including paydowns and excluding short-term securities for the six months ended June 30, 2013, were $81,458,494 and $101,911,014, respectively.

7. Income Tax Information:

As of December 31, 2012, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2013	12,665,469
2014	4,347,980
2016	9,129,091
2017	11,211,061

Total	$37,353,601

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$136,884,079

Gross unrealized appreciation	$4,577,551
Gross unrealized depreciation	(4,957,265)

Net unrealized depreciation	$(379,714)

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2013.

9. Commitments:

The Fund may invest in floating rate loan interests. In connection with these investments, the Fund may also enter into unfunded floating rate loan interests and bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. As of June 30, 2013, the Fund did not have outstanding bridge loan commitments. In connection with either of these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Commitment fees received in advance and unrecognized are recorded in the Statement of Assets and Liabilities as deferred income. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statement of Assets of Liabilities and Statement of Operations. As of June 30, 2013, the Fund had no unfunded floating rate loan interests.

10. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (concluded)	BlackRock High Yield V.I. Fund

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	178,802	$1,348,940	991,978	$7,142,413
Shares issued in reinvestment of dividends	575,874	4,347,876	1,313,719	9,409,115
Shares redeemed.	(1,432,568)	(10,811,619)	(2,737,421)	(19,712,571)

Net decrease	(677,892)	$(5,114,803)	(431,724)	$(3,161,043)

			Period February 15, 2012[1] to December 31, 2012
			Shares	Amount
Class III
Shares sold	593,765	$4,487,753	3,503,967	$25,384,529
Shares issued in reinvestment of dividends	50,927	384,319	33,978	246,767
Shares redeemed.	(2,486,216)	(18,732,300)	(1,544,967)	(11,176,865)

Net increase (decrease)	(1,841,524)	$(13,860,228)	1,992,978	$14,454,431
Total Net Increase (Decrease)	(2,519,416)	$(18,975,031)	1,491,254	$11,293,388

[1]	Recommencement of operations.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	29

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACK ROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock International V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2013	BlackRock International V.I. Fund

Investment Objective

BlackRock International V.I. Fund’s (the “Fund”) investment objective is long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2013, the Fund outperformed its benchmark, the MSCI All Country World Index (ACWI) ex-US.

What factors influenced performance?

•

Relative to the benchmark index, the Fund’s largest contributors to performance included positioning in information technology (“IT”) and consumer discretionary. In both segments, returns benefited from sector allocation as well as strong stock selection. MercadoLibre, Inc. was a top performer in IT and Kingfisher PLC had strong returns in consumer discretionary.

•

Detracting from performance was the Fund’s positioning in industrials. Negative returns were primarily due to stock selection. FANUC Corp. was the top detractor in the space which was sold from the Fund during the six-month period.

Describe recent portfolio activity.

•

During the six-month period, the Fund did not make any significant sector changes. There were a number of positions initiated and exited based on company fundamentals and/or valuation changes. Some examples include exiting Kingfisher PLC, which was sold from the Fund after substantial positive performance, and initiating Japan Tobacco, Inc., which we view as a strong prospect for future dividend growth.

Describe portfolio positioning at period end.

•

Relative to the MSCI ACWI ex-US, the Fund remained overweight in consumer discretionary, consumer staples and IT as of period end. It continues to be underweight in financials, health care, industrials, materials, energy and telecommunication services. Broadly, the Fund remains somewhat defensive and favors quality.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Geographic Allocation	Percent of Long-Term Investments

United Kingdom	20%
Switzerland	18
France	12
Japan	10
Netherlands	7
Belgium	4
Hong Kong	4
South Korea	4
United States	4
India	4
Sweden	3
Russia	2
Spain	2
China	2
Argentina	2
Taiwan	2

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

BlackRock International V.I. Fund

Total Return Based on a $10,000 Investment

[1]

The Fund invests primarily in stocks of companies located outside the US. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment strategy under the name “BlackRock International Value V.I. Fund.”

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[3]

This market capitalization weighted index is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The index includes both developed and emerging markets.

Performance Summary for the Period Ended June 30, 2013
	6-Month	Average Annual Total Returns
	Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	4.31%	15.85%	(1.24)%	7.39%
MSCI ACWI ex-US	(0.04)	13.63	(0.80)	8.62

[4]

Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment strategy under the name “BlackRock International Value V.I. Fund.”

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,043.10	$4.91	$1,000.00	$1,019.98	$4.86	0.97%

[6]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	3

Disclosure of Expenses	BlackRock International V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock International V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 1.7%
MercadoLibre, Inc.	20,850	$2,246,796
Belgium — 4.3%
Anheuser-Busch InBev NV	64,587	5,814,943
China — 1.7%
Want Want China Holdings Ltd. (a)	1,629,000	2,283,277
France — 11.7%
BNP Paribas SA	41,191	2,254,991
Pernod-Ricard SA	28,039	3,112,143
Sanofi	55,160	5,702,442
Total SA	97,402	4,757,399

		15,826,975
Hong Kong — 4.2%
AIA Group Ltd.	800,400	3,372,086
Sands China Ltd.	481,200	2,248,681

		5,620,767
India — 3.6%
ICICI Bank Ltd. — ADR	45,236	1,730,277
Larsen & Toubro Ltd.	76,422	1,803,607
LIC Housing Finance Ltd.	317,206	1,351,500

		4,885,384
Japan — 9.2%
Capcom Co. Ltd.	92,100	1,485,633
Japan Tobacco, Inc.	106,700	3,766,249
Mitsubishi UFJ Financial Group, Inc.	700,400	4,325,579
Nidec Corp.	40,900	2,861,453

		12,438,914
Netherlands — 6.7%
ASML Holding NV	30,077	2,374,289
Royal Dutch Shell PLC, B Shares	138,300	4,580,378
Yandex NV (b)	74,362	2,054,622

		9,009,289
Russia — 2.2%
Sberbank — ADR	262,628	2,979,915
South Korea — 3.8%
Hyundai Motor Co.	11,549	2,265,112
Samsung Electronics Co. Ltd.	2,523	2,948,944

		5,214,056
Spain — 1.9%
Inditex SA	20,926	2,581,110
Sweden — 2.6%
Atlas Copco AB, A Shares	148,857	3,587,726
Switzerland — 17.1%
Cie Financiere Richemont SA, Class A	36,337	3,204,498
Credit Suisse Group AG, Registered Shares (b)	126,420	3,346,854

Common Stocks	Shares	Value
Switzerland (concluded)
Nestle SA, Registered Shares	97,065	$6,369,444
Roche Holding AG	12,609	3,129,520
The Swatch Group AG, Bearer Shares	6,031	3,294,368
Zurich Insurance Group AG (b)	14,843	3,847,442

		23,192,126
Taiwan — 1.6%
MediaTek, Inc.	185,000	2,132,789
United Kingdom — 19.1%
British Sky Broadcasting Group PLC	464,132	5,591,408
Imperial Tobacco Group PLC	200,211	6,942,282
ITV PLC	1,950,128	4,157,806
Standard Chartered PLC	115,874	2,515,685
Vodafone Group PLC	2,301,427	6,595,188

		25,802,369
United States — 3.7%
Liberty Global PLC, Class A (b)	39,130	2,898,750
Veeco Instruments, Inc. (b)	59,793	2,117,868

		5,016,618
Total Long-Term Investments (Cost — $119,650,387) — 95.1%		128,633,054

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (c)(d)	677,019	677,019

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.21%(c)(d)(e)	$	420	420,000

Time Deposits	Par (000)
Europe — 0.1%
Brown Brothers Harriman & Co., 0.00%, 7/01/13	EUR	89	115,483
Japan — 0.0%
Citibank, 0.01%, 7/01/13	JPY	4,758	47,976
United Kingdom — 0.1%
Citibank, 0.07%, 7/01/13	GBP	41	62,465
Total Time Deposits — 0.2%			225,924
Total Short-Term Securities (Cost — $1,322,943) — 1.0%			1,322,943
Total Investments (Cost — $120,973,330) — 96.1%			129,955,997
Other Assets in Excess of Liabilities — 3.9%			5,311,263

Net Assets — 100.0%			$135,267,260

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR American Depositary Receipts EUR European Euro GBP British Pound	HKD Hong Kong Dollar JPY Japanese Yen USD US Dollar

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	5

Schedule of Investments (continued)	BlackRock International V.I. Fund

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity	Shares/Beneficial Interest Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	432,585	244,434	677,019	$529
BlackRock Liquidity Series, LLC Money Market Series	$2,054,000	$(1,634,000)	$420,000	$2,765

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Foreign currency exchange contracts as of June 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	191,118	HKD	1,482,543	Deutsche Bank AG	7/03/13	$(28)
USD	301,338	JPY	29,841,484	Deutsche Bank AG	7/03/13	456
Total						$428

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$2,246,796	—	—	$2,246,796
Belgium	—	$5,814,943	—	5,814,943
China	—	2,283,277	—	2,283,277
France	—	15,826,975	—	15,826,975
Hong Kong	—	5,620,767	—	5,620,767
India	1,730,277	3,155,107	—	4,885,384
Japan	—	12,438,914	—	12,438,914
Netherlands	2,054,622	6,954,667	—	9,009,289
Russia	2,979,915	—	—	2,979,915
South Korea	—	5,214,056	—	5,214,056
Spain	—	2,581,110	—	2,581,110

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (concluded)	BlackRock International V.I. Fund

	Level 1	Level 2	Level 3	Total
Sweden	—	$3,587,726	—	$3,587,726
Switzerland	—	23,192,126	—	23,192,126
Taiwan	—	2,132,789	—	2,132,789
United Kingdom	—	25,802,369	—	25,802,369
United States	$5,016,618	—	—	5,016,618
Short-Term Securities	677,019	645,924	—	1,322,943
Total	$14,705,247	$115,250,750	—	$129,955,997

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$456	—	—	$456
Liabilities:
Foreign currency exchange contracts	(28)	—	—	(28)
Total	$428	—	—	$428

[1] Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$138	—	—	$138
Liabilities:
Collateral on securities loaned at value	—	$(420,000)	—	(420,000)
Total	$138	$(420,000)	—	$(419,862)

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	7

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)	BlackRock International V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $392,460) (cost — $119,876,311)	$128,858,978
Investments at value — affiliated (cost — $1,097,019)	1,097,019
Foreign currency at value (cost — $72)	138
Investments sold receivable	3,049,536
Unrealized appreciation on foreign currency exchange contracts	456
Capital shares sold receivable	3,019,897
Dividends receivable — unaffiliated	611,371
Dividends receivable — affiliated	13
Receivable from Manager	11,702
Securities lending income receivable — affiliated	64
Prepaid expenses	1,524

Total assets	136,650,698

Liabilities
Collateral on securities loaned at value	420,000
Investments purchased payable	645,264
Unrealized depreciation on foreign currency exchange contracts	28
Capital shares redeemed payable	113,101
Investment advisory fees payable	83,352
Other affiliates payable	1,167
Officer’s and Directors’ fees payable	1,314
Other accrued expenses payable	119,212

Total liabilities	1,383,438

Net Assets	$135,267,260

Net Assets Consist of
Paid-in capital	171,389,178
Undistributed net investment income	2,068,959
Accumulated net realized loss	(47,156,799)
Net unrealized appreciation/depreciation	8,965,922

Net Assets	$135,267,260

Net Asset Value
Class I — Based on net assets of $135,267,260 and 14,345,377 shares outstanding, 100 million shares authorized, $0.10 par value	$9.43

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)	BlackRock International V.I. Fund

Investment Income
Dividends — unaffiliated	$2,927,642
Securities lending — affiliated — net	2,765
Dividends — affiliated	529
Foreign taxes withheld	(205,989)

Total income	2,724,947

Expenses
Investment advisory	511,297
Transfer agent	129,739
Professional	39,210
Custodian	18,185
Accounting services	17,102
Officer and Directors	9,029
Printing	5,129
Miscellaneous	4,657

Total expenses	734,348
Less fees waived by Manager	(651)
Less transfer agent fees reimbursed	(71,255)

Total expenses after fees waived and reimbursed	662,442

Net investment income	2,062,505

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	11,083,205
Foreign currency transactions	107,966

11,191,171

Net change in unrealized appreciation/depreciation on:
Investments	(7,237,585)
Foreign currency translations	(134,404)

(7,371,989)

Total realized and unrealized gain	3,819,182

Net Increase in Net Assets Resulting from Operations	$5,881,687

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	9

Statements of Changes in Net Assets

	BlackRock International V.I. Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$2,062,505	$2,464,991
Net realized gain	11,191,171	2,947,896
Net change in unrealized appreciation/depreciation	(7,371,989)	13,502,288

Net increase in net assets resulting from operations	5,881,687	18,915,175

Dividends to Shareholders From
Net investment income	—	(2,386,868)[1]

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(3,922,613)	(17,691,077)

Net Assets
Total increase (decrease) in net assets	1,959,074	(1,162,770)
Beginning of period	133,308,186	134,470,956

End of period	$135,267,260	$133,308,186

Undistributed net investment income	$2,068,959	$6,454

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Financial Highlights	BlackRock International V.I. Fund

	Class I
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.04	$8.00	$9.55	$9.06	$7.11	$14.38

Net investment income[1]	0.14	0.16	0.19	0.14	0.16	0.31
Net realized and unrealized gain (loss)	0.25	1.04	(1.50)	0.45	1.97	(6.43)

Net increase (decrease) from investment operations	0.39	1.20	(1.31)	0.59	2.13	(6.12)

Dividends and distributions from:
Net investment income	—	(0.16)[2]	(0.24)[2]	(0.10)[2]	(0.18)[2]	(0.39)[2]
Net realized gain	—	—	—	—	—	(0.76)[2]

Total dividends and distributions	—	(0.16)	(0.24)	(0.10)	(0.18)	(1.15)

Net asset value, end of period	$9.43	$9.04	$8.00	$9.55	$9.06	$7.11

Total Investment Return[3]
Based on net asset value	4.31%[4]	15.08%	(13.71)%	6.57%	29.97%	(42.49)%

Ratios to Average Net Assets
Total expenses	1.08%[5]	1.05%	0.89%	0.89%	0.92%	0.91%

Total expenses after fees waived and reimbursed	0.97%[5]	0.96%	0.88%	0.89%	0.91%	0.91%

Net investment income	3.03%[5]	1.84%	2.08%	1.61%	2.01%	2.71%

Supplemental Data
Net assets, end of period (000)	$135,267	$133,308	$134,471	$174,679	$184,713	$137,054

Portfolio turnover	64%	106%	153%	119%	199%	118%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	11

Notes to Financial Statements (Unaudited)	BlackRock International V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock International V.I. Fund (the “Fund”).

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	13

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

The following table is a summary of the Fund’s open securities lending agreements by counterparty which are subject to offset under a MSLA as of June 30, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$392,460	$(392,460)	—

[1]

Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $420,000 has been received in connection with securities lending transactions.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as June 30, 2013
Derivative Assets
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$456

Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$28

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2013
Net Realized Loss From
Foreign currency exchange contracts:
Foreign currency transactions	$(19,264)

Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency translations	$(109,628)

For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	3
Average number of contracts - US dollars sold	1
Average US dollar amounts purchased	$3,185,883
Average US dollar amounts sold	$2,727,175

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At June 30, 2013, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivatives Financial Instruments:
Foreign currency exchange contracts	$456	$28

Total derivative assets and liabilities in the Statement of Assets and Liabilities	456	28

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(456)	(28)

Total assets and liabilities subject to a MNA	—	—

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock International Ltd. (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended June 30, 2013, the Fund reimbursed the Manager $724 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements,

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	15

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse such fees in order to limit such expenses at 0.08% of average daily net assets. This voluntary reimbursement may be reduced or discontinued at any time. This amount is shown as transfer agent fees reimbursed in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of net assets is 1.25% for Class I. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated —net in the Statement of Operations. For the six months ended June 30, 2013, BIM received $1,509 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2013, were $86,041,588 and $94,178,452, respectively.

7. Income Tax Information:

As of December 31, 2012, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2016	$28,460,231
2017	26,038,359
No expiration date[1]	2,930,610

Total	$57,429,200

[1]	Must be utilized prior to losses subject to expiration.

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$121,240,953

Gross unrealized appreciation	$12,176,862
Gross unrealized depreciation	(3,461,818)

Net unrealized appreciation	$8,715,044

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (concluded)	BlackRock International V.I. Fund

perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of June 30, 2013, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Fund’s investments.

As of June 30, 2013, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments

Commercial Banks	11%
Media	10%
Tobacco	8%
Semiconductors & Semiconductor Equipment	7%
Oil, Gas & Consumable Fuels	7%
Beverages	7%
Pharmaceuticals	7%
Food Products	7%
Insurance	6%
Wireless Telecommunication Services	5%
Textiles, Apparel & Luxury Goods	5%
Other[1]	20%

[1]	All other industries held were each less than 5% of long-term investments.

10. Capital Share Transactions:

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	620,950	$5,846,263	461,981	$4,057,483
Shares issued in reinvestment of dividends	—	—	268,990	2,386,868
Shares redeemed	(1,025,626)	(9,768,876)	(2,800,021)	(24,135,428)

Net decrease	(404,676)	$(3,922,613)	(2,069,050)	$(17,691,077)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income dividend of $0.023264 per share on July 19, 2013 to shareholders of record on July 17, 2013.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	17

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACK ROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Large Cap Core V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2013	BlackRock Large Cap Core V.I. Fund

Investment Objective

BlackRock Large Cap Core V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2013, the Fund underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

•	Negative performance in the health care, consumer discretionary and energy sectors overshadowed positive results in industrials, financials and materials.

•

Positioning within the health care sector was the largest detractor from performance. The Fund’s initial underexposure to biotechnology hurt relative performance as the industry rallied strongly. Although the Fund increased its allocation to biotechnology later in the period, this move proved untimely in the short run as a couple of these stocks subsequently declined. The Fund maintains its positioning in biotechnology for the long term given attractive valuations relative to the companies’ pipeline prospects. The pharmaceutical industry was another area of notable weakness due to the Fund’s underexposure to benchmark constituents Johnson & Johnson and Bristol-Myers Squibb Co., both of which surged over the period. In consumer discretionary, an overweight in cable operator Time Warner Cable Inc. hindered returns, while in retailing, positions in department-store operator Dillard’s Inc. and pet supply retailer PetSmart, Inc. had a negative impact. Additionally, a lack of exposure to strong-performing benchmark name Home Depot, Inc. was a disadvantage. Within energy, the Fund’s non-benchmark holding in integrated oil & gas producer Suncor Energy, Inc. and overweight position in refiner PBF Energy, Inc. hurt relative results.

•

Contributing positively to relative results was stock selection in industrials, where an overweight in airline operator United Continental Holdings, Inc. provided the greatest benefit. Airline stocks performed well as strong demand, higher ticket prices and slimmed-down operations resulted in increased profits industry-wide. In financials, strength was particularly notable in diversified financial services, where top holdings JPMorgan Chase & Co., Citigroup Inc. and Bank of America Corp. benefited from a strong recovery in capital markets activity, progress in cost-saving initiatives and improving trends across the broader US economy. Holding no exposure to real estate investment trusts also helped as the industry significantly lagged other financials and the broader equity market. Within materials, an overweight in containerboard manufacturers boosted returns as top names Packaging Corp. of America and Rock-Tenn Co. benefited from industry consolidation. A lack of exposure to the poor-performing metals & mining industry also helped relative results.

Describe recent portfolio activity.

•

During the six-month period, the Fund significantly increased exposure to the financials sector, while also adding to positions in health care and industrials. Weightings in consumer staples and information technology (“IT”) were reduced.

Describe portfolio positioning at period end.

•

At period end, the Fund was positioned with a bias toward domestic cyclical stocks given the recent valuation premium on defensive stocks and the relative strength of the US economy. This is not a permanent bias, but rather a function of bottom-up and top-down research based on the most current data. Providing ballast to the Fund was an overweight in the health care sector, which has been cheaper than other defensive segments of the market and offers superior growth prospects. Relative to the Russell 1000® Index, the Fund ended the period with its largest sector overweights in financials and IT, while consumer staples and utilities were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Financials	22%
Information Technology	21
Health Care	14
Consumer Discretionary	13
Energy	11
Industrials	11
Consumer Staples	5
Materials	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

BlackRock Large Cap Core V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies located in the United States included at the time of purchase in the Russell 1000® Index.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

[3]

This unmanaged index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended June 30, 2013
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]		10 Years[5]
Class I4	12.09%	19.34%	3.90%		7.33%
Class II4	12.05	19.16	3.75		7.19	[6]
Class III[4]	11.94	19.02	3.63	[6]	7.06	[6]
Russell 1000® Index	13.91	21.24	7.12		7.67

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,120.90	$3.00	$1,000.00	$1,021.97	$2.86	0.57%
Class II	$1,000.00	$1,120.50	$3.89	$1,000.00	$1,021.12	$3.71	0.74%
Class III	$1,000.00	$1,119.40	$4.47	$1,000.00	$1,020.58	$4.26	0.85%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	3

Disclosure of Expenses	BlackRock Large Cap Core V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock Large Cap Core V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.1%
The Boeing Co.	50,100	$5,132,244
Airlines — 2.1%
United Continental Holdings, Inc. (a)	305,030	9,544,389
Auto Components — 1.3%
TRW Automotive Holdings Corp. (a)	91,550	6,082,582
Biotechnology — 2.4%
Amgen, Inc.	44,400	4,380,504
Biogen Idec, Inc. (a)	11,900	2,560,880
Celgene Corp. (a)	22,400	2,618,784
Gilead Sciences, Inc. (a)	21,900	1,121,499
Quintiles Transnational Holdings, Inc. (a)	6,100	259,616

		10,941,283
Capital Markets — 1.5%
The Goldman Sachs Group, Inc.	45,299	6,851,474
Chemicals — 0.3%
Cabot Corp.	39,955	1,495,116
Commercial Banks — 3.7%
SunTrust Banks, Inc.	169,900	5,363,743
U.S. Bancorp	328,775	11,885,216

		17,248,959
Commercial Services & Supplies — 0.6%
Tyco International Ltd.	82,225	2,709,314
Communications Equipment — 0.3%
Brocade Communications Systems, Inc. (a)	228,600	1,316,736
Computers & Peripherals — 3.4%
Apple, Inc.	21,500	8,515,720
EMC Corp.	315,100	7,442,662

		15,958,382
Construction & Engineering — 1.6%
Fluor Corp.	45,400	2,692,674
KBR, Inc.	139,200	4,524,000

		7,216,674
Consumer Finance — 2.4%
Discover Financial Services	228,450	10,883,358
Containers & Packaging — 1.1%
Packaging Corp. of America	102,877	5,036,858
Diversified Financial Services — 9.5%
Bank of America Corp.	1,074,100	13,812,926
Citigroup, Inc.	294,399	14,122,320
JPMorgan Chase & Co.	300,483	15,862,498

		43,797,744
Electronic Equipment, Instruments & Components — 0.9%
Avnet, Inc. (a)	82,600	2,775,360
TE Connectivity Ltd.	26,600	1,211,364

		3,986,724
Energy Equipment & Services — 0.7%
Oceaneering International, Inc.	43,450	3,137,090
Food & Staples Retailing — 3.7%
CVS Caremark Corp.	209,050	11,953,479
Wal-Mart Stores, Inc.	67,875	5,056,009

		17,009,488
Health Care Equipment & Supplies — 0.7%
Abbott Laboratories	98,125	3,422,600
Health Care Providers & Services — 1.2%
McKesson Corp.	50,450	5,776,525

Common Stocks	Shares	Value
Industrial Conglomerates — 3.2%
3M Co.	112,725	$12,326,479
General Electric Co.	107,000	2,481,330

		14,807,809
Insurance — 5.2%
Allied World Assurance Co. Holdings AG	2,700	247,077
American Financial Group, Inc.	5,300	259,223
American International Group, Inc. (a)	253,000	11,309,100
The Chubb Corp.	65,100	5,510,715
The Travelers Cos., Inc.	82,875	6,623,370

		23,949,485
Internet Software & Services — 3.8%
Google, Inc., Class A (a)	20,150	17,739,455
IT Services — 5.4%
Alliance Data Systems Corp. (a)	17,650	3,195,180
International Business Machines Corp.	20,650	3,946,421
Mastercard, Inc., Class A	20,900	12,007,050
Teradata Corp. (a)	111,900	5,620,737

		24,769,388
Life Sciences Tools & Services — 1.1%
Agilent Technologies, Inc.	121,200	5,182,512
Machinery — 1.9%
Cummins, Inc.	18,825	2,041,759
Ingersoll-Rand PLC	102,700	5,701,904
WABCO Holdings, Inc. (a)	15,900	1,187,571

		8,931,234
Media — 4.9%
Comcast Corp., Class A	247,400	10,361,112
News Corp., Class A	375,573	12,243,680

		22,604,792
Multiline Retail — 1.1%
Dillard’s, Inc., Class A	40,692	3,335,523
Macy’s, Inc.	12,243	587,664
Nordstrom, Inc.	19,800	1,186,812

		5,109,999
Oil, Gas & Consumable Fuels — 9.9%
Chevron Corp.	81,950	9,697,963
Exxon Mobil Corp.	110,775	10,008,521
Marathon Oil Corp.	159,575	5,518,103
Marathon Petroleum Corp.	109,554	7,784,907
PBF Energy, Inc.	112,571	2,915,589
Suncor Energy, Inc.	253,790	7,484,267
Tesoro Corp.	48,720	2,549,030

		45,958,380
Paper & Forest Products — 1.8%
Domtar Corp.	45,650	3,035,725
International Paper Co.	122,700	5,436,837

		8,472,562
Pharmaceuticals — 8.2%
AbbVie, Inc.	98,025	4,052,353
Eli Lilly & Co.	76,000	3,733,120
Johnson & Johnson	19,625	1,685,003
Merck & Co., Inc.	296,675	13,780,554
Pfizer, Inc.	528,200	14,794,882

		38,045,912
Semiconductors & Semiconductor Equipment — 1.7%
Applied Materials, Inc.	359,310	5,357,312

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	5

Schedule of Investments (continued)	BlackRock Large Cap Core V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
Teradyne, Inc. (a)(b)	142,200	$2,498,454

		7,855,766
Software — 5.4%
Activision Blizzard, Inc.	241,700	3,446,642
CA, Inc.	46,575	1,333,442
Microsoft Corp.	323,850	11,182,541
Oracle Corp.	248,700	7,640,064
Symantec Corp.	69,100	1,552,677

		25,155,366
Specialty Retail — 4.1%
Lowe’s Cos., Inc.	264,000	10,797,600
Ross Stores, Inc.	129,300	8,379,933

		19,177,533
Textiles, Apparel & Luxury Goods — 0.9%
NIKE, Inc., Class B	66,707	4,247,902
Tobacco — 1.3%
Philip Morris International, Inc.	69,650	6,033,083
Total Long-Term Investments (Cost — $383,536,167) — 98.4%		455,588,718

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (c)(d)	7,726,323	$7,726,323
	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.21% (c)(d)(e)	$2,534	2,534,004
Total Short-Term Securities (Cost — $10,260,327) — 2.2%		10,260,327
Total Investments (Cost — $393,796,494) — 100.6%		465,849,045
Liabilities in Excess of Other Assets — (0.6)%		(2,821,866)

Net Assets — 100.0%		$463,027,179

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity	Shares/Beneficial Interest Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,864,862	1,861,461	7,726,323	$2,275
BlackRock Liquidity Series LLC, Money Market Series	$5,422,350	$(2,888,346)	$2,534,004	$5,940

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs tp valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (concluded)	BlackRock Large Cap Core V.I. Fund

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$455,588,718	—	—	$455,588,718
Short-Term Securities	7,726,323	$2,534,004	—	10,260,327
Total	$463,315,041	$2,534,004	—	$465,849,045

[1]	See above Schedule of Investments for values in each industry.

Certain of the Fund’s liabilities are held at carrying amount which approximates fair value for financial statement purposes. Collateral on securities loaned at value in the amount of $2,534,004 is categorized as Level 2 within the disclosure hierarchy as of June 30, 2013.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	7

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)	BlackRock Large Cap Core V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $2,473,469) (cost — $383,536,167)	$455,588,718
Investments at value — affiliated (cost — $10,260,327)	10,260,327
Investments sold receivable	476,121
Capital shares sold receivable	46,448
Dividends receivable	470,250
Receivable from Manager	46,535
Securities lending income receivable — affiliated	1,959
Prepaid expenses	2,958

Total assets	466,893,316

Liabilities
Collateral on securities loaned at value	2,534,004
Investments purchased payable	591,036
Capital shares redeemed payable	263,683
Investment advisory fees payable	178,713
Distribution fees payable	53,279
Other affiliates payable	2,690
Officer’s and Directors’ fees payable	2,369
Other accrued expenses payable	240,363

Total liabilities	3,866,137

Net Assets	$463,027,179

Net Assets Consist of
Paid-in capital	$410,774,616
Undistributed net investment income	2,400,165
Accumulated net realized loss	(22,200,153)
Net unrealized appreciation/depreciation	72,052,551

Net Assets	$463,027,179

Net Asset Value
Class I — Based on net assets of $199,105,488 and 6,951,161 shares outstanding, 200 million shares authorized, $0.10 par value	$28.64

Class II — Based on net assets of $5,989,537 and 209,168 shares outstanding, 100 million shares authorized, $0.10 par value	$28.64

Class III — Based on net assets of $257,932,154 and 9,049,570 shares outstanding, 100 million shares authorized, $0.10 par value	$28.50

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)	BlackRock Large Cap Core V.I. Fund

Investment Income
Dividends — unaffiliated	$3,828,117
Securities lending — affiliated — net	5,940
Dividends — affiliated	2,275
Foreign taxes withheld	(12,497)

Total income	3,823,835

Expenses
Investment advisory	1,061,306
Distribution — Class II	3,760
Distribution — Class III	314,051
Transfer agent — Class I	197,947
Transfer agent — Class II	4,369
Transfer agent — Class III	235,870
Accounting services	46,343
Professional	26,698
Custodian	17,551
Officer and Directors	11,906
Printing	5,682
Miscellaneous	7,202

Total expenses	1,932,685
Less fees waived by Manager	(3,375)
Less transfer agent fees reimbursed — Class I	(139,046)
Less transfer agent fees reimbursed — Class II	(2,409)
Less transfer agent fees reimbursed — Class III	(124,190)

Total expenses after fees waived and reimbursed	1,663,665

Net investment income	2,160,170

Realized and Unrealized Gain
Net realized gain from investments	22,011,502
Net change in unrealized appreciation/depreciation on investments	26,975,158

Total realized and unrealized gain	48,986,660

Net Increase in Net Assets Resulting from Operations	$51,146,830

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	9

Statements of Changes in Net Assets

	BlackRock Large Cap Core V.I. Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$2,160,170	$5,739,672
Net realized gain	22,011,502	16,735,406
Net change in unrealized appreciation/depreciation	26,975,158	22,354,061

Net increase in net assets resulting from operations	51,146,830	44,829,139

Dividends to Shareholders From
Net investment income:
Class I	—	(2,785,553)[1]
Class I	—	(60,376)[1]
Class III	—	(2,838,335)[1]

Decrease in net assets resulting from dividends to shareholders	—	(5,684,264)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(15,973,114)	45,085,199

Net Assets
Total increase in net assets	35,173,716	84,230,074
Beginning of period	427,853,463	343,623,389

End of period	$463,027,179	$427,853,463

Undistributed net investment income	$2,400,165	$239,995

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Financial Highlights	BlackRock Large Cap Core V.I. Fund

	Class I
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$25.55	$23.00	$22.73	$21.04	$17.38	$29.75

Net investment income[1]	0.15	0.39	0.29	0.23	0.26	0.27
Net realized and unrealized gain (loss)	2.94	2.54	0.26	1.69	3.66	(11.80)

Net increase (decrease) from investment operations	3.09	2.93	0.55	1.92	3.92	(11.53)

Dividends and distributions from:
Net investment income	—	(0.38)[2]	(0.28)[2]	(0.23)[2]	(0.26)[2]	(0.31)[2]
Net realized gains	—	—	—	—	—	(0.53)[2]

Total dividends and distributions	—	(0.38)	(0.28)	(0.23)	(0.26)	(0.84)

Net asset value, end of period	$28.64	$25.55	$23.00	$22.73	$21.04	$17.38

Total Investment Return[3]
Based on net asset value	12.09%[4]	12.75%	2.40%	9.12%	22.54%	(38.75)%

Ratios to Average Net Assets
Total expenses	0.71%[5]	0.69%	0.56%	0.57%	0.62%	0.60%

Total expenses after fees waived and reimbursed	0.57%[5]	0.59%	0.56%	0.57%	0.62%	0.60%

Net investment income	1.10%[5]	1.56%	1.21%	1.10%	1.42%	1.12%

Supplemental Data
Net assets, end of period (000)	$199,105	$191,227	$193,953	$217,059	$228,900	$225,183

Portfolio turnover	24%	110%	101%	151%	165%	104%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	11

Financial Highlights (continued)	BlackRock Large Cap Core V.I. Fund

	Class II
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$25.56	$23.01	$22.74	$21.05	$17.40	$29.74

Net investment income[1]	0.13	0.35	0.23	0.21	0.23	0.21
Net realized and unrealized gain (loss)	2.95	2.54	0.27	1.68	3.66	(11.77)

Net increase (decrease) from investment operations	3.08	2.89	0.50	1.89	3.89	(11.56)

Dividends and distributions from:
Net investment income	—	(0.34)[2]	(0.23)[2]	(0.20)[2]	(0.24)[2]	(0.25)[2]
Net realized gains	—	—	—	—	—	(0.53)[2]

Total dividends and distributions	—	(0.34)	(0.23)	(0.20)	(0.24)	(0.78)

Net asset value, end of period	$28.64	$25.56	$23.01	$22.74	$21.05	$17.40

Total Investment Return[3]
Based on net asset value	12.05%[4]	12.59%	2.20%	8.98%	22.35%	(38.85)%

Ratios to Average Net Assets
Total expenses	0.84%[5]	0.85%	0.71%	0.72%	0.77%	0.74%

Total expenses after fees waived and reimbursed	0.74%[5]	0.74%	0.71%	0.72%	0.77%	0.74%

Net investment income	0.95%[5]	1.42%	1.00%	0.98%	1.20%	0.84%

Supplemental Data
Net assets, end of period (000)	$5,990	$4,603	$4,239	$8,026	$6,176	$1,644

Portfolio turnover	24%	110%	101%	151%	165%	104%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Financial Highlights (concluded)	BlackRock Large Cap Core V.I. Fund

	Class III
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,			Period January 27, 2009[1] to December 31, 2009
		2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$25.46	$22.92	$22.67	$21.00	$16.75

Net investment income[2]	0.11	0.32	0.25	0.20	0.21
Net realized and unrealized gain	2.93	2.54	0.23	1.66	4.28

Net increase from investment operations	3.04	2.86	0.48	1.86	4.49

Dividends from net investment income	—	(0.32)[3]	(0.23)[3]	(0.19)[3]	(0.24)[3]

Net asset value, end of period	$28.50	$25.46	$22.92	$22.67	$21.00

Total Investment Return[4]
Based on net asset value	11.94%[5]	12.49%	2.11%	8.88%	26.77%[5]

Ratios to Average Net Assets
Total expenses	0.95%[6]	0.94%	0.81%	0.82%	0.87%[6]

Total expenses after fees waived and reimbursed	0.85%[6]	0.87%	0.81%	0.82%	0.87%[6]

Net investment income	0.82%[6]	1.30%	1.05%	0.93%	1.10%[6]

Supplemental Data
Net assets, end of period (000)	$257,932	$232,024	$145,432	$80,779	$25,806

Portfolio turnover	24%	110%	101%	151%	165%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	13

Notes to Financial Statements (Unaudited)	BlackRock Large Cap Core V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The Company is organized as a Maryland corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Core V.I. Fund (the “Fund”). Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits,

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

The following table is a summary of the Fund’s open securities lending agreements by counterparty which are subject to offset under a MSLA as of June 30, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$2,473,469	$(2,473,469)	—

[1]

Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $2,534,004 has been received in connection with securities lending transactions.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2013, any securities on loan were collateralized by cash.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	15

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

The Company, on behalf of the Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.500%
$250 Million - $300 Million	0.450%
$300 Million - $400 Million	0.425%
Greater than $400 Million	0.400%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended June 30, 2013, the Fund reimbursed the Manager $2,172 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.05%
Class II	0.07%
Class III	0.08%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees reimbursed — class specific in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Company, on behalf of the Fund, received an exemptive order from the Securities Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2013, BIM received $389 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2013, were $108,013,420 and $119,746,740 respectively.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

6. Income Tax Information:

As of December 31, 2012, the Fund had a capital loss carryforward available to offset future realized capital gains of $40,812,047, all of which is due to expire December 31, 2017.

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$396,874,701

Gross unrealized appreciation	$77,821,875
Gross unrealized depreciation	(8,847,531)

Net unrealized appreciation	$68,974,344

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2013, the Fund invested a significant portion of its assets in securities in the financials and information technology sectors. Changes in economic conditions affecting the financials and information technology sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class l
Shares sold	12,230	$347,553	56,347	$1,403,162
Shares issued in reinvestment of dividends	—	—	110,994	2,785,553
Shares redeemed	(546,731)	(15,286,302)	(1,115,584)	(27,843,369)

Net decrease	(534,501)	$(14,938,749)	(948,243)	$(23,654,654)

Class ll
Shares sold	54,815	$1,555,717	60,573	$1,515,661
Shares issued in reinvestment of dividends	—	—	2,405	60,376
Shares redeemed	(25,734)	(693,184)	(67,103)	(1,689,572)

Net increase (decrease)	29,081	$862,533	(4,125)	$(113,535)

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	17

Notes to Financial Statements (concluded)	BlackRock Large Cap Core V.I. Fund

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class lll
Shares sold	297,752	$8,264,441	2,957,882	$73,563,043
Shares issued in reinvestment of dividends	—	—	113,512	2,838,335
Shares redeemed	(363,166)	(10,161,339)	(300,302)	(7,547,990)

Net increase (decrease)	(65,414)	$(1,896,898)	2,771,092	$68,853,388
Total Net Increase (Decrease)	(570,834)	$(15,973,114)	1,818,724	$45,085,199

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income dividend in the following amounts per share on July 19, 2013 to shareholders of record on July 17, 2013:

Class I	$0.014821
Class II	$0.014821
Class III	$0.014821

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACK ROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Large Cap Growth V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2013	BlackRock Large Cap Growth V.I. Fund

Investment Objective

BlackRock Large Cap Growth V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2013, the Fund underperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

•	Relative to the benchmark index, negative performance in the health care and energy sectors overshadowed positive results in industrials and materials.

•

Positioning within the health care sector was the largest detractor from performance. The Fund’s initial underexposure to biotechnology hurt relative performance as the industry rallied strongly. Although the Fund increased its allocation to biotechnology later in the period, this move proved untimely in the short run as a couple of these stocks subsequently declined. The Fund maintains its positioning in biotechnology for the long term given attractive valuations relative to the companies’ pipeline prospects. Within energy, the Fund’s non-benchmark holding in integrated oil & gas producer Suncor Energy, Inc. and overweight position in refiner PBF Energy, Inc. had a negative impact on relative results.

•

Contributing positively to relative results was stock selection in industrials, where an overweight in airline operator United Continental Holdings, Inc. provided the greatest benefit. Airline stocks performed well as strong demand, higher ticket prices and slimmed-down operations resulted in increased profits industry-wide. The Fund’s lack of exposure to poor-

performing machinery names in the benchmark proved beneficial as well. Within materials, an overweight in containerboard manufacturers boosted returns as top names Packaging Corp. of America and International Paper Co. benefited from industry consolidation. Holding no exposure to the poor-performing metals & mining industry also helped relative results.

Describe recent portfolio activity.

•

During the six-month period, the Fund significantly increased exposure to the health care sector, while also adding to positions in industrials and financials. Weightings in consumer staples, telecommunication services and information technology (“IT”) were reduced.

Describe portfolio positioning at period end.

•

At period end, the Fund was positioned with a bias toward domestic cyclical stocks given the recent valuation premium on defensive stocks and the relative strength of the US economy. This is not a permanent bias, but rather a function of bottom-up and top-down research based on the most current data. For ballast, the Fund maintained an overweight in health care, which has been cheaper than other defensive segments of the market and offers superior growth prospects. Relative to the Russell 1000® Growth Index, the Fund ended the period with its largest sector overweight in IT, while consumer staples was the most significant underweight.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Information Technology	31%
Consumer Discretionary	16
Health Care	14
Industrials	14
Consumer Staples	8
Financials	7
Materials	5
Energy	5

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

BlackRock Large Cap Growth V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. The returns for Class III Shares prior to May 19, 2004, the commencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares of the Fund and of Merrill Lynch Large Cap Growth V.I. fund of Mercury V.I. funds, Inc. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with a greater-than-average growth orientation.

Performance Summary for the Period Ended June 30, 2013
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	9.53%	13.78%	5.44%	6.40%
Class III[4]	9.49	13.49	5.19	6.14	[6]
Russell 1000® Growth Index	11.80	17.07	7.47	7.40

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to May 19, 2004, the commencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,095.30	$4.42	$1,000.00	$1,020.58	$4.26	0.85%
Class III	$1,000.00	$1,094.90	$5.71	$1,000.00	$1,019.34	$5.51	1.10%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	3

Disclosure of Expenses	BlackRock Large Cap Growth V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock Large Cap Growth V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.2%
The Boeing Co.	23,100	$2,366,364
Airlines — 2.2%
United Continental Holdings, Inc. (a)	76,266	2,386,363
Beverages — 1.5%
The Coca-Cola Co.	41,000	1,644,510
Biotechnology — 4.2%
Amgen, Inc.	16,600	1,637,756
Biogen Idec, Inc. (a)	4,530	974,856
Celgene Corp. (a)	8,450	987,889
Gilead Sciences, Inc. (a)	16,100	824,481
Quintiles Transnational Holdings, Inc. (a)	1,400	59,584

		4,484,566
Chemicals — 2.1%
CF Industries Holdings, Inc.	2,850	488,775
PPG Industries, Inc.	12,400	1,815,484

		2,304,259
Commercial Banks — 2.2%
U.S. Bancorp	64,300	2,324,445
Communications Equipment — 0.5%
QUALCOMM, Inc.	8,400	513,072
Computers & Peripherals — 6.3%
Apple, Inc.	11,850	4,693,548
EMC Corp.	90,800	2,144,696

		6,838,244
Construction & Engineering — 1.5%
Fluor Corp.	10,200	604,962
KBR, Inc.	32,200	1,046,500

		1,651,462
Consumer Finance — 2.2%
Discover Financial Services	50,800	2,420,112
Containers & Packaging — 1.9%
Packaging Corp. of America	42,617	2,086,528
Diversified Financial Services — 0.7%
The NASDAQ OMX Group, Inc.	22,800	747,612
Energy Equipment & Services — 1.3%
Oceaneering International, Inc.	18,800	1,357,360
Food & Staples Retailing — 4.6%
CVS Caremark Corp.	46,100	2,635,998
Wal-Mart Stores, Inc.	31,000	2,309,190

		4,945,188
Food Products — 0.5%
ConAgra Foods, Inc.	14,500	506,485
Health Care Equipment & Supplies — 1.6%
Abbott Laboratories	50,200	1,750,976
Health Care Providers & Services — 1.9%
McKesson Corp.	17,500	2,003,750
Industrial Conglomerates — 3.3%
3M Co.	32,400	3,542,940
Insurance — 1.5%
The Travelers Cos., Inc.	19,600	1,566,432
Internet Software & Services — 5.5%
Google, Inc., Class A (a)	6,775	5,964,507

Common Stocks	Shares	Value
IT Services — 9.3%
Alliance Data Systems Corp. (a)	9,300	$1,683,579
International Business Machines Corp. (b)	18,270	3,491,580
Mastercard, Inc., Class A	5,964	3,426,318
Teradata Corp. (a)	28,200	1,416,486

		10,017,963
Life Sciences Tools & Services — 1.4%
Agilent Technologies, Inc.	36,000	1,539,360
Machinery — 3.6%
Cummins, Inc.	9,000	976,140
Ingersoll-Rand PLC	32,100	1,782,192
Parker Hannifin Corp.	8,700	829,980
WABCO Holdings, Inc. (a)	4,100	306,229

		3,894,541
Media — 7.4%
Comcast Corp., Class A	60,900	2,550,492
John Wiley & Sons, Inc., Class A	9,200	368,828
News Corp., Class A	85,997	2,803,502
The Walt Disney Co.	35,500	2,241,825

		7,964,647
Multiline Retail — 0.6%
Dollar Tree, Inc. (a)	13,500	686,340
Oil, Gas & Consumable Fuels — 3.5%
Marathon Petroleum Corp.	13,900	987,734
PBF Energy, Inc.	27,724	718,052
Suncor Energy, Inc.	68,720	2,026,553

		3,732,339
Paper & Forest Products — 1.1%
International Paper Co.	26,800	1,187,508
Pharmaceuticals — 4.8%
AbbVie, Inc.	37,700	1,558,518
Bristol-Myers Squibb Co.	19,100	853,579
Eli Lilly & Co.	18,700	918,544
Merck & Co., Inc.	26,000	1,207,700
Warner Chilcott PLC, Class A	32,800	652,064

		5,190,405
Semiconductors & Semiconductor Equipment — 1.1%
Applied Materials, Inc.	39,800	593,418
Teradyne, Inc. (a)	34,400	604,408

		1,197,826
Software — 7.5%
Microsoft Corp.	143,000	4,937,790
Oracle Corp.	94,900	2,915,328
Symantec Corp.	12,200	274,134

		8,127,252
Specialty Retail — 6.1%
Lowe’s Cos., Inc.	55,900	2,286,310
Ross Stores, Inc.	32,500	2,106,325
TJX Cos., Inc.	42,760	2,140,566

		6,533,201
Textiles, Apparel & Luxury Goods — 1.8%
NIKE, Inc., Class B	22,437	1,428,788
VF Corp.	2,900	559,874

		1,988,662

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	5

Schedule of Investments (continued)	BlackRock Large Cap Growth V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Tobacco — 1.3%
Philip Morris International, Inc.	15,800	$1,368,596
Trading Companies & Distributors — 0.2%
MRC Global, Inc. (a)	9,258	255,706
Total Long-Term Investments (Cost — $90,367,767) — 97.4%		105,089,521

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (c)(d)	4,099,009	$4,099,009
Total Short-Term Securities (Cost — $4,099,009) — 3.8%		4,099,009
Total Investments (Cost — $94,466,776)		109,188,530
Liabilities in Excess of Other Assets — (1.2)%		(1,285,847)

Net Assets — 100.0%		$107,902,683

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(c)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity	Shares/Beneficial Interest Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,268,573	1,830,436	4,099,009	$939
BlackRock Liquidity Series LLC, Money Market Series	—	—	—	$227

(d)	Represents the current yield as of report date.

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration		Notional Value	Unrealized Depreciation
26	E-Mini S&P 500 Futures	Chicago Mercantile	September 2013	USD	2,079,090	$(32,162)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (concluded)	BlackRock Large Cap Growth V.I. Fund
(Percentages shown are based on Net Assets)

The following tables summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$105,089,521	—	—	$105,089,521
Short-Term Securities	4,099,009	—	—	4,099,009
Total	$109,188,530	—	—	$109,188,530

[1] See above Schedule of Investments for values in each industry.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(32,162)	—	—	$(32,162)

[2]	Derivative financial instruments are financial futures contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, cash pledged for financial futures contracts of $138,000 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	7

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)	BlackRock Large Cap Growth V.I. Fund

Assets
Investments at value — unaffiliated (cost — $90,367,767)	$105,089,521
Investments at value — affiliated (cost — $4,099,009)	4,099,009
Cash pledged for financial futures contracts	138,000
Capital shares sold receivable	9,048
Dividends receivable	95,443
Receivable from Manager	10,350
Securities lending income receivable — affiliated	113
Prepaid expenses	1,036

Total assets	109,442,520

Liabilities
Variation margin payable	9,490
Investments purchased payable	1,357,092
Capital shares redeemed payable	34,338
Investment advisory fees payable	58,284
Distribution fees payable	2,837
Officer’s and Directors’ fees payable	1,139
Other affiliates payable	789
Other accrued expenses payable	75,868

Total liabilities	1,539,837

Net Assets	$107,902,683

Net Assets Consist of
Paid-in capital	$86,766,213
Undistributed net investment income	398,813
Accumulated net realized gain	6,048,065
Net unrealized appreciation/depreciation	14,689,592

Net Assets	$107,902,683

Net Asset Value
Class I — Based on net assets of $93,874,083 and 7,425,243 shares outstanding, 100 million shares authorized, $0.10 par value	$12.64

Class III — Based on net assets of $14,028,600 and 1,115,254 shares outstanding, 100 million shares authorized, $0.10 par value	$12.58

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)	BlackRock Large Cap Growth V.I. Fund

Investment Income
Dividends — unaffiliated	$877,947
Dividends — affiliated	939
Securities lending — affiliated — net	227
Foreign taxes withheld	(3,275)

Total income	875,838

Expenses
Investment advisory	351,824
Distribution — Class III	16,123
Transfer agent — Class I	97,254
Transfer agent — Class III	11,717
Professional	28,746
Accounting services	14,226
Officer and Directors	8,809
Custodian	7,436
Printing	5,274
Miscellaneous	4,224

Total expenses	545,633
Less fees waived by Manager	(993)
Less transfer agent fees reimbursed — Class I	(60,833)
Less transfer agent fees reimbursed — Class III	(6,782)

Total expenses after fees waived and reimbursed	477,025

Net investment income	398,813

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	6,209,066
Financial futures contracts	(5,792)

6,203,274

Net change in unrealized appreciation/depreciation on:
Investments	3,331,444
Financial futures contracts	(32,162)

3,299,282

Total realized and unrealized gain	9,502,556

Net Increase in Net Assets Resulting from Operations	$9,901,369

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	9

Statements of Changes in Net Assets

	BlackRock Large Cap Growth V.I. Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$398,813	$1,449,807
Net realized gain	6,203,274	8,364,876
Net change in unrealized appreciation/depreciation	3,299,282	4,924,235

Net increase in net assets resulting from operations	9,901,369	14,738,918

Dividends and Distributions to Shareholders From
Net investment income:
Class I	—	(1,298,233)[1]
Class III	—	(137,356)[1]
Net realized gain:
Class I	—	(6,717,774)[1]
Class III	—	(846,205)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	—	(8,999,568)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(5,304,938)	(1,653,006)

Net Assets
Total increase in net assets	4,596,431	4,086,344
Beginning of period	103,306,252	99,219,908

End of period	$107,902,683	$103,306,252

Undistributed net investment income	$398,813	—

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Financial Highlights	BlackRock Large Cap Growth V.I. Fund

	Class I
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.54	$10.99	$10.84	$9.45	$7.49	$12.71

Net investment income[1]	0.05	0.17	0.09	0.07	0.05	0.05
Net realized and unrealized gain (loss)	1.05	1.48	0.19	1.38	1.96	(5.22)

Net increase (decrease) from investment operations	1.10	1.65	0.28	1.45	2.01	(5.17)

Dividends and distributions from:
Net investment income	—	(0.18)[2]	(0.10)[2]	(0.06)[2]	(0.05)[2]	(0.05)[2]
Net realized gain	—	(0.92)[2]	(0.03)[2]	—	—	—

Total dividends and distributions	—	(1.10)	(0.13)	(0.06)	(0.05)	(0.05)

Net asset value, end of period	$12.64	$11.54	$10.99	$10.84	$9.45	$7.49

Total Investment Return[3]
Based on net asset value	9.53%[4]	15.22%	2.55%	15.38%	26.81%	(40.70)%

Ratios to Average Net Assets
Total expenses	0.98%[5]	0.91%	0.78%	0.75%	0.77%	0.79%

Total expenses after fees waived and reimbursed	0.85%[5]	0.82%	0.78%	0.75%	0.77%	0.79%

Net investment income	0.77%[5]	1.38%	0.81%	0.67%	0.63%	0.45%

Supplemental Data
Net assets, end of period (000)	$93,874	$91,778	$90,543	$103,607	$159,615	$111,216

Portfolio turnover	23%	102%	106%	171%	167%	139%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	11

Financial Highlights (concluded)	BlackRock Large Cap Growth V.I. Fund

	Class III
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.49	$10.96	$10.81	$9.43	$7.47	$12.68

Net investment income[1]	0.03	0.14	0.07	0.05	0.03	0.02
Net realized and unrealized gain (loss)	1.06	1.46	0.19	1.37	1.96	(5.21)

Net increase (decrease) from investment operations	1.09	1.60	0.26	1.42	1.99	(5.19)

Dividends and distributions from:
Net investment income	—	(0.15)[2]	(0.08)[2]	(0.04)[2]	(0.03)[2]	(0.02)[2]
Net realized gain	—	(0.92)[2]	(0.03)[2]	—	—	—

Total dividends and distributions	—	(1.07)	(0.11)	(0.04)	(0.03)	(0.02)

Net asset value, end of period	$12.58	$11.49	$10.96	$10.81	$9.43	$7.47

Total Investment Return[3]
Based on net asset value	9.49%[4]	14.82%	2.33%	10.81%	26.63%	(40.89)%

Ratios to Average Net Assets
Total expenses	1.21%[5]	1.16%	1.03%	1.00%	1.02%	1.04%

Total expenses after fees waived and reimbursed	1.10%[5]	1.08%	1.03%	1.00%	1.02%	1.04%

Net investment income	0.52%[5]	1.16%	0.65%	0.48%	0.39%	0.23%

Supplemental Data
Net assets, end of period (000)	$14,029	$11,528	$8,677	$5,709	$3,438	$2,707

Portfolio turnover	23%	102%	106%	171%	167%	139%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (Unaudited)	BlackRock Large Cap Growth V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 seperate funds. The Company is organized as a Maryland corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Growth V.I. Fund (the “Fund”). Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sales price. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to

Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	13

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the Fund can reinvest cash collateral, or upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2013, any securities on loan were collateralized by cash.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2013
	Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized depreciation on financial futures contracts[1]	$(32,162)

1	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2013
Net Realized Loss From
Equity contracts:
Financial futures contracts	$(5,792)

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$(32,162)

For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	24
Average notional value of contracts purchased	$1,859,963

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange traded futures there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	15

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.65%
$1 Billion - $3 Billion	0.61%
$3 Billion - $5 Billion	0.59%
$5 Billion - $10 Billion	0.57%
Greater than $10 Billion	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended June 30, 2013, the Fund reimbursed the Manager $543 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the six months ended June 30, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.07%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees reimbursed-class specific in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Company, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2013, BIM received $0 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer & directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2013, the sale transactions from an affiliated fund in compliance with Rule 17a-7 of the 1940 Act was $146,134.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2013, were $24,166,279 and $30,702,227, respectively.

7. Income Tax Information:

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (concluded)	BlackRock Large Cap Growth V.I. Fund

Tax cost	$94,574,703

Gross unrealized appreciation	$16,946,324
Gross unrealized depreciation	(2,332,497)

Net unrealized appreciation	$14,613,827

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market

(market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2013, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class l
Shares sold	223,969	$2,704,367	331,811	$4,100,379
Shares issued in reinvestment of dividends and distributions	—	—	706,843	8,016,007
Shares redeemed	(755,173)	(9,400,373)	(1,318,000)	(16,298,158)

Net decrease	(531,204)	$(6,696,006)	(279,346)	$(4,181,772)

Class lll
Shares sold	185,126	$2,301,993	364,009	$4,487,918
Shares issued in reinvestment of dividends and distributions	—	—	87,114	983,561
Shares redeemed	(73,127)	(910,925)	(239,710)	(2,942,713)

Net increase	111,999	$1,391,068	211,413	$2,528,766
Total Net Decrease	(419,205)	$(5,304,938)	(67,933)	$(1,653,006)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	17

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACK ROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Large Cap Value V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2013	BlackRock Large Cap Value V.I. Fund

Investment Objective

BlackRock Large Cap Value V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2013, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•	Negative performance in the health care and energy sectors overshadowed positive results in industrials and materials.

•

Positioning within the health care sector was the largest detractor from performance, with weakness most pronounced in the pharmaceutical and health care providers & services segments. In pharmaceuticals, the Fund was underexposed to key benchmark constituent Johnson & Johnson, which surged over the period. An overweight in Eli Lilly & Co. also hurt performance as its share price sank in the latter half of the period on concerns regarding competitive dynamics in the diabetes market. Within providers & services, health insurer UnitedHealth Group Inc. had a negative impact. The Fund sold the stock due to concerns about possible cuts to Medicare Advantage reimbursement rates, which would significantly erode the company’s profitability. Its share price later rallied, however, as the Centers for Medicare and Medicaid Services reversed some of the rate changes. Within energy, the Fund’s non-benchmark holding in integrated oil & gas producer Suncor Energy, Inc. and overweight position in refiner PBF Energy, Inc. had a negative impact on relative results.

•	Contributing positively to relative results was stock selection in industrials, where an overweight in airline operator United Continental Holdings,

Inc. provided the greatest benefit. Airline stocks performed well as strong demand, higher ticket prices and slimmed-down operations resulted in increased profits industry-wide. An overweight in aerospace & defense holding The Boeing Co. also aided returns. Within materials, a lack of exposure to the poor-performing metals & mining industry was the most notable contributor, followed by an overweight in containerboard manufacturers, particularly Rock-Tenn Co., as industry consolidation has led to strong gains for these stocks.

Describe recent portfolio activity.

•	During the six-month period, the Fund considerably increased exposure to the financials and industrials sectors. Weightings in health care, consumer staples, utilities and materials were reduced.

Describe portfolio positioning at period end.

•

At period end, the Fund was positioned with a bias toward domestic cyclical stocks given the recent valuation premium on defensive stocks and the relative strength of the US economy. This is not a permanent bias, but rather a function of bottom-up and top-down research based on the most current data. For ballast, the Fund maintained exposure to health care, which has been cheaper than other defensive segments of the market and offers superior growth prospects. Relative to the Russell 1000® Value Index, the Fund ended the period with its largest sector overweights in industrials and financials, while utilities and consumer staples were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Financials	32%
Energy	16
Industrials	13
Health Care	12
Consumer Discretionary	9
Information Technology	9
Consumer Staples	4
Materials	4
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

BlackRock Large Cap Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies located in the United States included at the time of purchase in the Russell 1000® Value Index.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

[3]	This unmanaged index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended June 30, 2013
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]		10 Years[5]
Class I4	14.45%	24.16%	2.47%		7.66%
Class II4	14.33	23.91	2.30		7.52	[6]
Class III[4]	14.26	23.82	2.11	[6]	7.33	[6]
Russell 1000® Value Index	15.90	25.32	6.67		7.79

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,144.50	$4.20	$1,000.00	$1,020.88	$3.96	0.79%
Class II	$1,000.00	$1,143.30	$5.21	$1,000.00	$1,019.93	$4.91	0.98%
Class III	$1,000.00	$1,142.60	$6.11	$1,000.00	$1,019.09	$5.76	1.15%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	3

Disclosure of Expenses	BlackRock Large Cap Value V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock Large Cap Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.0%
The Boeing Co.	14,800	$1,516,112
Raytheon Co.	11,825	781,869

		2,297,981
Airlines — 2.0%
United Continental Holdings, Inc. (a)	71,379	2,233,449
Auto Components — 1.4%
TRW Automotive Holdings Corp. (a)	23,100	1,534,764
Biotechnology — 0.1%
Quintiles Transnational Holdings, Inc. (a)	1,400	59,584
Capital Markets — 2.1%
The Goldman Sachs Group, Inc.	15,528	2,348,610
Chemicals — 0.4%
Cabot Corp.	10,724	401,292
Commercial Banks — 5.2%
Regions Financial Corp.	36,400	346,892
SunTrust Banks, Inc.	49,900	1,575,343
U.S. Bancorp	92,625	3,348,394
Wells Fargo & Co.	13,550	559,209

		5,829,838
Commercial Services & Supplies — 1.0%
Tyco International Ltd.	33,025	1,088,174
Communications Equipment — 0.8%
Brocade Communications Systems, Inc. (a)	58,800	338,688
Cisco Systems, Inc.	24,700	600,457

		939,145
Computers & Peripherals — 0.5%
Apple, Inc.	1,430	567,038
Construction & Engineering — 1.0%
KBR, Inc.	34,800	1,131,000
Consumer Finance — 2.5%
Discover Financial Services	59,225	2,821,479
Containers & Packaging — 1.0%
Packaging Corp. of America	9,100	445,536
Rock-Tenn Co., Class A	7,260	725,129

		1,170,665
Diversified Financial Services — 13.0%
Bank of America Corp.	332,400	4,274,664
Citigroup, Inc.	91,268	4,378,126
JPMorgan Chase & Co.	98,166	5,182,183
The NASDAQ OMX Group, Inc.	26,525	869,755

		14,704,728
Diversified Telecommunication Services — 1.1%
AT&T Inc.	33,600	1,189,440
Electronic Equipment, Instruments & Components — 1.0%
Avnet, Inc. (a)	25,000	840,000
TE Connectivity Ltd.	6,500	296,010

		1,136,010
Food & Staples Retailing — 3.5%
CVS Caremark Corp.	55,675	3,183,497
Wal-Mart Stores, Inc.	10,600	789,594

		3,973,091
Health Care Equipment & Supplies — 0.7%
Abbott Laboratories	23,000	802,240
Health Care Providers & Services — 0.9%
McKesson Corp.	9,000	1,030,500

Common Stocks	Shares	Value
Household Products — 0.4%
The Procter & Gamble Co.	6,300	$485,037
Industrial Conglomerates — 3.9%
3M Co.	23,675	2,588,861
General Electric Co.	75,675	1,754,903

		4,343,764
Insurance — 8.7%
Allied World Assurance Co. Holdings AG	4,300	393,493
American Financial Group, Inc.	27,000	1,320,570
American International Group, Inc. (a)	66,200	2,959,140
Berkshire Hathaway, Inc., Class B (a)	4,665	522,107
The Chubb Corp.	18,425	1,559,676
HCC Insurance Holdings, Inc.	21,325	919,321
The Travelers Cos., Inc.	27,400	2,189,808

		9,864,115
IT Services — 0.8%
DST Systems, Inc.	9,800	640,234
Total System Services, Inc.	9,700	237,456

		877,690
Machinery — 2.6%
Ingersoll-Rand PLC	42,100	2,337,392
Oshkosh Corp. (a)	15,000	569,550

		2,906,942
Media — 4.7%
Comcast Corp., Class A	64,400	2,697,072
News Corp., Class A	79,916	2,605,262

		5,302,334
Multiline Retail — 0.9%
Dillard’s, Inc., Class A	10,688	876,095
Macy’s, Inc.	3,347	160,656

		1,036,751
Oil, Gas & Consumable Fuels — 15.8%
Chevron Corp.	44,950	5,319,383
Exxon Mobil Corp.	57,500	5,195,125
Marathon Oil Corp.	45,900	1,587,222
Marathon Petroleum Corp.	28,959	2,057,826
PBF Energy, Inc.	28,896	748,406
Suncor Energy, Inc.	75,695	2,232,246
Tesoro Corp.	13,489	705,744

		17,845,952
Paper & Forest Products — 2.3%
Domtar Corp.	14,925	992,513
International Paper Co.	36,300	1,608,453

		2,600,966
Pharmaceuticals — 10.3%
AbbVie, Inc.	17,200	711,048
Eli Lilly & Co.	24,825	1,219,404
Johnson & Johnson	3,075	264,019
Merck & Co., Inc.	91,675	4,258,304
Pfizer, Inc.	186,100	5,212,661

		11,665,436
Semiconductors & Semiconductor Equipment — 1.9%
Applied Materials, Inc.	95,310	1,421,072
Teradyne, Inc. (a)(b)	38,200	671,174

		2,092,246
Software — 3.8%
Activision Blizzard, Inc.	61,600	878,416

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	5

Schedule of Investments (continued)	BlackRock Large Cap Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Software (concluded)
CA, Inc.	25,400	$727,202
Microsoft Corp.	27,200	939,216
Oracle Corp.	40,000	1,228,800
Symantec Corp.	21,000	471,870

		4,245,504
Specialty Retail — 2.0%
Lowe’s Cos., Inc.	56,200	2,298,580
Total Long-Term Investments (Cost — $89,540,531) — 98.3%		110,824,345

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (c)(d)	3,455,642	$3,455,642

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.21% (c)(d)(e)	$631	630,828
Total Short-Term Securities (Cost — $4,086,470) — 3.6%		4,086,470
Total Investments (Cost — $93,627,001) — 101.9%		114,910,815
Liabilities in Excess of Other Assets — (1.9)%		(2,163,517)

Net Assets — 100.0%		$112,747,298

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity	Shares/Beneficial Interest Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	748,306	2,707,336	3,455,642	$1,636
BlackRock Liquidity Series LLC, Money Market Series	—	$630,828	$630,828	$2,669

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration		Notional Value	Unrealized Depreciation
11	E-Mini S&P 500 Futures	Chicago Mercantile	September 2013	USD	879,615	$(13,607)
2	E-Mini S&P 500 Futures	Chicago Mercantile	September 2013	USD	159,930	(606)
Total						$(14,213)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (concluded)	BlackRock Large Cap Value V.I. Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments please refer to Note 2 of the Notes to Financial Statements.

The following tables summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$110,824,345	—	—	$110,824,345
Short-Term Securities	3,455,642	$630,828	—	4,086,470
Total	$114,279,987	$630,828	—	$114,910,815

[1] See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(14,213)	—	—	$(14,213)

[2] Derivative financial instruments are financial futures contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount which approximates fair value for financial statement purposes. As of June 30, 2013, cash pledged for financial futures contracts of $118,000 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	7

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)	BlackRock Large Cap Value V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $615,758) (cost — $89,540,531)	$110,824,345
Investments at value — affiliated (cost — $4,086,470)	4,086,470
Cash pledged for financial futures contracts	118,000
Investments sold receivable	653,450
Capital shares sold receivable	53
Dividends receivable	107,626
Receivable from Manager	16,305
Securities lending income receivable — affiliated	23
Prepaid expenses	1,391

Total assets	115,807,663

Liabilities
Collateral on securities loaned at value	630,828
Variation margin payable	4,745
Investments purchased payable	2,215,906
Capital shares redeemed payable	64,580
Investment advisory fees payable	60,831
Officer’s and Directors’ fees payable	1,176
Distribution fees payable	889
Other affiliates payable	830
Other accrued expenses payable	80,580

Total liabilities	3,060,365

Net Assets	$112,747,298

Net Assets Consist of
Paid-in capital	$88,040,822
Undistributed net investment income	671,815
Accumulated net realized gain	2,765,060
Net unrealized appreciation/depreciation	21,269,601

Net Assets	$112,747,298

Net Asset Value
Class I — Based on net assets of $106,463,207 and 8,669,494 shares outstanding, 100 million shares authorized, $0.10 par value	$12.28

Class II — Based on net assets of $4,884,279 and 397,345 shares outstanding, 100 million shares authorized, $0.10 par value	$12.29

Class III — Based on net assets of $1,399,812 and 114,940 shares outstanding, 100 million shares authorized, $0.10 par value	$12.18

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)	BlackRock Large Cap Value V.I. Fund

Investment Income
Dividends — unaffiliated	$1,030,394
Securities lending — affiliated — net	2,669
Dividends — affiliated	1,636
Foreign taxes withheld	(3,423)

Total income	1,031,276

Expenses
Investment advisory	415,794
Distribution — Class II	3,381
Distribution — Class III	1,640
Transfer agent — Class I	100,912
Transfer agent — Class II	4,733
Transfer agent — Class III	1,210
Professional	30,159
Accounting services	14,282
Custodian	10,023
Officer and Directors	8,808
Printing	4,803
Miscellaneous	4,551

Total expenses	600,296
Less fees waived by Manager	(56,865)
Less transfer agent fees reimbursed — Class I	(96,956)
Less transfer agent fees reimbursed — Class II	(3,581)
Less transfer agent fees reimbursed — Class III	(482)

Total expenses after fees waived and reimbursed	442,412

Net investment income	588,864

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,784,676
Financial futures contracts	(11,755)

4,772,921

Net change in unrealized appreciation/depreciation on:
Investments	9,379,006
Financial futures contracts	(14,213)

9,364,793

Total realized and unrealized gain	14,137,714

Net Increase in Net Assets Resulting from Operations	$14,726,578

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	9

Statements of Changes in Net Assets

	BlackRock Large Cap Value V.I. Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$588,864	$1,482,888
Net realized gain	4,772,921	9,210,947
Net change in unrealized appreciation/depreciation	9,364,793	2,663,300

Net increase in net assets resulting from operations	14,726,578	13,357,135

Dividends to Shareholders From
Net investment income:
Class I	—	(1,434,472)[1]
Class I	—	(46,529)[1]
Class III	—	(11,056)[1]

Decrease in net assets resulting from dividends to shareholders	—	(1,492,057)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(4,405,972)	(11,737,652)

Net Assets
Total increase in net assets	10,320,606	127,426
Beginning of period	102,426,692	102,299,266

End of period	$112,747,298	$102,426,692

Undistributed net investment income	$671,815	$82,951

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Financial Highlights	BlackRock Large Cap Value V.I. Fund

	Class I
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.73	$9.59	$9.80	$9.13	$8.11	$13.32

Net investment income[1]	0.06	0.15	0.12	0.10	0.13	0.13
Net realized and unrealized gain (loss)	1.49	1.15	(0.19)	0.68	1.03	(5.09)

Net increase (decrease) from investment operations	1.55	1.30	(0.07)	0.78	1.16	(4.96)

Dividends and distributions from:
Net investment income	—	(0.16)[2]	(0.14)[2]	(0.11)[2]	(0.14)[2]	(0.09)[2]
Net realized gain	—	—	—	—	—	(0.16)[2]

Total dividends and distributions	—	(0.16)	(0.14)	(0.11)	(0.14)	(0.25)

Net asset value, end of period	$12.28	$10.73	$9.59	$9.80	$9.13	$8.11

Total Investment Return[3]
Based on net asset value	14.45%[4]	13.58%	(0.76)%	8.61%	14.33%	(37.26)%

Ratios to Average Net Assets
Total expenses	1.07%[5]	1.01%	0.88%	0.86%	0.89%	0.91%

Total expenses after fees waived and reimbursed	0.79%[5]	0.82%	0.88%	0.86%	0.89%	0.91%

Net investment income	1.07%[5]	1.41%	1.13%	1.08%	1.66%	1.17%

Supplemental Data
Net assets, end of period (000)	$106,463	$97,758	$98,462	$121,090	$137,262	$149,944

Portfolio turnover	25%	114%	117%	161%	143%	117%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	11

Financial Highlights (continued)	BlackRock Large Cap Value V.I. Fund

	Class II
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.75	$9.60	$9.81	$9.14	$8.12	$13.34

Net investment income[1]	0.05	0.12	0.11	0.09	0.12	0.11
Net realized and unrealized gain (loss)	1.49	1.16	(0.19)	0.68	1.03	(5.10)

Net increase (decrease) from investment operations	1.54	1.28	(0.08)	0.77	1.15	(4.99)

Dividends and distributions from:
Net investment income	—	(0.13)[2]	(0.13)[2]	(0.10)[2]	(0.13)[2]	(0.07)[2]
Net realized gain	—	—	—	—	—	(0.16)[2]

Total dividends and distributions	—	(0.13)	(0.13)	(0.10)	(0.13)	(0.23)

Net asset value, end of period	$12.29	$10.75	$9.60	$9.81	$9.14	$8.12

Total Investment Return[3]
Based on net asset value	14.33%[4]	13.35%	(0.89)%	8.47%	14.19%	(37.38)%

Ratios to Average Net Assets
Total expenses	1.25%[5]	1.18%	1.03%	1.01%	1.05%	1.06%

Total expenses after fees waived and reimbursed	0.98%[5]	1.00%	1.03%	1.00%	1.05%	1.06%

Net investment income	0.87%[5]	1.22%	0.99%	0.96%	1.40%	0.98%

Supplemental Data
Net assets, end of period (000)	$4,884	$3,682	$2,909	$2,239	$1,899	$494

Portfolio turnover	25%	114%	117%	161%	143%	117%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Financial Highlights (concluded)	BlackRock Large Cap Value V.I. Fund

	Class III
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,			Period January 27, 2009[1] to December 31, 2009
		2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$10.66	$9.52	$9.74	$9.07	$7.63

Net investment income[2]	0.04	0.12	0.10	0.08	0.08
Net realized and unrealized gain (loss)	1.48	1.14	(0.20)	0.69	1.50

Net increase from investment operations	1.52	1.26	(0.10)	0.77	1.58

Dividends and distributions from:
Net investment income	—	(0.12)[3]	(0.12)[3]	(0.10)[3]	(0.14)[3]
Net realized gain	—	—	—	—	—

Total dividends and distributions	—	(0.12)	(0.12)	(0.10)	(0.14)

Net asset value, end of period	$12.18	$10.66	$9.52	$9.74	$9.07

Total Investment Return[4]
Based on net asset value	14.26%[5]	13.26%	(1.09)%	8.46%	20.67%[5]

Ratios to Average Net Assets
Total expenses	1.32%[6]	1.26%	1.13%	1.10%	1.15%[6]

Total expenses after fees waived and reimbursed	1.15%[6]	1.15%	1.13%	1.10%	1.15%[6]

Net investment income	0.71%[6]	1.13%	0.93%	0.85%	0.99%[6]

Supplemental Data
Net assets, end of period (000)	$1,400	$987	$928	$607	$212

Portfolio turnover	25%	114%	117%	161%	143%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	13

Notes to Financial Statements (Unaudited)	BlackRock Large Cap Value V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The Company is organized as a Maryland corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Value V.I. Fund (the “Fund”). Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sales price. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

The following table is a summary of the Fund’s open securities lending agreements by counterparty which are subject to offset under a MSLA as of June 30, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$615,758	$(615,758)	—

[1]

Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $630,828 has been received in connection with securities lending transactions.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”).

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	15

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2013
	Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized depreciation on financial futures contracts[1]	$(14,213)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2013
Net Realized Loss From
Equity contracts:
Financial futures contracts	$(11,755)

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$(14,213)

For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	7
Average notional value of contracts purchased	$519,773

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange traded futures there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2013, the amount included in fees waived by Manager was $1,426.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended June 30, 2013, the Fund reimbursed the Manager $543 for certain accounting services, which is shown as accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class II	0.05%
Class III	0.11%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees reimbursed-class specific in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. In addition BlackRock has voluntarily agreed to waive 0.10% of its management fee. This amount is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2013, the amount included in fees waived by Manager was $55,439. These voluntary waivers and/or reimbursement may be reduced or discontinued at any time without notice.

The Company, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2013, BIM received $3,041 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer which is included in officer and directors in the Statement of Operations.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	17

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2013, were $26,775,044 and $31,901,619 respectively.

7. Income Tax Information:

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$95,858,944

Gross unrealized appreciation	$19,589,995
Gross unrealized depreciation	(538,124)

Net unrealized appreciation	$19,051,871

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2013, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class l
Shares sold	177,900	$2,159,539	200,594	$1,989,544
Shares issued in reinvestment of dividends	—	—	136,423	1,434,472
Shares redeemed	(621,731)	(7,459,906)	(1,492,225)	(15,352,968)

Net decrease	(443,831)	$(5,300,367)	(1,155,208)	$(11,928,952)

Class ll
Shares sold	187,135	$2,235,987	482,717	$4,856,518
Shares issued in reinvestment of dividends	—	—	4,429	46,529
Shares redeemed	(132,320)	(1,596,030)	(447,697)	(4,654,575)

Net increase	54,815	$639,957	39,449	$248,472

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (concluded)	BlackRock Large Cap Value V.I. Fund

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class lll
Shares sold	31,549	$366,233	46,968	$489,785
Shares issued in reinvestment of dividends	—	—	1,059	11,056
Shares redeemed	(9,199)	(111,795)	(52,934)	(558,013)

Net Increase (Decrease)	22,350	$254,438	(4,907)	$(57,172)
Total Net Decrease	(366,666)	$(4,405,972)	(1,120,666)	$(11,737,652)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income dividend in the following amounts per share on July 19, 2013 to shareholders of record on July 17, 2013:

Class I	$0.009091
Class II	$0.009091
Class III	$0.009091

The Fund paid a long-term capital gain distribution in the following amounts per share on July 19, 2013 to shareholders of record on July 17, 2013:

Class I	$0.024558
Class II	$0.024558
Class III	$0.024558

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	19

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACK ROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Managed Volatility V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2013	BlackRock Managed Volatility V.I. Fund

Investment Objective

BlackRock Managed Volatility V.I. Fund’s (the “Fund”) investment objective is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

Effective January 22, 2013, the Fund changed its name from “BlackRock Balanced Capital V.I. Fund” to “BlackRock Managed Volatility V.I. Fund” and changed its principal investment strategies. Under the new strategy, the Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments. The Fund may also invest a significant portion of its assets in affiliated and unaffiliated ETFs and mutual funds. In addition, the Fund changed the components of its customized weighted benchmark from the Russell 1000 Index (60%)/Barclays U.S. Aggregate Bond Index (40%) to the MSCI All Country World Index (60%)/Citi World Government Bond Index (hedged into USD) (40%). Effective May 31, 2013 the Fund changed its benchmark from the MSCI All Country World Index (60%)/Citigroup World Government Bond Index (hedged into USD) (40%) to MSCI All Country World Index (50%)/ Citigroup World Government Bond Index (hedged into USD) (50%). Fund management believes that this change in the weightings of the customized performance benchmark more accurately reflects the investment strategy of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2013, the Fund performed in line with its blended benchmark (50% MSCI All Country World Index/ 50% Citi World Government Bond Index (hedged into USD) and underperformed its former blended benchmarks (60% MSCI All Country World Index/40% Citi World Government Bond Index (hedged into USD) and (60% Russell 1000® Index/40% Barclays US Aggregate Bond Index). The following discussion of relative performance pertains to the relevant blended benchmark for each respective time period.

What factors influenced performance?

•

The Fund’s underperformance both before and after its strategy change relative to the former and current blended benchmark, respectively, was attributable to an overweight in emerging markets. Emerging markets significantly lagged developed markets during the period due to concerns about slowing growth in the larger developing countries, particularly China and Brazil, as well as concerns about investor outflows given expectations that global central banks would reduce monetary stimulus. The Fund’s overweight to Mexican equities especially hurt results as Mexico’s equity market underperformed emerging market equities broadly.

•

Prior to its change in investment strategy, the Fund benefited from its exposure to US equities, which rallied significantly at the start of 2013. After the strategy change, the Fund’s shift to an overweight in equities relative to fixed income contributed to overall performance as risk assets, particularly equities, continued to trend higher during the period. Core fixed income, however, sold off sharply due to rising interest rates in May and June.

•

Within equities, a bias toward domestic equities was a large contributor to relative results as US equities significantly outperformed international equities in a strong regional divergence. Within international equities, the Fund’s overweights in Germany and Japan had a positive impact on results as these markets outperformed broader international equities. In US stocks, an overweight in financials boosted returns as the sector benefited from improving economic data and a robust housing recovery. Within fixed income, an overweight to high yield contributed positively to performance as credit spreads tightened during most of the period.

Describe recent portfolio activity.

•

In the beginning of the period, the Fund decreased its equity position in favor of cash as a means of reducing overall portfolio risk amid several macro uncertainties in the United States and abroad. As it subsequently appeared that loose monetary policy would remain in place, the Fund rotated out of cash into short-term investment grade credit to increase return potential while maintaining an overall lower risk profile.

•

Within equities, the Fund reduced exposure to emerging markets in light of deteriorating growth prospects in the larger developing countries and the continued underperformance of these assets relative to developed equity markets. The Fund used these proceeds largely to increase its allocation to US equities, however, the Fund also initiated a position in Mexican equities predicated on the view that the nation’s strong demographic and labor trends, proximity and ties to US market strength, and accommodative monetary policy would ultimately drive outperformance relative to the broader emerging markets. In developed markets, the Fund initiated a position in US financials in the belief that the sector would benefit from continued signs of a rebound in the housing market. The Fund also added exposure to Japanese equities on the heels of unprecedented economic stimulus from the Bank of Japan while the nation’s equity market continued to rise. In early May, considering the sharp rise in US equities in the first several months of the year, the Fund purchased put options on the S&P 500 Index to hedge the risk of a near term pull-back in equity markets. Toward the end of May, the Fund closed its position in high yield debt as credit spreads had reached record-low levels.

•

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund.

•	The Fund held a cash balance to cover its derivative positions. The Fund’s notional cash exposure did not have a material impact on performance.

Describe portfolio positioning at period end.

•	Relative to the blended benchmark, the Fund ended the period overweight in equities and underweight in fixed income.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Investment Companies	68%
Common Stocks	31
Non-Agency Mortgage-Backed Securities	1

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

BlackRock Managed Volatility V.I. Fund

Total Return Based on a $10,000 Investment

[1]   Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The Fund’s total returns prior to January 22, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock Balanced Capital V.I. Fund.

[2]   The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market investments.

[3]   This is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.

[4]	A market capitalization weighted bond index consisting of government bond markets of 23 countries including the United States.

[5]

This customized weighted index is comprised of the returns of the 50% MSCI ACWI/50% Citigroup WGBI (hedged into USD). Effective May 31, 2013, the Fund now uses this index as its benchmark rather than 60% MSCI ACWI/40% Citigroup WGBI (hedged in USD) Index because Fund management believes it is more relevant to the Fund’s new investment strategies.

[6]

This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the total market capitalization of the Russell 3000® Index.

[7]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

[8]

This customized weighted index is comprised of the returns of the 60% Russell 1000® Index/40% Barclays US Aggregate Bond Index. Effective January 22, 2013, the Fund no longer used this as its benchmark and instead used 60% MSCI ACWI/40% Citigroup WGBI (hedged in USD) as its benchmark.

Performance Summary for the Period Ended June 30, 2013
		Average Annual Total Returns
	6-Month Total Returns[10]	1 Year[10]	5 Years[10]	10 Years[10]
Class I9	2.71%	7.85%	3.12%	5.06%
50% MSCI ACWI/50% Citigroup WGBI (hedged into USD)	2.70	8.93	4.04	6.22
MSCI ACWI	6.05	16.57	2.30	7.59
Citigroup WGBI (hedged into USD)	(0.62)	1.65	4.51	4.05
60% MSCI ACWI/40% Citigroup WGBI (hedged into USD)	3.37	10.42	3.79	6.56
Barclays US Aggregate Bond Index	(2.44)	(0.69)	5.19	4.52
Russell 1000® Index	13.91	21.24	7.12	7.67
60% Russell 1000® Index/40% Barclays US Aggregate Bond Index	7.15	12.05	6.80	6.70

[9]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to January 22, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock Balanced Capital V.I. Fund.

[10]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[12]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[11]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[11]	Annualized Expense Ratio
Class I	$1,000.00	$1,027.10	$6.28	$1,000.00	$1,018.60	$6.26	1.25%

[11]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[12]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	3

Disclosure of Expenses	BlackRock Managed Volatility V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges and; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance its yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained through leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Fund’s debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage and borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Derivative Financial Instruments	BlackRock Managed Volatility V.I. Fund

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	5

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock Managed Volatility V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Countrywide Asset-Backed Certificates, Series 2004-5, Class A, 1.09%, 10/25/34 (a)	USD	7	$6,932
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class A2MZ, 0.79%, 12/25/34 (a)		8	7,100
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.45%, 6/25/35 (a)		21	20,393
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.47%, 4/25/35 (a)		4	3,582
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, 1.69%, 9/25/34 (a)		16	11,980
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.49%, 1/25/35 (a)		18	15,276
Total Asset-Backed Securities — 0.3%			65,263

Common Stocks	Shares
Aerospace & Defense — 0.5%
General Dynamics Corp.		562	44,022
Spirit AeroSystems Holdings, Inc., Class A (b)		553	11,878
TransDigm Group, Inc.		56	8,779
Triumph Group, Inc.		679	53,743

			118,422
Air Freight & Logistics — 0.0%
Expeditors International of Washington, Inc.		219	8,324
Auto Components — 0.2%
Lear Corp.		915	55,321
Beverages — 0.6%
Beam, Inc.		874	55,158
The Coca-Cola Co.		196	7,862
Coca-Cola Enterprises, Inc.		807	28,374
Dr. Pepper Snapple Group, Inc.		466	21,403
PepsiCo, Inc.		517	42,285

			155,082
Biotechnology — 0.7%
Amgen, Inc.		805	79,421
Biogen Idec, Inc. (b)		55	11,836
Celgene Corp. (b)		583	68,159

			159,416
Building Products — 0.0%
Ply Gem Holdings, Inc. (b)		29	582

Common Stocks	Shares	Value
Capital Markets — 0.2%
Franklin Resources, Inc.	54	$7,345
The Goldman Sachs Group, Inc.	197	29,796
Raymond James Financial, Inc.	62	2,665
SEI Investments Co.	248	7,051

		46,857
Chemicals — 0.6%
Cytec Industries, Inc.	66	4,835
Eastman Chemical Co.	626	43,826
LyondellBasell Industries NV, Class A	626	41,479
Monsanto Co.	455	44,954

		135,094
Commercial Banks — 0.3%
BOK Financial Corp.	91	5,829
U.S. Bancorp	773	27,944
Wells Fargo & Co.	1,007	41,559

		75,332
Commercial Services & Supplies — 0.1%
The ADT Corp.	524	20,881
Communications Equipment — 0.6%
Cisco Systems, Inc.	3,935	95,660
QUALCOMM, Inc.	954	58,270

		153,930
Computers & Peripherals — 0.9%
Apple, Inc.	483	191,307
Dell, Inc.	556	7,423
Hewlett-Packard Co.	814	20,187

		218,917
Construction & Engineering — 0.0%
Quanta Services, Inc. (b)	284	7,515
Consumer Finance — 0.2%
Capital One Financial Corp.	571	35,864
Containers & Packaging — 0.0%
Owens-Illinois, Inc. (b)	270	7,503
Diversified Consumer Services — 0.1%
Service Corp. International	1,451	26,162
Diversified Financial Services — 1.5%
Bank of America Corp.	1,849	23,778
Citigroup, Inc.	2,212	106,110
ING U.S., Inc. (b)	1,030	27,872
JPMorgan Chase & Co.	2,464	130,075
McGraw Hill Financial, Inc.	107	5,691
Moody’s Corp.	74	4,509
The NASDAQ OMX Group, Inc.	1,724	56,530

		354,565

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	CNY Chinese Yuan S&P Standard & Poor’s	USD US Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Managed Volatility V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Diversified Telecommunication Services — 0.6%
AT&T Inc.	1,568	$55,507
Verizon Communications, Inc.	1,964	98,868

		154,375
Electric Utilities — 0.4%
American Electric Power Co, Inc.	1,319	59,065
Xcel Energy, Inc.	1,051	29,785

		88,850
Electrical Equipment — 0.0%
Sensata Technologies Holding NV (b)	12	419
Energy Equipment & Services — 0.5%
National Oilwell Varco, Inc.	744	51,262
Schlumberger Ltd.	1,133	81,191

		132,453
Food & Staples Retailing — 0.3%
Costco Wholesale Corp.	160	17,691
CVS Caremark Corp.	772	44,143
The Kroger Co.	156	5,388
Safeway, Inc.	372	8,802

		76,024
Food Products — 0.1%
Kraft Foods Group, Inc.	95	5,308
Mead Johnson Nutrition Co.	319	25,274
Pinnacle Foods, Inc.	200	4,830

		35,412
Health Care Equipment & Supplies — 0.8%
Abbott Laboratories	2,018	70,388
Baxter International, Inc.	981	67,954
Sirona Dental Systems, Inc. (b)	156	10,277
Thoratec Corp. (b)	1,182	37,008

		185,627
Health Care Providers & Services — 0.4%
AmerisourceBergen Corp.	106	5,918
Cardinal Health, Inc.	810	38,232
Express Scripts Holding Co. (b)	336	20,728
HCA Holdings, Inc.	891	32,129
WellPoint, Inc.	69	5,647

		102,654
Hotels, Restaurants & Leisure — 0.2%
McDonald’s Corp.	450	44,550
Norwegian Cruise Line Holdings Ltd. (b)	278	8,426

		52,976
Household Durables — 0.1%
NVR, Inc. (b)	29	26,738
Household Products — 0.3%
Energizer Holdings, Inc.	98	9,850
The Procter & Gamble Co.	857	65,980

		75,830
Independent Power Producers & Energy Traders — 0.2%
AES Corp.	3,964	47,528
Industrial Conglomerates — 0.2%
General Electric Co.	1,591	36,895
Insurance — 1.0%
ACE Ltd.	717	64,157
The Allstate Corp.	1,293	62,219
Berkshire Hathaway, Inc., Class B (b)	208	23,279
CNA Financial Corp.	1,240	40,449
Fidelity National Financial, Inc., Class A	571	13,595

Common Stocks	Shares	Value
Insurance (concluded)
The Travelers Cos., Inc.	487	$38,921
White Mountains Insurance Group Ltd.	12	6,899

		249,519
Internet & Catalog Retail — 0.2%
priceline.com, Inc. (b)	64	52,936
Internet Software & Services — 0.7%
eBay, Inc. (b)	148	7,655
Google, Inc., Class A (b)	132	116,209
VeriSign, Inc. (b)	1,005	44,883

		168,747
IT Services — 0.6%
Amdocs Ltd.	1,379	51,147
Cognizant Technology Solutions Corp., Class A (b)	349	21,851
Computer Sciences Corp.	222	9,717
CoreLogic, Inc. (b)	1,380	31,975
International Business Machines Corp.	126	24,080
Total System Services, Inc.	219	5,361

		144,131
Life Sciences Tools & Services — 0.0%
Life Technologies Corp. (b)	65	4,811
Machinery — 0.4%
CNH Global NV	291	12,123
Cummins, Inc.	399	43,276
Valmont Industries, Inc.	363	51,942

		107,341
Marine — 0.2%
Matson, Inc.	1,609	40,225
Media — 1.0%
AMC Networks, Inc., Class A (b)	595	38,919
Comcast Corp., Class A	2,284	95,654
DIRECTV (b)	365	22,491
Lamar Advertising Co., Class A (b)	520	22,568
Liberty Media Corp., Class A (b)	212	26,873
Time Warner, Inc.	392	22,665
The Walt Disney Co.	252	15,914

		245,084
Multiline Retail — 0.2%
Dollar Tree, Inc. (b)	408	20,743
Target Corp.	375	25,823

		46,566
Oil, Gas & Consumable Fuels — 1.6%
Anadarko Petroleum Corp.	370	31,794
Chevron Corp.	292	34,555
ConocoPhillips	410	24,805
EOG Resources, Inc.	188	24,756
Exxon Mobil Corp.	2,282	206,179
Marathon Oil Corp.	1,004	34,718
Marathon Petroleum Corp.	652	46,331

		403,138
Pharmaceuticals — 1.5%
AbbVie, Inc.	1,763	72,882
Allergan, Inc.	747	62,927
Johnson & Johnson	813	69,804
Merck & Co., Inc.	2,030	94,293
Pfizer, Inc.	867	24,285
Warner Chilcott PLC, Class A	2,089	41,529

		365,720

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	7

Schedule of Investments (continued)	BlackRock Managed Volatility V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Professional Services — 0.2%
Equifax, Inc.	217	$12,788
Nielsen Holdings NV	746	25,058

		37,846
Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp.	705	51,585
CBL & Associates Properties, Inc.	508	10,881
Federal Realty Investment Trust	464	48,108
HCP, Inc.	433	19,676
Ventas, Inc.	111	7,710

		137,960
Road & Rail — 0.3%
Union Pacific Corp.	507	78,220
Semiconductors & Semiconductor Equipment — 0.3%
Avago Technologies Ltd.	59	2,205
First Solar, Inc. (b)	274	12,256
KLA-Tencor Corp.	109	6,075
Maxim Integrated Products, Inc.	528	14,668
NXP Semiconductor NV (b)	868	26,882

		62,086
Software — 0.9%
Activision Blizzard, Inc.	1,080	15,401
BMC Software, Inc. (b)	50	2,257
Check Point Software Technologies Ltd. (b)	85	4,223
Intuit, Inc.	843	51,448
Microsoft Corp.	2,429	83,873
Oracle Corp.	1,945	59,750
Rovi Corp. (b)	454	10,369

		227,321
Specialty Retail — 0.7%
American Eagle Outfitters, Inc.	484	8,838
CST Brands, Inc. (b)	740	22,800
Foot Locker, Inc.	326	11,452
The Home Depot, Inc.	748	57,948
Ross Stores, Inc.	631	40,895
Sears Hometown and Outlet Stores, Inc. (b)	528	23,084

		165,017
Textiles, Apparel & Luxury Goods — 0.2%
Coach, Inc.	226	12,902
NIKE, Inc., Class B	66	4,203
Ralph Lauren Corp.	201	34,922

		52,027
Tobacco — 0.3%
Lorillard, Inc.	881	38,482
Philip Morris International, Inc.	382	33,089

		71,571
Trading Companies & Distributors — 0.1%
Air Lease Corp.	581	16,030
MRC Global, Inc. (b)	704	19,444

		35,474
Water Utilities — 0.2%
American Water Works Co., Inc.	1,251	51,579
Wireless Telecommunication Services — 0.2%
Crown Castle International Corp. (b)	119	8,615
Telephone & Data Systems, Inc.	2,073	51,099

		59,714
Total Common Stocks — 22.0%		5,402,581

Investment Companies	Shares		Value
Financial Select Sector SPDR Fund		66,618	$1,298,385
iShares Barclays 1-3 Year Credit Bond Fund (c)		10,156	1,066,685
iShares Core Total U.S. Bond Market ETF (c)		24,611	2,638,299
iShares MSCI EAFE Index Fund (c)		18,186	1,043,513
iShares MSCI Emerging Markets Index Fund (c)		24,901	960,431
iShares MSCI Mexico Capped Investable Market Index Fund (c)		7,533	491,151
SPDR Barclays International Treasury Bond ETF		80,574	4,534,705
Total Investment Companies — 49.1%			12,033,169

Non-Agency Mortgage-Backed Securities	Par (000)
Collateralized Mortgage Obligations — 0.4%
Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 9/25/37	USD	39	29,723
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 2A1, 2.63%, 7/27/36 (a)(d)		34	33,761
Series 2011-5R, Class 2A1, 2.77%, 8/27/46 (a)(d)		28	25,281
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.99%, 11/25/34 (a)		7	6,670
Total Non-Agency Mortgage-Backed Securities — 0.4%			95,435
Total Long-Term Investments (Cost — $18,073,478) — 71.8%			17,596,448

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (c)(e)		4,911,115	4,911,115
Total Short-Term Securities (Cost — $4,911,115) — 20.0%			4,911,115
Options Purchased
(Cost — $48,048) — 0.2%			34,400
Total Investments (Cost — $23,032,641) — 92.0%			22,541,963
Other Assets Less Liabilities — 8.0%			1,967,323

Net Assets — 100.0%			$24,509,286

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Managed Volatility V.I. Fund

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Non-income producing security.

(c)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Shares Purchased		Shares Sold	Shares Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	397,476	4,513,639	[1]	—	4,911,115	$4,911,115	$882	—
iShares Barclays 1-3 Year Credit Bond Fund	—	17,612		(7,456)	10,156	$1,066,685	$5,900	$(1,680)
iShares Core Total U.S. Bond Market ETF	—	29,276		(4,665)	24,611	$2,638,299	$23,519	$(1,636)
iShares iBoxx $ High Yield Corporate Bond Fund	—	11,429		(11,429)	—	—	$16,715	$(10,180)
iShares MSCI EAFE Index Fund	—	34,905		(16,719)	18,186	$1,043,513	$20,941	$53,983
iShares MSCI EAFE Minimum Volatility Index Fund	—	9,795		(9,795)	—	—	—	$61,174
iShares MSCI Emerging Markets Index Fund	—	60,436		(35,535)	24,901	$960,431	$12,266	$(83,509)
iShares MSCI Emerging Markets Minimum Volatility Index Fund	—	8,812		(8,812)	—	—	—	$2,513
iShares MSCI Mexico Capped Investable Market Index Fund	—	14,944		(7,411)	7,533	$491,151	$3,449	$(16,451)
iShares MSCI USA Minimum Volatility Index Fund	—	17,911		(17,911)	—	—	$2,187	$66,322

[1]	Represents net shares purchased.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
5	DAX Index Futures	Eurex	September 2013	USD	1,296,192	$(37,503)
10	E-Mini NASDAQ 100 Index	Chicago Mercantile	September 2013	USD	580,250	(11,223)
26	E-Mini S&P 500® Index	Chicago Mercantile	September 2013	USD	2,079,025	(41,268)
19	Euro STOXX 50	Eurex	September 2013	USD	642,517	(20,074)
5	FTSE 100 Index	NYSE Liffe	September 2013	USD	468,569	(10,982)
17	Nikkei 225 Index	Osaka Securities	September 2013	USD	2,344,828	68,529
10	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2013	USD	1,265,625	(30,013)
(10)	E-Mini MSCI Emerging Markets Index	NYSE Liffe	September 2013	USD	(466,850)	1,649
(7)	Euro Currency	Chicago Mercantile	September 2013	USD	(1,139,512)	5,755
(21)	Japanese Yen Currency	Chicago Mercantile	September 2013	USD	(2,647,838)	(22,767)
Total						$(97,897)

•	Foreign currency exchange contracts as of June 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CNY	170,000	USD	26,767	Standard Chartered Bank	8/19/13	$808
USD	26,385	CNY	170,000	Credit Suisse AG	8/19/13	(1,190)
Total						$(382)

•	Exchange-traded options purchased as of June 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
S&P 500® Index	Put	USD	1,500.00	9/21/13	16	$34,400

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	9

Schedule of Investments (continued)	BlackRock Managed Volatility V.I. Fund

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$65,263	—	$65,263
Common Stocks	$5,402,581	—	—	5,402,581
Investment Companies	12,033,169	—	—	12,033,169
Non-Agency Mortgage-Backed Securities	—	70,154	$25,281	95,435
Short-Term Securities	4,911,115	—	—	4,911,115
Options Purchased:
Equity Contracts	34,400	—	—	34,400
Total	$22,381,265	$135,417	$25,281	$22,541,963

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$70,178	—	—	$70,178
Foreign currency exchange contracts	5,755	$808	—	6,563
Liabilities:
Equity contracts	(121,050)	—	—	(121,050)
Foreign currency exchange contracts	(22,767)	(1,190)	—	(23,957)
Interest rate contracts	(30,013)	—	—	(30,013)
Total	$(97,897)	$(382)	—	$(98,279)

[1]

Derivative financial instruments are financial futures contracts and foreign currency exchange contracts. Financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (concluded)	BlackRock Managed Volatility V.I. Fund

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,330,317	—	—	$1,330,317
Foreign currency at value	49,581	—	—	49,581
Cash pledged for financial futures contracts	669,000	—	—	669,000
Total	$2,048,898	—	—	$2,048,898

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	11

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)	BlackRock Managed Volatility V.I. Fund

Assets
Investments at value — unaffiliated (cost — $11,615,738)	$11,430,769
Investments at value — affiliated (cost — $11,416,903)	11,111,194
Cash	1,330,317
Cash pledged for financial futures contracts	669,000
Foreign currency at value (cost — $50,930)	49,581
Variation margin receivable	65,678
Investments sold receivable	70,032
Unrealized appreciation on foreign currency exchange contracts	808
Dividends receivable — affiliated	36,872
Dividends receivable — unaffiliated	11,079
Receivable from Manager	3,851
Interest receivable	334
Prepaid expenses	74
Other assets	82,001

Total assets	24,861,590

Liabilities
Investments purchased payable	81,937
Unrealized depreciation on foreign currency exchange contracts	1,190
Capital shares redeemed payable	213,460
Accounting fees payable	18,595
Investment advisory fees payable	4,848
Officer’s and Directors’ fees payable	988
Other affiliates payable	235
Other accrued expenses payable	31,051

Total liabilities	352,304

Net Assets	$24,509,286

Net Assets Consist of
Paid-in capital	$24,891,606
Undistributed net investment income	98,462
Accumulated net realized gain	104,159
Net unrealized appreciation/depreciation	(584,941)

Net Assets	$24,509,286

Net Asset Value
Class I — Based on net assets of $24,509,286 and 1,797,169 shares outstanding, 100 million shares authorized, $0.10 par value	$13.64

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)	BlackRock Managed Volatility V.I. Fund

Investment Income
Dividends — unaffiliated	$116,476
Dividends — affiliated	85,859
Interest	19,349
Foreign taxes withheld	(97)

Total income	221,587

Expenses
Investment advisory	70,310
Professional	47,982
Transfer agent	28,182
Custodian	21,390
Accounting services	20,057
Printing	11,335
Officer and Directors	7,924
Miscellaneous	6,604

Total expenses excluding interest expense	213,784
Interest expense	22

Total expenses	213,806
Less fees waived by Manager	(27,998)
Less transfer agent fees reimbursed	(25,525)

Total expenses after fees waived and/or reimbursed	160,283

Net investment income	61,304

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	3,137,875
Investments — affiliated	70,536
Financial futures contracts	124,359
Swaps	(107,165)
Foreign currency transactions	28,404

3,254,009

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(2,203,472)
Investments — affiliated	(305,709)
Options written	10,316
Financial futures contracts	(111,532)
Swaps	15,113
Foreign currency translations	(2,800)

(2,598,084)

Total realized and unrealized gain	655,925

Net Increase in Net Assets Resulting from Operations	$717,229

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	13

Statements of Changes in Net Assets

	BlackRock Managed Volatility V.I. Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$61,304	$400,862
Net realized gain	3,254,009	1,208,684
Net change in unrealized appreciation/depreciation	(2,598,084)	928,641

Net increase in net assets resulting from operations	717,229	2,538,187

Dividends to Shareholders From
Net investment income	—	(367,153)[1]

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(2,183,111)	(3,055,594)

Net Assets
Total decrease in net assets	(1,465,882)	(884,560)
Beginning of period	25,975,168	26,859,728

End of period	$24,509,286	$25,975,168

Undistributed net investment income	$98,462	$37,158

[1]	Dividends are determined in accordance with federal tax regulations.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Financial Highlights	BlackRock Managed Volatility V.I. Fund

	Class I
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$13.28	$12.26	$12.07	$11.30	$9.79	$14.16

Net investment income[1]	0.03	0.20	0.21	0.18	0.22	0.29
Net realized and unrealized gain (loss)	0.33	1.01	0.26	0.81	1.53	(4.35)

Net increase (decrease) from investment operations	0.36	1.21	0.47	0.99	1.75	(4.06)

Dividends from net investment income	—	(0.19)[2]	(0.28)[2]	(0.22)[2]	(0.24)[2]	(0.31)[2]

Net asset value, end of period	$13.64	$13.28	$12.26	$12.07	$11.30	$9.79

Total Investment Return[3]
Based on net asset value	2.71%[4]	9.88%	3.84%	8.76%	17.93%	(28.62)%

Ratios to Average Net Assets
Total expenses	1.67%[5]	1.36%	1.16%	1.14%	1.08%	0.92%

Total expenses after fees waived and/or reimbursed	1.25%[5]	1.22%	1.14%	1.14%	1.07%	0.92%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.25%[5]	1.22%	1.13%	1.10%	1.07%	0.90%

Net investment income	0.48%[5]	1.49%	1.71%	1.60%	2.19%	2.37%

Supplemental Data
Net assets, end of period (000)	$24,509	$25,975	$26,860	$29,641	$31,498	$32,191

Portfolio turnover	190%[6]	502%[7]	570%[8]	730%[9]	381%[10]	344%[11]

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 179%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 400%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 400%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 547%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 263%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 260%.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	15

Notes to Financial Statements (Unaudited)	BlackRock Managed Volatility V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Managed Volatility V.I. Fund (the “Fund”).

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts and swaps), or certain borrowings (e.g., reverse repurchase agreements), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	17

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investments in IOs.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (MRA), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be received or paid by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	19

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not or at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and

Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Fair Values of Derivative Financial Instruments as of June 30, 2013
Derivative Assets
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1] ; Unrealized appreciation on foreign currency exchange contracts	$6,563
Equity contracts	Net unrealized appreciation/depreciation[1] ; Investments at value - unaffiliated[2]	104,578

Total		$111,141

Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$30,013
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on foreign currency exchange contracts	23,957
Equity contracts	Net unrealized appreciation/depreciation[1]	121,050

Total		$175,020

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2013
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$39,435
Swaps	(18,109)
Options[1]	799
Foreign currency exchange contracts:
Financial futures contracts	166,654
Foreign currency transactions	13,017
Options[1]	143
Credit contracts:
Swaps	(88,948)
Equity contracts:
Financial futures contracts	(81,730)
Swaps	(108)
Options[1]	2,192

Total	$33,345

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(43,648)
Swaps	18,616
Options[1]	(991)
Foreign currency exchange contracts:
Financial futures contracts	(17,012)
Foreign currency transactions	(883)
Options[1]	(7,652)
Credit contracts:
Swaps	(3,503)
Equity contracts:
Financial futures contracts	(50,872)
Options[1]	(13,648)

Total	$(119,593)

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	74
Average number of contracts sold	27
Average notional value of contracts purchased	$6,311,586
Average notional value of contracts sold	$3,083,654
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	2
Average number of contracts - US dollars sold	2
Average US dollar amounts purchased	$53,599
Average US dollar amounts sold	$54,388
Options:
Average number of option contracts purchased	10
Average number of option contracts written	2
Average notional value of option contracts purchased	$1,670,000
Average notional value of option contracts written	$470,000
Credit default swaps:
Average number of contracts - buy protection	3
Average number of contracts - sell protection	3
Average notional value - buy protection	$151,000
Average notional value - sell protection	$85,000
Interest rate swaps:
Average number of contracts - pays fixed rate	3
Average notional value - pays fixed rate	$2,130,000
Total return swaps:
Average number of contracts	1
Average notional value	$1,521

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	21

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

written by the Fund does not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At June 30, 2013, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$65,678	—
Foreign currency exchange contracts	808	$1,190
Options	34,400	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	100,886	1,190

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(100,886)	(1,190)

Total assets and liabilities subject to a MNA	—	—

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.55%
$1 Billion - $3 Billion	0.52%
$3 Billion - $5 Billion	0.50%
$5 Billion - $10 Billion	0.48%
Greater than $10 Billion	0.47%

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), BlackRock (Hong Kong) Limited (“BHK”),

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

BlackRock Singapore Limited (“BRS”), and BlackRock Financial Management, Inc. (“BFM”), each an affiliate of the Manager. The Manager pays each sub-advisor, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, BlackRock has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock of its affiliates, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2013, the amount waived was $1,195.

For the six months ended June 30, 2013, the Fund reimbursed the Manager $181 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse such fees in order to limit such expenses to 0.00% of average daily net assets for Class I Shares.

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets is 1.25% for Class I Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice. In addition, BlackRock has contractually agreed to waive 0.05% of its management fee until May 1, 2014. This amount is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2013, the amount waived was $26,803.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2013, were $39,796,345 and $54,765,776, respectively.

Purchases and sales of US government securities for the six months ended June 30, 2013, were $2,565,684 and $2,708,145, respectively.

Purchases and sales of mortgage dollar rolls for the six months ended June 30, 2013, were $2,322,089 and $2,322,634, respectively.

Transactions in options written for the six months ended June 30, 2013 were as follows:

	Calls
	Notional (000)	Premiums Received
Outstanding options, beginning of period	650	$11,300
Options written	290	16,180
Options closed	(940)	(27,480)

Outstanding options, end of period	—	—

	Puts
Outstanding options, beginning of period	100	$1,867
Options written	8,315	2,175
Options closed	(8,415)	(4,042)

Outstanding options, end of period	—	—

7. Income Tax Information:

As of December 31, 2012, the Fund had a capital loss carryforward available to offset future realized capital gains of $2,996,806, all of which is due to expire December 31, 2017.

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$23,160,123

Gross unrealized appreciation	$350,407
Gross unrealized depreciation	(968,567)

Net unrealized depreciation	$(618,160)

8. Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	23

Notes to Financial Statements (concluded)	BlackRock Managed Volatility V.I. Fund

fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2013.

For the six months ended June 30, 2013, the average amount of transactions considered as borrowings from reverse repurchase agreements and the daily weighted average interest rates for the Fund were $213,258 and 0.02%, respectively.

9. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving

10. Capital Share Transactions:

Transactions in capital shares were as follows:

the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
Class I	Shares	Amount	Shares	Amount
Shares sold	2,733	$37,337	7,317	$95,826
Shares issued in reinvestment of dividends	—	—	27,983	367,153
Shares redeemed	(161,542)	(2,220,448)	(269,482)	(3,518,573)

Net decrease	(158,809)	$(2,183,111)	(234,182)	$(3,055,594)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income dividend of $0.027738 per share on July 19, 2013 to shareholders of record on July 17, 2013.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACK ROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Money Market V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Money Market Overview	BlackRock Money Market V.I. Fund

For the 6-month period ended June 30, 2013

The Federal Open Market Committee (“FOMC”) maintained its target range for the federal funds rate at 0.00% to 0.25% throughout the 6-month reporting period ended June 30, 2013. However, the FOMC did signal the possibility of a material shift in forward guidance regarding its asset purchase program. During the Joint Economic Committee of Congress testimony on May 22 and the FOMC press conference on June 20, Chairman Bernanke made comments suggesting that a tapering of the asset purchase program could begin in the later part of 2013. The Chairman moderated this message by stating that the pace of the monthly asset purchases will depend on incoming economic data, and that the potential tapering was predicated on continued improvement in the economy and the FOMC’s confidence in the sustainability of that improvement.

As the FOMC has committed to maintaining accommodative measures until the US labor market exhibits substantial improvement subject to continued price stability, it is important to note recent developments relating to inflation and unemployment that have been supportive of rate hike expectations. In the “Summary of Economic Projections” resulting from the FOMC’s June meeting, policymakers lowered their forecasts for the core inflation rate and upgraded their expectations for a lower unemployment rate in 2014. Inflation has been running near historical lows and well below the 2% target and policymakers generally have expressed little concern about that side of the FOMC’s dual mandate. Additionally, it is evident that the FOMC has become increasingly concerned about the implied costs of its asset purchase program and the potential for its leading to price distortions and asset bubbles in numerous asset classes. Specifically, the minutes of the April 30-May 1 meeting of the FOMC noted that “A few members expressed concerns that investor expectations of the cumulative size of the asset purchase program appeared to have increased somewhat since it was launched [in September 2012] despite a notable decline in the unemployment rate and other improvements in the labor market since then.”

Overall economic activity expanded at a moderate pace in the first quarter of 2013, with US gross domestic product growing at an annualized rate of 1.8%. The US unemployment rate declined by 0.2% (from 7.8% to 7.6%) over the 6 months ended June 30, 2013. Although labor market data was better than expected in the second quarter of 2013, the underlying components remain weak. In particular, the employment-to-population ratio and the labor force participation rate continue to be at suppressed levels at this point in the recovery. Residential real estate and construction activity are supporting the all-important recovery of the housing market, which continues to be a bright spot for the US economy.

In Europe, policymakers continue to be faced with the challenge of breaking the spiral of weak economic activity, tight funding conditions and declining housing prices in the region’s most troubled countries. The European Central Bank’s (“ECB”) attempt to resuscitate the eurozone economy with record-low interest rates has been unsuccessful in lifting growth measures. The currency bloc fell back into recession during the six-month period, making it the second consecutive year of negative growth and putting pressure on the ECB to consider further reducing its benchmark rate, which is already at a historically low level. While Europe was not a source of destabilizing shocks for the global economy during the period, ECB policymakers were confronted with a banking crisis in Cyprus in March and continue to mediate an ongoing political crisis in Portugal relating to austerity measures mandated by the European Union.

London Interbank Offered Rates (“LIBOR”) notched lower over the 6 months due in large part to central bank liquidity measures, with three-month LIBOR decreasing 0.03% to close at 0.27% as of June 30, 2013.

In US money markets, FOMC rhetoric on tapering its stimulus program had little impact on short-term yields as money market flows remained stable and exceeded expectations during the period. Yields on 3-month US Treasury bills were lower by 0.01% to close the period at 0.03% after an exceptionally strong tax season, among other factors, led to diminished borrowing needs from the US Treasury. In spite of the current downward pressure on money market rates, forward contracts on short-term interest rates and volatility measures reflect expectations of a significant shift toward tighter monetary policy within the next 12-24 months. In longer duration markets (which are more sensitive to changes in interest rates), the FOMC has been unable to convince global bond participants not to extrapolate that an early start to tapering implies a significantly earlier start to subsequent rate hikes.

In the short-term tax-exempt market, the impact of the FOMC’s ongoing near-zero interest rate policy continued to be evident in variable rate demand note (“VRDN”) securities, which make up the largest portion of municipal money market fund holdings. During the 6-month period ended June 30, 2013, the benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt VRDN securities (as calculated by Municipal Market Data), averaged 0.12%, while ranging between a high of 0.23% and a low of 0.06%. While the FOMC continued its low-rate policy, a reduced supply of VRDN securities coupled with continued strong demand from non-traditional buyers put additional pressure on yields. New issuance of VRDN securities remained minimal as issuers continued to take advantage of low interest rates by issuing debt instruments with longer maturities. During the second quarter of 2013, new issuance totaled $1.7 billion, down 54% as compared to the second quarter of 2012, according to Thomson Reuters.

As increased state tax revenues has led to improving finances at the state and local government level, the reduced need for municipalities to finance daily operations by issuing one-year fixed-rate notes is expected to result in issuance declining from approximately $60 billion in 2012 to $50 billion this year. New issuance in the month of June 2013 alone was $8.8 billion, which is 19% lower than the same month last year. One-year municipal notes generally offer an opportunity for investors to lock in a yield that is more stable than VRDN yields for a longer period of time. Investor demand for municipal notes increased over the period as the FOMC held short-term rates steady and the outstanding supply of VRDN securities declined. The municipal yield curve continued to be extremely flat and credit spreads tightened as investors pursued higher-yielding issues. After remaining close to the 0.20% level for most of the six-month period, the yield on one-year municipal notes finally decreased from 0.20% to 0.18% over May and June as a result of increased demand for this segment of the market.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Fund Summary as of June 30, 2013	BlackRock Money Market V.I. Fund

Investment Objective

BlackRock Money Market V.I. Fund’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.

Yields	7-Day SEC Yield	7-Day Yield
Class I	0.00%	0.00%

Portfolio Composition	Percent of Net Assets
Commercial Paper	43%
Repurchase Agreements	17
U.S. Treasury Obligations	15
Municipal Bonds	11
U.S. Government Sponsored Agency Obligations	10
Corporate Notes	1
Other Assets Less Liabilities	3

Total	100%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]			Annualized Expense Ratio
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[1]
Class I	$1,000.00	$1,000.00	$1.14	$1,000.00	$1,023.65	$1.15	0.23%

[1]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

[2]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	3

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock Money Market V.I. Fund
(Percentages shown are based on Net Assets)

Commercial Paper (a)	Par (000)	Value
BNP Paribas Finance, Inc., 0.23%, 7/11/13	$5,000	$4,999,681
Cancara Asset Securitisation LLC:
0.16%, 7/24/13	3,000	2,999,693
0.17%, 7/30/13	5,000	4,999,315
Charta LLC:
0.28%, 7/10/13	4,000	3,999,720
0.27%, 9/04/13	1,000	999,513
Ciesco LLC, 0.23%, 8/12/13	1,600	1,599,571
Collateralized Commercial Paper Co. LLC:
0.24%, 9/12/13	7,000	6,996,593
0.22%, 9/16/13	2,100	2,099,012
CRC Funding LLC, 0.29%, 8/02/13	1,400	1,399,639
Deutsche Bank Financial LLC:
0.41%, 8/12/13	3,000	2,998,565
0.20%, 8/28/13	5,000	4,998,389
General Electric Capital Corp.:
0.24%, 8/12/13	6,000	5,998,320
0.24%, 8/26/13	1,500	1,499,440
0.24%, 9/04/13	2,000	1,999,133
ING US Funding LLC:
0.21%, 8/22/13	4,000	3,998,787
0.24%, 9/20/13	5,000	4,997,356
Manhattan Asset Funding Co. LLC, 0.22%, 7/25/13	3,000	2,999,560
Matchpoint Master Trust:
0.37%, 9/13/13	1,000	999,239
0.38%, 9/13/13	3,000	2,997,657
MetLife Short Term Funding LLC, 0.25%, 7/22/13	3,000	2,999,564
Nordea North America, Inc., 0.27%, 7/22/13	6,000	5,999,055
Old Line Funding LLC, 0.24%, 12/09/13	2,600	2,597,209
Thunder Bay Funding LLC, 0.24%, 11/21/13	5,000	4,995,233
UBS Finance Delaware LLC, 0.23%, 7/18/13	5,000	4,999,457
Total Commercial Paper — 43.4%		85,169,701

Corporate Notes
Merck & Co., Inc., 5.30%, 12/01/13	1,470	1,500,504
The Procter & Gamble Co., 0.18%, 2/14/14 (b)	1,200	1,199,649
Total Corporate Notes — 1.4%		2,700,153

Municipal Bonds (c)
Blount County Public Building Authority RB (Solar Eclipse Project) Eclipse Funding Trust Series 2007-B-12-A-0005 VRDN (US Bank N.A. LOC), 0.06%, 7/05/13 (d)	1,960	1,960,000
California Housing Finance Agency RB Series 2003U AMT VRDN (Fannie Mae LOC, Freddie Mac LOC), 0.06%, 7/05/13	1,500	1,500,000

Municipal Bonds (c)	Par (000)	Value
Maryland Community Development Administration Department of Housing & Community Development RB (Residential Project) Series 2006J AMT VRDN (State Street Bank & Trust Co. SBPA), 0.05%, 7/05/13	$3,000	$3,000,000
New York City IDRB (New York Law School Project) Series 2006 VRDN (JPMorgan Chase Bank N.A. LOC), 0.05%, 7/05/13	2,135	2,135,000
New York State Housing Finance Agency RB (10 Barclay Street Project) Series 2001A VRDN (Freddie Mac LOC), 0.06%, 7/05/13	5,000	5,000,000
New York State Housing Finance Agency RB (10 Barclay Street Project) Series 2004A VRDN (Fannie Mae LOC), 0.06%, 7/05/13	5,000	5,000,000
New York State Housing Finance Agency RB (Biltmore Tower Housing Project) Series 2002A VRDN (Fannie Mae LOC), 0.06%, 7/05/13	3,000	3,000,000
Total Municipal Bonds — 11.0%		21,595,000

U.S. Government Sponsored Agency Obligations
Fannie Mae Discount Notes, 0.11%, 11/06/13 (a)	2,000	1,999,218
Fannie Mae Variable Rate Notes, 0.16%, 02/27/15 (b)	2,000	1,999,165
Freddie Mac Discount Notes, 0.16%, 1/14/14 (a)	3,500	3,497,031
Freddie Mac Variable Rate Notes: (b)
0.32%, 09/03/13	5,000	4,999,823
0.13%, 09/13/13	6,400	6,399,213
Total U.S. Government Sponsored Agency Obligations — 9.6%		18,894,450

U.S. Treasury Obligations
U.S. Treasury Notes:
0.38%, 7/01/13	1,000	1,000,000
3.38%, 7/01/13	3,000	3,000,000
0.13%, 8/31/13	3,500	3,499,564
0.75%, 9/15/13	2,215	2,217,724
0.13%, 9/30/13	5,500	5,499,629
2.00%, 11/30/13	2,000	2,015,051
1.00%, 1/15/14	2,000	2,009,434
1.25%, 2/15/14	3,000	3,020,205
1.88%, 2/28/14	2,100	2,124,173
0.25%, 4/30/14	4,925	4,928,695
Total U.S. Treasury Obligations — 14.9%		29,314,475

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AMT Alternative Minimum Tax (subject to) IRDB Industrial Development Revenue Bonds LOC Letter of Credit	RB Revenue Bonds SBPA Stand-by Bond Purchase Agreement VRDN Variable Rate Demand Notes

See Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (concluded)	BlackRock Money Market V.I. Fund
(Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Deutsche Bank Securities, Inc., 0.18%, 7/01/13 (Purchased on 6/28/13 to be repurchased at $9,187,138, collateralized by Fannie Mae Bond, 0.55% due at 2/26/16, par and fair value of $9,405,000 and $9,371,367, respectively)	$9,187	$9,187,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $9,371,367)		9,187,000
Goldman Sachs & Co., 0.06%, 7/03/13 (Purchased on 6/26/13 to be repurchased at $15,000,175, collateralized by various U.S. government sponsored agency obligations, 2.00% to 8.50% due from 1/01/16 to 6/01/43, aggregate par and fair value of $268,198,951 and $15,450,000, respectively)	15,000	15,000,000
Total Value of Goldman Sachs & Co. (collateral value of $15,450,000)		15,000,000

Repurchase Agreements	Par (000)	Value
Mizuho Securities USA, Inc., 1.11%, 7/30/13 (c) (Purchased on 3/04/13 to be repurchased at $2,109,777, collateralized by various corporate/debt and U.S. government sponsored agency obligations, 2.68% to 6.35% due from 10/09/18 to 1/20/43, aggregate par and fair value of $17,615,270 and $2,254,691, respectively)	$2,100	$2,100,000
Mizuho Securities USA, Inc., 0.15%, 7/01/13 (Purchased on 6/28/13 to be repurchased at $8,000,100, collateralized by Ginnie Mae Bonds, 4.00% due from 5/20/42 to 6/15/42, aggregate par and fair value of $9,911,657 and $8,160,001, respectively)	8,000	8,000,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $10,414,692)		10,100,000
Total Repurchase Agreements — 17.4%		34,287,000
Total Investments (Cost — $191,960,779*) — 97.7%		191,960,779
Other Assets Less Liabilities — 2.3%		4,497,074

Net Assets — 100.0%		$196,457,853

Notes to Schedule of Investments
*	Cost for federal income tax purposes.

(a)	Rate shown reflects the discount rate at the time of purchase.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$191,960,779	—	$191,960,779

[1]	See above Schedule of Investments for values in each security type.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, cash of $941 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	5

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)	BlackRock Money Market V.I. Fund

Assets
Investments at value (cost — $157,673,779)	$157,673,779
Repurchase agreements at value (cost — $34,287,000)	34,287,000
Cash	941
Capital shares sold receivable	4,734,313
Interest receivable	113,806
Receivable from Manager	8,666
Prepaid expenses	1,551

Total assets	196,820,056

Liabilities
Capital shares redeemed payable	249,542
Investment advisory fees payable	43,090
Officer’s and Directors’ fees payable	1,942
Other accrued expenses payable	67,629

Total liabilities	362,203

Net Assets	$196,457,853

Net Assets Consist of
Paid-in capital	$196,454,045
Accumulated net realized gain	3,808

Net Assets	$196,457,853

Net Asset Value
Class I — Based on net assets of $196,457,853 and 196,458,186 shares outstanding, 3.3 billion shares authorized, $0.10 par value	$1.00

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)	BlackRock Money Market V.I. Fund

Investment Income
Interest	$219,613

Expenses
Investment advisory	486,262
Transfer agent	93,797
Professional	29,215
Accounting services	23,265
Officer and Directors	9,657
Custodian	7,623
Printing	4,781
Miscellaneous	3,588

Total expenses	658,188
Less fees waived by Manager	(347,301)
Less transfer agent fees reimbursed	(91,309)

Total expenses after fees waived and/or reimbursed	219,578

Net investment income	35

Realized Gain
Net realized gain from investments	3,441

Net Increase in Net Assets Resulting from Operations	$3,476

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	7

Statements of Changes in Net Assets

	BlackRock Money Market V.I. Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$35	$79
Net realized gain	3,441	3,154

Net increase in net assets resulting from operations	3,476	3,233

Dividends and Distributions to Shareholders From
Net investment income	(35)	(79)[1]
Net realized gain	—	(7,417)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(35)	(7,496)

Capital Share Transactions
Proceeds from sales of shares	97,348,070	96,727,788
Reinvestment of dividends and distributions	34	7,282
Cost of shares redeemed	(99,782,049)	(133,369,486)
Net decrease in net assets derived from capital share transactions	(2,433,945)	(36,634,416)

Net Assets
Total decrease in net assets	(2,430,504)	(36,638,679)
Beginning of period	198,888,357	235,527,036

End of period	$196,457,853	$198,888,357

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Financial Highlights	BlackRock Money Market V.I. Fund

	Class I
	Six Months Ended June 30, 2013	Year Ended December 31,
	(Unaudited)	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0014	0.0249
Net realized and unrealized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0001	0.0001

Net increase from investment operations	0.0000	0.0000	0.0000	0.0000	0.0015	0.0250

Dividends and distributions from:
Net investment income	(0.0000)[2]	(0.0000)[2,3]	(0.0000)[2,3]	(0.0000)[2,3]	(0.0014)[3]	(0.0249)[3]
Net realized gains	—	(0.0000)[2,3]	(0.0000)[2,3]	(0.0000)[2,3]	(0.0001)[3]	—

Total dividends and distributions	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0015)	(0.0249)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[4]
Total investment return	0.00%[5]	0.00%	0.00%	0.00%	0.16%	2.53%

Ratios to Average Net Assets
Total expenses	0.67%[6]	0.61%	0.58%	0.58%	0.62%	0.60%

Total expenses after fees waived and/or reimbursed	0.23%[6]	0.25%	0.24%	0.30%	0.48%	0.60%

Net investment income	0.00%[6]	0.00%	0.00%	0.00%	0.15%	2.52%

Supplemental Data
Net assets, end of period (000)	$196,458	$198,888	$235,527	$236,788	$307,482	$288,032

[1]	Amount is less than $0.00005 per share.

[2]	Amount is greater than $(0.00005) per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	9

Notes to Financial Statements (Unaudited)	BlackRock Money Market V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Money Market Fund V.I. Fund (the “Fund”).

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid daily. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Repurchase Agreements: The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults, the Fund could experience losses if the fair value of the collateral declines as well as delays and costs in liquidating the collateral.

Repurchase transactions are entered into by the Fund under Master Repurchase Agreements (MRA) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (concluded)	BlackRock Money Market V.I. Fund

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion - $2 Billion	0.450%
$2 Billion - $3 Billion	0.400%
$3 Billion - $4 Billion	0.375%
$4 Billion - $7 Billion	0.350%
$7 Billion - $10 Billion	0.325%
$10 Billion - $15 Billion	0.300%
Greater than $15 Billion	0.290%

The Manager voluntarily agreed to waive a portion of the investment advisory fees to enable the Fund to maintain minimum levels of daily net investment income. This amount is reported in the Statement of Operations as fees waived by Manager.

For the six months ended June 30, 2013, the Fund reimbursed the Manager $1,097 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse such fees in order to limit such expenses at .02% of average daily net assets. This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses as a percentage of average daily net assets to 1.25% for Class I. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

5. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

6. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	11

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACK ROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock S&P 500 Index V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2013	BlackRock S&P 500 Index V.I. Fund

Investment Objective

BlackRock S&P 500 Index V.I. Fund’s (the “Fund”) investment objective is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard and Poor’s 500® Index.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended June 30, 2013, the Fund’s Class I and Class II Shares returned 13.61% and 13.49%, respectively, while the benchmark S&P 500® Index returned 13.82%.

•	Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

•

Risk markets globally began 2013 with a powerful relief rally after the United States averted the worst of its fiscal cliff situation with a last minute tax deal struck on New Year’s Day. The rally stalled in February, however, as economic momentum slowed and investors weighed the global impact of the inevitable US government spending cuts. Later in the first quarter, financial markets were rattled by a stalemate presidential election in Italy and a severe banking crisis in Cyprus, reminding investors that Europe was still quite vulnerable to political instability and its debt and banking problems were far from resolved.

•

US stocks persevered through these flare-ups in the eurozone as investors’ risk appetite was largely supported by the continuation of accommodative monetary policy from the US Federal Reserve. Equities broadly advanced as increased global liquidity kept interest rates low and investors turned to riskier asset classes in search of yield. As the year progressed, the markets became increasingly dominated by speculation around the future direction of monetary policy. Sluggish global growth, ironically, was conducive to positive equity market performance. Although disappointing economic reports caused financial market volatility to rise, the weak data also afforded investors some comfort that the central bank would continue to maintain their accommodative stance.

•

However, after peaking in late May, US stock markets recoiled in response to comments from the US Federal Reserve, hinting that a change in its policy stance was on the horizon. Volatility picked up considerably and equities broadly declined through the remainder of the period due to concerns about the potential impact tighter monetary policy would have on financial markets and economic growth.

•

While rhetoric from the US Federal Reserve about tapering its bond-buying stimulus program was the catalyst for the sell-off in equity markets, indicators that global growth was continuing to slow (with the exception of Japan) was another source of investor anxiety. The US recovery showed signs of weakening and European countries, already mired in recession, saw economic conditions worsen. Slowing growth in emerging markets, particularly China and Brazil, dimmed the outlook for the entire global economy.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the S&P 500® Index, the Fund purchased and sold securities to maintain its objective of seeking to correspond to the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Information Technology	18%
Financials	16
Health Care	13
Consumer Discretionary	12
Energy	11
Consumer Staples	10
Industrials	10
Utilities	3
Materials	3
Telecommunication Services	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

BlackRock S&P 500 Index V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Under normal circumstances, the Fund invests at least 80% of its net assets in the common stocks of the S&P 500® Index and in derivative instruments linked to the S&P 500® Index.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based upon the performance of the Fund’s Class I Shares and are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended June 30, 2013

		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	13.61%	20.19%	6.66%	6.95%
Class II4	13.49	19.92	6.53	6.78%[6]
S&P 500® Index	13.82	20.60	7.01	7.30

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class II Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,136.10	$2.17	$1,000.00	$1,022.76	$2.06	0.41%
Class II	$1,000.00	$1,134.90	$2.96	$1,000.00	$1,022.02	$2.81	0.56%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	3

Disclosure of Expenses	BlackRock S&P 500 Index V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.5%
The Boeing Co.	8,301	$850,354
General Dynamics Corp.	4,027	315,435
Honeywell International, Inc.	9,565	758,887
L-3 Communications Holdings, Inc.	1,090	93,457
Lockheed Martin Corp.	3,217	348,916
Northrop Grumman Corp.	2,838	234,986
Precision Castparts Corp.	1,775	401,168
Raytheon Co.	3,944	260,777
Rockwell Collins, Inc.	1,656	105,007
Textron, Inc.	3,403	88,648
United Technologies Corp.	10,281	955,516

		4,413,151
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	1,952	109,917
Expeditors International of Washington, Inc.	2,503	95,139
FedEx Corp.	3,585	353,409
United Parcel Service, Inc., Class B	8,632	746,495

		1,304,960
Airlines — 0.1%
Southwest Airlines Co.	8,827	113,780
Auto Components — 0.4%
BorgWarner, Inc. (a)	1,402	120,782
Delphi Automotive PLC (a)	3,555	180,203
The Goodyear Tire & Rubber Co. (a)	2,980	45,564
Johnson Controls, Inc.	8,295	296,878

		643,427
Automobiles — 0.7%
Ford Motor Co.	47,792	739,342
General Motors Co. (a)	9,365	311,948
Harley-Davidson, Inc.	2,741	150,262

		1,201,552
Beverages — 2.4%
Beam, Inc.	1,944	122,686
Brown-Forman Corp., Class B	1,837	124,089
The Coca-Cola Co.	46,550	1,867,121
Coca-Cola Enterprises, Inc.	3,098	108,926
Constellation Brands, Inc., Class A (a)	1,906	99,341
Dr. Pepper Snapple Group, Inc.	2,469	113,401
Molson Coors Brewing Co., Class B	1,888	90,360
Monster Beverage Corp. (a)	1,746	106,104
PepsiCo, Inc.	18,795	1,537,243

		4,169,271
Biotechnology — 2.0%
Alexion Pharmaceuticals, Inc. (a)	2,366	218,240
Amgen, Inc.	9,117	899,483
Biogen Idec, Inc. (a)	2,886	621,067
Celgene Corp. (a)	5,076	593,435
Gilead Sciences, Inc. (a)	18,542	949,536
Regeneron Pharmaceuticals, Inc. (a)	926	208,239

		3,490,000
Building Products — 0.0%
Masco Corp.	4,323	84,255
Capital Markets — 2.1%
Ameriprise Financial, Inc.	2,431	196,619
The Bank of New York Mellon Corp.	14,103	395,589
BlackRock, Inc. (b)	1,514	388,871
The Charles Schwab Corp.	13,323	282,847
E*Trade Financial Corp. (a)	3,517	44,525
Franklin Resources, Inc.	1,675	227,834

Common Stocks	Shares	Value
Capital Markets (concluded)
The Goldman Sachs Group, Inc.	5,236	$791,945
Invesco Ltd.	5,432	172,738
Legg Mason, Inc.	1,307	40,530
Morgan Stanley	16,641	406,540
Northern Trust Corp.	2,638	152,740
State Street Corp.	5,538	361,133
T. Rowe Price Group, Inc.	3,140	229,691

		3,691,602
Chemicals — 2.4%
Air Products & Chemicals, Inc.	2,549	233,412
Airgas, Inc.	796	75,986
CF Industries Holdings, Inc.	720	123,480
The Dow Chemical Co.	14,709	473,189
E.I. du Pont de Nemours & Co.	11,182	587,055
Eastman Chemical Co.	1,907	133,509
Ecolab, Inc.	3,253	277,123
FMC Corp.	1,669	101,909
International Flavors & Fragrances, Inc.	985	74,033
LyondellBasell Industries NV, Class A	4,603	304,995
Monsanto Co.	6,495	641,706
The Mosaic Co.	3,354	180,479
PPG Industries, Inc.	1,732	253,582
Praxair, Inc.	3,590	413,424
The Sherwin-Williams Co.	1,040	183,664
Sigma-Aldrich Corp.	1,460	117,326

		4,174,872
Commercial Banks — 2.9%
BB&T Corp.	8,573	290,453
Comerica, Inc.	2,275	90,613
Fifth Third Bancorp	10,610	191,511
Huntington Bancshares, Inc.	10,199	80,368
KeyCorp	11,200	123,648
M&T Bank Corp.	1,482	165,614
PNC Financial Services Group, Inc. (b)	6,447	470,115
Regions Financial Corp.	17,134	163,287
SunTrust Banks, Inc.	6,533	206,247
U.S. Bancorp	22,472	812,363
Wells Fargo & Co.	59,861	2,470,463
Zions Bancorp	2,252	65,038

		5,129,720
Commercial Services & Supplies — 0.5%
The ADT Corp.	2,673	106,519
Avery Dennison Corp.	1,219	52,124
Cintas Corp.	1,266	57,654
Iron Mountain, Inc.	2,029	53,992
Pitney Bowes, Inc.	2,438	35,790
Republic Services, Inc.	3,604	122,320
Stericycle, Inc. (a)	1,044	115,289
Tyco International Ltd.	5,649	186,135
Waste Management, Inc.	5,375	216,774

		946,597
Communications Equipment — 1.9%
Cisco Systems, Inc.	64,954	1,579,032
F5 Networks, Inc. (a)	947	65,154
Harris Corp.	1,308	64,419
JDS Uniphase Corp. (a)	2,822	40,580
Juniper Networks, Inc. (a)	6,093	117,656
Motorola Solutions, Inc.	3,292	190,047
QUALCOMM, Inc.	21,001	1,282,741

		3,339,629

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	5

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Computers & Peripherals — 3.8%
Apple, Inc.	11,406	$4,517,688
Dell, Inc.	17,926	239,312
EMC Corp.	25,508	602,499
Hewlett-Packard Co.	23,429	581,039
NetApp, Inc. (a)	4,369	165,061
SanDisk Corp. (a)	2,980	182,078
Seagate Technology PLC	3,872	173,582
Western Digital Corp.	2,579	160,130

		6,621,389
Construction & Engineering — 0.2%
Fluor Corp.	1,970	116,841
Jacobs Engineering Group, Inc. (a)	1,572	86,664
Quanta Services, Inc. (a)	2,574	68,108

		271,613
Construction Materials — 0.0%
Vulcan Materials Co.	1,567	75,858
Consumer Finance — 1.0%
American Express Co.	11,608	867,814
Capital One Financial Corp.	7,107	446,391
Discover Financial Services	5,942	283,077
SLM Corp.	5,366	122,667

		1,719,949
Containers & Packaging — 0.2%
Ball Corp.	1,812	75,270
Bemis Co., Inc.	1,244	48,690
MeadWestvaco Corp.	2,130	72,654
Owens-Illinois, Inc. (a)	1,999	55,552
Sealed Air Corp.	2,360	56,522

		308,688
Distributors — 0.1%
Genuine Parts Co.	1,877	146,537
Diversified Consumer Services — 0.0%
H&R Block, Inc.	3,285	91,159
Diversified Financial Services — 3.9%
Bank of America Corp.	130,924	1,683,683
Citigroup, Inc.	36,982	1,774,027
CME Group, Inc.	3,720	282,646
IntercontinentalExchange, Inc. (a)	881	156,607
JPMorgan Chase & Co.	45,925	2,424,381
Leucadia National Corp.	3,556	93,238
McGraw Hill Financial, Inc.	3,329	177,070
Moody’s Corp.	2,349	143,125
The NASDAQ OMX Group, Inc.	1,434	47,021
NYSE Euronext	2,946	121,964

		6,903,762
Diversified Telecommunication Services — 2.5%
AT&T Inc.	65,369	2,314,063
CenturyLink, Inc.	7,397	261,484
Frontier Communications Corp.	12,225	49,511
Verizon Communications, Inc.	34,773	1,750,473
Windstream Corp.	7,131	54,980

		4,430,511
Electric Utilities — 1.9%
American Electric Power Co, Inc.	5,887	263,620
Duke Energy Corp.	8,585	579,488
Edison International	3,949	190,184
Entergy Corp.	2,159	150,439
Exelon Corp.	10,364	320,040
FirstEnergy Corp.	5,070	189,314

Common Stocks	Shares	Value
Electric Utilities (concluded)
NextEra Energy, Inc.	5,175	$421,659
Northeast Utilities	3,810	160,096
Pepco Holdings, Inc.	3,039	61,266
Pinnacle West Capital Corp.	1,326	73,553
PPL Corp.	7,210	218,175
The Southern Co.	10,601	467,822
Xcel Energy, Inc.	6,055	171,599

		3,267,255
Electrical Equipment — 0.6%
Eaton Corp. PLC	5,756	378,802
Emerson Electric Co.	8,752	477,334
Rockwell Automation, Inc.	1,695	140,922
Roper Industries, Inc.	1,199	148,940

		1,145,998
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	1,936	150,892
Corning, Inc.	18,046	256,795
FLIR Systems, Inc.	1,740	46,928
Jabil Circuit, Inc.	2,238	45,610
Molex, Inc.	1,685	49,438
TE Connectivity Ltd.	5,029	229,021

		778,684
Energy Equipment & Services — 1.8%
Baker Hughes, Inc.	5,355	247,026
Cameron International Corp. (a)	3,005	183,786
Diamond Offshore Drilling, Inc.	848	58,334
Ensco PLC, Class A	2,818	163,782
FMC Technologies, Inc. (a)	2,882	160,470
Halliburton Co.	11,364	474,106
Helmerich & Payne, Inc.	1,288	80,436
Nabors Industries Ltd.	3,555	54,427
National Oilwell Varco, Inc.	5,213	359,176
Noble Corp.	3,064	115,145
Rowan Cos. PLC, Class A (a)	1,521	51,820
Schlumberger Ltd.	16,159	1,157,954

		3,106,462
Food & Staples Retailing — 2.4%
Costco Wholesale Corp.	5,310	587,127
CVS Caremark Corp.	14,872	850,381
The Kroger Co.	6,369	219,985
Safeway, Inc.	2,890	68,377
Sysco Corp.	7,222	246,704
Walgreen Co.	10,484	463,393
Wal-Mart Stores, Inc.	19,906	1,482,798
Whole Foods Market, Inc.	4,178	215,083

		4,133,848
Food Products — 1.7%
Archer-Daniels-Midland Co.	7,983	270,704
Campbell Soup Co.	2,172	97,284
ConAgra Foods, Inc.	5,104	178,283
General Mills, Inc.	7,838	380,378
The Hershey Co.	1,820	162,490
Hormel Foods Corp.	1,625	62,693
The J.M. Smucker Co.	1,300	134,095
Kellogg Co.	3,089	198,406
Kraft Foods Group, Inc.	7,235	404,219
McCormick & Co., Inc.	1,608	113,139
Mead Johnson Nutrition Co.	2,455	194,510
Mondelez International, Inc., Class A	21,695	618,958

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Food Products (concluded)
Tyson Foods, Inc., Class A	3,429	$88,057

		2,903,216
Gas Utilities — 0.1%
AGL Resources, Inc.	1,419	60,818
ONEOK, Inc.	2,484	102,614

		163,432
Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	18,939	660,592
Baxter International, Inc.	6,574	455,381
Becton Dickinson & Co.	2,351	232,349
Boston Scientific Corp. (a)	16,456	152,547
C.R. Bard, Inc.	895	97,269
CareFusion Corp. (a)	2,699	99,458
Covidien PLC	5,722	359,570
DENTSPLY International, Inc.	1,721	70,492
Edwards Lifesciences Corp. (a)	1,383	92,938
Intuitive Surgical, Inc. (a)	487	246,704
Medtronic, Inc.	12,316	633,905
St. Jude Medical, Inc.	3,429	156,465
Stryker Corp.	3,506	226,768
Varian Medical Systems, Inc. (a)	1,323	89,236
Zimmer Holdings, Inc.	2,053	153,852

		3,727,526
Health Care Providers & Services — 2.0%
Aetna, Inc.	4,615	293,237
AmerisourceBergen Corp.	2,790	155,766
Cardinal Health, Inc.	4,132	195,030
Cigna Corp.	3,466	251,250
DaVita HealthCare Partners, Inc. (a)	1,023	123,578
Express Scripts Holding Co. (a)	9,921	612,026
Humana, Inc.	1,920	162,010
Laboratory Corp. of America Holdings (a)	1,129	113,013
McKesson Corp.	2,753	315,219
Patterson Cos., Inc.	1,025	38,540
Quest Diagnostics, Inc.	1,918	116,288
Tenet Healthcare Corp. (a)	1,271	58,593
UnitedHealth Group, Inc.	12,377	810,446
WellPoint, Inc.	3,647	298,470

		3,543,466
Health Care Technology — 0.1%
Cerner Corp. (a)	1,774	170,464
Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	5,385	184,652
Chipotle Mexican Grill, Inc. (a)	376	136,996
Darden Restaurants, Inc.	1,568	79,153
International Game Technology	3,200	53,472
Marriott International, Inc., Class A	2,879	116,225
McDonald’s Corp.	12,186	1,206,414
Starbucks Corp.	9,082	594,780
Starwood Hotels & Resorts Worldwide, Inc.	2,348	148,370
Wyndham Worldwide Corp.	1,656	94,773
Wynn Resorts Ltd.	967	123,776
Yum! Brands, Inc.	5,463	378,804

		3,117,415
Household Durables — 0.3%
D.R. Horton, Inc.	3,380	71,926
Garmin Ltd.	1,318	47,659
Harman International Industries, Inc.	831	45,040
Leggett & Platt, Inc.	1,722	53,537
Lennar Corp., Class A	1,994	71,864
Newell Rubbermaid, Inc.	3,466	90,983

Common Stocks	Shares	Value
Household Durables (concluded)
PulteGroup, Inc. (a)	4,116	$78,081
Whirlpool Corp.	976	111,615

		570,705
Household Products — 2.1%
The Clorox Co.	1,588	132,026
Colgate-Palmolive Co	10,658	610,597
Kimberly-Clark Corp.	4,667	453,352
The Procter & Gamble Co.	33,308	2,564,383

		3,760,358
Independent Power Producers & Energy Traders — 0.1%
AES Corp.	7,500	89,925
NRG Energy, Inc.	3,918	104,611

		194,536
Industrial Conglomerates — 2.4%
3M Co.	7,721	844,291
Danaher Corp.	7,076	447,911
General Electric Co.	125,638	2,913,545

		4,205,747
Insurance — 4.4%
ACE Ltd.	4,147	371,074
Aflac, Inc.	5,670	329,540
The Allstate Corp.	5,692	273,899
American International Group, Inc. (a)	17,962	802,901
AON PLC (a)	3,731	240,090
Assurant, Inc.	906	46,124
Berkshire Hathaway, Inc., Class B (a)	22,170	2,481,266
The Chubb Corp.	3,163	267,748
Cincinnati Financial Corp.	1,781	81,748
Genworth Financial, Inc., Class A (a)	5,928	67,638
Hartford Financial Services Group, Inc.	5,552	171,668
Lincoln National Corp.	3,291	120,023
Loews Corp.	3,753	166,633
Marsh & McLennan Cos., Inc.	6,722	268,342
MetLife, Inc.	13,323	609,660
Principal Financial Group, Inc.	3,343	125,195
The Progressive Corp.	6,735	171,204
Prudential Financial, Inc.	5,678	414,664
Torchmark Corp.	1,128	73,478
The Travelers Cos., Inc.	4,581	366,114
Unum Group	3,271	96,069
XL Group PLC	3,481	105,544

		7,650,622
Internet & Catalog Retail — 1.2%
Amazon.com, Inc. (a)	4,427	1,229,334
Expedia, Inc.	1,127	67,789
NetFlix, Inc. (a)(c)	679	143,330
priceline.com, Inc. (a)	625	516,956
TripAdvisor, Inc. (a)	1,342	81,688

		2,039,097
Internet Software & Services — 2.3%
Akamai Technologies, Inc. (a)	2,155	91,695
eBay, Inc. (a)	14,202	734,527
Google, Inc., Class A (a)	3,266	2,875,288
VeriSign, Inc. (a)	1,850	82,621
Yahoo!, Inc. (a)	11,573	290,598

		4,074,729
IT Services — 3.6%
Accenture PLC, Class A	7,904	568,772
Automatic Data Processing, Inc.	5,923	407,858

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	7

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
IT Services (concluded)
Cognizant Technology Solutions Corp., Class A (a)	3,658	$229,027
Computer Sciences Corp.	1,794	78,523
Fidelity National Information Services, Inc.	3,554	152,253
Fiserv, Inc. (a)	1,618	141,429
International Business Machines Corp.	12,664	2,420,217
Mastercard, Inc., Class A	1,271	730,190
Paychex, Inc.	3,924	143,304
SAIC, Inc.	3,445	47,989
Teradata Corp. (a)(c)	2,010	100,962
Total System Services, Inc.	1,968	48,177
Visa, Inc., Class A	6,158	1,125,375
The Western Union Co.	6,719	114,962

		6,309,038
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	1,389	62,269
Mattel, Inc.	4,176	189,215

		251,484
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	4,206	179,849
Life Technologies Corp. (a)	2,086	154,385
PerkinElmer, Inc.	1,372	44,590
Thermo Fisher Scientific, Inc.	4,370	369,833
Waters Corp. (a)	1,041	104,152

		852,809
Machinery — 1.7%
Caterpillar, Inc.	7,994	659,425
Cummins, Inc.	2,140	232,104
Deere & Co.	4,722	383,663
Dover Corp.	2,078	161,377
Flowserve Corp.	1,749	94,463
Illinois Tool Works, Inc.	5,034	348,202
Ingersoll-Rand PLC	3,394	188,435
Joy Global, Inc.	1,296	62,895
PACCAR, Inc.	4,285	229,933
Pall Corp.	1,345	89,348
Parker Hannifin Corp.	1,808	172,483
Pentair Ltd.	2,499	144,167
Snap-On, Inc.	711	63,549
Stanley Black & Decker, Inc.	1,981	153,131
Xylem, Inc.	2,272	61,208

		3,044,383
Media — 3.6%
Cablevision Systems Corp., New York Group, Class A	2,627	44,186
CBS Corp., Class B	6,931	338,718
Comcast Corp., Class A	31,993	1,339,867
DIRECTV (a)	6,785	418,092
Discovery Communications, Inc., Class A (a)	2,973	229,545
Gannett Co., Inc.	2,763	67,583
The Interpublic Group of Cos., Inc.	5,231	76,111
News Corp., Class A	24,143	787,062
Omnicom Group, Inc.	3,121	196,217
Scripps Networks Interactive, Inc., Class A	1,043	69,631
Time Warner Cable, Inc.	3,534	397,504
Time Warner, Inc.	11,331	655,158
Viacom, Inc., Class B	5,419	368,763
The Walt Disney Co.	21,883	1,381,911
The Washington Post Co., Class B	54	26,124

		6,396,472
Metals & Mining — 0.5%
Alcoa, Inc.	12,964	101,378

Common Stocks	Shares	Value
Metals & Mining (concluded)
Allegheny Technologies, Inc.	1,314	$34,571
Cliffs Natural Resources, Inc.	1,861	30,241
Freeport-McMoRan Copper & Gold, Inc.	12,579	347,306
Newmont Mining Corp.	6,021	180,329
Nucor Corp.	3,851	166,825
United States Steel Corp.	1,755	30,765

		891,415
Multiline Retail — 0.8%
Dollar General Corp. (a)	3,666	184,876
Dollar Tree, Inc. (a)	2,694	136,963
Family Dollar Stores, Inc.	1,173	73,090
JC Penney Co., Inc. (a)	1,721	29,395
Kohl’s Corp.	2,474	124,962
Macy’s, Inc.	4,659	223,632
Nordstrom, Inc.	1,815	108,791
Target Corp.	7,796	536,833

		1,418,542
Multi-Utilities — 1.2%
Ameren Corp.	2,937	101,150
CenterPoint Energy, Inc.	5,185	121,796
CMS Energy Corp.	3,211	87,243
Consolidated Edison, Inc.	3,550	207,001
Dominion Resources, Inc.	7,039	399,956
DTE Energy Co.	2,137	143,200
Integrys Energy Group, Inc.	946	55,369
NiSource, Inc.	3,769	107,944
PG&E Corp.	5,383	246,165
Public Service Enterprise Group, Inc.	6,133	200,304
SCANA Corp.	1,703	83,617
Sempra Energy	2,743	224,268
TECO Energy, Inc.	2,493	42,855
Wisconsin Energy Corp.	2,776	113,788

		2,134,656
Office Electronics — 0.1%
Xerox Corp.	14,837	134,572
Oil, Gas & Consumable Fuels — 8.7%
Anadarko Petroleum Corp.	6,102	524,345
Apache Corp.	4,749	398,109
Cabot Oil & Gas Corp.	2,551	181,172
Chesapeake Energy Corp.	6,312	128,639
Chevron Corp.	23,572	2,789,510
ConocoPhillips	14,863	899,212
CONSOL Energy, Inc.	2,766	74,959
Denbury Resources, Inc. (a)	4,528	78,425
Devon Energy Corp.	4,577	237,455
EOG Resources, Inc.	3,317	436,783
EQT Corp.	1,825	144,850
Exxon Mobil Corp.	54,027	4,881,339
Hess Corp.	3,647	242,489
Kinder Morgan, Inc.	7,658	292,153
Marathon Oil Corp.	8,663	299,567
Marathon Petroleum Corp.	3,945	280,332
Murphy Oil Corp.	2,196	133,714
Newfield Exploration Co. (a)	1,652	39,466
Noble Energy, Inc.	4,354	261,414
Occidental Petroleum Corp.	9,797	874,186
Peabody Energy Corp.	3,269	47,858
Phillips 66	7,533	443,769
Pioneer Natural Resources Co.	1,662	240,575
QEP Resources, Inc.	2,181	60,588
Range Resources Corp.	1,974	152,630
Southwestern Energy Co. (a)	4,255	155,435
Spectra Energy Corp.	8,186	282,090

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Tesoro Corp.	1,666	$87,165
Valero Energy Corp.	6,624	230,316
The Williams Cos., Inc.	8,352	271,189
WPX Energy, Inc. (a)	2,440	46,214

		15,215,948
Paper & Forest Products — 0.1%
International Paper Co.	5,414	239,894
Personal Products — 0.2%
Avon Products, Inc.	5,240	110,197
The Estee Lauder Cos., Inc., Class A	2,906	191,128

		301,325
Pharmaceuticals — 5.9%
AbbVie, Inc.	19,253	795,919
Actavis, Inc. (a)	1,550	195,641
Allergan, Inc.	3,600	303,264
Bristol-Myers Squibb Co.	19,967	892,325
Eli Lilly & Co.	12,042	591,503
Forest Laboratories, Inc. (a)	2,838	116,358
Hospira, Inc. (a)(c)	2,017	77,271
Johnson & Johnson	34,135	2,930,831
Merck & Co., Inc.	36,699	1,704,669
Mylan, Inc. (a)	4,627	143,576
Perrigo Co.	1,071	129,591
Pfizer, Inc.	81,139	2,272,693
Zoetis, Inc.	6,112	188,797

		10,342,438
Professional Services — 0.1%
The Dun & Bradstreet Corp.	490	47,751
Equifax, Inc.	1,460	86,038
Robert Half International, Inc.	1,692	56,225

		190,014
Real Estate Investment Trusts (REITs) — 2.1%
American Tower Corp.	4,828	353,265
Apartment Investment & Management Co., Class A	1,781	53,501
AvalonBay Communities, Inc.	1,481	199,802
Boston Properties, Inc.	1,838	193,854
Equity Residential	3,883	225,447
HCP, Inc.	5,562	252,737
Health Care REIT, Inc. (c)	3,462	232,058
Host Hotels & Resorts, Inc.	9,071	153,028
Kimco Realty Corp. (c)	4,945	105,971
The Macerich Co.	1,685	102,734
Plum Creek Timber Co., Inc.	1,968	91,847
Prologis, Inc.	6,065	228,772
Public Storage	1,749	268,174
Simon Property Group, Inc.	3,776	596,306
Ventas, Inc.	3,539	245,819
Vornado Realty Trust	2,089	173,074
Weyerhaeuser Co.	7,009	199,686

		3,676,075
Real Estate Management & Development — 0.0%
CBRE Group, Inc., Class A (a)	3,688	86,152
Road & Rail — 0.9%
CSX Corp.	12,374	286,953
Kansas City Southern	1,334	141,351
Norfolk Southern Corp.	3,851	279,775
Ryder System, Inc.	626	38,055
Union Pacific Corp.	5,669	874,613

		1,620,747

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 2.1%
Advanced Micro Devices, Inc. (a)	7,340	$29,947
Altera Corp.	3,876	127,869
Analog Devices, Inc.	3,774	170,056
Applied Materials, Inc.	14,547	216,896
Broadcom Corp., Class A	6,433	217,178
First Solar, Inc. (a)	816	36,500
Intel Corp.	60,418	1,463,324
KLA-Tencor Corp.	2,013	112,184
Lam Research Corp. (a)	1,965	87,128
Linear Technology Corp.	2,819	103,852
LSI Corp. (a)	6,626	47,310
Microchip Technology, Inc.	2,437	90,778
Micron Technology, Inc. (a)	12,606	180,644
NVIDIA Corp.	7,006	98,294
Teradyne, Inc. (a)	2,285	40,147
Texas Instruments, Inc.	13,488	470,327
Xilinx, Inc.	3,246	128,574

		3,621,008
Software — 3.5%
Adobe Systems, Inc. (a)	6,116	278,645
Autodesk, Inc. (a)	2,724	92,453
BMC Software, Inc. (a)	1,586	71,592
CA, Inc.	4,035	115,522
Citrix Systems, Inc. (a)	2,260	136,346
Electronic Arts, Inc. (a)	3,759	86,344
Intuit, Inc.	3,377	206,098
Microsoft Corp. (d)	91,288	3,152,175
Oracle Corp.	44,643	1,371,433
Red Hat, Inc. (a)	2,277	108,886
Salesforce.com, Inc. (a)(c)	6,612	252,446
Symantec Corp.	8,486	190,680

		6,062,620
Specialty Retail — 2.2%
Abercrombie & Fitch Co., Class A	975	44,119
AutoNation, Inc. (a)	463	20,090
AutoZone, Inc. (a)	440	186,424
Bed Bath & Beyond, Inc. (a)	2,654	188,169
Best Buy Co., Inc.	3,242	88,604
CarMax, Inc. (a)	2,703	124,770
GameStop Corp., Class A	1,469	61,742
The Gap, Inc.	3,521	146,931
The Home Depot, Inc.	17,749	1,375,015
Lowe’s Cos., Inc.	13,028	532,845
O’Reilly Automotive, Inc. (a)(c)	1,349	151,924
PetSmart, Inc.	1,254	84,005
Ross Stores, Inc.	2,650	171,747
Staples, Inc.	7,987	126,674
Tiffany & Co.	1,445	105,254
TJX Cos., Inc.	8,744	437,725
Urban Outfitters, Inc. (a)	1,335	53,694

		3,899,732
Textiles, Apparel & Luxury Goods — 0.8%
Coach, Inc.	3,404	194,334
Fossil Group, Inc. (a)	652	67,358
L Brands, Inc.	2,902	142,924
NIKE, Inc., Class B	8,794	560,002
PVH Corp.	988	123,549
Ralph Lauren Corp.	737	128,046
VF Corp.	1,069	206,381

		1,422,594

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	9

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	5,821	$53,320
People’s United Financial, Inc.	4,085	60,867

		114,187
Tobacco — 1.7%
Altria Group, Inc.	24,444	855,296
Lorillard, Inc.	4,599	200,884
Philip Morris International, Inc.	19,872	1,721,313
Reynolds American, Inc.	3,839	185,692

		2,963,185
Trading Companies & Distributors — 0.2%
Fastenal Co.	3,272	150,021
W.W. Grainger, Inc.	725	182,831

		332,852
Wireless Telecommunication Services — 0.3%
Crown Castle International Corp. (a)	3,554	257,274
Sprint Nextel Corp. (a)	36,906	259,080

		516,354
Total Long-Term Investments (Cost — $76,692,085) — 99.0%		173,864,338

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (b)(e)	1,960,358	$1,960,358

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.21% (b)(e)(f)	$792	792,210
Total Short-Term Securities (Cost — $2,752,568) — 1.6%		2,752,568
Total Investments (Cost — $79,444,653) — 100.6%		176,616,906
Liabilities in Excess of Other Assets — (0.6)%		(1,062,562)

Net Assets — 100.0%		$175,554,344

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain
BlackRock, Inc.	1,557	8		(51)	1,514	$388,871	$5,178	$2,300
BlackRock Liquidity Funds, TempFund, Institutional Class	1,927,331	33,027	[1]	—	1,960,358	$1,960,358	$767	—
BlackRock Liquidity Series LLC, Money Market Series	$363,780	$428,430	[1]	—	$792,210	$792,210	$956	—
PNC Financial Services Group, Inc.	6,529	58		(140)	6,447	$470,115	$5,466	$2,780

[1]	Represents net shares/beneficial interest purchased.

(c)	Security, or a portion of security, is on loan.

(d)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration		Notional Value	Unrealized Depreciation
26	S&P 500 E-Mini	Chicago Mercantile	September 2013	USD	2,079,090	$(18,019)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub- classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (concluded)	BlackRock S&P 500 Index V.I. Fund

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$173,864,338	—	—	$173,864,338
Short-Term Securities	1,960,358	$792,210	—	2,752,568
Total	$175,824,696	$792,210	—	$176,616,906

[1] See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(18,019)	—	—	$(18,019)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $792,210 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	11

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)	BlackRock S&P 500 Index V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $771,532) (cost — $76,128,895)	$173,005,352
Investments at value — affiliated (cost — $3,315,758)	3,611,554
Investments sold receivable	21,310
Dividends receivable — unaffiliated	218,327
Dividends receivable — affiliated	97
Receivable from Manager	6,490
Securities lending income receivable — affiliated	166
Prepaid expenses	1,515

Total assets	176,864,811

Liabilities
Collateral on securities loaned at value	792,210
Variation margin payable	9,285
Investments purchased payable	117,915
Capital shares redeemed payable	273,751
Investment advisory fees payable	43,692
Other affiliates payable	1,306
Distribution fees payable	203
Officer’s and Directors’ fees payable	1,322
Other accrued expenses payable	70,783

Total liabilities	1,310,467

Net Assets	$175,554,344

Net Assets Consist of
Paid-in capital	$80,731,885
Undistributed net investment income	1,484,266
Accumulated net realized loss	(3,816,041)
Net unrealized appreciation/depreciation	97,154,234

Net Assets	$175,554,344

Net Asset Value
Class I — Based on net assets of $173,897,905 and 9,921,711 shares outstanding, 100 million shares authorized, $0.10 par value	$17.53

Class II — Based on net assets of $1,656,439 and 95,146 shares outstanding, 100 million shares authorized, $0.10 par value	$17.41

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)	BlackRock S&P 500 Index V.I. Fund

Investment Income:
Dividends — unaffiliated	$1,794,031
Dividends — affiliated	11,411
Securities lending — affiliated — net	956
Foreign taxes withheld	(626)

Total income	1,805,772

Expenses:
Investment advisory	257,224
Transfer agent — Class I	43,853
Transfer agent — Class II	407
Distribution — Class II	1,280
Professional	32,635
Accounting services	23,146
Custodian	14,104
Officer and Directors	9,362
Printing	5,598
Miscellaneous	4,584

Total expenses	392,193
Less fees waived by Manager	(672)
Less transfer agent fees reimbursed — Class I	(39,563)
Less transfer agent fees reimbursed — Class II	(366)

Total expenses after fees waived and/or reimbursed	351,592

Net investment income	1,454,180

Realized and Unrealized Gain (Loss):
Net realized gain from:
Investments — unaffiliated	1,973,950
Investments — affiliated	5,080
Financial futures contracts	229,500

2,208,530

Net change in unrealized appreciation/depreciation on:
Investments	17,892,251
Financial futures contracts	(16,558)

17,875,693

Total realized and unrealized gain	20,084,223

Net Increase in Net Assets Resulting from Operations	$21,538,403

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	13

Statements of Changes in Net Assets	BlackRock S&P 500 Index V.I. Fund

Increase in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$1,454,180	$2,970,102
Net realized gain	2,208,530	4,412,303
Net change in unrealized appreciation/depreciation	17,875,693	15,281,399

Net increase in net assets resulting from operations	21,538,403	22,663,804

Dividends and Distributions to Shareholders From
Net investment income:
Class I	—	(2,942,827)
Class II	—	(27,236)
Net realized gain:
Class I	—	(3,456,631)
Class II	—	(34,849)

Decrease in net assets resulting from dividends and distributions to shareholders	—	(6,461,543)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(5,728,604)	(4,957,525)

Net Assets
Total increase in net assets	15,809,799	11,244,736
Beginning of period	159,744,545	148,499,809

End of period	$175,554,344	$159,744,545

Undistributed net investment income	$1,484,266	$30,086

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Financial Highlights	BlackRock S&P 500 Index V.I. Fund

	Class I
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$15.43	$13.92	$14.52	$13.24	$10.75	$18.60

Net investment income[1]	0.14	0.29	0.24	0.22	0.24	0.30
Net realized and unrealized gain (loss)	1.96	1.87	0.02	1.72	2.58	(7.23)

Net increase (decrease) from investment operations	2.10	2.16	0.26	1.94	2.82	(6.93)

Dividends and distributions from:
Net investment income	—	(0.30)[2]	(0.26)[2]	(0.23)[2]	(0.24)[2]	(0.33)[2]
Net realized gain	—	(0.35)[2]	(0.60)[2]	(0.43)[2]	(0.09)[2]	(0.59)[2]

Total dividends and distributions	—	(0.65)	(0.86)	(0.66)	(0.33)	(0.92)

Net asset value, end of period	$17.53	$15.43	$13.92	$14.52	$13.24	$10.75

Total Investment Return[3]
Based on net asset value	13.61%[4]	15.60%	1.70%	14.70%	26.19%	(37.22)%

Ratios to Average Net Assets
Total expenses	0.46%[5]	0.46%	0.43%	0.43%	0.43%	0.43%

Total expenses after fees waived and/or reimbursed	0.41%[5]	0.43%	0.43%	0.42%	0.43%	0.43%

Net investment income	1.70%[5]	1.87%	1.65%	1.63%	1.92%	1.88%

Supplemental Data
Net assets, end of period (000)	$173,898	$158,160	$147,145	$163,308	$159,036	$143,897

Portfolio turnover	1%	4%	4%	5%	5%	4%

	Class II
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$15.34	$13.84	$14.44	$13.12	$10.66	$18.46

Net investment income[1]	0.13	0.26	0.22	0.18	0.21	0.27
Net realized and unrealized gain (loss)	1.94	1.86	0.02	1.75	2.56	(7.17)

Net increase (decrease) from investment operations	2.07	2.12	0.24	1.93	2.77	(6.90)

Dividends and distributions from:
Dividends from net investment income	—	(0.27)[2]	(0.24)[2]	(0.18)[2]	(0.22)[2]	(0.31)[2]
Net realized gain	—	(0.35)[2]	(0.60)[2]	(0.43)[2]	(0.09)[2]	(0.59)[2]

Total dividends and distributions	—	(0.62)	(0.84)	(0.61)	(0.31)	(0.90)

Net asset value, end of period	$17.41	$15.34	$13.84	$14.44	$13.12	$10.66

Total Investment Return[3]
Based on net asset value	13.49%[4]	15.44%	1.58%	14.73%	25.96%	(37.33)%

Ratios to Average Net Assets
Total expenses	0.60%[5]	0.61%	0.58%	0.58%	0.58%	0.58%

Total expenses after fees waived and/or reimbursed	0.56%[5]	0.58%	0.58%	0.58%	0.58%	0.58%

Net investment income	1.53%[5]	1.72%	1.52%	1.39%	1.76%	1.79%

Supplemental Data
Net assets, end of period (000)	$1,656	$1,584	$1,355	$855	$2,407	$2,129

Portfolio turnover	1%	4%	4%	5%	5%	4%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	15

Notes to Financial Statements (Unaudited)	BlackRock S&P 500 Index V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock S&P 500 Index V.I. Fund (the “Fund”). Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares also bear certain expenses related to the distribution of such shares.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to

Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	17

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

The following table is a summary of the Fund’s open securities lending agreements by counterparty which are subject to offset under a MSLA as of June 30, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Morgan Stanley	$653,440	$(653,440)	—
Credit Suisse Securities (USA) LLC	118,092	(116,390)	$1,702

Total	$771,532	$(769,830)	$1,702

[1]

Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $792,210 has been received in connection with securities lending transactions.

[2]

The market value of the loaned securities is determined as of June 30, 2013. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies or using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over the counter (“OTC”).

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2013
	Derivatives Liabilities
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/ depreciation[1]	(18,019)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2013
Net Realized Gain from
Equity contract:
Financial futures contracts	$229,500

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$(16,558)

For the six months ended June 30, 2013 the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	13
Average notional value of contracts purchased	$1,039,545

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearing house. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $500 Million	0.300%
$500 Million - $1 Billion	0.275%
Greater than $1 Billion	0.250%

The management fee reductions for assets exceeding $500 million are voluntary and may be terminated by the Manager without notice at any time.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended June 30, 2013, the Fund reimbursed the Manager $905 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% based upon the average daily net assets attributable to Class II.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2013, the

Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class II	0.00%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees reimbursed-class specific in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.40% for Class II. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Company, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2013, BIM received $616 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2013, were $2,418,518 and $6,144,304, respectively.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	19

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

7. Income Tax Information:

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$86,138,593

Gross unrealized appreciation	$92,898,927
Gross unrealized depreciation	(2,420,614)

Net unrealized appreciation	$90,478,313

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2013.

9. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	393,315	$6,693,602	803,618	$12,336,078
Shares issued in reinvestment of dividends and distributions	—	—	421,822	6,399,458
Shares redeemed	(723,505)	(12,276,019)	(1,543,590)	(23,771,104)

Net decrease	(330,190)	$(5,582,417)	(318,150)	$(5,035,568)

Class II
Shares sold	5,404	$90,152	27,124	$415,373
Shares issued in reinvestment of dividends and distributions	—	—	4,117	62,085
Shares redeemed	(13,556)	(236,339)	(25,831)	(399,415)

Net increase (decrease)	(8,152)	$(146,187)	5,410	$78,043
Total Net Decrease	(338,342)	$(5,728,604)	(312,740)	$(4,957,525)

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (concluded)	BlackRock S&P 500 Index V.I. Fund

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend and a long-term capital gain distribution in the following amounts per share on July 19, 2013 to shareholders of record on July 17, 2013 as follows:

	Net Investment Income	Long-Term Capital Gain
Class I	$0.003017	$0.068025
Class II	$0.003017	$0.068025

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	21

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACK ROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Total Return V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2013	BlackRock Total Return V.I. Fund

Investment Objective

BlackRock Total Return V.I. Fund’s (the “Fund”) primary investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2013, the Fund outperformed its benchmark, the Barclays US Aggregate Bond Index.

What factors influenced performance?

•

The Fund and its benchmark generated negative returns for the period as fixed income markets broadly declined amid high levels of interest rate volatility driven by fears around the US Federal Reserve potentially tapering its asset purchase program earlier than expected. (Bond prices fall as interest rates rise.) However, the Fund outperformed its benchmark index due largely to its diverse exposure to credit sectors. Specifically, the Fund’s exposures and security selection within securitized assets and corporate credits were the primary drivers of performance for the period. The Fund’s allocations to agency mortgage-backed securities (“MBS”), US Treasury securities, foreign sovereign debt and supranational securities also added to performance.

•

Detracting from relative performance was the Fund’s allocation to US Treasury inflation-protected securities (“US TIPS”). Security selection within US Treasury securities, agency debentures and emerging market debt securities also had a negative impact on results.

•

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the Fund as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the use of derivatives, including US Treasury futures contracts, foreign currency exchange contracts, options and swaps, had a positive impact on performance.

Describe recent portfolio activity.

•

During the six-month period, the Fund decreased exposure to investment grade and high yield credit given the limited return opportunities in these sectors. Within securitized sectors, the Fund slightly added to positions in asset-backed securities (“ABS”), with a preference for new-issue student loans, and added to non-agency residential MBS while its allocation to commercial mortgage-backed securities (“CMBS”) remained unchanged. During the months of April and May, the Fund tactically increased exposure to the agency MBS sector, particularly within 30-year issues, to take advantage of price distortions in the market resulting from the US Federal Reserve’s open market purchases as part of its monetary stimulus program. A surprisingly hawkish tone at the late-June meeting of the US Federal Reserve ignited a broad sell-off throughout interest rate and credit markets alike. The Fund actively reduced risk across all of its fixed income exposures.

Describe portfolio positioning at period end.

•

At period end, the Fund was generally underweight relative to the Barclays US Aggregate Bond Index in government-owned/government-related sectors in favor of non-government spread sectors. Within spread sectors, the Fund was most significantly overweight in CMBS and ABS. Within the government sectors, the Fund was underweight in US Treasuries and agency debentures, while its weighting in agency MBS was in line with the benchmark index. The Fund also held a small out-of-index allocations to US TIPS, non-agency residential MBS, high yield credit and non-US dollar-denominated positions. The Fund ended the period with a shorter duration (lower sensitivity to interest rate movements) relative to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	40%
U.S. Treasury Obligations	20
Corporate Bonds	16
Asset-Backed Securities	11
Non-Agency Mortgage-Backed Securities	8
Foreign Government Obligations	2
Foreign Agency Obligations	2
Preferred Securities	1

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

BlackRock Total Return V.I. Fund

Total Return Based on a $10,000 Investment

[1]

The Fund, under normal circumstances, invests at least 80%, and typically 90% or more, of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks, government obligations and money market securities.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[3]

This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and US government agency issues with at least one year to maturity.

Performance Summary for the Period Ended June 30, 2013
				Average Annual Total Returns
	Standardized 30-Day Yields[5]	Unsubsidized 30-Day Yields[5]	6-Month Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]
Class I4	3.05%	2.84%	(2.36)%	1.81%	5.17%		3.97%
Class III[4]	2.74	2.64	(2.36)	1.60 [7]	4.92	[7]	3.72	[7]
Barclays US Aggregate Bond Index	—	—	(2.44)	(0.69)	5.19		4.52

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual				Hypothetical[10]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[8]	Expenses Paid During the Period[9]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[8]	Ending Account Value June 30, 2013	Expenses Paid During the Period[9]
Class I	$1,000.00	$976.40	$3.43	$3.23	$1,000.00	$1,021.32	$3.51	$1,021.52	$3.31
Class III	$1,000.00	$976.40	$4.75	$4.61	$1,000.00	$1,019.98	$4.86	$1,020.13	$4.71

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.70% for Class I and 0.97% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.66% for Class I and 0.94% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	3

Disclosure of Expenses	BlackRock Total Return V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements and/or treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. In contrast, the redemption value of the Fund’s debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively in addition to the impact on Fund performance from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Derivative Financial Instruments	BlackRock Total Return V.I. Fund

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, interest rate, foreign currency exchange rate, and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	5

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
ACE Securities Corp. Home Equity Loan Trust, Series 2003-OP1, Class A2, 0.91%, 12/25/33 (a)	USD	122	$109,820
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17		180	186,440
Series 2012-2, Class C, 2.64%, 10/10/17		235	238,603
Series 2012-3, Class C, 2.42%, 5/08/18		150	151,843
Series 2012-4, Class B, 1.31%, 11/08/17		85	84,837
Series 2012-4, Class C, 1.93%, 8/08/18		140	138,438
Series 2012-5, Class C, 1.69%, 11/08/18		165	162,353
Anchorage Capital CLO Ltd., Series 2013-1A, Class A1, 1.47%, 7/13/25 (a)(b)		360	357,912
AUTO ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	228	299,413
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.67%, 1/20/25 (a)(b)	USD	650	651,950
Cavalry CLO II, Series 2A, Class B1, 2.38%, 1/17/24 (a)(b)		330	330,000
Chesapeake Funding LLC, Series 2012-1A, Class B, 1.79%, 11/07/23 (a)(b)		200	200,916
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 0.81%, 9/25/33 (a)		127	116,670
Series 2004-5, Class A, 1.09%, 10/25/34 (a)		143	140,378
Credit Acceptance Auto Loan Trust:
Series 2012-2A, Class A, 1.52%, 3/16/20 (b)		250	250,511
Series 2013-1A, Class A, 1.21%, 10/15/20 (b)		250	248,074
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.50%, 10/20/43 (a)(b)		217	202,875
DT Auto Owner Trust:
Series 2012-1A, Class B, 2.26%, 10/16/17 (b)		390	391,135
Series 2012-1A, Class D, 4.94%, 7/16/18 (b)		250	256,166
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class C, 2.07%, 9/15/15 (b)		125	125,340
Series 2010-5, Class D, 2.41%, 9/15/15 (b)		65	65,258
Series 2011-2, Class C, 2.37%, 9/15/15		155	155,557
Series 2011-2, Class D, 2.86%, 9/15/15		110	110,584
Series 2012-1, Class C, 1.69%, 1/15/16 (a)		215	216,192
Series 2012-1, Class D, 2.29%, 1/15/16 (a)		195	196,618
Series 2012-2, Class C, 2.86%, 1/15/19		100	103,753
Series 2012-2, Class D, 3.50%, 1/15/19		100	105,419
Series 2012-4, Class C, 1.39%, 9/15/16		105	105,365
Series 2012-4, Class D, 2.09%, 9/15/16		180	181,403
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 1.41%, 4/25/25 (a)(b)		260	260,000

Asset-Backed Securities	Par (000)		Value
HLSS Servicer Advance Receivables Backed Notes:
Series 2012-T2, Class A1, 1.34%, 10/15/43 (b)	USD	100	$99,960
Series 2012-T2, Class A2, 1.99%, 10/15/45 (b)		200	200,180
Series 2013-T1, Class A2, 1.50%, 1/16/46 (a)(b)		390	384,891
Series 2013-T3, Class A3, 1.79%, 5/15/46 (b)		725	715,938
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		125	127,155
ING Investment Management CLO Ltd., Series 2012-2A, Class A, 1.81%, 10/15/22 (a)(b)		345	346,932
JG Wentworth XX LLC, Series 2010-1A, Class A, 5.56%, 7/15/59 (b)		561	642,609
JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (b)		194	202,925
KKR Financial CLO Corp., Series 2007-AA, Class A, 1.03%, 10/15/17 (a)(b)		410	409,450
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class A2MZ, 0.79%, 12/25/34 (a)		155	143,186
Nationstar Mortgage Advance Receivable Trust:
Series 2013-T1A, Class A1, 1.08%, 6/20/44 (b)		400	399,998
Series 2013-T2A, Class A2, 1.68%, 6/20/46 (b)		570	569,998
Nelnet Student Loan Trust, Series 2008-3, Class A4, 1.92%, 11/25/24 (a)		270	282,470
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.45%, 6/25/35 (a)		487	484,339
Northwoods Capital Corp./Northwoods Capital Ltd.:
Series 2012-9A, Class A, 1.70%, 1/18/24 (a)(b)		260	260,975
Series 2012-9A, Class B1, 2.53%, 1/18/24 (a)(b)		255	256,913
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.39%, 7/17/25 (a)(b)		260	259,584
Option One Mortgage Acceptance Corp. Asset Back Certificates, Series 2003-4, Class A2, 0.83%, 7/25/33 (a)		256	232,728
OZLM Funding Ltd.:
Series 2012-2A, Class A1, 1.76%, 10/30/23 (a)(b)		360	366,732
Series 2013-4A, Class A1, 1.47%, 7/22/25 (a)(b)		390	387,543
PFS Financing Corp., Series 2012-AA, Class A, 1.39%, 2/15/16 (a)(b)		220	220,821
RAAC Trust, Series 2005-SP2, Class 2A, 0.49%, 6/25/44 (a)		917	785,110
RASC Trust, Series 2003-KS5, Class AIIB, 0.77%, 7/25/33 (a)		125	101,898
Santander Drive Auto Receivables Trust:
Series 2011-S1A, Class B, 1.48%, 5/15/17 (b)		80	80,055
Series 2012-1, Class B, 2.72%, 5/16/16		110	111,983
Series 2012-1, Class C, 3.78%, 11/15/17		145	150,520

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	EUR Euro JPY Japanese Yen LIBOR London Interbank Offered Rate	RB Revenue Bonds TBA To-be-announced USD Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Series 2012-2, Class C, 3.20%, 2/15/18	USD	245	$252,309
Series 2012-3, Class B, 1.94%, 12/15/16		405	408,566
Series 2012-3, Class C, 3.01%, 4/16/18		560	575,119
Series 2012-4, Class C, 2.94%, 12/15/17		140	142,257
Series 2012-5, Class B, 1.56%, 8/15/18		225	226,791
Series 2012-5, Class C, 2.70%, 8/15/18		105	105,661
Series 2012-6, Class B, 1.33%, 5/15/17		170	170,732
Series 2012-6, Class C, 1.94%, 3/15/18		120	119,120
Series 2012-AA, Class B, 1.21%, 10/16/17 (b)		420	419,653
Series 2012-AA, Class C, 1.78%, 11/15/18 (b)		800	784,122
Series 2013-2, Class B, 1.33%, 3/15/18		400	398,590
Series 2013-2, Class C, 1.95%, 3/15/19		660	645,023
Series 2013-3, Class B, 1.19%, 5/15/18		360	356,822
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.47%, 4/25/35 (a)		76	73,426
Scholar Funding Trust, Series 2011-A, Class A, 1.18%, 10/28/43 (a)(b)		219	216,323
SLC Private Student Loan Trust, Series 2006-A, Class A5, 0.45%, 7/15/36 (a)		425	410,741
SLM Private Credit Student Loan Trust, Series 2004-B, Class A2, 0.47%, 6/15/21 (a)		365	357,512
SLM Private Education Loan Trust:
Series 2011-B, Class A2, 3.74%, 2/15/29 (b)		100	105,375
Series 2011-C, Class A2B, 4.54%, 10/17/44 (b)		260	281,689
Series 2012-A, Class A1, 1.59%, 8/15/25 (a)(b)		118	119,247
Series 2012-A, Class A2, 3.83%, 1/17/45 (b)		155	164,774
Series 2012-C, Class A1, 1.29%, 8/15/23 (a)(b)		247	248,155
Series 2012-C, Class A2, 3.31%, 10/15/46 (b)		525	543,240
Series 2012-D, Class A2, 2.95%, 2/15/46 (b)		610	625,901
Series 2012-E, Class A1, 0.94%, 10/16/23 (a)(b)		228	228,451
Series 2013-A, Class A2A, 1.77%, 5/17/27 (b)		165	156,145
SLM Student Loan Trust, Series 2008-5, Class A4, 1.98%, 7/25/23 (a)		335	346,098
SpringCastle America Funding LLC, Series 2013-1A, Class A, 3.75%, 4/03/21 (b)		821	820,959
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.49%, 1/25/35 (a)		343	297,874
Vibrant CLO Ltd., Series 2012-1A, Class A1, 1.97%, 7/17/24 (a)(b)		640	642,560
World Financial Network Credit Card Master Trust:
Series 2012-C, Class A, 2.23%, 8/15/22		430	427,672
Series 2012-D, Class A, 2.15%, 4/17/23		535	518,941
Total Asset-Backed Securities — 17.3%			25,558,564

Corporate Bonds
Auto Components — 0.1% BorgWarner, Inc., 4.63%, 9/15/20		140	147,045
Beverages — 0.1% PepsiCo, Inc., 3.60%, 8/13/42		225	191,111

Corporate Bonds	Par (000)		Value
Capital Markets — 0.7%
The Goldman Sachs Group, Inc.:
5.75%, 1/24/22	USD	144	$158,834
3.63%, 1/22/23		390	373,141
Morgan Stanley:
3.80%, 4/29/16		115	119,607
2.13%, 4/25/18		375	358,887

			1,010,469
Chemicals — 0.4%
LyondellBasell Industries NV, 5.00%, 4/15/19		605	658,298
Commercial Banks — 0.9%
ABN AMRO Bank NV, 6.38%, 4/27/21	EUR	100	143,311
Canadian Imperial Bank of Commerce, 2.60%, 7/02/15 (b)	USD	285	295,688
Commerzbank AG, 6.38%, 3/22/19	EUR	100	134,720
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (b)	USD	700	717,500

			1,291,219
Consumer Finance — 0.0%
SLM Corp., 4.63%, 9/25/17		40	39,400
Containers & Packaging — 0.2%
Rock Tenn Co.:
3.50%, 3/01/20		75	73,389
4.00%, 3/01/23		258	248,593

			321,982
Diversified Financial Services — 4.9%
Bank of America Corp.:
6.50%, 8/01/16		110	124,019
3.88%, 3/22/17		173	181,189
2.00%, 1/11/18		820	794,263
5.65%, 5/01/18		1,205	1,338,733
5.70%, 1/24/22		428	475,099
3.30%, 1/11/23		165	155,949
5.20%, 12/29/49 (a)		164	154,160
Citigroup, Inc.:
4.59%, 12/15/15		1,417	1,513,262
4.45%, 1/10/17		100	107,079
3.38%, 3/01/23		155	148,275
5.35%, 4/29/49 (a)		95	89,063
Ford Motor Credit Co. LLC:
6.63%, 8/15/17		210	237,677
5.00%, 5/15/18		795	847,807
Glencore Funding LLC, 2.50%, 1/15/19 (b)		295	266,889
JPMorgan Chase & Co.:
Series Q, 5.15% (a)(c)		119	113,348
3.25%, 9/23/22		132	125,321
3.20%, 1/25/23		180	170,875
Novus USA Trust, Series 2013-1, 1.57%, 2/28/14 (a)(b)		320	319,520

			7,162,528
Diversified Telecommunication Services — 0.8%
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		204	213,435
Level 3 Financing, Inc., 8.13%, 7/01/19		207	217,350
Sprint Capital Corp., 6.88%, 11/15/28		80	76,800
Verizon Communications, Inc., 3.85%, 11/01/42		776	643,880

			1,151,465
Electric Utilities — 1.5%
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		54	70,198
5.95%, 12/15/36		100	108,001
Duke Energy Carolinas LLC, 4.25%, 12/15/41		175	163,046

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	7

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Electric Utilities (concluded)
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20	USD	240	$262,800
Florida Power & Light Co., 5.95%, 2/01/38		375	452,998
Georgia Power Co., 3.00%, 4/15/16		205	214,527
Jersey Central Power & Light Co., 7.35%, 2/01/19		120	144,892
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		550	611,060
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (b)		125	129,831

			2,157,353
Energy Equipment & Services — 1.2%
Transocean, Inc.:
5.05%, 12/15/16		265	288,168
2.50%, 10/15/17		430	424,944
6.00%, 3/15/18		621	695,918
6.50%, 11/15/20		265	298,286

			1,707,316
Food & Staples Retailing — 0.1%
Wal-Mart Stores, Inc., 4.00%, 4/11/43		191	174,036
Food Products — 0.4%
Mondelez International, Inc., 6.50%, 8/11/17		455	529,006
Health Care Equipment & Supplies — 0.4%
Boston Scientific Corp., 6.25%, 11/15/15		571	631,957
Health Care Providers & Services — 0.9%
Coventry Health Care, Inc., 5.45%, 6/15/21		194	216,089
HCA, Inc., 7.25%, 9/15/20		495	531,506
Tenet Healthcare Corp., 6.25%, 11/01/18		220	231,550
UnitedHealth Group, Inc., 3.38%, 11/15/21		75	74,764
WellPoint, Inc.:
1.88%, 1/15/18		215	210,516
Series A, 3.70%, 8/15/21		122	123,011

			1,387,436
Household Products — 0.3%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
7.88%, 8/15/19		220	239,800
6.88%, 2/15/21		260	273,000

			512,800
Insurance — 2.0%
Allianz Finance II BV, 5.75%, 7/08/41 (a)	EUR	300	431,343
American International Group, Inc.:
3.80%, 3/22/17	USD	380	398,360
5.45%, 5/18/17		185	203,932
4.88%, 6/01/22		369	393,326
AXA SA, 5.25%, 4/16/40 (a)	EUR	200	265,371
Manulife Financial Corp., 3.40%, 9/17/15	USD	220	229,852
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (a)	EUR	200	295,724
Prudential Financial, Inc.:
4.75%, 9/17/15	USD	272	292,690
5.38%, 6/21/20		200	224,208
4.50%, 11/15/20		270	287,782

			3,022,588
Life Sciences Tools & Services — 0.1%
Life Technologies Corp., 6.00%, 3/01/20		130	146,454
Media — 2.3%
CBS Corp.:
4.63%, 5/15/18		80	86,663

Corporate Bonds	Par (000)		Value
Media (concluded)
8.88%, 5/15/19	USD	175	$225,530
5.75%, 4/15/20		65	73,725
Comcast Corp.:
5.88%, 2/15/18		420	490,357
4.65%, 7/15/42		340	326,036
COX Communications, Inc.:
3.25%, 12/15/22 (b)		313	294,479
8.38%, 3/01/39 (b)		310	420,159
4.70%, 12/15/42 (b)		101	89,586
NBCUniversal Media LLC:
5.15%, 4/30/20		543	618,201
4.38%, 4/01/21		70	75,509
4.45%, 1/15/43		154	143,763
Time Warner Cable, Inc., 4.50%, 9/15/42		276	214,034
Virgin Media Secured Finance PLC, 6.50%, 1/15/18		270	277,425

			3,335,467
Metals & Mining — 0.4%
Freeport-McMoRan Copper & Gold, Inc.:
3.10%, 3/15/20 (b)		212	195,955
5.45%, 3/15/43 (b)		138	121,696
Novelis, Inc., 8.75%, 12/15/20		310	332,475

			650,126
Multiline Retail — 0.1%
Macy’s Retail Holdings, Inc., 7.45%, 7/15/17		157	187,888
Multi-Utilities — 0.2%
Dominion Resources, Inc., 1.95%, 8/15/16		295	300,889
Oil, Gas & Consumable Fuels — 3.2%
Anadarko Petroleum Corp., 5.95%, 9/15/16		385	431,844
CONSOL Energy, Inc., 8.25%, 4/01/20		31	32,473
DCP Midstream LLC, 5.85%, 5/21/43 (a)(b)		35	33,600
Energy Transfer Partners LP:
3.60%, 2/01/23		385	360,317
6.50%, 2/01/42		159	169,562
Enterprise Products Operating LLC, 4.45%, 2/15/43		110	97,643
Laredo Petroleum, Inc., 7.38%, 5/01/22		150	157,500
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19 (b)		275	261,938
MEG Energy Corp.:
6.50%, 3/15/21 (b)		475	470,844
6.38%, 1/30/23 (b)		80	77,600
Murphy Oil Corp.:
2.50%, 12/01/17		256	252,489
4.00%, 6/01/22		58	55,403
3.70%, 12/01/22		366	339,511
Noble Energy, Inc.:
4.15%, 12/15/21		80	82,601
6.00%, 3/01/41		140	157,725
Noble Holding International Ltd., 5.25%, 3/15/42		190	170,180
Novatek OAO via Novatek Finance Ltd., 4.42%, 12/13/22 (b)		200	183,500
Peabody Energy Corp.:
6.00%, 11/15/18		25	25,063
6.25%, 11/15/21		145	139,925
Plains Exploration & Production Co., 6.50%, 11/15/20		150	159,031
Range Resources Corp., 5.75%, 6/01/21		50	51,500
Sibur Securities Ltd., 3.91%, 1/31/18 (b)		200	185,000
Western Gas Partners LP:
5.38%, 6/01/21		356	382,010
4.00%, 7/01/22		133	129,102

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
The Williams Cos., Inc.:
7.88%, 9/01/21	USD	181	$218,496
3.70%, 1/15/23		180	167,235

			4,792,092
Paper & Forest Products — 0.4%
International Paper Co., 4.75%, 2/15/22		512	538,771
Pharmaceuticals — 0.1%
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		90	90,008
Real Estate Investment Trusts (REITs) — 0.3%
Ventas Realty LP/Ventas Capital Corp.:
2.70%, 4/01/20		58	54,841
4.75%, 6/01/21		140	147,076
Vornado Realty LP, 5.00%, 1/15/22		235	246,673

			448,590
Real Estate Management & Development — 0.1%
Realogy Group LLC, 7.88%, 2/15/19 (b)(d)		189	199,395
Road & Rail — 0.2%
Burlington Northern Santa Fe LLC, 3.00%, 3/15/23		263	250,620
Software — 0.1%
First Data Corp., 7.38%, 6/15/19 (b)		105	107,888
Specialty Retail — 0.1%
QVC, Inc., 7.50%, 10/01/19 (b)		190	206,570
Thrifts & Mortgage Finance — 0.5%
Radian Group, Inc., 5.38%, 6/15/15		750	761,250
Trading Companies & Distributors — 0.3%
United Rentals North America, Inc., 7.63%, 4/15/22		360	389,700
Wireless Telecommunication Services — 1.5%
America Movil SAB de CV, 2.38%, 9/08/16		385	390,085
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 4/15/23		175	165,017
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		845	969,616
MetroPCS Wireless, Inc., 7.88%, 9/01/18		11	11,715
SBA Tower Trust, 5.10%, 4/15/42 (b)		170	185,928
Sprint Nextel Corp., 9.00%, 11/15/18 (b)		390	456,300

			2,178,661
Total Corporate Bonds — 24.8%			36,680,378

Floating Rate Loan Interests — 0.2%
Hotels, Restaurants & Leisure — 0.2%
Motel 6, Loan, 10.00%, 10/15/17 (b)		300	310,432

Foreign Agency Obligations
Caixa Economica Federal:
2.38%, 11/06/17 (b)		150	138,375
3.50%, 11/07/22 (b)		150	126,000
DP World Sukuk Ltd., 6.25%, 7/02/17		280	299,600
Eksportfinans ASA, 5.50%, 5/25/16		405	421,909
Hydro-Quebec:
8.40%, 1/15/22		370	502,800
8.05%, 7/07/24		940	1,292,811
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13		360	360,130

Foreign Agency Obligations	Par (000)		Value
Nexen, Inc.:
5.88%, 3/10/35	USD	10	$10,449
6.40%, 5/15/37		230	249,984
7.50%, 7/30/39		295	360,276
Petrobras International Finance Co., 3.88%, 1/27/16		700	720,178
Sberbank of Russia Via SB Capital SA, 6.13%, 2/07/22		200	208,740
Total Foreign Agency Obligations — 3.2%			4,691,252

Foreign Government Obligations
Argentina — 0.0%
Republic of Argentina, 2.50%, 12/31/38 (e)		160	52,000
Brazil — 0.1%
Federative Republic of Brazil, 7.13%, 1/20/37		100	119,000
Italy — 2.3%
Buoni Poliennali Del Tesoro:
3.75%, 4/15/16	EUR	2,025	2,724,206
5.25%, 8/01/17		420	588,646

			3,312,852
Mexico — 0.4%
United Mexican States:
5.63%, 1/15/17	USD	200	222,300
5.13%, 1/15/20		350	384,650

			606,950
Poland — 0.2%
Republic of Poland:
6.38%, 7/15/19		60	69,979
5.13%, 4/21/21		210	228,375

			298,354
Russia — 0.2%
Russian Federation, 7.50%, 3/31/30 (e)		302	353,395
South Africa — 0.1%
Republic of South Africa, 5.50%, 3/09/20		180	189,675
Total Foreign Government Obligations — 3.3%			4,932,226

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.8%
Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 9/25/37		1,169	900,168
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-OA5, Class 2A1, 0.39%, 4/25/46 (a)		285	211,219
Series 2006-OA5, Class 3A1, 0.39%, 4/25/46 (a)		452	356,103
Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 2.63%, 7/27/36 (a)(b)		602	600,941
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 0.34%, 12/25/36 (a)		258	198,608
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 3A1, 2.59%, 8/25/35 (a)		203	175,309
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.99%, 11/25/34 (a)		181	165,419

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	9

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Residential Accredit Loans, Inc. Trust, Series 2006-QO2, Class A1, 0.41%, 2/25/46 (a)	USD	349	$154,598

			2,762,365
Commercial Mortgage-Backed Securities — 9.4%
Banc of America Commercial Mortgage Trust:
Series 2006-5, Class AAB, 5.38%, 9/10/47		376	390,720
Series 2007-1, Class A4, 5.45%, 1/15/49		400	443,469
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (a)		25	26,139
Series 2007-3, Class A4, 5.86%, 6/10/49 (a)		630	705,441
Series 2007-3, Class AM, 5.86%, 6/10/49 (a)		200	216,291
Banc of America Large Loan Trust, Series 2010-HLTN, Class HLTN, 2.49%, 11/15/15 (a)(b)		903	903,357
Banc of America Re-REMIC Trust, Series 2010-UB4, Class A4A, 5.03%, 12/20/41 (a)(b)		392	404,781
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (a)		70	74,842
Series 2007-PW17, Class A3, 5.74%, 6/11/50		364	378,552
Commercial Mortgage Pass-Through Certificates:
Series 2006-C8, Class AM, 5.35%, 12/10/46		225	243,765
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		110	119,035
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (b)		180	169,027
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (b)		230	221,915
Credit Suisse Mortgage Capital Certificates:
Series 2007-TF2A, Class A3, 0.46%, 4/15/22 (a)(b)		180	170,108
Series 2010-RR2, Class 2A, 5.95%, 9/15/39 (a)(b)		520	580,134
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.19%, 3/15/18 (a)(b)		180	180,936
Deutsche Bank ReREMIC Trust:
Series 2011-C32, Class A3A, 5.94%, 6/17/49 (a)(b)		165	184,937
Series 2012-EZ1, Class A, 0.95%, 9/25/45 (b)		726	727,912
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (b)		180	174,701
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG9, Class AM, 5.48%, 3/10/39		70	73,581
Series 2007-GG11, Class A4, 5.74%, 12/10/49		100	111,996
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (a)		130	139,264
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.55%, 12/10/27 (a)(b)		360	307,815
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Class C, 3.63%, 6/05/31 (b)		100	98,961
GS Mortgage Securities Trust:
Series 2006-GG8, Class AJ, 5.62%, 11/10/39		150	140,879
Series 2006-GG8, Class AM, 5.59%, 11/10/39		70	75,944

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB14, Class AM, 5.63%, 12/12/44 (a)	USD	240	$259,856
Series 2006-LDP9, Class AM, 5.37%, 5/15/47		60	63,307
Series 2007-CB18, Class A3, 5.45%, 6/12/47		146	149,644
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (a)		179	192,148
Series 2013-C10, Class C, 4.30%, 12/15/47 (a)		55	51,049
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, 5.87%, 9/15/45 (a)		317	353,164
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class AJ, 5.46%, 11/12/37 (a)		195	201,096
Morgan Stanley, Series 2007-XLCA, Class A2 0.53%, 7/17/17 (a)		37	35,552
Morgan Stanley Capital I Trust:
Series 2007-HQ12, Class A2FX, 5.76%, 4/12/49 (a)		265	265,671
Series 2007-HQ12, Class AM, 5.76%, 4/12/49 (a)		315	335,285
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		120	128,563
Series 2007-IQ15, Class AM, 6.09%, 6/11/49 (a)		440	473,762
Morgan Stanley Capital I, Inc., Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		84	85,432
Morgan Stanley ReREMIC Trust:
Series 2009-IO, Class B, 0.05%, 7/17/56 (b)(f)		310	303,800
Series 2011-IO, Class A, 2.50%, 3/23/51 (b)		174	175,384
Series 2012-IO, Class AXB1, 1.00%, 3/27/51 (b)		127	127,321
Series 2012-IO, Class AXB2, 1.00%, 3/27/51		120	116,526
Series 2012-XA, Class A, 2.00%, 7/27/49 (b)		257	260,487
Motel 6 Trust, Series 2012-MTL6, Class B, 2.74%, 10/05/25 (b)		130	127,259
Queens Center Mortgage Trust, Series 2013-QCA, Class D, 3.47%, 1/11/37 (a)(b)		470	391,424
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.12%, 2/16/51 (a)(b)		760	839,156
S2 Hospitality LLC, Series 2012-LV1, Class A, 4.50%, 4/15/25 (b)		114	113,854
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (b)		414	409,085
Wachovia Bank Commercial Mortgage Trust:
Series 2007-C33, Class A4, 6.12%, 2/15/51 (a)		630	700,832
Series 2007-C33, Class AJ, 6.12%, 2/15/51 (a)		195	184,525
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (b)		245	245,036

			13,853,720
Interest Only Commercial Mortgage-Backed Securities — 1.2%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36 (a)(b)		3,475	206,818
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR1, Class XA, 2.42%, 5/15/45 (a)		1,248	159,289
Series 2013-LC6, Class XA, 1.96%, 1/10/46 (a)		2,864	294,060

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
GS Mortgage Securities Corp. II:
Series 2013-GC10, Class XA, 1.93%, 2/10/46 (a)	USD	2,706	$304,572
Series 2013-KYO, Class XB1, 3.25%, 11/08/29 (a)(b)		1,410	87,702
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class XA, 2.21%, 6/15/45 (a)		1,054	111,715
Series 2013-LC11, Class XA, 1.73%, 4/15/46 (a)		1,099	112,412
Morgan Stanley Capital I Trust, Series 2012-C4, Class XA, 2.87%, 3/15/45 (a)(b)		2,005	265,789
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class XA, 1.99%, 12/15/45 (a)(b)		1,727	196,742

			1,739,099
Total Non-Agency Mortgage-Backed Securities — 12.4%			18,355,184

Other Interests (g)	Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (h)(i)		185	—
Lehman Brothers Holdings, Inc. (i)		1,025	—
Total Other Interests — 0.0%			—

Preferred Securities
Capital Trusts	Par (000)
Capital Markets — 0.0%
State Street Capital Trust IV, 1.27%, 6/01/77 (a)		30	24,323
Commercial Banks — 0.2%
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (a)		245	244,081
Insurance — 0.6%
American International Group, Inc., 8.18%, 5/15/68 (a)		125	152,500
MetLife Capital Trust IV, 7.88%, 12/15/67 (b)		150	178,636
Prudential Financial, Inc.:
5.88%, 9/15/42 (a)		128	128,320
5.20%, 3/15/44 (a)		10	9,450
XL Group PLC, 6.50%, 12/29/49 (a)(c)		335	326,625

			795,531
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (b)(c)		200	200,000
Total Capital Trusts — 0.9%			1,263,935

Preferred Stocks
Capital Markets — 0.1%
The Goldman Sachs Group, Inc.		4,748	114,617

Preferred Stocks	Shares		Value
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25%		10,000	$45,500
Freddie Mac, Series Z, 8.38%		10,000	46,500

			92,000
Total Preferred Stocks — 0.1%			206,617

Trust Preferreds
Diversified Financial Services — 0.3%
Citigroup Capital XIII, 7.88%, 10/30/40		13,971	389,092
Total Preferred Securities — 1.3%			1,859,644

Taxable Municipal Bonds	Par (000)
New York City Municipal Water Finance Authority RB:
5.38%, 6/15/43	USD	200	215,850
5.50%, 6/15/43		240	261,898
Total Taxable Municipal Bonds — 0.3%			477,748

U.S. Government Sponsored Agency Securities
Agency Obligations — 2.4%
Fannie Mae, 2.80%, 10/09/19 (f)		595	499,800
Federal Home Loan Bank, 5.63%, 6/13/16		1,285	1,458,622
FREMF Mortgage Trust:
Series 2012-K23, Class B, 3.78%, 10/25/45 (b)		160	144,397
Series 2012-K706, Class C, 4.16%, 11/25/44 (a)(b)		35	32,682
Series 2012-K711, Class B, 3.56%, 8/25/45 (b)		185	177,215
Series 2013-K713, Class B, 3.17%, 4/25/20 (a)(b)		25	22,888
Tennessee Valley Authority, 5.25%, 9/15/39		1,060	1,192,635

			3,528,239
Commercial Mortgage-Backed Securities — 0.4%
Freddie Mac:
Series K025, Class A2, 2.68%, 10/25/22		290	285,833
Series K027, Class A2, 2.64%, 1/25/23		325	309,586

			595,419
Interest Only Collateralized Mortgage Obligations — 0.3%
Fannie Mae:
Series 2011-123, Class CS, 6.42%, 10/25/41 (a)		839	145,472
Series 2012-94, Class IK, 4.00%, 9/25/42		926	157,084
Series 2013-14, Class IA, 4.50%, 3/25/43		283	29,155
Series 2013-52, Class EI, 4.00%, 3/25/43		197	20,057

			351,768
Interest Only Commercial Mortgage-Backed Securities — 0.3%
Fannie Mae, Series 2013-M5, Class X2, 2.53%, 1/25/21		598	86,358
Freddie Mac:
Series K019, Class X1, 1.89%, 3/25/22 (a)		511	59,063
Series K021, Class X1, 1.65%, 6/25/22 (a)		788	81,879
Series K707, Class X1, 1.69%, 1/25/47 (a)		1,107	79,595

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	11

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Series K710, Class X1, 1.91%, 5/25/19 (a)	USD	847	$73,779
Ginnie Mae, Series 2012-120, Class IO, 1.01%, 2/16/53 (a)		1,146	96,096

			476,770
Mortgage-Backed Securities — 60.3%
Fannie Mae Mortgage-Backed Securities:
2.50%, 12/01/27-7/01/28 (j)		3,493	3,513,990
2.95%, 3/01/41 (a)		100	104,189
3.00%, 2/01/28-7/01/43 (j)		14,705	14,742,387
3.16%, 3/01/41 (a)		181	188,306
3.27%, 12/01/40 (a)		225	234,539
3.33%, 6/01/41 (a)		183	190,184
3.50%, 7/01/27-7/01/43 (a)(j)		8,961	9,160,676
4.00%, 2/01/25-7/01/43 (j)		7,061	7,371,876
4.50%, 2/01/25-7/01/43 (j)		6,968	7,383,034
4.77%, 8/01/38 (a)		286	307,087
5.00%, 7/01/33-7/01/43 (j)		4,907	5,295,761
5.50%, 2/01/35-7/01/43 (j)		2,363	2,583,347
6.00%, 2/01/17-7/01/43 (j)		1,218	1,345,183
6.50%, 5/01/40		927	1,026,925
Freddie Mac Mortgage-Backed Securities:
3.00%, 3/01/43-4/01/43		3,321	3,241,984
3.05%, 2/01/41 (a)		221	230,802
3.50%, 7/01/43 (j)		10,000	10,114,064
4.00%, 10/01/40-7/01/43 (j)		4,040	4,199,885
4.50%, 10/01/41-7/01/43 (j)		1,669	1,757,231
4.87%, 4/01/38 (a)		283	300,261
5.00%, 3/01/38-7/01/43 (j)		1,219	1,301,311
5.50%, 7/01/43 (j)		1,100	1,183,359
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/43 (j)		1,520	1,502,663
3.50%, 7/15/43 (j)		2,400	2,463,000
4.00%, 2/20/41-7/15/43 (j)		2,385	2,506,472
4.50%, 5/20/41-7/15/43 (j)		4,249	4,550,164
5.00%, 12/15/38-7/15/43 (j)		1,659	1,791,876
5.50%, 7/15/43 (j)		500	544,336

			89,134,892
Total U.S. Government Sponsored Agency Securities — 63.7%			94,087,088

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.75%, 8/15/42 (d)		365	315,041
3.13%, 2/15/43 (d)		21,740	20,292,942
2.88%, 5/15/43 (d)		8,311	7,355,235
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42 (d)		643	566,211
U.S. Treasury Inflation Indexed Notes, 0.13%, 1/15/23 (d)		1,980	1,919,457
U.S. Treasury Notes:
0.38%, 6/30/15 (d)		1,140	1,140,446
0.50%, 6/15/16 (d)		5,520	5,496,711
1.38%, 6/30/18 (d)		720	719,606
1.00%, 11/30/19 (d)		4,263	4,061,505
1.63%, 11/15/22 (d)		1,993	1,860,497
1.75%, 5/15/23 (d)		4,030	3,774,345
Total U.S. Treasury Obligations — 32.2%			47,501,996

			Value
Total Long-Term Investments (Cost — $237,474,972) — 158.7%			$234,454,512

Short-Term Securities	Par (000)
Borrowed Bond Agreements — 0.3%
Credit Suisse Securities (USA) LLC, 0.03% (Purchased on 5/16/13 to be repurchased at $404,342, collateralized by U.S. Treasury Bonds, 2.75% due at 11/15/42, par and fair value of USD 435,000 and $375, 052, respectively)	USD	401	400,744
Total Short-Term Securities (Cost — $400,744) — 0.3%			400,744

Options Purchased
(Cost — $932) — 0.0%			—
Total Investments Before Borrowed Bonds and TBA Sale Commitments (Cost — $237,876,648) — 159.0%			234,855,256

Borrowed Bonds
U.S. Treasury Obligations — (0.3)%
U.S. Treasury Bonds, 2.75%, 11/15/42		435	(375,052)
Total Borrowed Bonds (Proceeds — $416,288) — (0.3)%			(375,052)

TBA Sale Commitments (j)
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/28		1,600	(1,609,250)
3.00%, 7/01/28-7/01/43		8,130	(8,226,858)
3.50%, 7/01/28-7/01/43		7,900	(8,054,062)
4.00%, 7/01/28-7/01/43		4,500	(4,701,403)
4.50%, 7/01/43		2,300	(2,433,688)
5.00%, 7/01/43		3,300	(3,551,367)
5.50%, 7/01/43		1,100	(1,194,703)
6.00%, 7/01/43		1,100	(1,196,250)
Freddie Mac Mortgage-Backed Securities:
3.00%, 7/01/43		2,200	(2,144,312)
3.50%, 7/01/43		5,000	(5,064,063)
4.00%, 7/01/43		2,600	(2,703,695)
5.50%, 7/01/43		600	(645,469)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/43		1,120	(1,107,225)
4.00%, 7/15/43		700	(733,687)
4.50%, 7/15/43		2,000	(2,132,109)
5.00%, 7/15/43		100	(108,219)
Total TBA Sale Commitments (Proceeds — $45,738,277) — (30.9)%			(45,606,360)
Total Investments Net of Borrowed Bonds and TBA Sale Commitments — 127.8%			188,873,844
Liabilities in Excess of Other Assets — (27.8)%			(41,127,498)

Net Assets — 100.0%			$147,746,346

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is perpetual in nature and has no stated maturity date.

(d)	All or a portion of securities with an aggregate market value of $41,865,533 have been pledged as collateral in connection with open reverse repurchase agreements.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(h)	Non-income producing security.

(i)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(j)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	—	$3,281
BNP Paribas Securities Corp.	—	$1,203
Citigroup Global Markets, Inc.	$(2,181,592)	$4,695
Credit Suisse Securities (USA) LLC	$(103,639)	$32,402
Deutsche Bank Securities, Inc.	$5,175,609	$(67,797)
Goldman Sachs & Co.	$(168,677)	$(79,358)
J.P. Morgan Securities LLC	$(1,926,500)	$(49,590)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$544,336	$(12,555)
Morgan Stanley & Co. LLC	$2,270,812	$41,332
RBC Capital Markets LLC	—	$(1,648)
RBS Securities, Inc.	—	$(1,625)
Wells Fargo & Co.	—	$1,094

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of June 30, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	(0.63)%	10/24/12	Open	$174,589	$173,825
BNP Paribas Securities Corp.	0.14%	3/14/13	Open	1,933,210	1,934,029
Credit Suisse Securities (USA) LLC	0.24%	4/11/13	Open	4,252,342	4,254,638
BNP Paribas Securities Corp.	0.12%	5/10/13	Open	1,672,050	1,672,340
Credit Suisse Securities (USA) LLC	0.07%	5/14/13	Open	655,469	655,530
Credit Suisse Securities (USA) LLC	0.12%	5/15/13	Open	338,994	339,047
BNP Paribas Securities Corp.	0.17%	6/27/13	7/08/13	7,334,457	7,334,803
Credit Suisse Securities (USA) LLC	0.02%	6/28/13	7/01/13	3,741,200	3,741,206
Deutsche Bank Securities, Inc.	0.12%	6/28/13	7/01/13	5,499,300	5,499,355
Morgan Stanley & Co. LLC	0.20%	6/28/13	7/01/13	16,852,500	16,852,781
BNP Paribas Securities Corp.	0.09%	6/28/13	7/08/13	1,140,000	1,140,000
Deutsche Bank Securities, Inc.	0.07%	6/28/13	7/08/13	5,499,300	5,499,300
Deutsche Bank Securities, Inc.	(0.05)%	6/28/13	7/08/13	3,773,088	3,773,088
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.10%	6/28/13	7/08/13	719,100	719,100
Morgan Stanley & Co. LLC	0.14%	6/28/13	7/08/13	20,517,125	20,517,125
Total				$74,102,724	$74,106,167

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
9	Australia Bond (10 Year)	Sydney	September 2013	USD	7,472,763	$(5,366)
52	U.S. Treasury Bonds (30 Year)	Chicago Board Options	September 2013	USD	7,063,875	(146,843)
87	U.S. Treasury Notes (2 Year)	Chicago Board Options	September 2013	USD	19,140,000	(36,969)
47	U.S. Treasury Notes (5 Year)	Chicago Board Options	September 2013	USD	5,689,203	(60,688)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	13

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

•	Financial futures contracts as of June 30, 2013 were as follows: (concluded)

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
2	Euro Dollar Futures	Chicago Mercantile	December 2014	USD	496,625	$45
20	Euro Dollar Futures	Chicago Mercantile	March 2015	USD	4,958,750	2,309
22	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	5,444,175	(11,631)
(211)	U.S. Treasury Notes (10 Year)	Chicago Board Options	September 2013	USD	(26,704,688)	307,833
(96)	Ultra Treasury Bonds	Chicago Board Options	September 2013	USD	(14,142,000)	492,654
Total						$541,344

•	Foreign currency exchange contracts as of June 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	60,412	JPY	6,028,000	Goldman Sachs Bank USA	7/17/13	$(371)
EUR	780,000	USD	1,017,874	Citibank N.A.	7/23/13	(2,488)
USD	2,802,854	EUR	2,122,000	Bank of America N.A.	7/23/13	40,483
USD	1,637,851	EUR	1,247,411	Citibank N.A.	7/23/13	14,000
USD	410,544	EUR	316,000	Deutsche Bank AG	7/23/13	(818)
USD	502,984	EUR	377,000	Goldman Sachs Bank USA	7/23/13	12,214
Total						$63,020

•	Over-the-counter interest rate swaptions purchased as of June 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.65%	Receive	3-month LIBOR	7/29/13	USD	400	—

•	Credit default swaps – buy protection outstanding as of June 30, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services LLC	9/20/13	USD	1,170	$(1,751)
Radian Group, Inc.	5.00%	Citibank N.A.	6/20/15	USD	750	(55,554)
CDX.NA.HY Series 19 Version 1	5.00%	Credit Suisse International	12/20/17	USD	851	(39,608)
Total						$(96,913)

•	Credit default swaps – sold protection outstanding as of June 30, 2013 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 19 Version 1	5.00%	Credit Suisse International	12/20/17	B+	USD	1,090	$60,252
CMBX.NA Series 2 AM	0.50%	Deutsche Bank AG	3/15/49	A-	USD	275	20,989
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB-	USD	95	2,770
Total							$84,011

[1]	Using Standard & Poor’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Interest rate swaps outstanding as of June 30, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.56%[1]	3-month LIBOR	Deutsche Bank AG	7/02/14	USD	13,000	$(52,336)
2.57%[2]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	300	8,639
3.30%[1]	3-month LIBOR	Morgan Stanley Capital Services LLC	5/06/21	USD	700	(53,534)

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

•	Interest rate swaps outstanding as of June 30, 2013 were as follows: (concluded)

Fixed Rate	Floating Rate	Counterparty/ Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	470	$(34,312)
1.75%[2]	3-month LIBOR	Citibank N.A.	12/14/22	USD	200	(14,679)
2.16%[1]	3-month LIBOR	Bank of America N.A.	5/28/23	USD	200	8,933
2.32%[2]	3-month LIBOR	Bank of America N.A.	5/31/23	USD	500	(15,170)
2.31%[1]	3-month LIBOR	Deutsche Bank AG	5/31/23	USD	200	6,308
2.30%[1]	3-month LIBOR	Chicago Mercantile	6/11/23	USD	80	2,661
2.89%[1]	3-month LIBOR	Deutsche Bank AG	1/14/43	USD	2,260	205,499
3.01%[1]	3-month LIBOR	Bank of America N.A.	2/06/43	USD	387	26,642
3.02%[1]	3-month LIBOR	Credit Suisse International	2/06/43	USD	441	30,101
3.00%[1]	3-month LIBOR	JPMorgan Chase Bank N.A.	2/11/43	USD	1,300	93,060
3.03%[1]	3-month LIBOR	Credit Suisse International	2/19/43	USD	400	26,747
2.80%[1]	3-month LIBOR	Bank of America N.A.	4/23/43	USD	390	46,022
2.80%[1]	3-month LIBOR	Barclays Bank PLC	4/23/43	USD	420	49,337
2.80%[1]	3-month LIBOR	Deutsche Bank AG	4/23/43	USD	390	45,813
3.04%[1]	3-month LIBOR	Barclays Bank PLC	5/23/43	USD	1,700	127,524
3.04%[1]	3-month LIBOR	Bank of America N.A.	5/24/43	USD	2,525	184,432
3.05%[1]	3-month LIBOR	Deutsche Bank AG	5/24/43	USD	2,275	163,062
Total						$854,749

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$19,926,157	$5,632,407	$25,558,564
Corporate Bonds	—	36,360,858	319,520	36,680,378
Floating Rate Loan Interests	—	—	310,432	310,432
Foreign Agency Obligations	—	4,691,252	—	4,691,252
Foreign Government Obligations	—	4,932,226	—	4,932,226
Non-Agency Mortgage-Backed Securities	—	17,174,217	1,180,967	18,355,184
Preferred Securities	$595,709	1,263,935	—	1,859,644

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	15

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

	Level 1	Level 2	Level 3	Total
Taxable Municipal Bonds	—	$477,748	—	$477,748
U.S. Government Sponsored Agency Securities	—	94,087,088	—	94,087,088
U.S. Treasury Obligations	—	47,501,996	—	47,501,996
Short-Term Securities	—	400,744	—	400,744
Liabilities:
Investments:
Borrowed Bonds	—	(375,052)	—	(375,052)
TBA Sale Commitments	—	(45,606,360)	—	(45,606,360)
Total	$595,709	$180,834,809	$7,443,326	$188,873,844

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$84,011	—	$84,011
Foreign currency exchange contracts	—	66,697	—	66,697
Interest rate contracts	$802,841	1,024,780	—	1,827,621
Liabilities:
Credit contracts	—	(96,913)	—	(96,913)
Foreign currency exchange contracts	—	(3,677)	—	(3,677)
Interest rate contracts	(261,497)	(170,031)	—	(431,528)
Total	$541,344	$904,867	—	$1,446,211

[1]    Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and/or liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,568,078	—	—	$3,568,078
Foreign currency at value	58,831	—	—	58,831
Cash pledged for financial futures contracts	526,000	—	—	526,000
Cash pledged for centrally cleared swaps	10,000	—	—	10,000
Cash pledged as collateral for reverse repurchase agreements	273,000	—	—	273,000
Liabilities:
Reverse repurchase agreements	—	$(42,457,554)	—	(42,457,554)
Cash received as collateral for over-the-counter swaps	—	(200,000)	—	(200,000)
Total	$4,435,909	$(42,657,554)	—	$(38,221,645)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2013.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (concluded)	BlackRock Total Return V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Other Interests	US Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of December 31, 2012	$4,976,767	$910,270	$300,000	$1,913,769	—	$292,650	$8,393,456
Transfers into Level 3[2]	640,000	—	—	414,489	—	—	1,054,489
Transfers out of Level 3[2]	(1,219,802)	—	—	(1,051,181)	—	(292,650)	(2,563,633)
Accrued discounts/premiums	762	(36)	—	(4,975)	—	—	(4,249)
Net realized gain (loss)	11,583	(138)	—	3,742	—	—	15,187
Net change in unrealized appreciation/depreciation[3]	(8,099)	(2,576)	10,498	(19,890)	$(12)	—	(20,079)
Purchases	2,728,822	320,000	—	104,362	12	—	3,153,196
Sales	(1,497,626)	(908,000)	(66)	(179,349)	—	—	(2,585,041)
Closing Balance, as of June 30, 2013	$5,632,407	$319,520	$310,432	$1,180,967	—	—	$7,443,326

[2]

Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period. As of December 31, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2013, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $2,563,633 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of June 30, 2013 was $(11,065).

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	17

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)	BlackRock Total Return V.I. Fund

Assets
Investments at value (cost — $237,876,648)	$234,855,256
Cash	3,568,078
Foreign currency at value (cost — $58,230)	58,831
Cash pledged for financial futures contracts	526,000
Cash pledged for centrally cleared swaps	10,000
Cash pledged as collateral for reverse repurchase agreements	273,000
TBA sale commitments receivable	45,738,277
Receivable for reverse repurchase agreements	31,648,613
Investments sold receivable	1,417,831
Interest receivable	1,211,087
Unrealized appreciation on swaps	1,106,130
Unrealized appreciation on foreign currency exchange contracts	66,697
Receivable from Manager	25,524
Swap premiums paid	17,183
Variation margin receivable	5,068
Capital shares sold receivable	4,105
Prepaid expenses	1,544
Other assets	189,076

Total assets	320,722,300

Liabilities
TBA sale commitments at value (proceeds — $45,738,277)	45,606,360
Reverse repurchase agreements	42,457,554
Borrowed bonds (proceeds — $416,288)	375,052
Investments purchased payable	51,505,192
Payable for reverse repurchase agreements	31,648,613
Income dividends payable	362,011
Unrealized depreciation on swaps	266,944
Cash received as collateral for over-the-counter swaps	200,000
Capital shares redeemed payable	179,556
Variation margin payable	92,147
Swap premiums received	62,640
Investment advisory fees payable	60,819
Unrealized depreciation on foreign currency exchange contracts	3,677
Other affiliates payable	1,480
Interest expense payable	1,420
Officer’s and Directors’ fees payable	1,369
Distribution fees payable	267
Other accrued expenses payable	150,853

Total liabilities	172,975,954

Net Assets	$147,746,346

Net Assets Consist of
Paid-in capital	$176,692,902
Distributions in excess of net investment income	(513,606)
Accumulated net realized loss	(27,142,225)
Net unrealized appreciation/depreciation	(1,290,725)

Net Assets	$147,746,346

Net Asset Value:
Class I — Based on net assets of $145,804,010 and 12,629,713 shares outstanding, 600 million shares authorized, $0.10 par value	$11.54

Class III — Based on net assets of $1,942,336 and 170,244 shares outstanding, 100 million shares authorized, $0.10 par value	$11.41

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)	BlackRock Total Return V.I. Fund

Investment Income
Interest	$2,685,647

Expenses
Investment advisory	383,421
Transfer agent — Class I	164,546
Transfer agent — Class III	270
Distribution — Class III	1,269
Professional	41,758
Accounting services	40,250
Custodian	28,763
Officer and Directors	9,225
Printing	4,927
Miscellaneous	9,235

Total expenses excluding interest expense	683,664
Interest expense	26,343

Total expenses	710,007
Less transfer agent fees reimbursed — Class I	(162,038)
Less transfer agent fees reimbursed — Class III	(147)

Total expenses after fees reimbursed	547,822

Net investment income	2,137,825

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	449,999
Borrowed bonds	(838)
Options written	(75,702)
Financial futures contracts	1,284,467
Swaps	(69,855)
Foreign currency transactions	32,702

1,620,773

Net change in unrealized appreciation/depreciation on:
Investments	(8,415,760)
Borrowed bonds	41,236
Options written	(8,567)
Financial futures contracts	198,487
Swaps	981,535
Foreign currency translations	743

(7,202,326)

Total realized and unrealized loss	(5,581,553)

Net Decrease in Net Assets Resulting from Operations	$(3,443,728)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	19

Statements of Changes in Net Assets

	BlackRock Total Return V.I. Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$2,137,825	$5,446,498
Net realized gain (loss)	1,620,773	3,520,615
Net change in unrealized appreciation/depreciation	(7,202,326)	4,333,397

Net increase (decrease) in net assets resulting from operations	(3,443,728)	13,300,510

Dividends to Shareholders From
Net investment income:
Class I	(2,516,741)	(5,912,739)[1]
Class III	(15,039)	(5,436)[1]

Decrease in net assets resulting from dividends to shareholders	(2,531,780)	(5,918,175)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(9,542,808)	(15,569,457)

Net Assets
Total decrease in net assets	(15,518,316)	(8,187,122)
Beginning of period	163,264,662	171,451,784

End of period	$147,746,346	$163,264,662

Distributions in excess of net investment income	$(513,606)	$(119,651)

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Statement of Cash Flows

For the Six Months Ended June 30, 2013 (Unaudited)	BlackRock Total Return V.I. Fund

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(3,443,728)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Decrease in cash pledged for financial futures contracts	24,000
Decrease in cash pledged as collateral for swaps	400,000
Increase in cash pledged as collateral on reverse repurchase agreements	(273,000)
Increase in cash pledged for centrally cleared swaps	(10,000)
Decrease in swaps receivable	16,159
Decrease in variation margin receivable	92,147
Increase in interest receivable	(17,135)
Decrease in TBA sale commitments receivable	17,484,872
Decrease in principal paydowns receivable	19,529
Increase in receivable from Manager	(25,524)
Decrease in prepaid expenses	1,256
Increase in other assets	(103,350)
Increase in cash received as collateral for swaps	200,000
Decrease in swaps payable	(45,991)
Increase in variation margin payable	105,472
Decrease in TBA sale commitments at value	(17,644,538)
Decrease in income dividends payable	(67,293)
Increase in other affiliates payable	901
Decrease in Officer’s and Directors’ fees payable	(2,383)
Decrease in interest expense payable	(3,295)
Decrease in investment advisory fees payable	(7,225)
Increase in other accrued expenses payable	10,637
Net realized and unrealized gain on investments, options written, swap contracts, borrowed bonds and foreign currency transactions	7,724,378
Net periodic payment on swaps	1,589
Premiums received from options written	16,161
Premiums paid on closing options written	(42,314)
Amortization of premium and accretion of discount on investments	223,725
Proceeds from sales of long-term investments and principal paydowns	668,526,769
Proceeds from borrowed bond transactions	2,063,213
Payments from borrowed bond transactions	(1,649,815)
Purchases of long-term investments	(652,778,008)
Net proceeds from sales of short-term securities	(270,349)

Cash provided by operating activities	20,526,860

Cash Used for Financing Activities
Net cash receipts from reverse repurchase agreements and treasury roll transactions	(6,222,742)
Proceeds from shares sold	3,587,898
Payments on shares redeemed	(15,790,698)
Cash dividends paid to shareholders	67,560

Cash used for financing activities	(18,357,982)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	454

Cash
Net increase in cash	2,169,332
Cash and foreign currency at beginning of period	1,457,577

Cash and foreign currency at end of period	$3,626,909

Cash Flow Information
Reinvestment of dividends and distributions	$2,599,073

Cash paid during the period for interest	$27,467

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	21

Financial Highlights	BlackRock Total Return V.I. Fund

	Class I						Class III
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,					Six Months Ended June 30, 2013 (Unaudited)	Period August 14, 2012[1] to December 31, 2012	Period April 25, 2012[1] to June 19, 2012[2]
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.01	$11.49	$11.29	$10.82	$9.79	$11.77	$11.86	$11.71	$11.65

Net investment income[3]	0.18	0.38	0.46	0.50	0.57	0.58	0.16	0.13	0.05
Net realized and unrealized gain (loss)	(0.49)	0.55	0.21	0.53	1.12	(1.97)	(0.47)	0.16	0.07

Net increase (decrease) from investment operations	(0.31)	0.93	0.67	1.03	1.69	(1.39)	(0.31)	0.29	0.12

Dividends from net investment income	(0.16)	(0.41)[4]	(0.47)[4]	(0.56)[4]	(0.66)[4]	(0.59)[4]	(0.14)	(0.14)	(0.06)

Net asset value, end of period	$11.54	$12.01	$11.49	$11.29	$10.82	$9.79	$11.41	$11.86	$11.71

Total Investment Return[5]
Based on net asset value	(2.36)%[6]	8.25%	6.07%	9.69%	17.79%	(12.13)%	(2.36)%[6]	2.50%[6]	1.00%[6]

Ratios to Average Net Assets
Total expenses	0.91%[7]	0.80%	0.69%	0.75%	0.66%	0.75%	1.00%[7]	0.95%[7]	1.09%[7]

Total expenses after fees reimbursed and paid indirectly	0.70%[7]	0.67%	0.69%	0.75%	0.66%	0.75%	0.97%[7]	0.95%[7]	0.98%[7]

Total expenses after fees reimbursed and paid indirectly and excluding interest expense	0.66%[7]	0.64%	0.64%	0.63%	0.63%	0.61%	0.94%[7]	0.91%	0.95%[7]

Net investment income	2.70%[7]	3.24%	4.04%	4.46%	5.54%	5.20%	2.46%[7]	2.83%[7]	3.22%[7]

Supplemental Data
Net assets, end of period (000)	$145,804	$162,921	$171,452	$188,615	$201,547	$217,700	$1,942	$344	— [2]

Portfolio turnover	382%[8]	953%[9]	1,203%[10]	1,331%[11]	757%[12]	787%[13]	382%[8]	953%[9]	953%[9]

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of June 19, 2012.

[3]	Based on average shares outstanding.

[4]	Dividends are determined in accordance with federal income tax regulations.

[5]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 265%.

[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 729%.

[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 755%.

[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 986%.

[12]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 492%.

[13]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 548%.

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (Unaudited)	BlackRock Total Return V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Total Return V.I. Fund (the “Fund”). Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced on April 25, 2012, were redeemed on June 19, 2012 and reactivated on August 14, 2012.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	23

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (the “SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party brokerdealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in

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Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund’s accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Treasury Roll Transactions: The Fund may enter into treasury roll transactions. In a treasury roll transaction, the Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Fund on an accrual basis. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Reverse repurchase transactions, borrowed bond agreements and treasury roll transactions are entered into by the Fund under Master Repurchase Agreements (MRA), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, borrowed bond agreements and treasury roll transactions, typically the Fund and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be received or paid by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

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Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

The following table is a summary of the Fund’s open borrowed bonds agreements by counterparty which are subject to offset under a MRA on a net basis as of June 30, 2013:

Counterparty	Borrowed Bonds Agreements	Fair Value of Non-cash Collateral Received	Cash Collateral Received	Net Amount
Credit Suisse Securities (USA) LLC	$400,744	$(375,052)	—	$25,692

The following table is a summary of the Fund’s outstanding reverse repurchase agreements by counterparty which are subject to offset under a MRA on a net basis as of June 30, 2013:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged[1]	Cash Collateral Pledged[1]	Net Amount[2]
BNP Paribas Securities Corp.	$10,941,172	$(10,737,726)	—	$203,446
Credit Suisse Securities (USA) LLC	8,990,421	(8,717,421)	$(273,000)	—
Deutsche Bank Securities, Inc.	5,673,180	(5,671,300)	—	1,880
Morgan Stanley & Co. LLC	16,852,781	(16,801,884)	—	50,897

Total	$42,457,554	$(41,928,331)	$(273,000)	$256,223

[1]

Collateral with a value of $42,138,533 has been pledged in connection with open reverse repurchase agreements. Collateral pledged in excess of the individual open reverse repurchase agreements is not shown for financial reporting purposes.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, interest rate risk, foreign currency exchange rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer

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Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2013
	Derivatives Assets
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1] ; Unrealized appreciation on swaps; Swap premiums paid; Investment at value - unaffiliated[2]	$1,827,623

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	66,697

Credit contracts	Unrealized appreciation on swaps; Swap premiums paid	101,192

Total		$1,995,512

	Derivatives Liabilities

	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Net unrealized appreciation/depreciation[1] ; Unrealized depreciation on swaps; Options written at value	$431,528

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	3,677

Credit contracts	Unrealized depreciation on swaps; Swap premiums received	159,553

Total		$594,758

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2013

Net Realized Gain (Loss) from

Interest rate contracts:
Financial futures contracts	$1,284,467
Swaps	(64,481)
Options[3]	(12,877)
Foreign currency exchange contracts:
Foreign currency exchange contracts	(51,985)
Credit contracts:
Swaps	(4,634)
Other contracts:
Swaps	(740)

Total	$1,149,750

Net Change in Unrealized Appreciation/Depreciation on

Interest rate contracts:
Financial futures contracts	$198,487
Swaps	1,029,466
Options[3]	(8,624)
Foreign currency exchange contracts:
Foreign currency exchange contracts	88,442
Credit contracts:
Swaps	(82,665)
Other contracts:
Swaps	34,734

Total	$1,259,840

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	60
Average number of contracts sold	347
Average notional value of contracts purchased	$59,532,697
Average notional value of contracts sold	$52,485,508
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	5
Average number of contracts - US dollars sold	2
Average US dollar amounts purchased	$6,090,146
Average US dollar amounts sold	$1,538,885
Options:
Average number of option contracts purchased	89
Average number of option contracts written	33
Average notional value of option contracts purchased	$21,877,813
Average notional value of option contracts written	$7,973,063

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Average number of swaption contracts purchased	2
Average notional value of swaption contracts purchased	$12,786,992
Credit default swaps:
Average number of contracts - buy protection	3
Average number of contracts - sell protection	3
Average notional value - buy protection	$2,771,000
Average notional value - sell protection	$1,460,000
Interest rate swaps:
Average number of contracts - pays fixed rate	13
Average number of contracts - receives fixed rate	3
Average notional value - pays fixed rate	$23,048,000
Average notional value - receives fixed rate	$750,000
Total return swaps:
Average number of contracts	4
Average notional value	$1,044,000

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	31

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

At June 30, 2013, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Financial futures contracts	$5,068	$91,139
Foreign currency exchange contracts	66,697	3,677
Swaps	1,123,313	330,592

Total derivative assets and liabilities in the Statement of Assets and Liabilities	1,195,078	425,408

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(31,282)	(95,006)

Total assets and liabilities subject to a MNA	$1,163,796	$330,402

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of June 30, 2013:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received[1]	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]

Bank of America N.A.	$306,512	$(15,170)	—	—	$291,342
Barclays Bank PLC	176,861	—	$(176,861)	—	—
Citibank N.A.	17,183	(17,183)	—	—	—
Credit Suisse International	117,100	(48,869)	—	—	68,231
Deutsche Bank AG	453,080	(140,845)	—	$(200,000)	112,235
JPMorgan Chase Bank N.A.	93,060	—	—	—	93,060

Total	$1,163,796	$(222,067)	$(176,861)	$(200,000)	$564,868

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of June 30, 2013:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]

Bank of America N.A.	$15,170	$(15,170)	—	—	—
Citibank N.A.	70,233	(17,183)	—	—	$53,050
Credit Suisse International	48,869	(48,869)	—	—	—
Deutsche Bank AG	140,845	(140,845)	—	—	—
Morgan Stanley Capital Services LLC	55,285	—	—	—	55,285

Total	$330,402	$(222,067)	—	—	$108,335

[1]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net amount receivable due to the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and BlackRock High Yield V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.50%
$250 Million - $500 Million	0.45%
$500 Million - $750 Million	0.40%
Greater than $750 Million	0.35%

For the six months ended June 30, 2013, the aggregate average daily net assets of the Fund and the Company’s BlackRock High Yield V.I. Fund were approximately $155,621,717.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount, if any, is included in fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, LLC (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

For the six months ended June 30, 2013, the Fund reimbursed the Manager $901 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2013, the Fund did not pay any amounts to affiliates in return for these services.

The Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses as a percentage of average daily net assets is as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2013, were $662,218,940 and $748,807,954, respectively.

Purchases and sales of US government securities, for the Fund for the six months ended June 30, 2013, were $100,720,155 and $90,210,341, respectively.

For the six months ended June 30, 2013, purchases and sales of mortgage dollar rolls were $234,236,271 and $234,325,352, respectively.

Transactions in options written for the six months ended June 30, 2013, were as follows:

		Puts
	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of period	—	$1,400	$26,153
Options written	65	—	16,161
Options expired		—	—
Options closed	(65)	(1,400)	(42,314)

Outstanding options, end of period	—	—	—

[1]	Amount shown is in the currency in which the transaction was denominated.

7. Income Tax Information:

As of December 31, 2012, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,

2016	$3,521,689
2017	24,152,425
No expiration date[1]	542,954

Total	$28,217,068

[1]	Must be utilized prior to losses subject to expiration.

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$237,903,242

Gross unrealized appreciation	$3,242,530
Gross unrealized depreciation	(6,290,516)

Net unrealized depreciation	$(3,047,986)

8. Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2013.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	33

Notes to Financial Statements (concluded)	BlackRock Total Return V.I. Fund

For the six months ended June 30, 2013, the average amount of transactions considered as borrowings from reverse repurchase agreements and treasury roll transactions, and the daily weighted average interest rates for the Fund were $38,858,312 and 0.07%, respectively.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	84,312	$1,007,733	329,590	$3,878,526
Shares issued in reinvestment of dividends	216,174	2,586,073	512,721	6,033,592
Shares redeemed	(1,238,798)	(14,776,002)	(2,193,528)	(25,823,240)

Net decrease	(938,312)	$(11,182,196)	(1,351,217)	$(15,911,122)

			Period April 25, 2012[1] to December 31, 2012
			Shares	Amount
Class III
Shares sold	221,012	$2,584,237	78,732	$926,742
Shares issued in reinvestment of dividends	1,100	13,000	364	4,309
Shares redeemed	(80,870)	(957,849)	(50,094)	(589,386)

Net increase	141,242	$1,639,388	29,002	$341,665

Total Net Decrease	(797,070)	$(9,542,808)	(1,322,215)	$(15,569,457)

[1]	Recommencement of operations.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACK ROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock U.S. Government Bond V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2013	BlackRock U.S. Government Bond V.I. Fund

Investment Objective

BlackRock U.S. Government Bond V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2013, the Fund underperformed its benchmark, the Barclays US Government/Mortgage Index.

What factors influenced performance?

•

The Fund and the benchmark index posted negative returns for the period as fixed income markets broadly declined amid high levels of interest rate volatility in May and June driven by fears around the US Federal Reserve potentially tapering its asset purchase program earlier than expected. (Bond prices fall as interest rates rise.) The Fund underperformed the benchmark index as a result of its heavier allocation to agency mortgage-backed securities (“MBS”) as the sector was particularly hurt in the May-June sell-off. Security selection within the sector also detracted from relative performance, especially in the 30-year portion of the yield curve. The Fund’s lower-coupon agency MBS holdings had a negative impact in the latter half of the period. The Fund’s allocation to US Treasury securities also hindered results, as did security selection in that space.

•

Contributing positively to relative performance was the Fund’s non-benchmark allocation to covered bonds, which generally outperformed other fixed income sectors during the period. Allocations to asset-backed securities (“ABS”), US Treasury inflation-protected securities and commercial mortgage-backed securities (“CMBS”) also enhanced results.

•

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates in the Fund. During the period, the use of interest rate futures, swaps and options had a positive impact on performance.

Describe recent portfolio activity.

•

During the six-month period, the Fund added to its positions in foreign government and agency debt, agency debentures and covered bonds, while also adding exposure to ABS. The Fund reduced its allocation to the agency MBS sector toward the end of the period in light of the potential for the US Federal Reserve tapering its purchase program at or around the time of its September 2013 meeting.

Describe portfolio positioning at period end.

•

The Fund ended the period most heavily allocated toward agency MBS, while also maintaining exposures to US Treasury and agency securities. In addition, the Fund maintained exposure to securitized assets including CMBS and ABS, as well as foreign government and agency debt and covered bonds. The Fund continued to actively manage its assets with an appropriate level of risk, while seeking to enhance returns with tactical management of duration and credit exposure.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	78%
U.S. Treasury Obligations	16
Corporate Bonds	3
Foreign Agency Obligations	1
Asset-Backed Securities	1
Non-Agency Mortgage-Backed Securities	1

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

BlackRock U.S. Government Bond V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests, under normal circumstances, at least 80% of its net assets in bonds that are issued or guaranteed by the US Government and its agencies.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”. The returns for Class III Shares prior to May 9, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[3]	This index measures debt issued by the US Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

[4]	This unmanaged index includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended June 30, 2013
	Standardized	Unsubsidized	6-Month	Average Annual Total Returns
	30-Day Yields[6]	30-Day Yields[6]	Total Returns[7]	1 Year[7]	5 Years[7]		10 Years[7]
Class I5	1.18%	0.95%	(3.01)%	(2.31)%	3.83%		3.42%
Class III[5]	1.70	1.10	(3.10)	(2.56)	3.57	[8]	3.17	[8]
Barclays US Government/Mortgage Index	—	—	(2.02)	(1.34)	4.62		4.39
Barclays US Mortgage-Backed Securities Index	—	—	(2.01)	(1.10)	4.84		4.70

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”.

[6]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[7]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[8]

The returns for Class III Shares prior to May 9, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual				Hypothetical[11]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[9]	Expenses Paid During the Period[10]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[9]	Ending Account Value June 30, 2013	Expenses Paid During the Period[10]
Class I	$1,000.00	$969.90	$3.32	$3.32	$1,000.00	$1,021.42	$3.41	$1,021.42	$3.41
Class III	$1,000.00	$969.00	$4.54	$4.54	$1,000.00	$1,020.18	$4.66	$1,020.18	$4.66

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.68% for Class I and 0.93 for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.68% for Class I and 0.93% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[11]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	3

Disclosure of Expenses	BlackRock U.S. Government Bond V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements and/or treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. In contrast, the redemption value of the Fund’s debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively in addition to the impact on Fund performance from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV and dividend rate than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Derivative Financial Instruments	BlackRock U.S. Government Bond V.I. Fund

The Fund may invest in various derivative financial instruments, including financial futures contracts, swaps and options, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/ or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	5

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock U.S. Government Bond V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
HLSS Servicer Advance Receivables Backed Notes:
Series 2013-T1, Class A1, 0.90%, 1/15/44 (a)	$1,777	$1,770,782
Series 2013-T1, Class A2, 1.50%, 1/16/46 (a)(b)	342	337,520
Prestige Auto Receivables Trust, Series 2013-1A, Class A2, 1.09%, 2/15/18 (a)	780	778,231
Total Asset-Backed Securities — 2.5%		2,886,533

Corporate Bonds
Commercial Banks — 7.6%
Bank of Scotland PLC, 5.25%, 2/21/17 (a)	200	224,240
Caisse Centrale Desjardins du Quebec, 2.55%, 3/24/16 (a)	500	520,600
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (a)	2,400	2,509,680
The Toronto-Dominion Bank:
2.20%, 7/29/15 (a)	2,900	2,989,030
1.63%, 9/14/16 (a)	2,390	2,427,523

		8,671,073
Diversified Financial Services — 0.2%
Northern Rock Asset Management PLC, 5.63%, 6/22/17 (a)	200	226,464
Thrifts & Mortgage Finance — 0.6%
Cie de Financement Foncier SA, 2.50%, 9/16/15 (a)	700	722,336
Total Corporate Bonds — 8.4%		9,619,873

Foreign Agency Obligations
Bank Nederlandse Gemeenten, 1.75%, 10/06/15 (a)	1,690	1,724,645
Hydro-Quebec:
8.40%, 1/15/22	375	509,594
8.05%, 7/07/24	805	1,107,141
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	375	375,135
Landwirtschaftliche Rentenbank, 4.13%, 7/15/13	95	95,122
Total Foreign Agency Obligations — 3.4%		3,811,637

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 2.1%
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR5, Class XA, 2.09%, 12/10/45 (b)	$6,888	$775,223
Series 2013-CR7, Class XA, 1.77%, 3/10/46 (b)	3,907	374,071
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA, 1.73%, 4/15/46 (b)	4,498	459,868
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class XA, 1.99%, 12/15/45 (a)(b)	7,125	811,736
Total Non-Agency Mortgage-Backed Securities — 2.1%		2,420,898

U.S. Government Sponsored Agency Securities
Agency Obligations — 7.2%
Fannie Mae:
0.65%, 3/28/16	2,550	2,539,558
1.63%, 10/26/15	3,880	3,976,189
Freddie Mac, 0.88%, 3/07/18	1,749	1,692,469

		8,208,216
Interest Only Commercial Mortgage-Backed Securities — 2.3%
Freddie Mac:
Series K023, Class X1, 1.44%, 8/25/22 (b)	18,141	1,668,431
Series K024, Class X1, 1.03%, 9/25/22 (b)	2,986	189,618
Series K025, Class X1, 1.03%, 10/25/22 (b)	3,895	252,667
Series K027, Class X1, 0.96%, 1/25/23 (b)	3,109	189,928
Series K712, Class X1, 1.51%, 11/25/19 (b)	3,497	248,354
Ginnie Mae:
Series 2002-83, Class IO, 0.01%, 10/16/42 (b)	11,119	44
Series 2003-109, Class IO, 0.00%, 11/16/43 (b)	8,884	4,718
Series 2003-17, Class IO, 0.08%, 3/16/43 (b)	9,764	98
Series 2004-9, Class IO, 0.51%, 3/16/34 (b)	6,871	52,251

		2,606,109

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	LIBOR London Interbank Offered Rate TBA To-be-announced	USD US Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities — 180.0%
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/28 (c)	$3,600	$3,620,812
2.95%, 3/01/41 (b)	150	156,283
3.00%, 9/01/27-7/01/43 (c)	43,726	43,232,522
3.16%, 3/01/41 (b)	223	233,029
3.27%, 12/01/40 (b)	236	246,629
3.33%, 6/01/41 (b)	183	190,184
3.50%, 7/01/27-7/01/43 (b)(c)	52,115	52,971,752
4.00%, 2/01/25-7/01/43 (c)	7,501	7,838,739
4.50%, 2/01/25-7/01/43 (c)	5,924	6,273,314
5.00%, 7/01/28-7/01/43 (c)	9,058	9,735,536
5.50%, 11/01/21-7/01/43 (c)	2,029	2,200,828
6.00%, 4/01/35-7/01/43 (c)	1,375	1,518,668
6.50%, 5/01/40	2,317	2,567,578
Freddie Mac Mortgage-Backed Securities:
3.00%, 3/01/43-7/01/43 (c)	4,354	4,249,389
3.05%, 2/01/41 (b)	276	288,502
3.50%, 7/01/43 (c)	10,000	10,114,064
4.00%, 10/01/40-7/01/43 (c)	11,240	11,685,948
4.50%, 10/01/41-7/01/43 (c)	1,709	1,799,232
5.00%, 3/01/38	3,076	3,284,935
8.00%, 12/01/29-7/01/30	92	110,502
Ginnie Mae Mortgage-Backed Securities:
2.90%, 12/15/41	297	277,736
3.00%, 6/15/42-9/15/42	464	459,510
3.25%, 9/15/42	159	157,431
3.50%, 9/15/42-7/15/43 (c)	19,198	19,715,199
3.75%, 9/15/42	213	218,453
3.99%, 11/15/40	104	107,000
4.00%, 2/20/41-7/15/43 (c)	4,376	4,598,050
4.25%, 8/15/41	162	171,469
4.50%, 5/20/41-7/15/43 (c)	11,791	12,637,538
5.00%, 12/15/38-7/15/43 (c)	2,947	3,179,676
5.50%, 1/15/34	1,856	2,042,963

		205,883,471
Total U.S. Government Sponsored Agency Securities — 189.5%		216,697,796

U.S. Treasury Obligations
U.S. Treasury Bonds:
3.13%, 2/15/43	6,125	5,717,308
2.88%, 5/15/43	2,000	1,770,000
U.S. Treasury Notes:
0.25%, 11/30/14	3,811	3,811,892
1.38%, 6/30/18 (d)	17,000	16,990,701
1.00%, 11/30/19	1,223	1,165,194
1.25%, 2/29/20	6,300	6,065,224
1.63%, 11/15/22	1,684	1,572,041
1.75%, 5/15/23 (d)	7,780	7,286,452
Total U.S. Treasury Obligations — 38.8%		44,378,812

		Value
Total Long-Term Investments
(Cost — $283,261,578) — 244.7%		$279,815,549

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (e)(f)	2,380,827	2,380,827
Total Short-Term Securities
(Cost — $2,380,827) — 2.1%		2,380,827

Options Purchased
(Cost — $184,762) — 0.2%		230,749
Total Investments Before TBA Sale Commitments and Options Written
(Cost — $285,827,167) — 247.0%		282,427,125

TBA Sale Commitments (c)	Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/28	$3,600	(3,620,812)
3.00%, 7/01/28-7/01/43	33,800	(33,338,186)
3.50%, 7/01/28-7/01/43	44,000	(44,698,560)
4.00%, 7/01/43	3,800	(3,958,680)
4.50%, 7/01/43	5,600	(5,919,688)
5.00%, 7/01/43	4,600	(4,950,391)
5.50%, 7/01/43	1,100	(1,194,703)
6.00%, 7/01/43	1,300	(1,413,750)
Freddie Mac Mortgage-Backed Securities:
3.50%, 7/01/43	5,000	(5,064,062)
4.00%, 7/01/43	9,300	(9,670,910)
5.00%, 7/01/43	2,600	(2,775,094)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/43	100	(98,859)
3.50%, 7/15/43	19,100	(19,598,514)
4.00%, 7/15/43	500	(524,063)
4.50%, 7/15/43	8,000	(8,522,438)
5.50%, 7/15/43	1,800	(1,959,609)
Total TBA Sale Commitments
(Proceeds — $147,270,808) — (128.8)%		(147,308,319)

Options Written
(Premiums Received — $ 243,952) — (0.3)%		(282,930)
Total Investments Net of TBA Sale Commitments and Options Written — 117.9%		134,835,876
Liabilities in Excess of Other Assets — (17.9)%		(20,488,131)

Net Assets — 100.0%		$114,347,745

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	7

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

(c)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$2,213,375	$21,774
BNP Paribas Securities Corp.	$(2,873,500)	$(38,000)
Citigroup Global Markets, Inc.	$(1,075,496)	$17,332
Credit Suisse Securities (USA) LLC	$3,132,633	$101,191
Deutsche Bank Securities, Inc.	$3,794,656	$(241,297)
Goldman Sachs & Co.	$(5,982,844)	$167,305
J.P. Morgan Securities LLC	$(8,893,348)	$106,172
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(1,959,609)	$(11,262)
Morgan Stanley & Co. LLC	$11,173,609	$(207,622)
Nomura Securities International, Inc.	$(1,526,730)	$(13,687)
RBC Capital Markets LLC	—	$(583,078)
RBS Securities, Inc.	—	$55,375
Wells Fargo Securities, LLC	—	$375

(d)	All or a portion of securities with an aggregate market value of $24,277,153 have been pledged as collateral in connection with open reverse repurchase agreements.

(e)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,048,864	331,963	2,380,827	$2,584

(f)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of June 30, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	0.02%	6/28/13	7/01/13	$7,313,200	$7,313,213
Deutsche Bank Securities, Inc.	(0.05%)	6/28/13	7/08/13	7,284,025	7,284,025
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.10%	6/28/13	7/08/13	16,978,750	16,978,750
Total				$31,575,975	$31,575,988

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
27	Euro Dollar Futures	Chicago Mercantile	September 2013	USD	6,728,737	$23,201
170	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	September 2013	USD	37,400,000	(36,646)
22	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2013	USD	2,988,563	(56,067)
18	Ultra Treasury Bonds	Chicago Board of Trade	September 2013	USD	2,651,625	(30,799)
25	Euro Dollar Futures	Chicago Mercantile	December 2013	USD	6,226,562	20,181
2	Euro Dollar Futures	Chicago Mercantile	March 2014	USD	497,850	1,219
12	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	2,969,550	(2,426)
6	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	1,481,325	(363)
6	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	1,477,500	(3,388)
6	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	1,473,375	(4,888)
(50)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2013	USD	(6,052,344)	6,628
(112)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2013	USD	(14,175,000)	(33,406)
(6)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	(1,469,625)	(581)
Total						$(117,335)

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

•	Exchange-traded options purchased as of June 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar (2 Year) Mid-Curve	Call	USD	98.88	9/13/13	79	$24,688

•	Over-the-counter interest rate swaptions purchased as of June 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	BNP Paribas S.A.	Put	3.25%	Pay	3-month LIBOR	2/01/16	USD	2,400	$171,646
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/20/17	USD	800	34,415

Total									$206,061

•	Exchange-traded options written as of June 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar (2 Year) Mid-Curve	Call	USD	99.13	9/13/13	158	$(12,838)

•	Over-the-counter interest rate swaptions written as of June 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Barclays Bank PLC	Call	1.25%	Pay	3-month LIBOR	6/20/14	USD	400	$(824)
	Bank of America
5-Year Interest Rate Swap	N.A.	Call	1.00%	Pay	3-month LIBOR	7/10/14	USD	1,600	(1,275)
	Bank of America
5-Year Interest Rate Swap	N.A.	Call	1.00%	Pay	3-month LIBOR	7/11/14	USD	1,900	(1,520)
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.40%	Pay	3-month LIBOR	2/17/15	USD	4,800	(15,719)
5-Year Interest Rate Swap	Barclays Bank PLC	Put	2.25%	Receive	3-month LIBOR	6/20/14	USD	400	(6,675)
	Bank of America
5-Year Interest Rate Swap	N.A.	Put	2.00%	Receive	3-month LIBOR	7/10/14	USD	1,600	(36,994)
	Bank of America
5-Year Interest Rate Swap	N.A.	Put	2.00%	Receive	3-month LIBOR	7/11/14	USD	1,900	(43,998)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.40%	Receive	3-month LIBOR	2/17/15	USD	4,800	(135,919)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/20/17	USD	1,600	(27,168)
Total									$(270,092)

•	Interest rate swaps outstanding as of June 30, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty/ Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.33%[1]	3-month LIBOR	Deutsche Bank AG	7/12/13	USD	1,900	$11,463
0.40%[2]	3-month LIBOR	JPMorgan Chase Bank N.A.	4/05/15	USD	18,200	16,914
0.36%[2]	3-month LIBOR	Deutsche Bank AG	5/10/15	USD	18,000	40,444
0.57%[2]	3-month LIBOR	Chicago Mercantile	6/25/15	USD	16,200	(19,479)
2.36%[1]	3-month LIBOR	Citibank N.A.	12/20/15	USD	2,200	94,514
1.39%[2]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD	4,800	(73,147)
1.39%[2]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD	2,100	(32,002)
1.04%[1]	3-month LIBOR	Deutsche Bank AG	2/21/18	USD	5,100	(72,989)
2.74%[2]	3-month LIBOR	Citibank N.A.	9/21/20	USD	400	(18,050)
2.50%[1]	3-month LIBOR	Deutsche Bank AG	9/30/20	USD	500	13,310
2.57%[1]	3-month LIBOR	Deutsche Bank AG	10/19/20	USD	500	14,961
2.06%[1]	3-month LIBOR	BNP Paribas S.A.	2/05/23	USD	1,000	(41,764)
1.98%[1]	3-month LIBOR	JPMorgan Chase Bank N.A.	4/05/23	USD	3,600	(200,138)
2.12%[2]	3-month LIBOR	Deutsche Bank AG	5/16/23	USD	3,600	169,389
2.28%[1]	3-month LIBOR	Deutsche Bank AG	6/03/23	USD	900	(30,706)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	9

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

•	Interest rate swaps outstanding as of June 30, 2013 were as follows: (concluded)

Fixed Rate	Floating Rate	Counterparty/ Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.27%[1]	3-month LIBOR	Chicago Mercantile	6/10/23	USD	700	$(28,172)
2.38%[1]	3-month LIBOR	Chicago Mercantile	6/13/23	USD	800	(21,131)
2.37%[2]	3-month LIBOR	Chicago Mercantile	6/21/23	USD	2,900	81,907
2.85%[2]	3-month LIBOR	Bank of America N.A.	2/09/42	USD	200	19,560
3.03%[2]	3-month LIBOR	Credit Suisse International	2/19/43	USD	300	20,057
2.82%[2]	3-month LIBOR	Credit Suisse International	4/17/43	USD	1,100	123,219
2.81%[2]	3-month LIBOR	Citibank N.A.	4/25/43	USD	1,700	196,544
2.77%[2]	3-month LIBOR	Bank of America N.A.	5/03/43	USD	1,100	135,511
3.07%[2]	3-month LIBOR	Citibank N.A.	5/17/43	USD	1,800	119,190
3.09%[2]	3-month LIBOR	Bank of America N.A.	5/20/43	USD	700	44,671
Total						$564,076

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

•	Total return swaps outstanding as of June 30, 2013 were as follows:

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/39	USD	713	$(1,907)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/39	USD	682	12,631
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/39	USD	93	1,437
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs International	1/12/39	USD	775	832
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs International	1/12/39	USD	713	15,641
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs International	1/12/39	USD	139	2,864
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/39	USD	1,085	17,106
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/39	USD	821	15,486
Total						$64,090

[1]	Fund pays the total return of the reference entity and receives the floating rate.

[2]	Fund pays the floating rate and receives the total return of the reference entity.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (concluded)	BlackRock U.S. Government Bond V.I. Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$279,815,549	—	$279,815,549
Short-Term Securities	$2,380,827	—	—	2,380,827
Options Purchased:
Interest Rate Contracts	24,688	206,061	—	230,749
Liabilities:
Investments in Securities:
TBA Sale Commitments	—	(147,308,319)	—	(147,308,319)
Total	$2,405,515	$132,713,291	—	$135,118,806

[1] See above Schedule of Investments for values in each security type.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$51,229	$1,167,651	—	$1,218,880
Liabilities:
Interest rate contracts	(181,402)	(809,577)	—	(990,979)
Total	$(130,173)	$358,074	—	$227,901

[2]    Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and/or liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$60,000	—	—	$60,000
Cash pledged as collateral for over-the-counter swaps	110,000	—	—	110,000
Cash pledged for centrally cleared swaps	140,000	—	—	140,000
Liabilities:
Reverse repurchase agreements	—	$(7,313,213)	—	(7,313,213)
Bank overdraft	—	(133,227)	—	(133,227)
Cash received as collateral for over-the-counter swaps	—	(200,000)	—	(200,000)
Total	$310,000	$(7,646,440)	—	$(7,336,440)

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	11

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)	BlackRock U.S. Government Bond V.I. Fund

Assets
Investments at value — unaffiliated (cost — $283,446,340)	$280,046,298
Investments at value — affiliated (cost — $2,380,827)	2,380,827
Cash pledged for financial futures contracts	60,000
Cash pledged as collateral for over-the-counter swaps	110,000
Cash pledged for centrally cleared swaps	140,000
Variation margin receivable	44,509
Investments sold receivable	1,490,925
TBA sale commitments receivable	147,270,808
Receivable for reverse repurchase agreements	24,262,775
Swap premiums paid	322
Capital shares sold receivable	99,126
Interest receivable	585,858
Unrealized appreciation on swaps	1,085,744
Receivable from Manager	20,202
Dividends receivable — affiliated	175
Prepaid expenses	977
Other assets	187,587

Total assets	457,786,133

Liabilities
Bank overdraft	133,227
Options written at value (premiums received — $243,952)	282,930
TBA sale commitments at value (proceeds — $147,270,808)	147,308,319
Reverse repurchase agreements	7,313,213
Cash received as collateral for over-the-counter swaps	200,000
Investments purchased payable	162,844,007
Payable for reverse repurchase agreements	24,262,775
Swap premiums received	34,050
Unrealized depreciation on swaps	470,703
Income dividends payable	230,738
Capital shares redeemed payable	155,935
Distribution fees payable	5
Investment advisory fees payable	48,319
Other affiliates payable	1,265
Officer’s and Directors’ fees payable	1,854
Other accrued expenses payable	151,048

Total liabilities	343,438,388

Net Assets	$114,347,745

Net Assets Consist of
Paid-in capital	$118,172,129
Distributions in excess of net investment income	(903,346)
Accumulated net realized loss	(142,929)
Net unrealized appreciation/depreciation	(2,778,109)

Net Assets	$114,347,745

Net Asset Value
Class I — Based on net assets of $114,320,061 and 11,151,346 shares outstanding, 300 million shares authorized, $0.10 par value	$10.25

Class III — Based on net assets of $27,684 and 2,701 shares outstanding, 100 million shares authorized, $0.10 par value	$10.25

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)	BlackRock U.S. Government Bond V.I. Fund

Investment Income:
Interest	$1,024,337
Dividends — affiliated	2,584

Total income	1,026,921

Expenses:
Investment advisory	310,780
Professional	37,498
Transfer agent — Class I	132,638
Transfer agent — Class III	114
Distribution — Class III	36
Accounting Services	25,982
Custodian	23,587
Printing	6,999
Officer and Directors	9,020
Transfer agent fee	2,534
Miscellaneous	6,118

Total expenses excluding interest expense	555,306
Interest expense	4,321

Total expenses	559,627
Less fees waived by Manager	(2,161)
Less transfer agent fees reimbursed — Class I	(132,638)
Less transfer agent fees reimbursed — Class III	(114)

Total expenses after fees waived and reimbursed	424,714

Net investment income	602,207

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments — unaffiliated	(2,005,120)
Options written	(64,056)
Financial futures contracts	1,273,423
Swaps	91,447
Foreign currency transactions	9,207
Borrowed bonds	102,844

(592,255)

Net change in unrealized appreciation/depreciation on:
Investments	(3,761,236)
Financial futures contracts	(448,444)
Options written	(98,450)
Swaps	631,262

(3,676,868)

Total realized and unrealized loss	(4,269,123)

Net Increase in Net Assets Resulting from Operations	$(3,666,916)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	13

Statement of Changes in Net Assets

	BlackRock U.S. Government Bond V.I. Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$602,207	$2,935,967
Net realized gain	(592,255)	3,987,303
Net change in unrealized appreciation/depreciation	(3,676,868)	(3,549,589)

Net increase (decrease) in net assets resulting from operations	(3,666,916)	3,373,681

Dividends to Shareholders From
Net investment income:
Class I	(1,671,187)	(3,395,854)[1]
Class III	(356)	(1,940)[1]
Net realized gain:
Class I	—	(503,604)[1]
Class III	—	(114)[1]

Decrease in net assets resulting from dividends to shareholders	(1,671,543)	(3,901,512)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(11,280,672)	(14,391,468)

Net Assets
Total increase (decrease) in net assets	(16,619,131)	(14,919,299)
Beginning of period	130,966,876	145,886,175

End of period	$114,347,745	$130,966,876

Undistributed (distributions in excess of) net investment income	$(903,346)	$165,990

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Financial Highlights	BlackRock U.S. Government Bond V.I. Fund

	Class I
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.71	$10.76	$10.45	$9.99	$10.81	$10.32

Net investment income[1]	0.05	0.23	0.29	0.39	0.41	0.37
Net realized and unrealized gain (loss)	(0.37)	0.03	0.36	0.46	(0.59)	0.41

Net increase (decrease) from investment operations	(0.32)	0.26	0.65	0.85	(0.18)	0.78

Dividends and distributions from:
Net investment income	(0.14)	(0.27)[2]	(0.34)[2]	(0.39)[2]	(0.39)[2]	(0.27)[2]
Net realized gain	—	(0.04)[2]	—	—	(0.25)[2]	(0.02)[2]

Total dividends and distributions	(0.14)	(0.31)	(0.34)	(0.39)	(0.64)	(0.29)

Net asset value, end of period	$10.25	$10.71	$10.76	$10.45	$9.99	$10.81

Total Investment Return[3]
Based on net asset value	(3.01)%[4]	2.41%	6.31%	8.67%	(1.64)%	7.69%

Ratios to Average Net Assets
Total expenses	0.90%[5]	0.83%	0.66%	0.75%	0.66%	0.87%

Total expenses after fees waived and/or reimbursed	0.68%[5]	0.69%	0.66%	0.75%	0.65%	0.86%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.68%[5]	0.68%	0.66%	0.63%	0.61%	0.61%

Net investment income	0.97%[5]	2.13%	2.80%	3.68%	3.90%	3.58%

Supplemental Data
Net assets, end of period (000)	$114,320	$130,938	$145,886	$192,317	$222,581	$239,024

Portfolio turnover	965%[6]	1,529%[7]	2,601%[8]	3,289%[9]	2,909%[10]	5,353%[11]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 668%.

[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,119%.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,825%.

[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 2,400%.

[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 2,227%.

[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 4,916%.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	15

Financial Highlights (concluded)	BlackRock U.S. Government Bond V.I. Fund

	Class III
	Six Months Ended June 30, 2013 (Unaudited)	Period May 9, 2012[1] to December 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$10.71	$10.77

Net investment income[2]	0.01	0.08
Net realized and unrealized gain (loss)	(0.34)	0.05

Net increase (decrease) from investment operations	(0.33)	0.13

Dividends and distributions from:
Net investment income	(0.13)	(0.15)[3]
Net realized gain (loss)	—	(0.04)[3]

Total dividends and distributions	(0.13)	(0.19)

Net asset value, end of period	$10.25	$10.71

Total Investment Return[4,5]
Based on net asset value	(3.10)%	1.24%

Ratios to Average Net Assets
Total expenses[6]	1.73%	1.14%

Total expenses after fees waived and/or reimbursed[6]	0.93%	1.01%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[6]	0.93%	0.99%

Net investment income[6]	0.19%	1.20%

Supplemental Data
Net assets, end of period (000)	$28	$29

Portfolio turnover	965%[7]	1,529%[8]

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 668%.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,119%.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (Unaudited)	BlackRock U.S. Government Bond V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock U.S. Government Bond V.I. Fund (the “Fund”). Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007, and sales of Class III Shares recommenced on May 9, 2012.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (the “SEC”) require that the Fund either deliver collateral or segregate

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	17

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, swaps, short sales and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized and unrealized gains and losses are adjusted for utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Borrowed Bond Agreements: The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	19

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Reverse repurchase transactions and borrowed bond agreements are entered into by the Fund under Master Repurchase Agreements (MRA), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions and borrowed bond agreements, typically, the Fund and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be received or paid by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The following table is a summary of the Fund’s outstanding reverse repurchase agreements by counterparty, which are subject to offset under a MRA on a net basis as of June 30, 2013:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount[1]
Credit Suisse Securities (USA) LLC	$7,313,213	$(7,286,452)	—	$26,761

[1]	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Treasury Roll Transactions: The Fund may enter into treasury roll transactions. In a treasury roll transaction, the Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Fund on an accrual basis. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the securities to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	21

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2013
Derivative Assets
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps[1]; Investments at value — unaffiliated[2]; Swap premiums paid	$1,449,951

Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on swaps[1]; Options written at value; Swap premiums received	$1,025,029

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedule of Investments. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2013
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$1,273,423
Swaps	91,447
Options[3]	(72,790)

Total	$1,292,080

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(448,444)
Swaps	601,748
Options[3]	57,878
Other contracts:
Swaps	29,514

Total	$240,696

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	219
Average number of contracts sold	230
Average notional value of contracts purchased	$49,285,116
Average notional value of contracts sold	$34,640,803
Options:
Average number of option contracts purchased	1
Average number of option contracts written	1
Average notional value of option contracts purchased	$9,764,400
Average notional value of option contracts written	$19,578,175
Average number of swaption contracts purchased	5
Average number of swaption contracts written	10
Average notional value of swaption contracts purchased	$15,600,000
Average notional value of swaption contracts written	$20,200,000
Interest rate swaps:
Average number of contracts — pays fixed rate	13
Average number of contracts — receives fixed rate	10
Average notional value — pays fixed rate	$56,850,000
Average notional value — receives fixed rate	$28,457,500

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Total return swaps:
Average number of contracts	4
Average notional value	$2,510,500

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not, the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and options and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At June 30, 2013, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$18,081	—
Swaps	1,112,494	$504,753
Options	230,749	282,930

Total derivative assets and liabilities in the Statement of Assets and Liabilities	1,361,324	787,683

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(69,519)	(12,838)

Total assets and liabilities subject to a MNA	$1,291,805	$774,845

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	23

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of June 30, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
Bank of America N.A.	$199,742	$(83,787)	—	—	$115,955
BNP Paribas S.A.	171,646	(41,764)	—	—	129,882
Citibank N.A.	410,248	(18,050)	—	$(200,000)	192,198
Credit Suisse International	155,907	(13,086)	—	—	142,821
Deutsche Bank AG	285,419	(285,419)	—	—	—
Goldman Sachs International	19,337	(18,199)	—	—	1,138
JPMorgan Chase Bank N.A.	49,506	(49,506)	—	—	—

Total	$1,291,805	$(509,811)	—	$(200,000)	$581,994

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of June 30, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$83,787	$(83,787)	—	—	—
Barclays Bank PLC	7,499	—	—	—	$7,499
BNP Paribas S.A.	41,764	(41,764)	—	—	—
Citibank N.A.	18,050	(18,050)	—	—	—
Credit Suisse International	13,086	(13,086)	—	—	—
Deutsche Bank AG	387,722	(285,419)	—	$(102,303)	—
Goldman Sachs International	18,199	(18,199)	—	—	—
JPMorgan Chase Bank N.A.	204,738	(49,506)	—	—	155,232

Total	$774,845	$(509,811)	—	$(102,303)	$162,731

[1]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net amount receivable due to the counterparty in the event of default.

[3]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.50%
$1 Billion - $3 Billion	0.47%
$3 Billion - $5 Billion	0.45%
$5 Billion - $10 Billion	0.44%
Greater than $10 Billion	0.43%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, LLC (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended June 30, 2013, the Fund reimbursed the Manager $725 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2013, the Fund did not pay any amounts to affiliates in return for these services.

The Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed —class specific in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets is as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2013, were $1,311,066,021 and $1,389,344,787, respectively.

Purchases and sales of US government securities for the six months ended June 30, 2013, were $167,353,085 and $170,807,507, respectively.

For the six months ended June 30, 2013, purchases and sales of mortgage dollar rolls were $454,668,674 and $454,975,672, respectively.

Transactions in options written for the six months ended June 30, 2013, were as follows:

	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	—	4,300	$61,547	—	7,000	$132,132
Options written	182	6,200	85,661	24	33,100	647,249
Options closed	(24)	(1,800)	(55,004)	(24)	(29,800)	(627,633)

Outstanding options, end of period	158	8,700	$92,204	—	10,300	$151,748

7. Income Tax Information:

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$285,843,503

Gross unrealized appreciation	$982,579
Gross unrealized depreciation	(4,398,957)

Net unrealized depreciation	$(3,416,378)

8. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2013.

For the six months ended June 30, 2013, the average amount of transactions considered as borrowings from reverse repurchase agreements and the daily weighted average interest rates for the Fund were $10,377,008 and (0.12)%, respectively.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	25

Notes to Financial Statements (concluded)	BlackRock U.S. Government Bond V.I. Fund

the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10. Capital Share Transactions:

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
Class I	Shares	Amount	Shares	Amount
Shares sold	138,573	$1,467,569	527,373	$5,681,445
Shares issued in reinvestment of dividends and distributions	159,425	1,693,187	369,899	3,988,835
Shares redeemed	(1,371,144)	(14,441,037)	(2,234,979)	(24,091,825)

Net decrease	(1,073,146)	$(11,280,281)	(1,337,707)	$(14,421,545)

			Period May 9, 2012[1] to December 31, 2012
Class III			Shares	Amount
Shares sold	5	$55	23,203	$250,806
Shares issued in reinvestment of dividends and distributions	32	345	185	2,004
Shares redeemed	(74)	(791)	(20,650)	(222,733)

Net increase (decrease)	(37)	$(391)	2,738	$30,077

Total Net Decrease	(1,073,183)	$(11,280,672)	(1,334,969)	$(14,391,468)

[1]	Recommencement of operations.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a short-term capital gain and a long-term capital gain distribution in the following amounts per share on July 19, 2013 to shareholders of record on July 17, 2013:

	Short-Term Capital Gain	Long-Term Capital Gain
Class I	$0.060422	$0.011576
Class III	$0.060422	$0.011576

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACK ROCK®

BlackRock Variable Series Funds, Inc.

▶    BlackRock Value Opportunities V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of June 30, 2013	BlackRock Value Opportunities V.I. Fund

Investment Objective

BlackRock Value Opportunities V.I. Fund (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2013, the Fund outperformed its benchmark, the Standard & Poor’s (“S&P”) SmallCap 600® Value Index.

What factors influenced performance?

•

The Fund’s positioning within several sectors contributed positively to performance during the period. Within financials, strong performance came from holdings in real estate investment trusts, banks, capital markets and insurance companies. In the materials sector, positions in chemicals and containerboard packaging companies boosted returns. Within health care, stock selection in the biotechnology industry had a positive impact on results, as did an overweight and selection in the life sciences tools & services industry.

•	Conversely, the Fund’s positioning in the consumer discretionary sector detracted from performance for the period. In particular, a lack of exposure to media stocks proved to be a disadvantage, as did an under weight to the hotel, restaurant & leisure industry. Selection among specialty retail stocks had a negative impact as well.

Describe recent portfolio activity.

•

During the six-month period, the Fund increased exposure to financials, particularly within capital markets, thrifts and consumer finance. The Fund also increased holdings of energy services and utilities stocks. The Fund decreased holdings within industrials, notably machinery names, and consumer discretionary, mainly apparel companies.

Describe portfolio positioning at period end.

•

At period end, the Fund’s most significant sector positions relative to the S&P SmallCap 600® Value Index included overweights in health care and energy, and underweights in industrials, consumer staples and consumer discretionary.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Financials	23%
Industrials	15
Health Care	14
Consumer Discretionary	13
Information Technology	12
Energy	10
Utilities	6
Materials	6
Consumer Staples	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

BlackRock Value Opportunities V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in common stocks of small cap companies and emerging growth companies that Fund management believes have special investment value.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to November 18, 2003, the commencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index is a subset of the S&P 600® Index that consists of those stocks in the S&P 600® Index exhibiting the strongest value characteristics.

Performance Summary for the Period Ended June 30, 2013
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	17.64%	24.97%	7.14%	8.53%
Class II4	17.62	24.83	6.98	8.37
Class III[4]	17.55	24.75	6.90	8.15	[6]
S&P SmallCap 600® Value Index	16.60	28.46	9.98	10.41

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to November 18, 2003, the commencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,176.40	$4.86	$1,000.00	$1,020.33	$4.51	0.90%
Class II	$1,000.00	$1,176.20	$5.45	$1,000.00	$1,019.79	$5.06	1.01%
Class III	$1,000.00	$1,175.50	$5.88	$1,000.00	$1,019.39	$5.46	1.09%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	3

Disclosure of Expenses	BlackRock Value Opportunities V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	BlackRock Value Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 4.8%
Esterline Technologies Corp. (a)	34,000	$2,457,860
The KEYW Holding Corp. (a)(b)	135,800	1,799,350
Moog, Inc., Class A (a)(b)	60,300	3,107,259
Orbital Sciences Corp. (a)	139,500	2,423,115
Spirit AeroSystems Holdings, Inc., Class A (a)	117,700	2,528,196

		12,315,780
Automobiles — 0.7%
Thor Industries, Inc.	36,030	1,771,955
Beverages — 0.6%
Cott Corp.	188,700	1,473,747
Biotechnology — 1.2%
ArQule, Inc. (a)	54,300	125,976
Cell Therapeutics, Inc. (a)	147,800	155,190
Geron Corp. (a)	350,471	525,708
MannKind Corp. (a)(b)	270,547	1,758,556
XOMA Corp. (a)	142,900	518,727

		3,084,157
Capital Markets — 2.2%
Artisan Partners Asset Management, Inc. (a)	28,300	1,412,453
Investment Technology Group, Inc. (a)	115,800	1,618,884
Stifel Financial Corp. (a)(b)	74,000	2,639,580

		5,670,917
Chemicals — 3.1%
Axiall Corp.	41,507	1,767,368
Huntsman Corp.	63,000	1,043,280
Kraton Performance Polymers, Inc. (a)	56,300	1,193,560
OM Group, Inc. (a)	77,798	2,405,514
Rockwood Holdings, Inc.	22,791	1,459,308

		7,869,030
Commercial Banks — 8.9%
Banner Corp.	44,428	1,501,222
BBCN Bancorp, Inc.	104,400	1,484,568
Boston Private Financial Holdings, Inc.	129,253	1,375,252
Cathay General Bancorp	39,400	801,790
First Horizon National Corp.	107,800	1,207,360
Glacier Bancorp, Inc.	127,400	2,827,006
Hanmi Financial Corp. (a)	29,600	523,032
Independent Bank Corp.	68,700	2,370,150
National Penn Bancshares, Inc.	129,800	1,318,768
Old National Bancorp	91,600	1,266,828
Pinnacle Financial Partners, Inc. (a)(b)	66,600	1,712,286
PrivateBancorp, Inc.	66,000	1,399,860
Susquehanna Bancshares, Inc.	161,700	2,077,845
Umpqua Holdings Corp.	104,600	1,570,046
Wintrust Financial Corp.	32,600	1,247,928

		22,683,941
Commercial Services & Supplies — 0.8%
ACCO Brands Corp. (a)(b)	195,000	1,240,200
EnerNOC, Inc. (a)	62,363	826,933

		2,067,133
Communications Equipment — 1.9%
ARRIS Group, Inc. (a)	128,500	1,843,975
Harmonic, Inc. (a)	290,900	1,847,215
Procera Networks, Inc. (a)(b)	90,000	1,235,700

		4,926,890
Computers & Peripherals — 0.6%
NCR Corp. (a)	44,836	1,479,140
Construction & Engineering — 0.9%
KBR, Inc.	68,400	2,223,000

Common Stocks	Shares	Value
Construction & Engineering (concluded)
Orion Marine Group, Inc. (a)	14,738	$178,182

		2,401,182
Consumer Finance — 0.3%
Ezcorp, Inc., Class A (a)	40,900	690,392
Containers & Packaging — 0.8%
Rock-Tenn Co., Class A	19,200	1,917,696
Diversified Consumer Services — 0.1%
Lincoln Educational Services Corp.	69,069	363,994
Diversified Financial Services — 0.6%
Compass Diversified Holdings	80,800	1,416,424
Electric Utilities — 2.7%
ALLETE, Inc.	62,200	3,100,670
El Paso Electric Co.	40,900	1,444,179
Hawaiian Electric Industries, Inc. (b)	48,100	1,217,411
PNM Resources, Inc.	55,300	1,227,107

		6,989,367
Electronic Equipment, Instruments & Components — 4.2%
Anixter International, Inc. (a)	37,700	2,858,037
Ingram Micro, Inc., Class A (a)(b)	80,700	1,532,493
OSI Systems, Inc. (a)	35,100	2,261,142
Plexus Corp. (a)	40,500	1,210,545
Rofin-Sinar Technologies, Inc. (a)(b)	61,500	1,533,810
ScanSource, Inc. (a)	41,900	1,340,800

		10,736,827
Energy Equipment & Services — 2.6%
McDermott International, Inc. (a)(b)	163,700	1,339,066
Oil States International, Inc. (a)	13,700	1,269,168
Pioneer Energy Services Corp. (a)	244,430	1,618,127
Superior Energy Services, Inc. (a)	37,300	967,562
TETRA Technologies, Inc. (a)(b)	149,400	1,532,844

		6,726,767
Food Products — 0.4%
Pinnacle Foods, Inc.	40,900	987,735
Gas Utilities — 1.9%
South Jersey Industries, Inc.	47,100	2,704,011
Southwest Gas Corp.	43,900	2,054,081

		4,758,092
Health Care Equipment & Supplies — 5.6%
CONMED Corp.	42,581	1,330,230
Hansen Medical, Inc. (a)(b)	451,420	650,045
Invacare Corp.	192,015	2,757,335
NuVasive, Inc. (a)(b)	139,809	3,465,865
OraSure Technologies, Inc. (a)(b)	560,100	2,173,188
Wright Medical Group, Inc. (a)(b)	150,892	3,954,879

		14,331,542
Health Care Providers & Services — 5.0%
Gentiva Health Services, Inc. (a)	213,194	2,123,412
Kindred Healthcare, Inc. (a)	215,429	2,828,583
LCA-Vision, Inc. (a)	403,284	1,217,918
Owens & Minor, Inc.	105,998	3,585,912
Tenet Healthcare Corp. (a)	61,383	2,829,756

		12,585,581
Hotels, Restaurants & Leisure — 1.6%
Bravo Brio Restaurant Group, Inc. (a)	62,200	1,108,404
Brinker International, Inc.	33,331	1,314,241
Papa John’s International, Inc. (a)	27,000	1,764,990

		4,187,635

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	5

Schedule of Investments (continued)	BlackRock Value Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Household Durables — 2.1%
MDC Holdings, Inc.	21,300	$692,463
SodaStream International Ltd. (a)	35,500	2,579,075
Taylor Morrison Home Corp., Class A (a)	73,227	1,785,274
TRI Pointe Homes, Inc. (a)	16,228	269,060

		5,325,872
Insurance — 2.0%
Horace Mann Educators Corp.	79,100	1,928,458
National Financial Partners Corp. (a)	62,500	1,581,875
Selective Insurance Group, Inc.	70,800	1,629,816

		5,140,149
Internet Software & Services — 0.3%
WebMD Health Corp. (a)	22,500	660,825
Leisure Equipment & Products — 0.5%
LeapFrog Enterprises, Inc. (a)	130,184	1,281,011
Life Sciences Tools & Services — 1.7%
Affymetrix, Inc. (a)	868,100	3,854,364
Pacific Biosciences of California, Inc. (a)	143,300	361,116

		4,215,480
Machinery — 5.4%
AGCO Corp.	34,900	1,751,631
Altra Holdings, Inc.	114,090	3,123,784
Barnes Group, Inc.	32,700	980,673
Briggs & Stratton Corp.	43,400	859,320
CIRCOR International, Inc.	14,671	746,167
Crane Co.	15,800	946,736
EnPro Industries, Inc. (a)(b)	12,800	649,728
Kennametal, Inc.	32,800	1,273,624
RBC Bearings, Inc. (a)	52,200	2,711,790
Titan International, Inc.	43,200	728,784

		13,772,237
Metals & Mining — 1.2%
Haynes International, Inc.	50,105	2,398,526
Materion Corp.	21,514	582,814

		2,981,340
Multiline Retail — 0.6%
Fred’s, Inc., Class A	104,700	1,621,803
Multi-Utilities — 1.6%
Northwestern Corp.	99,600	3,974,040
Oil, Gas & Consumable Fuels — 6.7%
Africa Oil Corp. (a)(b)	280,300	1,878,972
Bill Barrett Corp. (a)(b)	55,600	1,124,232
Carrizo Oil & Gas, Inc. (a)	84,200	2,385,386
Gastar Exploration Ltd. (a)	317,889	848,764
Goodrich Petroleum Corp. (a)(b)	23,700	303,360
Oasis Petroleum, Inc. (a)	89,256	3,469,381
SM Energy Co.	62,200	3,730,756
Stealthgas, Inc. (a)	114,100	1,255,100
Whiting Petroleum Corp. (a)	44,700	2,060,223

		17,056,174
Paper & Forest Products — 0.8%
Schweitzer-Mauduit International, Inc.	39,576	1,974,051
Professional Services — 0.7%
Kforce, Inc. (a)	122,400	1,787,040
Real Estate Investment Trusts (REITs) — 7.4%
BioMed Realty Trust, Inc. (b)	88,600	1,792,378
CommonWealth REIT (b)	137,452	3,177,890
Corporate Office Properties Trust (b)	59,066	1,506,183

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
DuPont Fabros Technology, Inc. (b)	130,053	$3,140,780
Education Realty Trust, Inc.	213,977	2,188,985
Pennsylvania Real Estate Investment Trust	144,141	2,721,382
Rouse Properties, Inc.	214,896	4,216,260

		18,743,858
Road & Rail — 1.2%
Marten Transport Ltd.	103,800	1,626,546
Vitran Corp., Inc. (a)	213,100	1,393,674

		3,020,220
Semiconductors & Semiconductor Equipment — 2.7%
DSP Group, Inc. (a)	217,900	1,810,749
Fairchild Semiconductor International, Inc. (a)(b)	81,600	1,126,080
PMC-Sierra, Inc. (a)	268,000	1,701,800
RF Micro Devices, Inc. (a)	145,000	775,750
Teradyne, Inc. (a)(b)	78,400	1,377,488

		6,791,867
Software — 2.4%
Bottomline Technologies, Inc. (a)(b)	64,603	1,633,810
Compuware Corp.	41,600	430,560
Monotype Imaging Holdings, Inc.	22,500	571,725
PTC, Inc. (a)	71,800	1,761,254
Take-Two Interactive Software, Inc. (a)	120,100	1,797,897

		6,195,246
Specialty Retail — 6.3%
Abercrombie & Fitch Co., Class A	26,521	1,200,075
Aeropostale, Inc. (a)(b)	98,054	1,353,145
Ascena Retail Group, Inc. (a)(b)	58,100	1,013,845
Chico’s FAS, Inc.	71,953	1,227,518
The Children’s Place Retail Stores, Inc. (a)	29,200	1,600,160
Express, Inc. (a)	126,300	2,648,511
Genesco, Inc. (a)(b)	42,700	2,860,473
OfficeMax, Inc.	156,187	1,597,793
Penske Automotive Group, Inc.	52,300	1,597,242
Stage Stores, Inc.	35,034	823,299

		15,922,061
Textiles, Apparel & Luxury Goods — 1.0%
G-III Apparel Group Ltd. (a)	18,400	885,408
Vera Bradley, Inc. (a)	28,900	625,974
Wolverine World Wide, Inc. (b)	17,100	933,831

		2,445,213
Thrifts & Mortgage Finance — 1.0%
Northwest Bancshares, Inc.	57,800	780,878
Provident Financial Services, Inc.	119,110	1,879,556

		2,660,434
Trading Companies & Distributors — 0.2%
Air Lease Corp.	17,200	474,548
Wireless Telecommunication Services — 0.4%
Leap Wireless International, Inc. (a)	151,700	1,020,941
Total Common Stocks — 97.7%		248,500,334

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Schedule of Investments (continued)	BlackRock Value Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Warrants (c)	Shares	Value
Biotechnology — 0.1%
MannKind Corp. (Issued/exercisable 2/06/12, 0.6 Share for 1 Warrant, Expires 2/08/16, Strike Price $2.40)	53,200	$148,960
XOMA Corp. (Issued/exercisable 3/09/12, 0.50 Share for 1 Warrant, Expires 3/09/17, Strike Price $1.76)	47,650	44,553
Total Warrants — 0.1%		193,513
Total Long-Term Investments
(Cost — $209,677,138) — 97.8%		248,693,847

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (d)(e)	7,276,014	$7,276,014

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.21% (d)(e)(f)	$32,123	32,122,809
Total Short-Term Securities
(Cost — $39,398,823) — 15.5%		39,398,823
Total Investments (Cost — $249,075,961) — 113.3%		288,092,670
Liabilities in Excess of Other Assets — (13.3)%		(33,866,150)

Net Assets — 100.0%		$254,226,520

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(d)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity	Shares/Beneficial Interest Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	10,120,528	(2,844,514)	7,276,014	$3,590
BlackRock Liquidity Series LLC, Money Market Series	$32,328,593	$(205,784)	$32,122,809	$59,570

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	7

Schedule of Investments (concluded)	BlackRock Value Opportunities V.I. Fund

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$248,500,334	—	—	$248,500,334
Warrants	148,960	—	$44,553	193,513
Short-Term Securities	7,276,014	$32,122,809	—	39,398,823
Total	$255,925,308	$32,122,809	$44,553	$288,092,670

[1] See above Schedule of Investments for values in each industry.

Certain of the Fund’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$169	—	—	$169
Liabilities:
Collateral on securities loaned at value	—	$(32,122,809)	—	(32,122,809)
Total	$169	$(32,122,809)	—	$(32,122,640)

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)	BlackRock Value Opportunities V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $31,050,592) (cost — $209,677,138)	$248,693,847
Investments at value — affiliated (cost — $39,398,823)	39,398,823
Foreign currency at value (cost — $179)	169
Investments sold receivable	1,519,020
Capital shares sold receivable	15,815
Dividends receivable — unaffiliated	377,694
Dividends receivable — affiliated	399
Receivable from Manager	19,145
Securities lending income receivable — affiliated	14,366
Prepaid expenses	2,014

Total assets	290,041,292

Liabilities
Collateral on securities loaned at value	32,122,809
Investments purchased payable	3,290,681
Capital shares redeemed payable	87,403
Investment advisory fees payable	156,295
Distribution fees payable	2,072
Other affiliates payable	1,965
Officer’s and Directors’ fees payable	1,366
Other accrued expenses payable	152,181

Total liabilities	35,814,772

Net Assets	$254,226,520

Net Assets Consist of
Paid-in capital	264,827,113
Undistributed net investment income	385,823
Accumulated net realized loss	(50,003,115)
Net unrealized appreciation/depreciation	39,016,699

Net Assets	$254,226,520

Net Asset Value
Class I — Based on net assets of $242,356,853 and 10,624,612 shares outstanding, 100 million shares authorized, $0.10 par value	$22.81

Class II — Based on net assets of $4,240,711 and 186,345 shares outstanding, 100 million shares authorized, $0.10 par value	$22.76

Class III — Based on net assets of $7,628,956 and 408,260 shares outstanding, 10 million shares authorized, $0.10 par value	$18.69

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	9

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)	BlackRock Value Opportunities V.I. Fund

Investment Income
Dividends — unaffiliated	$1,313,919
Foreign taxes withheld	(3,383)
Securities lending — affiliated — net	59,570
Dividends — affiliated	3,590

Total income	1,373,696

Expenses
Investment advisory	922,614
Distribution — Class II	3,148
Distribution — Class III	11,318
Transfer agent — Class I	199,659
Transfer agent — Class II	1,347
Transfer agent — Class III	11,520
Professional	33,395
Accounting services	27,113
Custodian	15,160
Officer and Directors	10,044
Printing	7,392
Miscellaneous	5,776

Total expenses	1,248,486
Less fees waived by Manager	(3,009)
Less transfer agent fees reimbursed — Class I	(112,044)
Less transfer agent fees reimbursed — Class II	(676)
Less transfer agent fees reimbursed — Class III	(10,704)

Total expenses after fees waived and reimbursed	1,122,053

Net investment income	251,643

Realized and Unrealized Gain (Loss):
Net realized gain from investments	20,645,468

Net change in unrealized appreciation/depreciation:
Investments	18,836,837
Foreign currency translations	(10)

18,836,827

Total realized and unrealized gain	60,127,763

Net Increase in Net Assets Resulting from Operations	$39,733,938

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Statements of Changes in Net Assets

	BlackRock Value Opportunities V.I. Fund
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$251,643	$1,085,652
Net realized gain	20,645,468	24,623,480
Net change in unrealized appreciation/depreciation	18,836,827	4,200,309

Net increase in net assets resulting from operations	39,733,938	29,909,441

Dividends to Shareholders From
Net investment income:
Class I	—	(1,007,491)[1]
Class II	—	(12,122)[1]
Class III	—	(42,587)[1]

Decrease in net assets resulting from dividends to shareholders	—	(1,062,200)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(14,608,675)	(30,848,426)

Net Assets
Total increase (decrease) in net assets	25,125,263	(2,001,185)
Beginning of period	229,101,257	231,102,442

End of period	$254,226,520	$229,101,257

Undistributed net investment income	$385,823	$134,180

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	11

Financial Highlights	BlackRock Value Opportunities V.I. Fund

	Class I
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,

		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$19.39	$17.16	$17.66	$13.79	$10.81	$19.11

Net investment income[1]	0.02	0.09	0.07	0.08	0.08	0.12
Net realized and unrealized gain (loss)	3.40	2.23	(0.50)	3.87	2.98	(7.80)

Net increase (decrease) from investment operations	3.42	2.32	(0.43)	3.95	3.06	(7.68)

Dividends and distributions from:
Net investment income	—	(0.09)[2]	(0.07)[2]	(0.08)[2]	(0.08)[2]	(0.12)[2]
Net realized gain	—	—	—	—	—	(0.50)[2]

Total dividends and distributions	—	(0.09)	(0.07)	(0.08)	(0.08)	(0.62)

Net asset value, end of period	$22.81	$19.39	$17.16	$17.66	$13.79	$10.81

Total Investment Return[3]
Based on net asset value	17.64%[4]	13.54%	(2.43)%	28.69%[5]	28.34%	(40.04)%

Ratios to Average Net Assets
Total expenses	1.00%[6]	0.95%	0.84%	0.84%	0.88%	0.87%

Total expenses after fees waived and reimbursed	0.90%[6]	0.87%	0.84%	0.84%	0.88%	0.87%

Net investment income	0.22%[6]	0.48%	0.37%	0.54%	0.73%	0.72%

Supplemental Data
Net assets, end of period (000)	$242,357	$213,871	$216,551	$255,596	$217,029	$164,193

Portfolio turnover	30%	47%	45%	55%	121%	127%

	Class II
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$19.35	$17.13	$17.62	$13.76	$10.79	$19.06

Net investment income[1]	0.01	0.06	0.04	0.06	0.06	0.09
Net realized and unrealized gain (loss)	3.40	2.22	(0.49)	3.86	2.97	(7.77)

Net increase (decrease) from investment operations	3.41	2.28	(0.45)	3.92	3.03	(7.68)

Dividends and distributions from:
Net investment income	—	(0.06)[2]	(0.04)[2]	(0.06)[2]	(0.06)[2]	(0.09)[2]
Net realized gain	—	—	—	—	—	(0.50)[2]

Total dividends and distributions	—	(0.06)	(0.04)	(0.06)	(0.06)	(0.59)

Net asset value, end of period	$22.76	$19.35	$17.13	$17.62	$13.76	$10.79

Total Investment Return[3]
Based on net asset value	17.62%[4]	13.31%	(2.55)%	28.50%[7]	28.12%	(40.14)%

Ratios to Average Net Assets
Total expenses	1.05%[6]	1.16%	0.99%	0.99%	1.03%	1.02%

Total expenses after fees waived and reimbursed	1.01%[6]	1.04%	0.99%	0.99%	1.03%	1.02%

Net investment income	0.10%[6]	0.31%	0.21%	0.38%	0.49%	0.56%

Supplemental Data
Net assets, end of period (000)	$4,241	$3,968	$3,980	$5,143	$4,740	$4,898

Portfolio turnover	30%	47%	45%	55%	121%	127%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 28.32%.

[6]	Annualized.

[7]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 28.13%

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Financial Highlights (concluded)	BlackRock Value Opportunities V.I. Fund

	Class III
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$15.90	$14.09	$14.50	$11.35	$8.91	$15.93

Net investment income (loss)[1]	(0.00)[2]	0.04	0.02	0.05	0.04	0.07
Net realized and unrealized gain (loss)	2.79	1.83	(0.40)	3.16	2.46	(6.50)

Net increase (decrease) from investment operations	2.79	1.87	(0.38)	3.21	2.50	(6.43)

Dividends and distributions from:
Net investment income	—	(0.06)[3]	(0.03)[3]	(0.06)[3]	(0.06)[3]	(0.09)[3]
Net realized gain	—	—	—	—	—	(0.50)[3]

Total dividends and distributions	—	(0.06)	(0.03)	(0.06)	(0.06)	(0.59)

Net asset value, end of period	$18.69	$15.90	$14.09	$14.50	$11.35	$8.91

Total Investment Return[4]
Based on net asset value	17.55%[5]	13.28%	(2.61)%	28.31%[6]	28.06%	(40.21)%

Ratios to Average Net Assets
Total expenses	1.33%[7]	1.21%	1.09%	1.09%	1.13%	1.12%

Total expenses after fees waived and reimbursed	1.09%[7]	1.08%	1.09%	1.09%	1.13%	1.12%

Net investment income (loss)	(0.05)%[7]	0.28%	0.11%	0.37%	0.45%	0.49%

Supplemental Data
Net assets, end of period (000)	$7,629	$11,262	$10,571	$11,700	$5,944	$4,745

Portfolio turnover	30%	47%	45%	55%	121%	127%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 27.96%.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	13

Notes to Financial Statements (Unaudited)	BlackRock Value Opportunities V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Value Opportunities V.I. Fund (the “Fund”). Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

(for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	15

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

The following table is a summary of the Fund’s open securities lending agreements by counterparty which are subject to offset under a MSLA as of June 30, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Morgan Stanley	$11,867,540	$(11,867,540)	—
Credit Suisse Securities (USA) LLC	11,529,298	(11,529,298)	—
Goldman Sachs & Co.	4,023,393	(4,023,393)	—
JP Morgan Securities LLC	1,967,203	(1,967,203)	—
Citigroup Global Markets, Inc.	845,000	(845,000)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	634,270	(634,270)	—
UBS Securities LLC	183,888	(183,888)	—

Total	$31,050,592	$(31,050,592)	—

[1]

Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $32,122,809 has been received in connection with securities lending transactions.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2013, any securities on loan were collateralized by cash.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended June 30, 2013, the Fund reimbursed the Manager $1,267 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2013, the

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.09%
Class III	0.01%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed —class specific in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2013, BIM received $25,347 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment advisor, common offices, or common directors. For the six months ended June 30, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were $316,271 and $794,994, respectively.

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2013, were $71,004,578 and $79,626,955, respectively.

6. Income Tax Information:

As of December 31, 2012, the Fund had a capital loss carryforward available to offset future realized capital gains of $69,450,794, all of which is due to expire December 31, 2017.

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$249,926,706

Gross unrealized appreciation	$48,968,748
Gross unrealized depreciation	(10,802,784)

Net unrealized appreciation	$38,165,964

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	17

Notes to Financial Statements (concluded)	BlackRock Value Opportunities V.I. Fund

perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

As of June 30, 2013, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	251,877	$5,433,612	248,347	$4,657,982
Shares issued in reinvestment of dividends	—	—	53,150	1,007,491
Shares redeemed	(657,875)	(14,279,674)	(1,891,149)	(35,309,597)

Net decrease	(405,998)	$(8,846,062)	(1,589,652)	$(29,644,124)

Class II
Shares sold	540	$11,402	6,044	$111,745
Shares issued in reinvestment of dividends	—	—	642	12,122
Shares redeemed	(19,231)	(418,055)	(34,061)	(635,050)

Net decrease	(18,691)	$(406,653)	(27,375)	$(511,183)

Class III
Shares sold	34,058	$601,843	106,165	$1,593,160
Shares issued in reinvestment of dividends	—	—	2,744	42,587
Shares redeemed	(334,172)	(5,957,803)	(151,008)	(2,328,866)

Net decrease	(300,114)	$(5,355,960)	(42,099)	$(693,119)
Total Net Decrease	(724,803)	$(14,608,675)	(1,659,126)	$(30,848,426)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend in the following amounts per share on July 19, 2013 to shareholders of record on July 17, 2013:

Class I	$0.015344
Class II	$0.015344
Class III	$0.015344

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Basic Value V.I. Fund (the “Basic Value V.I. Fund”), BlackRock Capital Appreciation V.I. Fund (the “Capital Appreciation V.I. Fund”), BlackRock Equity Dividend V.I. Fund (the “Equity Dividend V.I. Fund”), BlackRock Global Allocation V.I. Fund (the “Global Allocation V.I. Fund”), BlackRock Global Opportunities V.I. Fund (the “Global Opportunities V.I. Fund”), BlackRock High Yield V.I. Fund (the “High Yield V.I. Fund”), BlackRock International V.I. Fund (the “International V.I. Fund”), BlackRock Large Cap Core V.I. Fund (the “Large Cap Core V.I. Fund”), BlackRock Large Cap Growth V.I. Fund (the “Large Cap Growth V.I. Fund”), BlackRock Large Cap Value V.I. Fund (the “Large Cap Value V.I. Fund”), BlackRock Managed Volatility V.I. Fund (the “Managed Volatility V.I. Fund”), BlackRock Money Market V.I. Fund (the “Money Market V.I. Fund”), BlackRock S&P 500 Index V.I. Fund (the “S&P 500 Index V.I. Fund”), BlackRock Total Return V.I. Fund (the “Total Return V.I. Fund”), BlackRock U.S. Government Bond V.I. Fund (the “U.S. Government Bond V.I. Fund”) and BlackRock Value Opportunities V.I. Fund (the “Value Opportunities V.I. Fund”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Variable Series Funds, Inc. (the “Corporation”), met in person on April 9, 2013 (the “April Meeting”) and May 14-15, 2013 (the “May Meeting”) to consider the approval of the Corporation’s investment advisory agreements (collectively, the “Advisory Agreements”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Investment Management, LLC; (b) BlackRock Financial Management, Inc.; (c) BlackRock International Limited; (d) BlackRock (Hong Kong) Limited; and (e) BlackRock (Singapore) Limited (collectively, the “Sub-Advisors”) with respect to the Funds, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	19

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1, and, as for the S&P 500 Index V.I. Fund, the gross investment performance of the Fund as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain Open-End Funds; and (vii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category and, for the S&P 500 Index V.I. Fund, the gross investment performance of the Fund as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the Basic Value V.I. Fund ranked in the fourth, fourth and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and three-year periods compared to its Lipper Performance Universe. The Board was informed that, among other things, sector allocation and stock selection accounted for the majority of the underperformance during the one- and three-year periods. The Fund’s large overweight in the information technology sector accounted for the majority of the underperformance. Additionally, being underweight in financials and consumer discretionary sectors also proved to be costly to performance. Stock selection in the materials and consumer discretionary sector also contributed to the Fund’s underperformance during the periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Basic Value V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance. BlackRock and the Board concurred, given the Fund’s poor historical performance, in making a change within the portfolio management team effective October 2012. Both BlackRock and the Board are hopeful that the change in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Fund’s performance.

The Board noted that the Capital Appreciation V.I. Fund ranked in the fourth, fourth and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared to its Lipper Performance Universe. The Board was informed that, among other things, the portfolio’s aggressive positioning generated relative underperformance as investors sold more volatile high growth holdings in favor of more defensive dividend yielding companies. The Fund’s portfolio manager’s decision to position the portfolio aggressively in 2011 and maintain its aggressive positioning throughout the year and into 2012 contributed to underperformance as, in hindsight, the market favored risk aversion and a more defensive positioning. Through 2011 and the first half of 2012, the Fund experienced relative stock selection weakness across all sectors, as within each sector the Fund was biased to riskier and higher growth stocks.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Capital Appreciation V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance. BlackRock and the Board concurred, given the Fund’s poor historical performance, in changing the portfolio management team effective January 2013. Both BlackRock and the Board are hopeful that the change in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Fund’s performance.

The Board noted that the Equity Dividend V.I. Fund ranked in the fourth quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared to its Lipper Performance Universe. The Board was informed that, among other things, the largest detractor from relative performance during the periods was the Fund’s low beta, which served as a significant drag on performance in last year’s up market. The Fund’s underweight to financials and stock selections in industrials, consumer discretionary and financials also detracted significantly from performance.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Equity Dividend V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that the Global Allocation V.I. Fund ranked in the third, third and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and three-year periods compared to its Lipper Performance Universe. The Board was informed that, among other things, for the one-year period, the major detractors from performance included stock selection in the US, Canada, and Australia (largely attributed to gold-related mining companies) and an allocation to cash as global equity and fixed income markets broadly advanced over the period. The Fund held cash in lieu of fixed income and to mitigate risk in the Fund’s portfolio. Three-year underperformance can be attributed to the Fund’s underweight to fixed income, notably US Treasury bonds and other sovereign rate debt. The Fund remained underweight to fixed income given low interest rates across the bond markets and the potential risk of absolute losses with a rise in interest rates.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Global Allocation V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that the Global Opportunities V.I. Fund ranked in the fourth quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared to its Lipper Performance Universe. The Board was informed that, among other things, during the one-year period

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	21

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

ended June 2010, the Fund’s poorly timed adjustments to portfolio risks during the risk-on/risk-off environment was a major detractor to the three-year performance. Adverse stock selection in industrials and commodities in 2011 and the first half of 2012 also contributed to the Fund’s underperformance.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Global Opportunities V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance. BlackRock and the Board concurred, given the Fund’s poor historical performance, in making a change within the portfolio management team effective June 2012. Both BlackRock and the Board are hopeful that the change in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Fund’s performance.

The Board noted that the High Yield V.I. Fund ranked in the second, first and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the International V.I. Fund ranked in the fourth quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared to its Peers. The Board was informed that, a contributing factor to underperformance for the one-year period was the strategy’s high quality bias, particularly during the third quarter. The team’s modestly defensive position stems from the team’s continued view of an on-going low-growth environment. The Fund was overweight more defensive sectors such as consumer staples and health care, and underweight more cyclical sectors such as energy and financials. Being overweight in the information technology sector was a primary detractor from performance during the one-year period. The Fund’s longer-term underperformance is attributable to the Fund’s historical value bias, which led to under exposure to emerging markets and growth-based companies, both of which performed well on the three- and five-year basis.

The Board and BlackRock also discussed BlackRock’s strategy for improving the International V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that the Large Cap Core V.I. Fund ranked in the fourth, third and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared to its Lipper Performance Universe. BlackRock informed the Board that, among other things, the Fund was positioned too aggressively for the tumultuous environment of the last few years, as it was Fund management’s belief the market would break out of its long-standing trading range and continue moving to the upside. Unfortunately, the thesis did not materialize and the positioning proved to be a significant detractor from performance. At the core of the Fund’s positioning, three primary factors standout as having disadvantaged the portfolio: size, volatility and momentum. Beyond those three elements, the Fund maintained a strong value bias due to the tilt of the quantitative models toward value factors, such as free cash flow yield, which underperformed relative to other factors in the period and therefore detracted from performance.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Large Cap Core V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance. BlackRock and the Board concurred, given the Fund’s poor historical performance, in making a change within the portfolio management team effective June 2012. Both BlackRock and the Board are hopeful that the change in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Fund’s performance.

The Board noted that the Large Cap Growth V.I. Fund ranked in the third, first and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and five-year periods compared to its Lipper Performance Universe. BlackRock informed the Board that, among other things, the Fund was positioned too aggressively for the tumultuous environment of the last few years, as it was management’s belief the market would break out of its long-standing trading range and continue moving to the upside. Unfortunately, the thesis did not materialize and the positioning proved to be a significant detractor from performance. At the core of the Fund’s positioning, three primary factors stand out as having disadvantaged the portfolio: size, volatility and momentum. Beyond those three elements, the Fund maintained a strong value bias due to the tilt of the quantitative models toward value factors, such as free cash flow yield, which underperformed relative to other factors in the period and therefore detracted from performance.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Large Cap Growth V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance. BlackRock and the Board concurred, given the Fund’s poor historical performance, in making a change within the portfolio management team effective June 2012. Both BlackRock and the Board are hopeful that the change in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Fund’s performance.

The Board noted that the Large Cap Value V.I. Fund ranked in the third, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared to its Lipper Performance Universe. BlackRock informed the Board that, among other things, the Fund was positioned too aggressively for the tumultuous environment of the last few years, as it was Fund management’s belief the market would break out of its long-standing trading range and continue moving to the upside. Unfortunately, the thesis did not materialize and the positioning proved to be a significant detractor from performance. At the core of the Fund’s positioning, three primary factors stand

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

out as having disadvantaged the portfolio: size, volatility and momentum. Beyond those three elements, the Fund maintained a strong value bias due to the tilt of the quantitative models toward value factors, such as free cash flow yield, which underperformed relative to other factors in the period and therefore detracted from performance.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Large Cap Value V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance. BlackRock and the Board concurred, given the Fund’s poor historical performance, in making a change within the portfolio management team effective June 2012. Both BlackRock and the Board are hopeful that the change in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Fund’s performance.

The Board noted that the Managed Volatility V.I. Fund ranked in the fourth quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared to its Lipper Performance Universe. The Board was informed that, among other things, the primary detractor was the Fund’s equity component. The Board noted that effective January 22, 2013, the Fund had undergone a change in its investment strategy, and in that connection had changed its name from BlackRock Balanced Capital V.I. Fund.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Managed Volatility V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance. BlackRock and the Board concurred, given the Fund’s poor historical performance, in making a change within the portfolio management team effective January 2013. Both BlackRock and the Board are hopeful that the change in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Fund’s performance.

The Board noted that the Money Market V.I. Fund ranked in the third, third and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. Additionally the Board noted that the Fund performed within the one basis point threshold of its Lipper Performance Universe peer median for the one-and three-year periods. The Board reviewed the Fund’s performance within the context of the low yield environment that has existed over the past few years.

The Board noted that the S&P 500 Index V.I. Fund’s gross performance (before fees and expenses) exceeded its benchmark index during each of the one-, three- and five-year periods reported. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the Fund.

The Board noted that the Total Return V.I. Fund ranked in the first, first and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the U.S. Government Bond V.I. Fund ranked in the third, second and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and five-year periods compared to its Lipper Performance Universe. The Board was informed that, among other things, underperformance during the five-year period was primarily due to the Fund’s significant exposure to non-government debt during the financial crisis in 2008. Most notably, the underperformance was due to a large allocation to non-agency mortgages and commercial mortgage backed securities, which both dramatically underperformed. For the one-year period the Fund’s underperformance compared to the peer group was primarily driven by its shorter duration positioning. The European sovereign debt crisis and growing concerns over slowing global growth drove U.S. Treasury prices higher benefitting those peers who maintained a greater exposure to Treasuries and longer durations.

The Board and BlackRock also discussed BlackRock’s strategy for improving the U.S. Government Bond V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that the Value Opportunities V.I. Fund ranked in the fourth, second and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and five-year periods compared to its Lipper Performance Universe. The Board was informed that, among other things, longer-term relative results continue to be negatively impacted by the Fund’s underperformance during the 2008 financial crisis, as the Fund’s holdings in the financial sector weighed heavily on returns during the U.S. real estate market collapse and the subsequent credit crisis. The one-year underperformance is attributable to stock selection in the consumer discretionary and energy sectors as well as our general overweight to the energy sector and underweight to consumer discretionary sector.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Value Opportunities V.I. Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board compared each Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	23

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Basic Value V.I. Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis. Additionally, the Board noted that BlackRock has voluntarily agreed to a cap on certain operational and networking fees for the Fund on a class-by-class basis.

The Board noted that the Capital Appreciation V.I. Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Fund’s total net operating expenses on a class-

by-class basis. Additionally, the Board noted that BlackRock has voluntarily agreed to a cap on certain operational and networking fees for the Fund on a class-by-class basis.

The Board noted that the Equity Dividend V.I. Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis. Additionally, the Board noted that BlackRock has voluntarily agreed to a cap on certain operational and networking fees for the Fund on a class-by-class basis.

The Board noted that the Global Allocation V.I. Fund’s contractual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis. Additionally, the Board noted that BlackRock has voluntarily agreed to a cap on certain operational and networking fees for the Fund on a class-by-class basis.

The Board noted that the Global Opportunities V.I. Fund’s contractual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis. Additionally, the Board noted that BlackRock has voluntarily agreed to a cap on certain operational and networking fees for the Fund on a class-by-class basis.

The Board noted that the High Yield V.I. Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of Total Return V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis. Additionally, the Board noted that BlackRock has voluntarily agreed to a cap on certain operational and networking fees for the Fund on a class-by-class basis.

The Board noted that the International V.I. Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis. Additionally, the Board noted that BlackRock has voluntarily agreed to a cap on certain operational and networking fees for the Fund on a class-by-class basis.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board noted that the Large Cap Core V.I. Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis. Additionally, the Board noted that BlackRock has voluntarily agreed to a cap on certain operational and networking fees for the Fund on a class-by-class basis.

The Board noted that the Large Cap Growth V.I. Fund’s contractual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis. Additionally, the Board noted that BlackRock has voluntarily agreed to a cap on certain operational and networking fees for the Fund on a class-by-class basis.

The Board noted that the Large Cap Value V.I. Fund’s contractual management fee rate ranked in the fourth quartile relative to the Fund’s Expense Peers. The Board also noted, the Fund’s total net operating expense ratio ranked in the second quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis. Additionally, the Board noted that after discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee reduction, which may result in savings to shareholders, that was implemented on June 1, 2012. Finally, the Board noted that BlackRock has voluntarily agreed to a cap on certain operational and networking fees for the Fund on a class-by-class basis.

The Board noted that the Managed Volatility V.I. Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis. Additionally, the Board noted that BlackRock has contractually agreed to waive a portion of the advisory fee for the Managed Volatility V.I. Fund. Finally, the Board noted that BlackRock has voluntarily agreed to a cap on certain operational and networking fees for the Fund on a class-by-class basis.

The Board noted that the Money Market V.I. Fund’s contractual management fee rate ranked in the third quartile relative to the Fund’s Expense Peers. The Board reviewed the Fund’s expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis. Additionally, the Board noted that BlackRock has voluntarily agreed to a cap on certain operational and networking fees for the Fund on a class-by-class basis. Finally, the Board noted that, to enable the Fund to maintain minimum levels of daily net investment income, BlackRock has voluntarily agreed to reduce the Fund’s expenses as necessary. This waiver and/or reimbursement may be discontinued at any time without notice.

The Board noted that the S&P 500 Index V.I. Fund’s contractual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes voluntary breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis. Additionally, the Board noted that BlackRock has voluntarily agreed to a cap on certain operational and networking fees for the Fund on a class-by-class basis.

The Board noted that the Total Return V.I. Fund’s contractual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Fund, combined with the assets of High Yield V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis. Additionally, the Board noted that BlackRock has voluntarily agreed to a cap on certain operational and networking fees for the Fund on a class-by-class basis.

The Board noted that the U.S. Government Bond V.I. Fund’s contractual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis. Additionally, the Board noted that BlackRock has voluntarily agreed to a cap on certain operational and networking fees for the Fund on a class-by-class basis.

The Board noted that the Value Opportunities V.I. Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has voluntarily

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	25

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis. Additionally, the Board noted that BlackRock has voluntarily agreed to a cap on certain operational and networking fees for the Fund on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints, or with respect to the S&P 500 Index V.I. Fund, through the use of contractual breakpoints and/or revised voluntary breakpoints, in the advisory fee based upon the asset level of each Fund, and in the case of High Yield V.I. Fund and Total Return V.I. Fund, based on the combined assets of those two Funds. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

The Board further noted that, except with respect to Money Market V.I. Fund, it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund market-place, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2014, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director

Fred G. Weiss, Vice Chairman of the Board and Director

Paul L. Audet, Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Laurence D. Fink, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.1

New York, NY 10055

BlackRock Investment Management LLC2

Princeton, NJ 08540

BlackRock International Limited3

Hong Kong

BlackRock (Hong Kong) Limited4

Hong Kong

BlackRock (Singapore) Limited4

079912 Singapore

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

The Bank of New York Mellon5

New York, NY 10286

Brown Brothers Harriman & Co.6

Boston, MA 02109

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

[1]	For BlackRock High Yield V.I. Fund, BlackRock Managed Volatility V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund.

[2]	For all Funds except BlackRock High Yield V.I. Fund, BlackRock International V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund.

[3]	For BlackRock International V.I. Fund.

[4]	For BlackRock Managed Volatility V.I. Fund.

[5]	For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

[6]	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013	27

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	JUNE 30, 2013

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

VS-6/13-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: August 29, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Variable Series Funds, Inc.

Date: August 29, 2013

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